UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report

December 31, 2017

83.13
+1.19
57.30
+1.80
74.40
+5.09
57.01
+1.19
+1.80
+2.65

President’s

Message

Dear Investor,

The year 2017 ended as it began, strong. The market, fueled by a perfect trifecta of low inflation, global economic expansion and favorable monetary policies, set the stage for double-digit gains across both domestic and international equity indices. For U.S. equities, the bull market run continued throughout the year. Consistency was the story, as equities had positive returns in every month of 2017. Globally, international markets were boosted by a strengthening Eurozone, investor enthusiasm for technology stocks and China holding strong. Low inflation was the key driver for bonds, which also posted overall positive returns.

Despite natural disasters and a volatile political landscape to start the year, the U.S. economy grew at a solid pace throughout the second half of 2017. Third quarter Gross Domestic Product (GDP) came in at a healthy rate of 3.2% following 3.1% growth in the second quarter. December saw a weaker than expected jobs report, but overall unemployment posted a 17-year low at 4.1%. Interest rates are showing signs of upward movement, but they remain low by historical standards, and inflation remains low with the Consumer Price Index (CPI) at 2.1%.

Equity Markets

The U.S. equity markets saw a strong first half, driven by speculation that a Trump administration would deliver policy changes to fuel the economy. Despite some anticipated policies not coming to fruition, strong earnings growth provided support for growing investor confidence and rising domestic markets throughout the year. The S&P 500® Index returned a robust 21.8%, with significant differences between sectors. The Russell 1000 Growth Index, which measures domestic large cap growth stocks, returned an impressive 30.2% for the year. In contrast, the Russell 2000 Value Index, which measures domestic small cap value stocks, returned 7.8% in 2017.

The international markets were not to be outdone. Similar to the U.S. markets, consistency was the theme, with all major regions posting positive returns. Emerging markets were poised for growth coming off momentum in the latter part of 2016. With technology and financial stocks leading the way, the MSCI Emerging Market Index soared to 37.2% for the year. The re-emergence of Europe and Japan helped drive strong performance from developing markets as the MSCI EAFE Index returned a robust 25%.

Fixed Income Markets

A strong global economy, which is often accompanied by inflation, can prove difficult for fixed income markets. However, 2017 was not a typical market and, with the support of low inflation, fixed income posted gains. High yield was the darling of fixed income, with the Bloomberg Barclays US Corporate High Yield Bond Index returning 7.5%, while the Bloomberg Barclays US Aggregate Bond Index returned 3.54%. Global bonds were also a standout, with the Bloomberg Barclays Global Aggregate Unhedged Index returning 7.4%.

In the U.S., with continued expectations for normalization of monetary policies, we saw a flattening of the yield curve, characterized by higher short-term rates and lower long-term rates. As anticipated, the Federal Reserve (Fed) raised rates at the March and June Federal Open Market Committee (FOMC) meetings and increased rates for a

1

third time at the December meeting. Over the year, the upper bound to the Fed Funds target rate rose from 0.75% to 1.50%. The median forecast is for three more Fed rate hikes of 0.25% each in 2018.

As leadership changes with a new Federal Reserve Chair, there will be close scrutiny of the Fed’s actions to glean policy implications and, in turn, the effect on markets and interest rates.

Looking Ahead

As we begin 2018, the market fundamentals appear positive with continued global economic expansion, healthy corporate profits and supportive monetary policies. That said, it would seem unusual for the markets to repeat the stellar returns of 2017. As history suggests, the more mature the expansion, the greater the risk of retraction. Headwinds such as geopolitical risks, further tightening from the Federal Reserve Board and a rise in inflation could disrupt the markets. With a cautiously optimistic outlook for 2018, it will be important for investors to have a disciplined approach and understand the trade-off between risk and reward.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Sincerely,

Michael J. DeWeirdt, CFA, FRM

President

2

Ohio National Fund, Inc.	Equity Portfolio (Unaudited)

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

Performance as of December 31, 2017

Average Annual returns
One year	14.66%
Five years	14.35%
Ten years	4.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Equity Portfolio returned 14.66% versus 21.83% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Our valuation-driven process is focused on buying stocks when prices are below business value, and subsequent convergence of price and value is inherently a longer-term strategy. As a result, our investment discipline is not optimal for momentum-driven markets propelled by shorter-term factors. Specifically, 2017 relative performance suffered from underweighting mega-cap stocks, primarily the so-called FAANG stocks (Facebook, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., and Alphabet, Inc.), which powered the rally at the benchmark level. We were also overweight Health Care stocks that we believe represent good long-term value, but those stocks suffered from continued pricing pressure and some specific pipeline disappointments. (1)

From a macro perspective, the performance dominance of momentum and growth as a style over value is being supported by continued low interest rates, despite faster global growth. If interest rates had continued to normalize, we believe the market would have been more balanced in favor of valuation-driven strategies like ours.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection was the primary detractor from the Portfolio’s benchmark-relative performance. Stock selection in the Health Care, Industrials, and Energy sectors detracted the most from relative performance. The Portfolio’s underweight to the Information Technology sector also detracted from returns. Meanwhile, stock selection in the Consumer Discretionary sector contributed to relative performance, as did underweight allocations to the Consumer Staples and Telecommunication Services sectors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Alphabet, Inc. Class C (“Alphabet”) was a top contributor to Portfolio performance in 2017, as the stock enjoyed continued robust growth in its core search business. Alphabet is also seen as a leader in artificial intelligence, machine learning and cloud computing, which are viewed as key long-term growth drivers that were fully embraced by investors in 2017. (1)

PulteGroup, Inc. was another top contributor, and one of the best-performing stocks in the S&P 500 Index. PulteGroup, Inc.’s performance was driven by a continued recovery in the housing sector, where home price appreciation has driven up profit margins and cash flows, which the company’s management used to buy back stock. (1)

Apache Corp. was a top detractor from performance, as the Energy sector was the worst-performing sector, despite higher energy prices. The specific concern of Apache Corp. is that early production in its new oil and gas field, the Alpine High, is leaning more heavily toward a gas mix, which investors value less than oil. (1)

Allergan PLC was another top detractor, as its second-largest product, Restasis, faced a patent challenge that lowered 2018 earnings expectations. In addition, investors reduced their confidence in the value of Allergan PLC’s long-term pipeline after setbacks at other companies. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds and Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

	% of Net Assets
1.	Alphabet, Inc. Class C	5.1
2.	Synchrony Financial	4.4
3.	Microsoft Corp.	4.3
4.	Wells Fargo & Co.	3.8
5.	Oracle Corp.	3.7
6.	Allergan PLC	3.3
7.	Cisco Systems, Inc.	2.8
8.	Mylan N.V.	2.7
9.	AutoZone, Inc.	2.7
10.	Kinder Morgan, Inc.	2.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	19.8
Information Technology	17.3
Consumer Discretionary	13.6
Health Care	12.9
Industrials	12.1
Energy	9.8
Utilities	4.2
Real Estate	3.8
Consumer Staples	3.0
Materials	1.7

98.2

4

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 98.2%		Shares	Value

CONSUMER DISCRETIONARY – 13.6%
Adient PLC (Auto Components)		141,652	$11,148,012
AutoZone, Inc. (Specialty Retail)	(a)	21,430	15,244,659
CBS Corp. Class B (Media)		104,721	6,178,539
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		258,416	5,403,479
Lowe’s Cos., Inc. (Specialty Retail)		135,500	12,593,370
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	24,825	5,971,406
PulteGroup, Inc. (Household Durables)		241,521	8,030,573
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	136,432	6,994,869
Signet Jewelers Ltd. (Specialty Retail)		120,093	6,791,259

			78,356,166

CONSUMER STAPLES – 3.0%
Molson Coors Brewing Co. Class B (Beverages) .		85,890	7,048,992
Mondelez International, Inc. Class A (Food Products)		239,676	10,258,133

			17,307,125

ENERGY – 9.8%
Apache Corp. (Oil, Gas & Consumable Fuels)		244,921	10,340,565
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		216,760	8,973,864
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		832,470	15,042,733
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		78,857	13,630,432
Plains GP Holdings LP Class A (Oil, Gas & Consumable Fuels)		362,460	7,955,997

			55,943,591

FINANCIALS – 19.8%
Brighthouse Financial, Inc. (Insurance)	(a)	95,009	5,571,328
Citigroup, Inc. (Banks)		191,954	14,283,297
Hartford Financial Services Group, Inc. / The (Insurance)		102,450	5,765,886
Intercontinental Exchange, Inc. (Capital Markets)		189,812	13,393,135
MetLife, Inc. (Insurance)		144,429	7,302,330
Synchrony Financial (Consumer Finance)		649,690	25,084,531
Voya Financial, Inc. (Diversified Financial Svs.)		213,399	10,556,849
Wells Fargo & Co. (Banks)		363,220	22,036,557
XL Group Ltd. (Insurance)		283,614	9,971,868

			113,965,781

HEALTH CARE – 12.9%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	104,231	12,464,985
Allergan PLC (Pharmaceuticals)		115,430	18,882,040
Bristol-Myers Squibb Co. (Pharmaceuticals)		91,280	5,593,638
Celgene Corp. (Biotechnology)	(a)	139,424	14,550,289
Mylan N.V. (Pharmaceuticals)	(a)	365,449	15,462,147
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		64,166	7,273,216

			74,226,315

Common Stocks (Continued)		Shares	Value

INDUSTRIALS – 12.1%
AECOM (Construction & Engineering)	(a)	224,850	$8,353,178
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		129,380	11,526,464
Delta Air Lines, Inc. (Airlines)		233,024	13,049,344
Fluor Corp. (Construction & Engineering)		147,131	7,599,316
Johnson Controls International PLC (Building Products)		256,620	9,779,788
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	140,810	9,573,672
TransDigm Group, Inc. (Aerospace & Defense)		35,220	9,672,116

			69,553,878

INFORMATION TECHNOLOGY – 17.3%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	28,184	29,491,737
Cisco Systems, Inc. (Communications Equip.)		417,836	16,003,119
Microsoft Corp. (Software)		288,220	24,654,339
Oracle Corp. (Software)		451,559	21,349,709
QUALCOMM, Inc. (Semiconductors & Equip.)		119,932	7,678,047

			99,176,951

MATERIALS – 1.7%
Royal Gold, Inc. (Metals & Mining)		119,763	9,834,938

REAL ESTATE – 3.8%
American Homes 4 Rent Class A (Equity REIT)		402,931	8,800,013
Realogy Holdings Corp. (Real Estate Mgmt. & Development)		497,851	13,193,051

			21,993,064

UTILITIES – 4.2%
AES Corp. (Ind. Power & Renewable Elec.)		864,115	9,358,365
Exelon Corp. (Electric Utilities)		375,870	14,813,037

			24,171,402

Total Common Stocks (Cost $489,974,972)			$564,529,211

Money Market Funds – 1.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		9,363,408	$9,362,472

Total Money Market Funds (Cost $9,363,736)			$9,362,472

Total Investments – 99.8% (Cost $499,338,708)	(b)		$573,891,683
Other Assets in Excess of Liabilities – 0.2%			988,214

Net Assets – 100.0%			$574,879,897

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

5

Ohio National Fund, Inc.	Bond Portfolio (Unaudited)

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

Performance as of December 31, 2017

Average Annual returns
One year	6.17%
Five years	3.11%
Ten years	4.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.65% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Bond Portfolio returned 6.17% versus 6.47% for its benchmark, the BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The yield curve flattened in 2017, as the Federal Reserve increased short term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year. From an investment strategy perspective, the Portfolio was positioned with a slightly lower duration and slightly lower credit quality than the benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. The Portfolio was overweight the Energy sector versus the benchmark for most of the year, and underweight the Consumer Staples sector. Other sector weightings, versus the benchmark, were not significant. In terms of performance attribution, no sector added or detracted from performance by more than 0.30% compared to the benchmark. The Portfolio’s Energy and Financial sectors contributed the most to positive performance compared to the benchmark. The Portfolio’s Utilities sector detracted the most from performance versus the benchmark. In each case, security selection within the sector accounted for the majority of the sector performance versus the benchmark, rather than the sector weighting. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Marathon Petroleum Corp. 4.750% due 09/15/2044, Williams Partners LP 5.400% due 03/04/2044, and Shell International Finance BV 4.000% due 05/10/2046. These bonds are longer duration bonds in the Energy sector, which performed well with the decline in longer term interest rates and experienced spread tightening during the period. The top three detractors to the Portfolio’s performance relative to the benchmark were Noble Holding International Ltd. 7.700% due 04/01/2025, Lloyds Banking Group PLC 3.750% due 01/11/2027, and Bank of Montreal 3.803% due 12/15/2032. Noble Corp PLC and Lloyds Banking Group PLC experienced spread widening during the period they were held in the Portfolio. The decline in Bank of Montreal bonds was due to a rise in interest rates during the time it was held in the Portfolio. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

6	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Corporate Bonds (4)	90.8
U.S. Treasury Obligations	2.9
Asset-Backed Securities (4)	2.5
Money Market Funds and Other Net Assets	3.8

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

	% of Net Assets
1.	American Tower Corp.	1.9
	3.000%, 06/15/2023
2.	J.M. Smucker Co. / The	1.6
	3.375%, 12/15/2027
3.	Westpac Banking Corp.	1.6
	QL + 57, 01/11/2023
4.	Vornado Realty LP	1.6
	3.500%, 01/15/2025
5.	Deutsche Bank AG	1.5
	2.700%, 07/13/2020
6.	U.S. Treasury Note	1.5
	2.000%, 11/15/2026
7.	Federal Realty Investment Trust	1.5
	3.250%, 07/15/2027
8.	Baker Hughes, a GE Co. LLC / Baker	1.3
	Hughes Co-Obligor, Inc.
	4.080%, 12/15/2047
9.	Aircastle Ltd.	1.3
	4.125%, 05/01/2024
10.	Andeavor	1.2
	3.800%, 04/01/2028

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	24.5
Energy	11.7
Real Estate	10.5
Industrials	9.2
Materials	7.8
Utilities	7.6
Consumer Discretionary	7.5
Consumer Staples	4.6
Health Care	4.2
Information Technology	4.1
Telecommunication Services	1.6

93.3

7

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2017

Corporate Bonds – 90.8%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 7.5%
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	$1,250,000	$1,321,034
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3.875%	08/22/2037	900,000	954,265
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	816,962
Cox Communications, Inc. (Media)	(a)	3.350%	09/15/2026	900,000	879,278
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,046,088
Discovery Communications, LLC (Media)		3.950%	03/20/2028	900,000	894,916
Expedia, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	3,000,000	3,206,300
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	953,141
Hasbro, Inc. (Leisure Products)		3.500%	09/15/2027	2,000,000	1,954,009
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	951,423
Lear Corp. (Auto Components)		3.800%	09/15/2027	3,000,000	3,001,689
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,033,782
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	900,000	909,986
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)		3.550%	03/15/2028	3,000,000	2,970,750
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	1,000,000	1,041,250
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	850,000	999,018
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4.150%	04/01/2024	900,000	904,032
					23,837,923
CONSUMER STAPLES – 4.6%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,242,908
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,157,958
B.A.T. Capital Corp. (Tobacco)	(a)	4.390%	08/15/2037	3,000,000	3,136,272
Costco Wholesale Corp. (Food & Staples Retailing)		3.000%	05/18/2027	900,000	901,047
J.M. Smucker Co. / The (Food Products)		3.375%	12/15/2027	5,000,000	5,005,120
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	913,413
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,312,395
					14,669,113
ENERGY – 11.7%
Andeavor (Oil, Gas & Consumable Fuels)		3.800%	04/01/2028	4,000,000	4,008,345
Andeavor (Oil, Gas & Consumable Fuels)		4.500%	04/01/2048	2,000,000	2,020,820
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)	(a)	4.080%	12/15/2047	4,000,000	4,064,376
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	900,000	891,694
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,051,716
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	3,000,000	3,354,409
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	907,807
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	900,000	958,051
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,004,370
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	1,008,981
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		2.650%	02/01/2019	1,400,000	1,402,416
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,037,909
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,066,106
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	865,042
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,043,947
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.450%	12/01/2022	1,400,000	1,405,250
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.750%	03/16/2018	900,000	902,250
Noble Holding International Ltd. (Energy Equip. & Svs.)		7.700%	04/01/2025	1,000,000	840,000
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,142,630
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	900,000	957,625
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	1,425,000	1,421,614
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,415,756
Transocean, Inc. (Energy Equip. & Svs.)	(a)	9.000%	07/15/2023	1,000,000	1,081,250
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	1,000,000	1,010,099
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,001,794
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,121,467
					36,985,724
FINANCIALS – 24.5%
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,479,586
American Express Co. (Consumer Finance)		2.650%	12/02/2022	2,000,000	1,985,807
American International Group, Inc. (Insurance)		3.875%	01/15/2035	2,400,000	2,407,425
Banco Santander Chile (Banks)	(a)	2.500%	12/15/2020	2,000,000	1,996,000
Bank of America Corp. (Banks)	(b)	2.369%	07/21/2021	1,000,000	998,182
Bank of America Corp. (Banks)		3.875%	08/01/2025	850,000	896,388
Bank of America Corp. (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,083,722
Bank of Montreal (Banks)	(b)	3.803%	12/15/2032	2,800,000	2,768,164
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	3,000,000	2,989,477
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	909,946
Branch Banking & Trust Co. (Banks)	(b)	QL + 22	06/01/2020	3,000,000	2,992,275

8	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	$1,180,000	$1,222,980
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	3,000,000	3,006,770
Charles Schwab Corp. / The (Capital Markets)		3.200%	01/25/2028	4,000,000	4,005,049
Citigroup, Inc. (Banks)		5.375%	08/09/2020	1,100,000	1,179,709
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,110,576
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,029,247
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	5,000,000	4,975,185
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	1,800,000	1,784,570
Ford Motor Credit Co., LLC (Consumer Finance)		2.943%	01/08/2019	515,000	518,212
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,417,003
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	900,000	908,695
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	1,000,000	1,039,769
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,442,021
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	900,000	908,595
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,049,309
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	1,913,131
JPMorgan Chase & Co. (Banks)		3.900%	07/15/2025	2,023,000	2,120,304
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,800,000	1,818,854
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,446,230
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,295,266
Morgan Stanley (Capital Markets)	(b)	QL +140	10/24/2023	1,260,000	1,295,844
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,015,191
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,053,071
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,029,713
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	900,000	860,259
Santander Holdings U.S.A., Inc. (Banks)	(a)	3.400%	01/18/2023	3,000,000	2,987,890
Synchrony Financial (Consumer Finance)		2.600%	01/15/2019	2,000,000	2,003,663
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	932,980
Teachers Insurance & Annuity Association of America (Insurance)	(a)	4.270%	05/15/2047	900,000	950,893
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	900,000	882,753
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,089,537
Westpac Banking Corp. (Banks)	(b)	QL + 57	01/11/2023	5,000,000	4,996,500
Westpac Banking Corp. (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,854,061

					77,650,802

HEALTH CARE – 4.2%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	2,850,000	2,855,417
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,044,441
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	1,400,000	1,446,676
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	1,350,000	1,397,039
Humana, Inc. (Health Care Providers & Svs.)		2.500%	12/15/2020	2,000,000	1,998,314
Humana, Inc. (Health Care Providers & Svs.)		2.900%	12/15/2022	2,000,000	1,996,406
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	900,000	905,164
Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals)		1.700%	07/19/2019	1,800,000	1,748,704

					13,392,161

INDUSTRIALS – 6.7%
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	4,000,000	4,060,000
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,029,536
Canadian National Railway Co. (Road & Rail)		3.200%	08/02/2046	3,800,000	3,679,008
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,614,293
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	514,384
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,028,022
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,007,357
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	607,465
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	3,900,000	3,875,894
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,527,057
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,306,308
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,026,489

					21,275,813

INFORMATION TECHNOLOGY – 4.1%
Alibaba Group Holding Ltd. (Internet Software & Svs.)		3.400%	12/06/2027	2,000,000	1,998,881
Alibaba Group Holding Ltd. (Internet Software & Svs.)		4.200%	12/06/2047	1,000,000	1,040,197
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	974,801
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	900,000	921,678
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	897,169
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,649,905
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	914,739
Microsoft Corp. (Software)		4.100%	02/06/2037	900,000	1,004,113

9	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		4.450%	11/03/2045	$ 900,000	$1,053,907
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,665,927
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	4.875%	03/01/2024	900,000	904,827

					13,026,144

MATERIALS – 7.8%
Anglo American Capital PLC (Metals & Mining)	(a)	3.750%	04/10/2022	1,000,000	1,016,160
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	1,046,333
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	893,726
CF Industries, Inc. (Chemicals)	(a)	3.400%	12/01/2021	900,000	909,134
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,900,000	1,995,675
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,012,445
Martin Marietta Materials, Inc. (Construction Materials)		3.500%	12/15/2027	4,000,000	3,968,930
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	12/15/2047	1,000,000	988,546
Mosaic Co. / The (Chemicals)		3.250%	11/15/2022	3,000,000	2,973,350
Packaging Corp. of America (Containers & Packaging)		2.450%	12/15/2020	2,000,000	2,002,664
Packaging Corp. of America (Containers & Packaging)		3.400%	12/15/2027	2,000,000	2,004,378
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,979,718
Yamana Gold, Inc. (Metals & Mining)	(a)	4.625%	12/15/2027	2,800,000	2,813,793

					24,604,852

REAL ESTATE – 10.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	900,000	918,720
American Tower Corp. (Equity REIT)		3.000%	06/15/2023	6,000,000	5,983,372
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	925,000	932,142
Camden Property Trust (Equity REIT)		4.250%	01/15/2024	900,000	945,916
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	1,800,000	1,839,863
DDR Corp. (Equity REIT)		3.625%	02/01/2025	2,000,000	1,966,833
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	1,425,000	1,437,791
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	4,800,000	4,759,271
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	1,500,000	1,543,698
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,418,178
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	989,056
Hospitality Properties Trust (Equity REIT)		4.250%	02/15/2021	1,000,000	1,034,114
Kilroy Realty LP (Equity REIT)		3.450%	12/15/2024	1,000,000	996,902
Public Storage (Equity REIT)		3.094%	09/15/2027	900,000	893,932
Simon Property Group LP (Equity REIT)		3.750%	02/01/2024	1,475,000	1,534,767
Vornado Realty LP (Equity REIT)		3.500%	01/15/2025	5,000,000	4,986,471
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,046,617

					33,227,643

TELECOMMUNICATION SERVICES – 1.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	884,626
AT&T, Inc. (Diversified Telecom. Svs.)		3.900%	08/14/2027	900,000	905,754
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/14/2037	1,000,000	1,013,978
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	698,661
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,329,697
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	384,107

					5,216,823

UTILITIES – 7.6%
AEP Transmission Co., LLC (Electric Utilities)		4.000%	12/01/2046	900,000	952,306
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,543,149
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,059,168
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	1,008,680
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,025,705
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	900,000	889,158
Duke Energy Florida LLC (Electric Utilities)		2.100%	12/15/2019	2,000,000	1,998,244
Duke Energy Florida, LLC (Electric Utilities)		4.550%	04/01/2020	500,000	524,574
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	512,825
LG&E & KU Energy, LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,056,712
New England Power Co. (Multi-Utilities)	(a)	3.800%	12/05/2047	1,000,000	1,021,360
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	900,000	897,394
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.800%	01/15/2023	3,000,000	2,998,462
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	3,000,000	3,068,695
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,043,821
Southern Co. Gas Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,039,849
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,276,072

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Virginia Electric & Power Co. (Electric Utilities)		3.450%	02/15/2024	$1,255,000	$1,295,605
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,042,428

					24,254,207

Total Corporate Bonds (Cost $282,583,309)					$288,141,205

U.S. Treasury Obligations – 2.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.500%	08/15/2020	$3,000,000	$2,966,527
U.S. Treasury Note		1.750%	06/30/2022	1,500,000	1,472,724
U.S. Treasury Note		2.000%	11/15/2026	5,000,000	4,837,435

Total U.S. Treasury Obligations (Cost $9,293,381)					$9,276,686

Asset-Backed Securities – 2.5%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 2.5%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$2,500,000	$2,523,407
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	3,666,153	3,656,988
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,800,000	1,793,389

Total Asset-Backed Securities (Cost $7,970,423)					$7,973,784

Money Market Funds – 2.8%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				8,757,671	$8,756,795

Total Money Market Funds (Cost $8,757,671)					$8,756,795

Total Investments – 99.0% (Cost $308,604,784)	(c)				$314,148,470
Other Assets in Excess of Liabilities – 1.0%					3,172,881

Net Assets – 100.0%					$317,321,351

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 1.694% on 12/31/2017

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2017, the value of these securities totaled $28,220,214, or 8.9% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2017.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

11

Ohio National Fund, Inc.	Omni Portfolio (Unaudited)

  Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

  Performance as of December 31, 2017

Average Annual returns
One year	21.05%
Five years	14.81%
Ten years	8.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

  Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Omni Portfolio returned 21.05% versus 17.04% for its benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio maintained a higher allocation to common stocks than the benchmark during 2017. Since stocks materially outperformed bonds during the year, this provided positive relative performance compared to the benchmark. With the Infrastructure Plan up next in the Federal government queue, we expect the market to continue to grind higher, and we remain optimistic that our focus on company and industry specific fundamentals will continue to drive outperformance going forward. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Leading the Portfolio’s outperformance were positive stock selections in Industrials and Consumer Discretionary. An overweight to Information Technology also heavily contributed. Top detractors were stock selections within Consumer Staples and Health Care, as well as an underweight to Telecommunication Services. (1)

The fixed income portion of the Portfolio was overweight the Energy sector and U.S. Treasury Obligations versus the benchmark for most of the year, and underweight the Consumer Staples sector. In terms of performance attribution, no sector added or detracted from performance by more than 0.10% compared to the benchmark. The Portfolio’s

Industrials, Energy and Financials sectors contributed the most to positive performance compared to the benchmark. The Portfolio’s U.S. Treasury Obligations holdings, Consumer Staples and Materials sectors detracted the most from performance versus the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Amazon.com, Inc., which continued strong trends in Amazon Prime subscriber additions, as well as market share gains from traditional brick and mortar retail. Apple, Inc. contributed, as it had new product introductions at higher prices and higher margins, driving upside to earnings expectations. DXC Technology Co. continued successful integration of the Hewlett Packard Enterprise acquisition, driving significant upside to previous earnings expectations. (1)

The key detractor was IMAX Corp., due to its weak box office numbers combined with market share loss to traditional movie screens. Additionally, a slower growth of new theaters internationally caused a revenue miss. Devon Energy Corp. detracted with weak energy prices earlier in the year, and fear that shale growth and general oversupply would keep prices depressed for a prolonged period of time. Envision Healthcare Corp. declined due to a weak earnings report on lower volumes, lower margins and concerns about overbilling customers. (1)

As it relates to the fixed income portion of the Portfolio, the top three contributors to the Portfolio’s performance relative to the benchmark were Williams Partners LP 5.400% due 03/04/2044, Shell International Finance 4.000% due 05/10/2046, and Microsoft Corp 4.450% due 11/03/2045. These bonds are longer duration bonds, which performed well with the decline in longer term interest rates and experienced spread tightening during the period. The top three detractors to the Portfolio’s performance relative to the benchmark were Lloyds Banking Group PLC 3.750% due 01/11/2027, Bank of Montreal 3.803% due 12/15/2032, and the U.S. Treasury Note 1.500% bond due 05/15/2020. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

12	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Unaudited) (Continued)

  Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	79.1
Corporate Bonds (4)	19.3
U.S. Treasury Obligations	0.7
Asset-Backed Securities (4)	0.5
Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	3.3
2.	Amazon.com, Inc.	2.8
3.	Microsoft Corp.	2.1
4.	Alphabet, Inc. Class C	2.1
5.	Bank of America Corp.	2.0
6.	FedEx Corp.	2.0
7.	Goldman Sachs Group, Inc. / The	2.0
8.	DXC Technology Co.	1.8
9.	Facebook, Inc. Class A	1.8
10.	JPMorgan Chase & Co.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	22.3
Financials	19.4
Industrials	19.1
Consumer Discretionary	14.7
Health Care	8.6
Consumer Staples	5.4
Energy	4.3
Real Estate	1.7
Telecommunication Services	1.3
Utilities	1.1
Materials	1.0

98.9

13

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 79.1%		Shares	Value
CONSUMER DISCRETIONARY – 12.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,623	$1,898,050
CBS Corp. Class B (Media)		18,008	1,062,472
D.R. Horton, Inc. (Household Durables)		21,323	1,088,966
McDonald’s Corp. (Hotels, Restaurants & Leisure)		6,149	1,058,366
MGM Resorts International (Hotels, Restaurants & Leisure)		31,368	1,047,377
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		18,418	814,628
Time Warner, Inc. (Media)		5,851	535,191
Walt Disney Co. / The (Media)		10,025	1,077,788

			8,582,838

CONSUMER STAPLES – 4.8%
Constellation Brands, Inc. Class A (Beverages)		2,011	459,654
Mondelez International, Inc. Class A (Food Products)		24,578	1,051,938
Philip Morris International, Inc. (Tobacco)		9,383	991,314
Wal-Mart Stores, Inc. (Food & Staples Retailing)		8,089	798,789

			3,301,695

ENERGY – 1.6%
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		16,234	1,082,970

FINANCIALS – 13.4%
Bank of America Corp. (Banks)		46,271	1,365,920
Capital One Financial Corp. (Consumer Finance)		11,130	1,108,325
Citigroup, Inc. (Banks)		15,567	1,158,340
Goldman Sachs Group, Inc. / The (Capital Markets)		5,309	1,352,521
Hartford Financial Services Group, Inc. / The (Insurance)		18,371	1,033,920
JPMorgan Chase & Co. (Banks)		10,955	1,171,528
KeyCorp (Banks)		51,500	1,038,755
Morgan Stanley (Capital Markets)		17,436	914,867

			9,144,176

HEALTH CARE – 7.6%
Abbott Laboratories (Health Care Equip. & Supplies)		17,670	1,008,427
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	17,269	1,031,823
Celgene Corp. (Biotechnology)	(a)	10,361	1,081,274
Medtronic PLC (Health Care Equip. & Supplies)		8,638	697,518
Sage Therapeutics, Inc. (Biotechnology)	(a)	2,650	436,482
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,403	970,685

			5,226,209

INDUSTRIALS – 17.3%
AECOM (Construction & Engineering)	(a)	28,371	1,053,983
Boeing Co. / The (Aerospace & Defense)		3,722	1,097,655
Caterpillar, Inc. (Machinery)		3,739	589,192
Delta Air Lines, Inc. (Airlines)		19,446	1,088,976
FedEx Corp. (Air Freight & Logistics)		5,434	1,356,000
Hexcel Corp. (Aerospace & Defense)		12,475	771,579
Lockheed Martin Corp. (Aerospace & Defense)		2,092	671,636
Quanta Services, Inc. (Construction & Engineering)	(a)	26,815	1,048,735
Raytheon Co. (Aerospace & Defense)		5,494	1,032,048
Rockwell Automation, Inc. (Electrical Equip.)		5,596	1,098,774
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	11,987	1,097,889
Xylem, Inc. (Machinery)		13,630	929,566

			11,836,033

INFORMATION TECHNOLOGY – 21.0%
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	5,489	946,468
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	256	269,670
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	1,356	1,418,918
Apple, Inc. (Tech. Hardware, Storage & Periph.)		13,326	2,255,159
Broadcom Ltd. (Semiconductors & Equip.)		3,109	798,702
Cisco Systems, Inc. (Communications Equip.)		28,289	1,083,469
CommScope Holding Co., Inc. (Communications Equip.)	(a)	24,787	937,692
DXC Technology Co. (IT Svs.)		13,444	1,275,836
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	7,050	1,244,043
First Solar, Inc. (Semiconductors & Equip.)	(a)	7,976	538,540
Intel Corp. (Semiconductors & Equip.)		11,889	548,796
Marvell Technology Group Ltd. (Semiconductors & Equip.)		48,933	1,050,592

14	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		17,090	$1,461,879
salesforce.com, Inc. (Software)	(a)	4,984	509,514

			14,339,278

TELECOMMUNICATION SERVICES – 0.8%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	8,352	530,436

UTILITIES – 0.0%
Evoqua Water Technologies Corp. (Water Utilities)	(a)	616	14,605

Total Common Stocks (Cost $46,248,713)			$54,058,240

Corporate Bonds – 19.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.1%
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	$100,000	$105,683
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(b)	3.875%	08/22/2037	100,000	106,029
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	75,386
Discovery Communications, LLC (Media)		3.950%	03/20/2028	100,000	99,435
General Motors Co. (Automobiles)		5.000%	04/01/2035	100,000	105,905
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	77,142
Lear Corp. (Auto Components)		5.250%	01/15/2025	222,000	237,001
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	100,000	101,110
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)		3.550%	03/15/2028	200,000	198,050
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	150,000	176,297
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	76,563
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4.150%	04/01/2024	100,000	100,448

					1,459,049

CONSUMER STAPLES – 0.6%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	100,000	112,146
Costco Wholesale Corp. (Food & Staples Retailing)		3.000%	05/18/2027	100,000	100,116
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	101,490
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	102,016

					415,768

ENERGY – 2.7%
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	100,000	99,077
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	100,000	111,814
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	100,867
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	100,000	106,450
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	99,605
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	111,597
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	112,109
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	77,843
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	153,550
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	152,654
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.450%	12/01/2022	100,000	100,375
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.750%	03/16/2018	100,000	100,250
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	100,000	106,403
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	75,000	74,822
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	74,513
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	109,000	110,101
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	112,147

					1,804,177

FINANCIALS – 6.0%
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	77,873
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	100,309
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	158,186
Bank of Montreal (Banks)	(c)	3.803%	12/15/2032	200,000	197,726
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	200,000	199,298
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	101,105
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	103,642
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	200,000	200,451
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	105,529
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	101,423
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	200,000	199,007
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	198,286
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	100,000	101,214
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	100,966

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	$100,000	$103,002
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	100,000	100,955
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	212,570
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	102,372
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	200,000	202,095
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	103,302
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	102,895
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	77,716
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	101,519
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	100,000	102,654
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	79,434
PNC Bank NA (Banks)		3.250%	06/01/2025	195,000	197,864
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	95,584
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	103,665
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	100,000	105,655
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,433
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	98,084
Westpac Banking Corp. (Banks)	(c)	4.322%	11/23/2031	200,000	206,007

					4,117,821

HEALTH CARE – 1.0%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	150,000	150,285
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	100,000	103,334
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	155,227
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	100,000	100,574
Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals)		1.700%	07/19/2019	200,000	194,300

					703,720

INDUSTRIALS – 1.3%
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	114,393
Canadian National Railway Co. (Road & Rail)		3.200%	08/02/2046	200,000	193,632
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	84,963
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	100,736
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	75,933
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	99,382
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	109,075
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	102,649

					880,763

INFORMATION TECHNOLOGY – 1.3%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	97,480
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	100,000	102,408
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	158,324
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	101,638
Microsoft Corp. (Software)		4.100%	02/06/2037	100,000	111,568
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	117,101
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	111,062
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	4.875%	03/01/2024	100,000	100,536

					900,117

MATERIALS – 1.0%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	99,303
CF Industries, Inc. (Chemicals)	(b)	3.400%	12/01/2021	100,000	101,015
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	73,969
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	105,035
Mosaic Co. / The (Chemicals)		3.250%	11/15/2022	100,000	99,112
Yamana Gold, Inc. (Metals & Mining)	(b)	4.625%	12/15/2027	200,000	200,985

					679,419

REAL ESTATE – 1.7%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	100,000	102,080
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	75,000	75,579
Camden Property Trust (Equity REIT)		4.250%	01/15/2024	100,000	105,102
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	200,000	204,429
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	75,000	75,673
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	200,000	198,303
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	102,913
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	101,299

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE (continued)
Public Storage (Equity REIT)		3.094%	09/15/2027	$100,000	$99,326
Simon Property Group LP (Equity REIT)		3.750%	02/01/2024	75,000	78,039

					1,142,743

TELECOMMUNICATION SERVICES – 0.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	98,292
AT&T, Inc. (Diversified Telecom. Svs.)		3.900%	08/14/2027	100,000	100,639
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	74,857
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	67,783

					341,571

UTILITIES – 1.1%
AEP Transmission Co., LLC (Electric Utilities)		4.000%	12/01/2046	100,000	105,812
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	110,225
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	112,075
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	100,000	98,795
Fortis, Inc. (Electric Utilities)		3.055%	10/04/2026	100,000	96,528
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	100,000	99,710
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	78,287
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	76,564

					777,996

Total Corporate Bonds (Cost $12,864,317)					$13,223,144

U.S. Treasury Obligations – 0.7%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.500%	11/30/2019	$200,000	$198,531
U.S. Treasury Note		1.500%	05/15/2020	100,000	99,031
U.S. Treasury Note		1.750%	05/15/2022	200,000	196,764

Total U.S. Treasury Obligations (Cost $506,835)					$494,326

Asset-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.5%
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	$152,756	$152,375
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	200,000	199,265

Total Asset-Backed Securities (Cost $352,795)					$351,640

Total Investments – 99.6% (Cost $59,972,660)	(d)				$68,127,350
Other Assets in Excess of Liabilities – 0.4%					266,945

Net Assets – 100.0%					$68,394,295

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2017, the value of these securities totaled $713,523, or 1.0% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2017.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

17

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Unaudited)

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2017

Average Annual returns
One year	15.81%
Five years	13.68%
Ten years	8.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Capital Appreciation Portfolio returned 15.81% versus 21.83% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Equity markets capped off a strong 2017 with a solid finish. The Financials, Consumer Discretionary and Industrial sectors were strong; however, the largest performance came from the Information Technology sector, which led all others by a wide margin. This has been a tough market for our disciplined strategy to outperform, as the Portfolio’s performance relative to the broad market was held back by underweighting large capitalization growth stocks in these sectors. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. More than half of the Portfolio’s underperformance came in the Information Technology sector, due to the underweight to mega-cap Information Technology growth stocks. Information Technology was still the Portfolio’s best performing sector on an absolute basis, even though our risk/reward process kept us from owning or overweighting “FAANG” stocks (Facebook, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., and Alphabet, Inc.) and related names that drove much of the broader market performance. Health Care was the other sector where we had significant underperformance relative to the S&P 500 Index. Again, we had a solid absolute return, but on a benchmark-relative basis, avoiding some of the high-multiple growth stocks in the Biotechnology and Health Care Equip. & Supplies industries hindered our results. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Shares of Live Nation Entertainment, Inc. (LYV), the top relative contributor, were up as a result of strong earnings. The company also raised guidance in their Ticketing, Sponsorship, and Advertising segments for the year. With LYV’s vertical integration of promotions, ticketing, sponsorship and artist management, we believe the company continues to execute on its plans and is well positioned to benefit from strong secular momentum. (1)

Cigna Corp. reported better than expected quarterly results, within a positive environment for the Health Care Providers & Services industry as a whole. We continue to see a strong growth outlook, as the company creates value for its customers through differentiated service offerings. We also like the company’s strong capital position and opportunities for strategic deployment. (1)

Shares of Warrior Met Coal, Inc. gained ground after its initial public offering (“IPO”). The company also benefited from strong demand, which drove several consecutive quarters of solid operating results. We continue to like its significant organic growth potential, flexible cost structure, clean balance sheet, and ability to generate significant free cash flow. (1)

The Portfolio’s lack of investment in Amazon.com, Inc. and Facebook, Inc., and its underweight position in Apple, Inc., contributed to the Portfolio’s underperformance relative to the benchmark. Apple, Inc.’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products. Apple Inc.’s December-quarter revenue, gross margin, and earnings beat projections. (1)

Patterson-UTI Energy, Inc., Diebold Nixdorf, Inc., and Anadarko Petroleum Corp. were the largest detractors of the stocks held in the Portfolio during the year.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio’s participation in the IPO of Warrior Met Coal, Inc. contributed meaningfully to relative performance, adding 71 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

18	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.9
Other Net Assets	0.1

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	2.2
2.	JPMorgan Chase & Co.	2.1
3.	Twenty-First Century Fox, Inc. Class A	2.1
4.	Goldman Sachs Group, Inc. / The	1.9
5.	Apple, Inc.	1.9
6.	Microsoft Corp.	1.9
7.	MetLife, Inc.	1.9
8.	Hyatt Hotels Corp. Class A	1.9
9.	Bank of America Corp.	1.8
10.	Tapestry, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	21.4
Information Technology	20.8
Financials	15.6
Health Care	12.6
Energy	9.8
Industrials	8.8
Materials	6.0
Consumer Staples	3.2
Real Estate	1.0
Utilities	0.7

99.9

19

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.9%		Shares	Value
CONSUMER DISCRETIONARY – 21.4%
Carnival Corp. (Hotels, Restaurants & Leisure)		16,701	$1,108,445
Comcast Corp. Class A (Media)		32,159	1,287,968
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	138,523	1,288,264
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	31,395	2,308,788
International Game Technology PLC (Hotels, Restaurants & Leisure)		49,650	1,316,222
Laureate Education, Inc. Class A (Diversified Consumer Svs.)	(a)	105,649	1,432,601
Liberty Global PLC Class C (Media)	(a)	42,681	1,444,325
Liberty Interactive Corp. QVC Group Class A (Internet & Direct Marketing Retail)	(a)	52,577	1,283,930
Live Nation Entertainment, Inc. (Media)	(a)	23,645	1,006,568
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	24,137	1,896,927
MGM Resorts International (Hotels, Restaurants & Leisure)		55,764	1,861,960
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a)	139,776	1,508,183
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	72,648	985,833
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		51,580	2,281,384
Twenty-First Century Fox, Inc. Class A (Media)		76,300	2,634,639
Viacom, Inc. Class B (Media)		58,940	1,815,941
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		85,848	1,409,624

			26,871,602

CONSUMER STAPLES – 3.2%
Conagra Brands, Inc. (Food Products)		27,995	1,054,572
Mondelez International, Inc. Class A (Food Products)		46,249	1,979,457
Wal-Mart Stores, Inc. (Food & Staples Retailing)		10,272	1,014,360

			4,048,389

ENERGY – 9.8%
Andeavor (Oil, Gas & Consumable Fuels)		11,657	1,332,861
Arch Coal, Inc. Class A (Oil, Gas & Consumable Fuels)		8,277	771,085
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,562	1,135,964
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	31,645	1,676,236
Halliburton Co. (Energy Equip. & Svs.)		44,848	2,191,722
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		59,775	1,741,844
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	63,689	1,283,970
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		31,630	2,110,037

			12,243,719

FINANCIALS – 15.6%
Bank of America Corp. (Banks)		77,722	2,294,353
BB&T Corp. (Banks)		32,147	1,598,349
Brighthouse Financial, Inc. (Insurance)	(a)	21,344	1,251,612
Citigroup, Inc. (Banks)		26,422	1,966,061
Goldman Sachs Group, Inc. / The (Capital Markets)		9,484	2,416,144
JPMorgan Chase & Co. (Banks)		24,806	2,652,754
MetLife, Inc. (Insurance)		46,512	2,351,647
Morgan Stanley (Capital Markets)		33,778	1,772,332
PNC Financial Services Group, Inc. / The (Banks)		15,267	2,202,875
TPG Pace Holdings Corp. (Capital Markets)	(a)	109,004	1,120,016

			19,626,143

HEALTH CARE – 12.6%
AbbVie, Inc. (Biotechnology)		13,414	1,297,268

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Allergan PLC (Pharmaceuticals)		12,343	$2,019,068
Biogen, Inc. (Biotechnology)	(a)	5,667	1,805,336
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	19,555	1,743,719
Bristol-Myers Squibb Co. (Pharmaceuticals)		32,912	2,016,847
Cigna Corp. (Health Care Providers & Svs.)		10,822	2,197,840
Merck & Co., Inc. (Pharmaceuticals)		17,533	986,582
Mylan N.V. (Pharmaceuticals)	(a)	24,845	1,051,192
Pfizer, Inc. (Pharmaceuticals)		34,932	1,265,237
Shire PLC – ADR (Biotechnology)		9,590	1,487,601

			15,870,690

INDUSTRIALS – 8.8%
Caterpillar, Inc. (Machinery)		4,025	634,260
Mobile Mini, Inc. (Commercial Svs. & Supplies)		41,664	1,437,408
Mueller Water Products, Inc. Class A (Machinery)		77,202	967,341
Schneider National, Inc. Class B (Road & Rail)		56,320	1,608,499
Trinity Industries, Inc. (Machinery)		47,499	1,779,313
Union Pacific Corp. (Road & Rail)		13,584	1,821,614
United Technologies Corp. (Aerospace & Defense)		10,392	1,325,707
Univar, Inc. (Trading Companies & Distributors)	(a)	49,026	1,517,845

			11,091,987

INFORMATION TECHNOLOGY – 20.8%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	2,594	2,714,361
Apple, Inc. (Tech. Hardware, Storage & Periph.)		14,258	2,412,881
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	27,328	795,245
BlackBerry Ltd. (Software)	(a)	91,494	1,021,988
CSRA, Inc. (IT Svs.)		52,339	1,565,983
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		59,327	969,997
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		40,424	1,884,567
Fortinet, Inc. (Software)	(a)	23,904	1,044,366
Guidewire Software, Inc. (Software)	(a)	8,920	662,399
Intel Corp. (Semiconductors & Equip.)		42,811	1,976,156
Microsoft Corp. (Software)		28,108	2,404,358
Oracle Corp. (Software)		34,630	1,637,306
PTC, Inc. (Software)	(a)	26,050	1,583,059
QUALCOMM, Inc. (Semiconductors & Equip.)		23,683	1,516,186
Teradata Corp. (IT Svs.)	(a)	28,794	1,107,417
Verint Systems, Inc. (Software)	(a)	44,159	1,848,054
Versum Materials, Inc. (Semiconductors & Equip.)		24,211	916,386

			26,060,709

MATERIALS – 6.0%
Olin Corp. (Chemicals)		33,378	1,187,589
Rio Tinto PLC – ADR (Metals & Mining)		29,977	1,586,682
Sealed Air Corp. (Containers & Packaging)		22,497	1,109,102
Tronox Ltd. Class A (Chemicals)		48,794	1,000,765
United States Steel Corp. (Metals & Mining)		43,631	1,535,375
Warrior Met Coal, Inc. (Metals & Mining)		43,345	1,090,127

			7,509,640

REAL ESTATE – 1.0%
CoreCivic, Inc. (Equity REIT)		58,394	1,313,865

UTILITIES – 0.7%
SCANA Corp. (Multi-Utilities)		22,318	887,810

Total Common Stocks (Cost $106,043,065)			$125,524,554

Total Investments – 99.9% (Cost $106,043,065)	(b)		$125,524,554
Other Assets in Excess of Liabilities – 0.1%			65,611

Net Assets – 100.0%			$125,590,165

20	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

      ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

21

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Unaudited)

Objective/Strategy

The ON International Equity Portfolio (formerly the International Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies.

Performance as of December 31, 2017

Average Annual returns
One year	26.83%
Five years	3.97%
Ten years	0.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.02% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the ON International Equity Portfolio (formerly the International Portfolio) returned 26.83% versus 25.03% for its current benchmark, the MSCI EAFE Index (Net – USD) and 27.19% for its former benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

Effective May 1, 2017, Lazard Asset Management, LLC (“Lazard”) replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. (“Federated Global”). In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Portfolio to ON International Equity Portfolio. Also, the Portfolio’s benchmark was changed from MSCI All Country World Ex-USA Index (Net-USD) to MSCI EAFE Index (Net-USD). The change in the benchmark was made because the MSCI EAFE Index (Net-USD) better reflects the style of the strategy utilized by Lazard.

For the period from January 1, 2017 to April 30, 2017 (the “first four-month period”), the Portfolio was known as the International Portfolio, was sub-advised by Federated Global, and utilized the MSCI All Country World Ex-USA Index (Net – USD) as its benchmark. During the first four-month period, the Portfolio returned 12.95% versus 10.17% for the MSCI All Country World Ex-USA Index (Net – USD).

For the period from May 1, 2017 to December 31, 2017 (the “latter eight-month period”), the Portfolio was sub-advised by Lazard and used the MSCI EAFE Index (Net-USD) as its benchmark. During this period, the Portfolio returned 12.29% versus 13.69% for the MSCI EAFE Index (Net-USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Federated Global: During the first four-month period, global equity market performance was broadly positive. Two key allocations that contributed to performance during this period were overweight positions to emerging markets (EM) and the Euro Area. As measured by the MSCI Emerging Markets Index (Net – USD), Emerging Markets strongly led the period, rising 13.88%. The Euro Area, as measured by the MSCI Euro (Net – USD) Index, outperformed most non-U.S. equity indices, climbing 12.81%. Developed non-U.S. markets, as measured by the MSCI EAFE Index, climbed 9.97%, exceeding the return of the MSCI USA Index (Net –USD).

There were several key geopolitical risks that affected performance during the first four-month period. The U.K.’s Article 50 notification, i.e. “Brexit,” aided benchmark-relative performance due to the Portfolio’s underweight to the U.K and the French election outcome boosted returns in the Euro Area, where the Portfolio maintained an overweight.

A. Lazard: Since the dominance of low quality equities ended in the middle of the first quarter, investors have increasingly focused on fundamentals, making stock selection once again the driver of attribution. International equity prices were rewarded for improved global economic growth, more margin leverage, and cheaper currencies. Strong stock selection has been a differentiator, as the tailwinds that supported markets - especially stimulative central bank policy, increasing global economic growth off low levels, few signs of inflation, and hopes of a U.S.-led fiscal package - are now well reflected in elevated valuations of lower-quality cyclicals.

Q. How did country and sector allocation and security selection impact the Portfolio’s performance relative to its benchmark? For country and sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Federated Global: Top contributors for the first four-month period were overweight positions in Sweden and Denmark, driven by both stock and country selection. The third top contributor was an underweight to United Kingdom, where stock and country selection both contributed. Top detractors were the Portfolio’s underweight positions in France, China, and Mexico. (1)

For the first four-month period, stock selections within Industrials and Financials were the largest sector contributors. The largest sector detractor was stock selection in Utilities. Overall sector allocation was also a contributor. (1)

A. Lazard: Lazard’s relative value investment philosophy is based on value creation through the process of bottom-up stock selection. This philosophy is implemented by assessing the trade-off between valuation and financial productivity for an individual security. As such, sector and country/regional weightings are a residual of our bottom up stock selection process.

Relative returns were helped by:

•  Stock selection in Japan, specifically in the Consumer Discretionary sector, due principally to an overweight in shares of Japanese retailer Don Quijote Holdings Co. Ltd. Also, stock selection in the Real Estate sector, primarily due to an overweight to Daiwa House Industry Co. Ltd. (1)

•  Stock selection in Norway and the Telecommunication Services sector, driven by an overweight to Telenor ASA. (1)

•  Stock selection and an overweight in the Energy sector. (1)

22	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Unaudited) (Continued)

•  From a country perspective, stock selection in Japan, overweight and stock selection in Norway, and underweight with positive selection in Australia contributed to performance. (1)

Relative returns were hurt by:

•  Stock selection in the Health Care sector, mostly from Shire PLC. (1)

•  Stock selection in the United Kingdom and the Consumer Staples sector. Despite rising in absolute terms, shares of British American Tobacco PLC, a long-term holding and solid contributor to the platform, detracted from relative performance. (1)

•  Stock selection in Sweden and the Industrials sector, primarily driven by Assa Abloy AB. (1)

•  Underweight to the Materials sector, in which many of the lower-quality businesses within the sector have risen substantially over the past year, and their valuations reflect increased enthusiasm about the global macro environment. China remains a significant consumer of global industrial commodities, and previous fiscal and monetary stimulus measures continue to bolster its economy and industrial commodity prices. However, we believe the Chinese economy is currently undergoing a secular shift and will be driven more by consumer demand than by infrastructure spending in the future. As a result, we view the industrial commodity rally this year as more cyclical than structural, and we remain underweight. (1)

•  Cash also continued to be a significant drag on relative performance. As equity markets continued to rise during the quarter and valuations remain elevated in historical terms, we have trimmed or sold some investments that have reached our target valuations faster than we have been able to replace them. Our cash exposure -- which historically averages less than 5% of assets—is a byproduct of our process and is not a managed allocation. Our intention, as always, is to remain fully invested. (1)

•  From a country perspective, stock selection in the United Kingdom, Sweden, as well as overweight to United States were top detractors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Federated Global: The top three contributors for the first four-month period were Vestas Wind Systems A/S, Volvo AB, and Disco Corp. The period’s European area economic recovery was a key positive contributor for the Industrial companies in the Portfolio. European industrials outperformed in the period, including Vestas Wind Systems A/S, which had a strong order intake during the period, and Volvo AB, which also saw positive growth in order demand in both Europe and in China due to robust construction activity. As in the United States, Information Technology companies had strong performance during the period, and Disco Corp., specifically, had favorable demand from 3D NAND applications and a positive product mix. (1)

The top three detractors during the period were Statoil ASA, Deutsche Telekom AG, and Hennes & Maurtiz AB. Despite the ongoing economic recovery in Europe, oil prices slid during this period, which negatively impacted Statoil ASA. (1)

A. Lazard: Shares of Japanese retailer Don Quijote Holdings Co. Ltd. rose after reporting strong results driven by better sales and cost control, leading to operating profit margin expansion, while also increasing guidance. We believe gross profit margins are likely to improve as a result of the combined purchasing power from the tie-up with FamilyMart Uny, making it the third largest retailer in Japan.

BHP Billiton PLC (“BHP”), a low cost industrial commodity mining company, rallied on the back of higher commodity prices, specifically iron ore. We believe BHP has better capital discipline than many of its peers and has the framework to return cash to shareholders going forward. Additionally, BHP is less exposed to China’s secular shift from infrastructure spending.(1)

Daiwa House Industry Co. Ltd. was also a strong performer. The Japanese diversified real estate company operates in the construction of residential housing and commercial facilities. Our ownership of the company was predicated on the belief that the valuation has been too low given the company’s financial productivity, improving orders and margins. (1)

Shire PLC (“Shire”), a key detractor, is a global pharmaceutical company focused on rare diseases. Despite consistently strong fundamentals and an attractive valuation, Shire has struggled due to investor concerns over debt levels, its hemophilia franchise, and most recently the departure of its CFO. After the announcement of this departure, we met with Shire management and concluded that our investment thesis remained intact. Shire’s attractive mix of treatments for rare diseases gives it critical pricing power, which is increasingly rare in global pharmaceuticals today. The company’s free cash flow growth, which was already evident in 2017 and which we expect will grow further through 2018, will continue to be used to de-lever its balance sheet. We expect the fundamentals of this company will drive earnings and cash flows in 2018, which we believe should ultimately rerate its valuation higher. (1)

Shares of durable medical consumables manufacturer ConvaTec Group PLC declined amid concerns surrounding front-loaded new product investment, operational issues in wound care, and the recent departure of the CFO for family reasons. In October, the company announced a profit warning due to a second operational misstep in moving some of its ostomy production lines to lower cost Dominican Republic, which is still only operating at 75% capacity. While ConvaTec has some very good, high quality products, we exited our position. (1)

Assa Abloy AB, was a third major detractor. Despite rising 13% during the year, the stock underperformed during the fourth quarter, falling nearly 9%. The decline was the result of company-specific, transitory issues in China, rising materials costs, and its CEO’s retirement announcement. However, we believe the stock will resume strong performance in 2018 due to a bottoming in its China operations coupled with strength in Europe, the Middle East and Africa (“EMEA”) and North America. Additionally, new products such as residential smart locks look promising and acquisition activity is accelerating. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio used equity index futures during the first four-month period to assist in managing country weights and cash in the Portfolio. The Portfolio chose equity index futures that were liquid and were related to equity markets viewed as being attractive. The futures detracted very slightly, but were not a significant impact on the Portfolio’s performance. Neither derivative instruments nor IPOs were used during the latter eight-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

23	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Unaudited) (Continued)

  Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from MSCI All Country World Ex-USA Index (Net-USD) to MSCI EAFE Index (Net-USD), effective May 1, 2017. The change in the benchmark was made because the MSCI EAFE Index (Net-USD) better reflects the style of the strategy utilized by the current sub-adviser.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 23 developed and 23 emerging market country indices. The MSCI All Country World Ex-USA Index (Net-USD) excludes the impact of the United States from the MSCI All Country World Index. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4) (5)	98.7
Money Market Funds and Other Net Assets	1.3

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Prudential PLC	3.5
2.	Royal Dutch Shell PLC	3.1
3.	Novartis AG	3.1
4.	British American Tobacco PLC	2.9
5.	Don Quijote Holdings Co. Ltd.	2.7
6.	SAP SE	2.6
7.	Daiwa House Industry Co. Ltd.	2.6
8.	Vinci SA	2.6
9.	BHP Billiton PLC	2.5
10.	Shire PLC	2.3

24	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Unaudited) (Continued)

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
Japan	18.6
United Kingdom	16.7
France	10.6
Netherlands	6.9
Switzerland	6.6
Canada	4.5
Germany	4.3
Sweden	3.4
Ireland	3.3
Australia	3.2

(5)	Sectors (Common Stocks):

% of Net Assets
Industrials	20.3
Financials	17.5
Consumer Discretionary	12.5
Consumer Staples	10.5
Energy	7.6
Health Care	7.4
Information Technology	7.3
Telecommunication Services	6.0
Materials	5.5
Real Estate	2.6
Utilities	1.5

98.7

25

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio)

Schedule of Investments	December 31, 2017

Common Stocks – 98.7%		Shares	Value

JAPAN – 18.6%
Bridgestone Corp. (Consumer Discretionary)	(a)	33,900	$1,568,967
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	107,419	4,119,237
Don Quijote Holdings Co. Ltd. (Consumer Discretionary)	(a)	82,800	4,316,357
Hoshizaki Corp. (Industrials)	(a)	9,100	806,214
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	173,200	2,891,968
Kao Corp. (Consumer Staples)	(a)	25,310	1,710,185
KDDI Corp. (Telecommunication Services)	(a)	71,200	1,768,574
Makita Corp. (Industrials)	(a)	66,000	2,767,875
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	18,900	1,915,004
Sony Corp. (Consumer Discretionary)	(a)	54,300	2,437,138
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	62,700	2,702,652
United Arrows Ltd. (Consumer Discretionary)	(a)	30,100	1,220,724
Yamaha Corp. (Consumer Discretionary)	(a)	30,400	1,121,357

			29,346,252

UNITED KINGDOM – 16.7%
Aon PLC (Financials)		24,200	3,242,800
British American Tobacco PLC (Consumer Staples)	(a)	66,206	4,475,447
BT Group PLC (Telecommunication Services)	(a)	321,519	1,178,459
Diageo PLC (Consumer Staples)	(a)	73,363	2,689,075
Howden Joinery Group PLC (Industrials)	(a)	196,462	1,236,700
Informa PLC (Consumer Discretionary)	(a)	171,363	1,667,276
Prudential PLC (Financials)	(a)	217,559	5,571,756
RELX PLC (Industrials)	(a)	139,321	3,266,827
Unilever PLC (Consumer Staples)	(a)	55,276	3,065,946

			26,394,286

FRANCE – 10.6%
Air Liquide SA (Materials)	(a)	23,255	2,923,484
Capgemini SE (Information Technology)	(a)	30,588	3,622,897
Cie Generale des Etablissements Michelin (Consumer Discretionary)	(a)	20,157	2,883,562
Safran SA (Industrials)	(a)	17,310	1,785,449
Valeo SA (Consumer Discretionary)	(a)	21,367	1,591,644
Vinci SA (Industrials)	(a)	39,617	4,044,562

			16,851,598

NETHERLANDS – 6.9%
ABN AMRO Group N.V. (Financials)	(a)	37,366	1,204,712
Koninklijke KPN N.V. (Telecommunication Services)	(a)	371,081	1,295,547
Royal Dutch Shell PLC (Energy)	(a)	148,206	4,947,589
Wolters Kluwer N.V. (Industrials)	(a)	66,126	3,447,121

			10,894,969

SWITZERLAND – 6.6%
Ferguson PLC (Industrials)	(a)	49,023	3,518,082
Julius Baer Group Ltd. (Financials)	(a)	32,306	1,975,579
Novartis AG (Health Care)	(a)	58,274	4,903,899

			10,397,560

CANADA – 4.5%
Canadian National Railway Co. (Industrials)		18,800	1,550,215
National Bank of Canada (Financials)		49,744	2,482,055
Suncor Energy, Inc. (Energy)		82,700	3,036,281

			7,068,551

GERMANY – 4.3%
Deutsche Post AG (Industrials)	(a)	54,951	2,612,014
SAP SE (Information Technology)	(a)	36,851	4,122,713

			6,734,727

SWEDEN – 3.4%
Assa Abloy AB Class B (Industrials)	(a)	139,196	2,885,737
Nordea Bank AB (Financials)	(a)	212,162	2,568,850

			5,454,587

Common Stocks (Continued)		Shares	Value

IRELAND – 3.3%
Medtronic PLC (Health Care)		39,070	$3,154,902
Ryanair Holdings PLC – ADR (Industrials)	(b)	19,820	2,065,046

			5,219,948

AUSTRALIA – 3.2%
BHP Billiton PLC (Materials)	(a)	192,434	3,891,082
Caltex Australia Ltd. (Energy)	(a)	42,199	1,117,903

			5,008,985

NORWAY – 2.9%
Statoil ASA (Energy)	(a)	93,058	1,992,226
Telenor ASA (Telecommunication Services)	(a)	119,993	2,568,665

			4,560,891

DENMARK – 2.5%
AP Moller - Maersk A/S Class B (Industrials)	(a)	1,143	1,992,232
Carlsberg A/S Class B (Consumer Staples)	(a)	17,132	2,054,781

			4,047,013

BELGIUM – 2.5%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	24,216	2,703,506
KBC Group N.V. (Financials)	(a)	14,836	1,264,225

			3,967,731

SINGAPORE – 2.4%
DBS Group Holdings Ltd. (Financials)	(a)	146,100	2,702,307
NetLink NBN Trust (Telecommunication Services)	(b)(c)	1,825,200	1,139,513

			3,841,820

UNITED STATES – 2.3%
Shire PLC (Health Care)	(a)	70,315	3,643,803

SPAIN – 1.7%
Bankia SA (Financials)	(a)	74,445	355,322
Red Electrica Corp. SA (Utilities)	(a)	103,380	2,320,595

			2,675,917

FINLAND – 1.5%
Sampo Oyj (Financials)	(a)	42,723	2,344,728

TAIWAN – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Information Technology)		58,900	2,335,385

TURKEY – 1.1%
Turkcell Iletisim Hizmetleri AS (Telecommunication Services)	(a)	422,605	1,723,161

BRAZIL – 0.9%
Cielo SA (Information Technology)	(a)	192,600	1,365,394

ITALY–0.7%
UniCredit SpA (Financials)	(a)(b)	59,215	1,104,610

LUXEMBOURG – 0.6%
Tenaris SA (Energy)	(a)	65,652	1,042,026
Total Common Stocks (Cost $138,398,171)			$156,023,942

Money Market Funds – 1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		1,918,848	$1,918,656

Total Money Market Funds (Cost $1,918,948)			$1,918,656

Total Investments – 99.9% (Cost $140,317,119)	(d)		$157,942,598
Other Assets in Excess of Liabilities – 0.1%			144,147

Net Assets – 100.0%			$158,086,745

26	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:     American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $137,017,745 or 86.7% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,139,513 or 0.7% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

27

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Unaudited)

Objective/Strategy

The ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities.

Performance as of December 31, 2017

Average Annual returns
One year	19.84%
Five years	7.15%
Ten years	1.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.09% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) returned 19.84% versus 27.19% for its current benchmark, the MSCI All Country World Ex-USA Index (Net – USD), and 30.35% for its former benchmark, the MSCI ACWI ex USA SMID Cap Index (Net – USD).

Effective May 1, 2017, Templeton Global Advisors Limited (“Templeton”) replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. (“Federated Global”). In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Small-Mid Company Portfolio to ON Foreign Portfolio. Also, the Portfolio’s benchmark was changed from MSCI ACWI ex USA SMID Cap Index (Net-USD) to MSCI All Country World Ex-USA Index (Net-USD). The change in the benchmark was made because the MSCI All Country World Ex-USA Index (Net-USD) better reflects the style of the strategy utilized by Templeton.

For the period from January 1, 2017 to April 30, 2017 (the “first four-month period”), the Portfolio was known as the International Small-Mid Company Portfolio, was sub-advised by Federated Global and utilized the MSCI ACWI ex USA SMID Cap Index (Net – USD) as its benchmark. During the first four-month period, the Portfolio returned 12.77% versus 11.70% for the MSCI ACWI ex USA SMID Cap Index (Net – USD).

For the period from May 1, 2017 to December 31, 2017 (the “latter eight-month period”), the Portfolio was sub-advised by Templeton. During this period, the Portfolio returned 6.27% versus 15.45% for the MSCI All Country World Ex-USA Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Federated Global: The Portfolio’s performance relative to its benchmark during the first four-month period can almost entirely be attributed to positive stock selection from both country and sector perspectives. Country and sector allocations had minimal impact. (1)

A. Templeton: Market conditions remained challenging for value-oriented investors. After outperforming growth in 2016, value lagged growth in 2017 by the most in nearly two decades, and the tenth year out of the past eleven that global growth has outperformed global value. In our view, value’s headwinds stem largely from unconventional monetary policy, which has forced investors out the risk curve in search of growth and yield in an environment lacking much of either. We believe that indiscriminate buyers of stocks, like passive investors and even central bankers, perpetuate valuation divergence within equity markets by indexing their portfolios to market cap-weighted benchmarks. As these investors gain market share, more and more of the capital flowing into equity markets gets directed into the largest stocks, amplifying the forces of momentum and overvaluation. However, this feedback loop also works in reverse. Outflows from passive or value-agnostic investors may also magnify future market drawdowns, leaving the leaders of the last cycle most vulnerable. Central bankers, in our view, have been some of the least price-sensitive asset-buyers in recent years, and the eventual “normalization” of central bank policy could also trouble the waters for last cycle’s leaders.

While the nascent process of policy normalization is unlikely to be quick or painless, it does represent a major shift in market narrative consistent with an inflection point in the cycle. Regardless of exactly how it happens, we believe the cycle could eventually change, and with it the conditions that have been so hostile to value. We would not want to own the leaders of the last cycle during this transition: the bonds and richly valued stocks that have appreciated to historic heights. However, those stocks left behind—those of companies whose long-term earnings and cash flow potential have been overlooked and undervalued by a myopic market—appear to us well positioned for the reversals we believe are likely to unfold in the future.

Q. How did country and sector allocation and security selection impact the Portfolio’s performance relative to its benchmark? For country and sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Federated Global: At the country level, outperformance during the first four-month period was led by positive stock selection in France and Japan, while an India underweight and stock selection in South Korea were the most significant detractors. At the sector level, stock selections in Industrials and Heath Care were the largest contributors. (1)

A. Templeton: Health Care holdings detracted from relative performance, pressured by an unfavorable overweighting and stock selection in the traditionally defensive sector. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep value territory, but we believe select biotechnology and pharmaceutical firms offer such a proposition. (1)

Stock selection in the Materials sector also detracted from relative returns, pressured mainly by a handful of Canadian Metals & Mining securities. We maintain a modest allocation to undervalued Metals & Mining stocks, which have historically optimized risk-adjusted returns over time and offered attractive defensive characteristics as economic and market cycles mature. Stock-specific setbacks in Industrials, Consumer Discretionary and Information Technology also detracted. (1)

28	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Unaudited) (Continued)

Turning to relative contributors, stock selection and a favorable underweighting in Consumer Staples and Utilities benefited results. We continue to find what we believe are limited long-term bargains in these sectors at recent valuations, and we prefer sectors with undervalued growth prospects or cyclically depressed fundamentals. (1)

Stock selection in Financials also contributed to relative performance, led by South Korean lenders. South Korean Financials stocks benefited from an improving earnings outlook following the country’s first interest-rate hike in six years, in addition to hopes that a new president could push through fiscal stimulus, reform the rigid corporate chaebol structure and normalize economic ties with China. (1)

From a country perspective, overweights in allocation to South Korea and Norway, as well as underweight to Australia were top contributors. Stock selection in Canada and China, as well as overweight and stock selection in Israel, contributed to detraction. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Federated Global: Ipsen SA, a key contributor during the first four-month period, provided mid-term guidance through 2020 that was above market expectations. In addition to better visibility, growth continues to accelerate in its high margin oncology drug. (1)

Rheinmetall AG rose due to expectations of an increase to the German defense budget that has led to upgraded growth expectations for Rheinmetall’s Defense division. Another company division, automotive, continues to report better than expected profit margins. (1)

Nexteer Automotive Group Ltd., an electric power steering company, contributed by successfully diversifying away from its United States customer base and increasing penetration into the Chinese auto market. The company also teamed up with Continental in developing advanced driver assistance systems (ADAS) products. (1)

Precision Drilling Corp. was a key detractor during the period. The company is a Canadian oilfield driller with high leverage, which makes it a high beta play on the price of oil. The pullback in oil, along with declining United States rig count expectations for the second half of 2017, led to a rotation out of Precision Drilling. (1)

Mando Corp., a South Korean auto parts company, also detracted from performance. The Company has large exposure to the Hyundai automotive group, which is caught up in a political firestorm between China and South Korea over the U.S. deployment of defense missiles in Korea. To reduce exposure to Hyundai and Kia China auto sales, Mando has successfully carried out more sales to Chinese Original Equipment Manufacturers (OEMs). (1)

Similar to Precision Drilling Corp, Whitecap Resources, Inc. is a Canadian exploration and production company that has been impacted by lower oil prices and sector rotation. (1)

A. Templeton: Japanese miner, smelter, and key contributor during the latter eight-month period, Sumitomo Metal Mining Co., Ltd., recently released positive earnings results and raised guidance, underscoring the progress made cutting costs and stemming losses at a troubled mine in Chile. While we continue to like the company because of its strong management, sound balance sheet, exposure to attractive metals and growth potential as a fabricator of raw materials for electric vehicle batteries, shares have re-rated strongly and no longer appear cheaply valued. (1)

Shares of the South Korean lender, Hana Financial Group, Inc., rallied to a record as investors overlooked geopolitical tensions and domestic political turmoil and focused instead on improving corporate fundamentals and an upgraded earnings outlook. Over the long term, rising interest rates and improving macroeconomic conditions could be key drivers of this stock, and we remain constructive on the holding given what we view as low valuations and early-cycle momentum in the South Korean economy. (1)

Shares of the Chinese internet company, Baidu, Inc. – ADR, rallied on surging profits after the firm slashed investment on non-core business lines. Baidu’s core search business is under-earning its potential and has traded at what we believe is a significant discount to industry peers, representing compelling prospective upside. (1)

Teva Pharmaceutical Industries Ltd., a key detractor during the latter period, is an Israeli generic drug-maker that declined after downgrading guidance and raising concerns about its debt profile. Our analysis indicates that Teva does not have a liquidity problem and should be able to address balance sheet issues, cut costs and deliver on a more conservative outlook. (1)

Shares of the Canadian gold miner, Eldorado Gold Corp., declined amid ongoing permitting challenges at its Greek mines and a downgrade to production guidance at a flagship mine in Turkey. The stock appears to us to be undervalued, belying what we believe are potentially viable paths to resolution at key assets. (1)

The U.K.-based oilfield services company, Petrofac Limited, declined amid a regulatory investigation. We had been positive on the stock given its healthy backlog, strategic refocus on core assets and prudent balance sheet deleveraging, but the escalating fraud investigation was a thesis-changer, and we divested our holdings to protect from additional downside. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Federated Global: During the first four-month period, the Portfolio bought a short euro forward contract to partially mitigate the large overweight to the Euro currency. As the Euro currency appreciated during the period, the currency contract detracted 7 basis points from performance. (1)

The Portfolio also participated in four IPO’s during this period. Those IPO’s generated a positive contribution of 10 basis points to performance. Below is a breakdown of each IPO’s contribution:

• Canada Goose Holdings Inc., 39.75% base return, 4 basis points contribution,

• Galenica Sante Ag, 12.50% base return, 3 basis points contribution,

• X-Fab Silicon Foundries SE, 2.43% base return, 2 basis points contribution,

• Keane Group Inc., 15.20% base return, 1 basis point contribution. (1)

A. Templeton: No derivatives were used, nor were there IPOs that impacted performance during the latter eight-month period. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. Federated Global: There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the first four-month period.

A. Templeton: There were no changes to the investment team or strategy during the period. As part of ongoing efforts to enhance our analytical capabilities and improve our investment approach, in 2017 we fully integrated two important initiatives into our research process. First, we expanded our valuation framework to include explicit forecasts of the

29	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Unaudited) (Continued)

upside and downside potential of every security in our database. By identifying the key drivers of potential value creation and destruction, and then flexing them under a range of possible scenarios, we are able to more confidently assess the risk-reward prospect for every holding and ensure that balance is asymmetrically skewed in our favor. Second, we have created a formal framework to assess and quantify environmental, social and governance (“ESG”) considerations as an integral part of our fundamental analysis. Like the upside/downside analysis, these efforts are primarily intended to improve our ability to identify and quantify both risks and opportunities. Here again, all securities in our database have been assessed and scored on ESG considerations, and the output of this analysis is incorporated into our long-term fundamental forecasts.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from MSCI ACWI ex USA SMID Cap Index (Net-USD) to MSCI All Country World Ex-USA Index (Net-USD), effective May 1, 2017. The change in the benchmark was made because the MSCI All Country World Ex-USA Index (Net-USD) better reflects the style of the strategy utilized by the current sub-adviser.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices and excludes the impact of the United States. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The MSCI ACWI ex USA SMID Cap Index (Net-USD) captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S dollar denomination.

30	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4) (5)	97.1
Money Market Funds
Less Net Liabilities	2.9

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

	% of Net Assets
1.	Samsung Electronics Co. Ltd.	3.7
2.	BP PLC	3.2
3.	Baidu, Inc. – ADR	2.9
4.	Royal Dutch Shell PLC	2.9
5.	SoftBank Group Corp.	2.6
6.	Standard Chartered PLC	2.3
7.	Roche Holding AG	2.2
8.	TOTAL SA	2.2
9.	Aegon N.V.	2.2
10.	Teva Pharmaceutical Industries Ltd. – ADR	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	18.2
Japan	12.7
South Korea	9.1
China	8.7
France	8.6
Netherlands	7.5
Germany	6.2
Canada	4.3
Switzerland	3.9
Singapore	3.0

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	21.4
Health Care	15.9
Energy	13.4
Information Technology	11.9
Industrials	8.7
Consumer Discretionary	8.1
Telecommunication Services	7.8
Materials	6.8
Consumer Staples	2.1
Utilities	1.0

97.1

31

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio)

Schedule of Investments	December 31, 2017

Common Stocks – 97.1%		Shares	Value
UNITED KINGDOM – 18.2%
Aviva PLC (Financials)	(a)	103,467	$705,678
BAE Systems PLC (Industrials)	(a)	138,240	1,068,088
Barclays PLC (Financials)	(a)	319,800	875,411
BP PLC (Energy)	(a)	358,270	2,513,368
Capita PLC (Industrials)	(a)	139,011	751,091
Cobham PLC (Industrials)	(a)(b)	322,840	549,301
HSBC Holdings PLC (Financials)	(a)	132,711	1,370,648
Johnson Matthey PLC (Materials)	(a)	23,437	971,191
Kingfisher PLC (Consumer Discretionary)	(a)	256,621	1,171,740
Rolls-Royce Holdings PLC (Industrials)	(a)	42,650	486,755
SIG PLC (Industrials)	(c)	368,740	877,220
Standard Chartered PLC (Financials)	(a)(b)	171,100	1,796,821
Travis Perkins PLC (Industrials)	(c)	28,809	609,508
Vodafone Group PLC (Telecommunication Services)	(a)	233,940	739,483

			14,486,303

JAPAN – 12.7%
Astellas Pharma, Inc. (Health Care)	(a)	67,300	854,930
Inpex Corp. (Energy)	(a)	81,500	1,014,351
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	38,500	970,254
Panasonic Corp. (Consumer Discretionary)	(a)	65,300	952,982
Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	(a)	1,900	591,449
SoftBank Group Corp. (Telecommunication Services)	(a)	26,400	2,090,103
Sumitomo Metal Mining Co. Ltd. (Materials)	(a)	23,500	1,075,131
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	51,300	950,756
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	16,700	742,647
Taiheiyo Cement Corp. (Materials)	(a)	20,100	865,379

			10,107,982

SOUTH KOREA – 9.1%
DB Insurance Co. Ltd. (Financials)	(c)	9,026	600,300
Hana Financial Group, Inc. (Financials)	(a)	29,001	1,348,008
Hyundai Mobis Co. Ltd. (Consumer Discretionary)	(c)	3,899	957,860
KB Financial Group, Inc. (Financials)	(a)(b)	14,210	840,992
Korea Investment Holdings Co. Ltd. (Financials)	(a)	8,423	542,337
Samsung Electronics Co. Ltd. (Information Technology)	(a)	1,258	2,988,895

			7,278,392

CHINA – 8.7%
Baidu, Inc. – ADR (Information Technology)	(b)	10,010	2,344,442
China Life Insurance Co. Ltd. (Financials)	(a)	249,000	776,510
China Telecom Corp. Ltd. (Telecommunication Services)	(a)	2,334,000	1,107,040
NetEase, Inc. – ADR (Information Technology)		2,200	759,154
Shandong Weigao Group Medical Polymer Co. Ltd. (Health Care)	(a)	660,000	479,643
Sinopec Engineering Group Co. Ltd. (Industrials)	(c)	800,500	758,200
Sinopharm Group Co. Ltd. (Health Care)	(a)	155,200	668,569

			6,893,558

FRANCE – 8.6%
AXA SA (Financials)	(a)	35,720	1,058,499
BNP Paribas SA (Financials)	(a)	21,430	1,594,147
Cie Generale des Etablissements Michelin (Consumer Discretionary)	(a)	4,288	613,420
Sanofi (Health Care)	(a)	12,212	1,051,355
TOTAL SA (Energy)	(a)	31,640	1,746,524
Veolia Environnement SA (Utilities)	(a)	30,759	784,328

			6,848,273

Common Stocks (Continued)		Shares	Value
NETHERLANDS – 7.5%
Aegon N.V. (Financials)	(a)	270,070	$1,716,014
Flow Traders (Financials)	(a)	15,070	361,188
ING Groep N.V. (Financials)	(a)	26,474	485,976
QIAGEN N.V. (Health Care)	(a)	36,800	1,147,809
Royal Dutch Shell PLC (Energy)	(a)	68,270	2,298,926

			6,009,913

GERMANY – 6.2%
Bayer AG (Health Care)	(a)	8,614	1,070,402
Gerresheimer AG (Health Care)	(a)	10,040	830,368
Merck KGaA (Health Care)	(a)	8,080	867,281
MorphoSys AG (Health Care)	(a)(b)	9,530	871,022
Siemens AG (Industrials)	(a)	4,697	650,336
Telefonica Deutschland Holding AG (Telecommunication Services)	(a)	129,160	646,412

			4,935,821

CANADA – 4.3%
Alamos Gold, Inc. Class A (Materials)		171,700	1,117,767
Barrick Gold Corp. (Materials)		57,440	831,157
Eldorado Gold Corp. (Materials)		273,534	396,047
Husky Energy, Inc. (Energy)	(b)	47,600	672,156
Suncor Energy, Inc. (Energy)		11,600	425,887

			3,443,014

SWITZERLAND – 3.9%
Landis+Gyr Group AG (Information Technology)	(a)(b)	2,922	232,331
Roche Holding AG (Health Care)	(a)	7,040	1,780,101
UBS Group AG (Financials)	(a)	59,429	1,091,874

			3,104,306

SINGAPORE – 3.0%
Singapore Telecommunications Ltd.
(Telecommunication Services)	(a)	378,900	1,012,727
United Overseas Bank Ltd. (Financials)	(a)	70,200	1,383,854

			2,396,581

UNITED STATES – 2.8%
Oracle Corp. (Information Technology)		28,160	1,331,405
Shire PLC (Health Care)	(a)	14,684	760,941
Tahoe Resources, Inc. (Materials)		33,900	162,623

			2,254,969

TAIWAN – 2.3%
Catcher Technology Co. Ltd. (Information Technology)	(a)	42,000	460,223
Quanta Computer, Inc. (Information Technology)	(a)	283,000	587,466
Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	(a)	107,000	819,307

			1,866,996

HONG KONG – 2.3%
China Mobile Ltd. (Telecommunication Services)	(a)	64,500	652,227
CK Hutchison Holdings Ltd. (Industrials)	(a)	92,000	1,152,787

			1,805,014

ISRAEL – 2.0%
Teva Pharmaceutical Industries Ltd. – ADR (Health Care)		85,043	1,611,565

ITALY–1.7%
Eni SpA (Energy)	(a)	79,167	1,310,050

THAILAND – 1.3%
Kasikornbank PCL – Foreign Shares (Financials)	(a)	18,100	132,462

32	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value

THAILAND (continued)
Kasikornbank PCL – NVDR (Financials)	(a)	47,800	$339,491
PTT Exploration & Production PCL – Foreign Shares (Energy)	(a)	183,600	562,663

			1,034,616

SWEDEN – 1.0%
Arjo AB (Health Care)	(b)(c)	46,988	134,094
Getinge AB Class B (Health Care)	(a)	46,988	681,360

			815,454

NEW ZEALAND – 0.8%
SKY Network Television Ltd. (Consumer Discretionary)	(c)	317,198	631,683

Common Stocks (Continued)		Shares	Value

LUXEMBOURG – 0.7%
SES SA (Consumer Discretionary)	(a)	34,116	$531,923

Total Common Stocks (Cost $73,424,040)			$77,366,413

Money Market Funds – 2.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,348,726	$2,348,492

Total Money Market Funds (Cost $2,348,856)			$2,348,492

Total Investments – 100.0% (Cost $75,772,896)	(d)		$79,714,905
Liabilities in Excess of Other Assets – (0.0)%			(24,175)

Net Assets – 100.0%			$79,690,730

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:      American Depositary Receipts

NVDR:   Non-Voting Depository Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $63,145,345 or 79.2% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $4,568,865 or 5.7% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

33

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Unaudited)

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2017

Average Annual returns
One year	27.67%
Five years	15.95%
Ten years	7.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.95% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Aggressive Growth Portfolio returned 27.67% versus 30.21% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. During the year, many of the companies in the Portfolio continued to put up impressive results and validate our view that they are well positioned to grow in excess of the market. However, we also held a few Health Care stocks that produced disappointing results and were large detractors from our relative performance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Sector allocation contributed to relative performance, though it should be noted that given the concentrated nature of the Portfolio, sector over-or under-weights are often due to finding a few more (or less) stock-specific opportunities in a sector, rather than a call on the sector itself. In terms of sector allocations, an underexposure to Consumer Staples and an overweight to Information Technology were the largest contributors. (1)

Stock selection detracted from performance, leading to the Portfolio’s underperformance, largely due to stock selection within the Health Care sector. Running a concentrated strategy, we expect our holdings and weightings to look significantly different from the benchmark within each sector. Within the Health Care sector, Allergan PLC and Celgene Corp. fell due to company-specific factors, which had a large effect on our results. The Portfolio’s lack of exposure to UnitedHealth Group and Abbvie Inc. also negatively impacted relative performance in Heath Care. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Activision Blizzard, Inc. was the largest contributor. The stock appreciated as the market began to recognize that the company’s digital transition enables a more durable cash flow stream and new avenues to monetize its franchises. (1)

Mastercard, Inc. Class A was the second-largest contributor to relative performance. The stock was up earlier in the year after the company raised guidance and issued an upbeat outlook at its investor day. (1)

Adobe Systems, Inc. was the third-largest contributor. Solid earnings reports have re-enforced the strength of its business model. (1)

Apple, Inc. was the largest detractor on a benchmark-relative basis. We underweighted the stock relative to the benchmark and our underweight to the stock hurt performance this year. Also, not owning Boeing Co. was our second largest relative detractor. Increasing orders from the airline industry and the company’s decision to raise its dividend were reasons the stock was up this year. (1)

Allergan PLC was another detractor during the period. Patent disputes concerning Restasis, the firm’s blockbuster medicine for dry eye, weighed on the stock. Celgene Corp. and General Electric Co. were also key holdings that detracted from performance. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. Participation in two IPOs during the year resulted in a modest contribution to performance (6 basis points). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

34	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	96.4
U.S. Government Agency Issues	0.1
Money Market Funds Less Net Liabilities	3.5

100.0

  Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	5.6
2.	Mastercard, Inc. Class A	4.9
3.	Microsoft Corp.	4.6
4.	SVB Financial Group	3.7
5.	Amazon.com, Inc.	3.7
6.	Activision Blizzard, Inc.	3.6
7.	salesforce.com, Inc.	3.3
8.	TD Ameritrade Holding Corp.	3.2
9.	Texas Instruments, Inc.	2.9
10.	Apple, Inc.	2.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	41.4
Health Care	19.1
Financials	11.4
Consumer Discretionary	11.1
Industrials	5.5
Materials	5.1
Real Estate	2.8

96.4

35

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 96.4%		Shares	Value
CONSUMER DISCRETIONARY – 11.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,892	$ 2,212,637
Aptiv PLC (Auto Components)		14,936	1,267,021
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	16,257	716,934
Live Nation Entertainment, Inc. (Media)	(a)	11,535	491,045
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	15,435	460,735
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		21,649	1,354,145
Tesla, Inc. (Automobiles)	(a)	778	242,230

			6,744,747

FINANCIALS – 11.4%
Intercontinental Exchange, Inc. (Capital Markets)		23,493	1,657,666
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	3,107	1,057,778
SVB Financial Group (Banks)	(a)	9,663	2,258,919
TD Ameritrade Holding Corp. (Capital Markets)		38,130	1,949,587

			6,923,950

HEALTH CARE – 19.1%
Allergan PLC (Pharmaceuticals)		7,563	1,237,156
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	55,522	1,376,390
Celgene Corp. (Biotechnology)	(a)	15,498	1,617,371
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		6,281	1,368,504
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	7,280	417,799
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	7,204	184,783
Humana, Inc. (Health Care Providers & Svs.)		4,426	1,097,958
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	2,792	603,072
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	3,253	1,187,150
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,684	1,385,037
Zoetis, Inc. (Pharmaceuticals)		15,353	1,106,030

			11,581,250

INDUSTRIALS – 5.5%
CSX Corp. (Road & Rail)		16,783	923,233
Harris Corp. (Aerospace & Defense)		10,528	1,491,291
Rexnord Corp. (Machinery)	(a)	36,235	942,835

			3,357,359

INFORMATION TECHNOLOGY – 41.4%
Activision Blizzard, Inc. (Software)		34,853	2,206,892
Adobe Systems, Inc. (Software)	(a)	7,070	1,238,947
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	3,272	3,423,820
Apple, Inc. (Tech. Hardware, Storage & Periph.)		9,973	1,687,731
ASML Holding N.V. (Semiconductors & Equip.)		8,320	1,446,182
CoStar Group, Inc. (Internet Software & Svs.)	(a)	3,665	1,088,322
Mastercard, Inc. Class A (IT Svs.)		19,425	2,940,168
Microsoft Corp. (Software)		32,870	2,811,700
salesforce.com, Inc. (Software)	(a)	19,640	2,007,797
Switch, Inc. Class A (IT Svs.)		30,294	551,048
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		9,796	931,012
Texas Instruments, Inc. (Semiconductors & Equip.)		16,553	1,728,795
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a)	15,495	708,586
Ultimate Software Group, Inc. / The (Software)	(a)	6,812	1,486,583
WEX, Inc. (IT Svs.)	(a)	5,814	821,111

			25,078,694

MATERIALS – 5.1%
Ball Corp. (Containers & Packaging)		28,355	1,073,237
Sherwin-Williams Co. / The (Chemicals)		3,398	1,393,316
Vulcan Materials Co. (Construction Materials)		4,874	625,675

			3,092,228

REAL ESTATE – 2.8%
American Tower Corp. (Equity REIT)		11,828	1,687,501

Total Common Stocks (Cost $46,614,363)			$58,465,729

U.S. Government Agency Issues – 0.1%		Rate	Maturity	Face Amount	Value
Federal Home Loan Bank Discount Notes		0.750%	01/02/2018	$ 100,000	$99,998

Total U.S. Government Agency Issues (Cost $99,998)					$99,998

Money Market Funds – 3.6%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				2,167,180	$2,166,963

Total Money Market Funds (Cost $2,167,263)					$2,166,963

Total Investments – 100.1% (Cost $48,881,624)	(b)				$60,732,690
Liabilities in Excess of Other Assets – (0.1)%					(90,334)

Net Assets – 100.0%					$60,642,356

36	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Unaudited)

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

Performance as of December 31, 2017

Average Annual returns
One year	23.98%
Five years	16.17%
Ten years	10.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Small Cap Growth Portfolio returned 23.98% versus 22.17% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In the first part of 2017, the “Trump trade” dissipated and stock fundamentals began to matter again. We were able to outperform in this environment. Toward the end of the year, as tax reform looked more likely, assets flowed into small-cap ETFs as investors looked to gain more exposure broadly to the asset class. This more heavily favored the lower-quality names and smaller names in the benchmark and generally worked against our investment style in the fourth quarter.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Sector allocation modestly detracted from relative performance during the year. An overweight to the Information Technology sector and an underweight to the Industrials sector were the biggest detractors. An underweight to the Consumer Discretionary sector was the biggest contributor to relative performance from an allocation standpoint. (1)

Stock selection was the primary contributor to the Portfolio’s out-performance. Stock selection was strongest in the Information Technology, Industrials, and Financials sectors. As part of the Portfolio’s strategy, we take a high-quality approach to small-caps. We tend to favor companies with durable growth profiles. As part of that strategy, we invest in many companies that have subscription-based, or recurring revenue models. Within the Information Technology sector, companies with more steady, recurring business models performed particularly well this year, which helped relative performance within the sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Cadence Design Systems, Inc. was the largest contributor on a relative basis. A strong outlook for semiconductor research and development spending helped lift the stock of the software company. (1)

ON Semiconductor Corp. was our second largest contributor. Strong earnings played a role in lifting the stock. (1)

An overweight to LendingTree, Inc. was the third largest contributor. The stock has been up as the company continues to diversify its business from mortgages. (1)

The three largest relative detractors came from not owning Nektar Therapeutics, Kite Pharma, Inc. and Exact Sciences Corp, which, in aggregate, contributed almost 2% to the benchmark’s return. The Portfolio did not own any of the three Health Care companies during the year. Key detracting holdings in the Portfolio during the year were Sally Beauty Holdings, Inc., Eagle Pharmaceuticals, Inc., and National CineMedia, Inc. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives. The Portfolio’s participation in IPOs contributed approximately 99 bps to performance for the year, led by a 50 basis point contribution from Roku, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

38	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	97.0
Master Limited Partnerships (4)	2.2
Rights (4)	0.1
Money Market Funds Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Broadridge Financial Solutions, Inc.	2.3
2. ServiceMaster Global Holdings, Inc.	2.3
3. Nice Ltd. – ADR	2.2
4. ON Semiconductor Corp.	2.1
5. SS&C Technologies Holdings, Inc.	2.1
6. HEICO Corp. Class A	2.1
7. Blackbaud, Inc.	2.0
8. Cadence Design Systems, Inc.	1.9
9. STERIS PLC	1.8
10. Catalent, Inc.	1.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Master Limited Partnerships, Rights):

% of Net Assets
Information Technology	34.2
Health Care	21.9
Industrials	14.0
Consumer Discretionary	11.4
Financials	7.7
Materials	5.0
Real Estate	2.7
Consumer Staples	1.4
Energy	1.0

99.3

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 97.0%		Shares	Value
CONSUMER DISCRETIONARY – 10.2%
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	7,026	$2,911,574
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		21,961	2,580,198
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	355,767	1,657,002
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		41,206	2,656,551
K12, Inc. (Diversified Consumer Svs.)	(a)	79,646	1,266,371
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	54,723	1,633,481
Manchester United PLC Class A (Media)		82,087	1,625,323
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a)	130,544	1,408,570
Roku, Inc. (Household Durables)	(a)	13,337	690,590
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	118,754	2,227,825
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	121,592	6,234,022
Visteon Corp. (Auto Components)	(a)	13,023	1,629,698
Williams-Sonoma, Inc. (Specialty Retail)		32,206	1,665,050

			28,186,255

CONSUMER STAPLES – 1.4%
Casey’s General Stores, Inc. (Food & Staples Retailing)		9,597	1,074,288
Ontex Group N.V. (Personal Products)	(c)	88,459	2,926,741

			4,001,029

FINANCIALS – 7.7%
Financial Engines, Inc. (Capital Markets)		76,562	2,319,829
Kingstone Cos., Inc. (Insurance)		108,043	2,031,208
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	5,263	1,791,788
LPL Financial Holdings, Inc. (Capital Markets)		73,574	4,204,018
MSCI, Inc. (Capital Markets)		25,180	3,186,277
RLI Corp. (Insurance)		38,116	2,312,117
SLM Corp. (Consumer Finance)	(a)	165,736	1,872,817
Texas Capital Bancshares, Inc. (Banks)	(a)	23,443	2,084,083
WisdomTree Investments, Inc. (Capital Markets)		115,807	1,453,378

			21,255,515

HEALTH CARE – 21.8%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	50,007	1,505,711
AnaptysBio, Inc. (Biotechnology)	(a)	15,204	1,531,347
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	131,657	2,189,456
Aratana Therapeutics, Inc. (Pharmaceuticals)	(a)	141,740	745,552
athenahealth, Inc. (Health Care Technology)	(a)	18,899	2,514,323
Atrion Corp. (Health Care Equip. & Supplies)		1,178	742,847
BeiGene Ltd. – ADR (Biotechnology)	(a)	6,065	592,672
Bio-Techne Corp. (Life Sciences Tools & Svs.)		18,318	2,373,097
Bioverativ, Inc. (Biotechnology)	(a)	29,316	1,580,719
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	64,782	873,909
Catalent, Inc. (Pharmaceuticals)	(a)	119,197	4,896,613
DBV Technologies SA – ADR (Biotechnology)	(a)	40,348	992,561
Diplomat Pharmacy, Inc. (Health Care Providers & Svs.)	(a)	54,278	1,089,359
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	37,077	1,980,653
FibroGen, Inc. (Biotechnology)	(a)	27,213	1,289,896
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	53,549	2,200,864
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	13,360	1,763,654
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	28,814	1,344,461
HealthStream, Inc. (Health Care Technology)	(a)	62,525	1,448,079
Heron Therapeutics, Inc. (Biotechnology)	(a)	54,683	989,762
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,619	2,509,704
Insmed, Inc. (Biotechnology)	(a)	49,082	1,530,377

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	111,164	$1,666,348
Knight Therapeutics, Inc. (Biotechnology)	(a)	228,557	1,510,985
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	17,210	2,356,565
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	199,107	1,764,088
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	28,792	2,233,971
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	51,439	2,284,406
Puma Biotechnology, Inc. (Biotechnology)	(a)	20,368	2,013,377
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a)	16,998	493,962
Spark Therapeutics, Inc. (Biotechnology)	(a)	12,721	654,114
STERIS PLC (Health Care Equip. & Supplies)		57,504	5,029,875
Teligent, Inc. (Pharmaceuticals)	(a)	133,207	483,541
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a)	104,778	535,416
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		13,958	1,007,768
Wright Medical Group N.V. (Health Care Equip. & Supplies)	(a)	62,397	1,385,213

			60,105,245

INDUSTRIALS – 14.0%
A.O. Smith Corp. (Building Products)		39,040	2,392,371
AMERCO (Road & Rail)		5,253	1,985,161
CSW Industrials, Inc. (Building Products)	(a)	70,192	3,225,322
EnerSys (Electrical Equip.)		32,835	2,286,301
HEICO Corp. Class A (Aerospace & Defense)		73,072	5,776,342
ITT, Inc. (Machinery)		59,882	3,195,902
Kennametal, Inc. (Machinery)		53,048	2,568,054
Kornit Digital Ltd. (Machinery)	(a)	70,455	1,137,848
Nordson Corp. (Machinery)		17,729	2,595,526
Old Dominion Freight Line, Inc. (Road & Rail)		23,665	3,113,131
Proto Labs, Inc. (Machinery)	(a)	14,279	1,470,737
Rexnord Corp. (Machinery)	(a)	135,338	3,521,495
Standex International Corp. (Machinery)		30,143	3,070,064
Wabtec Corp. (Machinery)		27,905	2,272,304

			38,610,558

INFORMATION TECHNOLOGY – 34.2%
Altair Engineering, Inc. Class A (Software)	(a)	24,468	585,275
Belden, Inc. (Electronic Equip., Instr. & Comp.)		61,590	4,752,900
Blackbaud, Inc. (Software)		57,770	5,458,687
Broadridge Financial Solutions, Inc. (IT Svs.)		70,731	6,406,813
Cadence Design Systems, Inc. (Software)	(a)	125,896	5,264,971
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	89,691	807,219
Cimpress N.V. (Internet Software & Svs.)	(a)	24,143	2,894,263
Cision Ltd. (Internet Software & Svs.)	(a)	196,156	2,328,372
CoStar Group, Inc. (Internet Software & Svs.)	(a)	10,202	3,029,484
CTS Corp. (Electronic Equip., Instr. & Comp.)		124,615	3,208,836
Descartes Systems Group, Inc. / The (Software)	(a)	86,299	2,453,720
Envestnet, Inc. (Internet Software & Svs.)	(a)	58,435	2,912,985
Euronet Worldwide, Inc. (IT Svs.)	(a)	45,698	3,850,970
Everbridge, Inc. (Software)	(a)	49,202	1,462,283
Guidewire Software, Inc. (Software)	(a)	26,531	1,970,192
Instructure, Inc. (Internet Software & Svs.)	(a)	48,095	1,591,945
j2 Global, Inc. (Internet Software & Svs.)		52,558	3,943,427
MAXIMUS, Inc. (IT Svs.)		31,984	2,289,415
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		41,022	1,707,746
Nice Ltd. – ADR (Software)		67,158	6,172,492
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	282,301	5,911,383
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,756	1,400,651
Paylocity Holding Corp. (Software)	(a)	50,231	2,368,894
RealPage, Inc. (Software)	(a)	46,003	2,037,933
SS&C Technologies Holdings, Inc. (Software)		144,434	5,846,688
Switch, Inc. Class A (IT Svs.)		59,582	1,083,797

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a)	30,171	$1,379,720
Tyler Technologies, Inc. (Software)	(a)	12,507	2,214,364
WEX, Inc. (IT Svs.)	(a)	31,597	4,462,444
Xperi Corp. (Semiconductors & Equip.)		66,176	1,614,694
Yext, Inc. (Internet Software & Svs.)	(a)	105,292	1,266,663
Zillow Group, Inc. Class A (Internet Software & Svs.)	(a)	45,000	1,833,300

			94,512,526

MATERIALS – 5.0%
H.B. Fuller Co. (Chemicals)		36,595	1,971,373
Neenah, Inc. (Paper & Forest Products)		20,446	1,853,430
Sensient Technologies Corp. (Chemicals)		59,088	4,322,287
Summit Materials, Inc. Class A (Construction Materials)	(a)	65,991	2,074,761
Valvoline, Inc. (Chemicals)		107,992	2,706,279
Winpak Ltd. (Containers & Packaging)		20,702	770,767

			13,698,897

REAL ESTATE – 2.7%
Condor Hospitality Trust, Inc. (Equity REIT)		103,445	1,029,278
Easterly Government Properties, Inc. (Equity REIT)		88,679	1,892,410
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		12,725	1,895,134
Physicians Realty Trust (Equity REIT)		84,635	1,522,584
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	61,731	1,114,244

			7,453,650

Total Common Stocks (Cost $202,032,537)			$267,823,675

Master Limited Partnerships – 2.2%		Shares	$ Value
CONSUMER DISCRETIONARY – 1.2%
Cedar Fair LP (Hotels, Restaurants & Leisure)		52,736	$3,427,313

ENERGY – 1.0%
DCP Midstream LP (Oil, Gas & Consumable Fuels)		74,921	2,721,880

Total Master Limited Partnerships (Cost $5,304,461)			$6,149,193

Rights – 0.1%		Quantity	Value
HEALTH CARE – 0.1%
Dyax Corp. - Contingent Value Right (Expiration: 12/31/19) (Biotechnology)	(a)(d)(e)	103,366	$253,247

Total Rights (Cost $0)			$253,247

Money Market Funds – 0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,158,396	$2,158,180

Total Money Market Funds (Cost $2,158,540)			$2,158,180

Total Investments – 100.1% (Cost $209,495,538)	(f)		$276,384,295
Liabilities in Excess of Other Assets – (0.1)%			(169,814)

Net Assets – 100.0%			$276,214,481

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,657,002 or 0.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $2,926,741 or 1.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)

Represents a security deemed to be illiquid. At December 31, 2017 the value of illiquid securities in the Portfolio totaled $253,247, or 0.1% of the Portfolio’s net assets. Dyax Corp. - Contingent Value Right was acquired on January 22, 2016 as a result of Shire plc acquiring all of the outstanding common stock of Dyax Corp.

Under terms of the merger agreement, former Dyax Corp. shareholders may receive additional value through a non-tradable contingent value right, payable upon U.S. Food and Drug Administration (FDA) approval of SHP643 (formerly DX-29330) in Hereditary Angiodema (“HAE”).

(e)

A market quotation for this investment was not readily available at December 31, 2017. As discussed in Note 2 of the Notes to Schedules of Investments, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s pricing policy approved by the Board. This security represents $253,247, or 0.1% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Unaudited)

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2017

Average Annual returns
One year	27.10%
Five years	12.61%
Ten years	5.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Mid Cap Opportunity Portfolio returned 27.10% versus 25.27% for its benchmark, the Russell Midcap Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Stock selection was the primary driver of the Portfolio’s outperformance during the year. The Portfolio benefited from a reversal in some securities that underperformed in 2016, as well as mergers and acquisition activity that positively impacted some of the Portfolio’s holdings. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection within the Consumer Staples and Health Care sectors contributed the most to relative performance, leading to the Portfolio’s outperformance, while stock selection within the Financials sector and an overweight allocation to the Health Care sector detracted the most from returns. Sector selection, overall, did not have a significant impact on the Portfolio’s relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Panera Bread Co. Class A was a top contributor to relative returns during the year. Shares of Panera Bread gained sharply following JAB Holdings’ purchase of the fast casual restaurant chain. Following the strong performance and a potential shift in leadership, we felt it prudent to exit the position and look for opportunities elsewhere. (1)

Avery Dennison Corp., a global leader in adhesive technologies, display graphics and packaging materials, was also a top contributor during this time. Its shares rose steadily throughout the year as the company exceeded expectations, led by impressive organic growth across multiple geographies and business segments. We continue to believe Avery Dennison is a high-quality company led by an excellent management team that has demonstrated an ability to deliver growth in a challenged space. (1)

Advance Auto Parts, Inc. was a top detractor from relative returns during the year. Throughout the year, its stock had been weak as a combination of concerns around increased competition within the auto parts industry and weaker than expected earnings weighed on the company. While we still feel that the company is attractively valued and could see continued same store sales growth, we felt that the risk/reward was less compelling given the competitive headwinds and decided to exit the position. (1)

Altice U.S.A. Inc. Class A (“Altice”) was the second largest detractor. The stock detracted due to its French parent company, which owns approximately 70% of Altice and declined sharply late in the year as it reported third quarter results and a weaker outlook. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not utilize derivatives, but participated in four IPOs during the period. The Portfolio’s position in Snap, Inc. contributed two basis points to performance during the period, while the Portfolio’s position in Altice detracted 46 basis points from performance. The other two IPOs did not significantly impact performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

42	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	98.8
Money Market Funds Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Amphenol Corp. Class A	3.0
2. Roper Technologies, Inc.	2.9
3. Middleby Corp. / The	2.5
4. Zoetis, Inc.	2.3
5. Northern Trust Corp.	2.2
6. Illumina, Inc.	2.2
7. Dunkin’ Brands Group, Inc.	2.2
8. Global Payments, Inc.	2.0
9. Agilent Technologies, Inc.	2.0
10. Avery Dennison Corp.	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	24.8
Industrials	17.1
Health Care	16.7
Consumer Discretionary	15.7
Financials	10.0
Materials	6.0
Consumer Staples	4.0
Real Estate	2.5
Energy	2.0

98.8

43

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 15.7%
Altice U.S.A., Inc. Class A (Media)	(a)	23,572	$500,434
Aptiv PLC (Auto Components)		4,256	361,037
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	13,151	1,236,194
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5,173	401,425
Delphi Technologies PLC (Auto Components)	(a)	1,418	74,403
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		26,603	1,715,095
Expedia, Inc. (Internet & Direct Marketing Retail)		10,374	1,242,494
Five Below, Inc. (Specialty Retail)	(a)	9,398	623,275
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		15,788	1,260,830
LKQ Corp. (Distributors)	(a)	14,499	589,674
PVH Corp. (Textiles, Apparel & Luxury Goods)		8,958	1,229,127
Ross Stores, Inc. (Specialty Retail)		14,234	1,142,279
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	10,441	395,087
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,876	643,246
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,794	799,288

			12,213,888

CONSUMER STAPLES – 4.0%
Blue Buffalo Pet Products, Inc. (Food Products)	(a)	22,254	729,709
Brown-Forman Corp. Class B (Beverages)		17,879	1,227,751
Monster Beverage Corp. (Beverages)	(a)	17,762	1,124,157

			3,081,617

ENERGY – 2.0%
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,143	772,581
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,420	810,525

			1,583,106

FINANCIALS – 10.0%
Affiliated Managers Group, Inc. (Capital Markets)		3,926	805,812
Eagle Bancorp, Inc. (Banks)	(a)	9,230	534,417
First Republic Bank (Banks)		11,871	1,028,504
Intercontinental Exchange, Inc. (Capital Markets)		7,665	540,842
Lazard Ltd. Class A (Capital Markets)		22,926	1,203,615
MSCI, Inc. (Capital Markets)		7,447	942,343
Northern Trust Corp. (Capital Markets)		17,366	1,734,690
SunTrust Banks, Inc. (Banks)		14,797	955,738

			7,745,961

HEALTH CARE – 16.7%
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		22,816	1,527,988
Agios Pharmaceuticals, Inc. (Biotechnology)	(a)	3,485	199,237
Alkermes PLC (Biotechnology)	(a)	17,665	966,806
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,655	360,591
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	12,098	1,363,566
Exelixis, Inc. (Biotechnology)	(a)	24,012	729,965
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	7,938	1,734,374
Incyte Corp. (Biotechnology)	(a)	6,090	576,784
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,725	1,068,672
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	7,168	556,165
Nevro Corp. (Health Care Equip. & Supplies)	(a)	8,459	584,009
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	6,460	588,312
Seattle Genetics, Inc. (Biotechnology)	(a)	8,980	480,430

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	2,979	$446,433
Zoetis, Inc. (Pharmaceuticals)		25,157	1,812,310

			12,995,642

INDUSTRIALS – 17.1%
Fortive Corp. (Machinery)		17,820	1,289,277
Fortune Brands Home & Security, Inc. (Building Products)		11,915	815,462
HEICO Corp. (Aerospace & Defense)		4,337	409,196
Hubbell, Inc. (Electrical Equip.)		7,043	953,200
IDEX Corp. (Machinery)		5,965	787,201
John Bean Technologies Corp. (Machinery)		7,366	816,153
L3 Technologies, Inc. (Aerospace & Defense)		5,209	1,030,601
Middleby Corp. / The (Machinery)	(a)	14,519	1,959,339
Roper Technologies, Inc. (Industrial Conglomerates)		8,650	2,240,350
Sensata Technologies Holding N.V. (Electrical Equip.)	(a)	29,045	1,484,490
Welbilt, Inc. (Machinery)	(a)	13,793	324,273
Xylem, Inc. (Machinery)		17,637	1,202,843

			13,312,385

INFORMATION TECHNOLOGY – 24.8%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		26,164	2,297,199
Analog Devices, Inc. (Semiconductors & Equip.)		13,767	1,225,676
Autodesk, Inc. (Software)	(a)	10,772	1,129,229
Black Knight, Inc. (IT Svs.)	(a)	24,401	1,077,304
DXC Technology Co. (IT Svs.)		12,494	1,185,681
Electronic Arts, Inc. (Software)	(a)	3,844	403,851
Fiserv, Inc. (IT Svs.)	(a)	11,159	1,463,280
Global Payments, Inc. (IT Svs.)		15,463	1,550,011
GoDaddy, Inc. Class A (Internet Software & Svs.)	(a)	18,026	906,347
Intuit, Inc. (Software)		8,293	1,308,469
Lam Research Corp. (Semiconductors & Equip.)		8,217	1,512,503
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		3,429	385,282
Proofpoint, Inc. (Software)	(a)	4,028	357,727
Red Hat, Inc. (Software)	(a)	8,423	1,011,602
ServiceNow, Inc. (Software)	(a)	4,945	644,779
Splunk, Inc. (Software)	(a)	8,778	727,169
Total System Services, Inc. (IT Svs.)		14,157	1,119,677
Xilinx, Inc. (Semiconductors & Equip.)		14,468	975,433

			19,281,219

MATERIALS – 6.0%
Ashland Global Holdings, Inc. (Chemicals)		14,366	1,022,859
Avery Dennison Corp. (Containers & Packaging)		13,265	1,523,618
Sherwin-Williams Co. / The (Chemicals)		1,695	695,018
Valvoline, Inc. (Chemicals)		56,850	1,424,661

			4,666,156

REAL ESTATE – 2.5%
Equinix, Inc. (Equity REIT)		1,555	704,757
SBA Communications Corp. (Equity REIT)	(a)	7,755	1,266,857

			1,971,614

Total Common Stocks (Cost $59,515,528)			$76,851,588

Money Market Funds – 1.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		1,300,601	$1,300,470

Total Money Market Funds (Cost $1,300,630)			$1,300,470

Total Investments – 100.4% (Cost $60,816,158)	(b)		$78,152,058
Liabilities in Excess of Other Assets – (0.4)%			(348,607)

Net Assets – 100.0%			$77,803,451

44	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P 500® Index.

Performance as of December 31, 2017

Average Annual returns
One year	21.38%
Five years	15.26%
Ten years	7.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the S&P 500® Index Portfolio returned 21.38% versus 21.83% for the benchmark, S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy that impacted the Portfolio’s relative return for the period. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Information Technology contributed the most to the benchmark, returning 38.8%, followed by Financials, which gained 22.2% for the year. Only two benchmark sectors had negative returns for the year, Energy (-1.0%) and Telecommunication Services (-1.2%). (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Apple, Inc., Microsoft Corp., and Amazon.com Inc. The largest detractors from the Portfolio and benchmark returns for the period were General Electric Co., Schlumberger Ltd., and Exxon Mobil Corp. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

46	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.1
Money Market Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	3.8
2. Microsoft Corp.	2.9
3. Amazon.com, Inc.	2.0
4. Facebook, Inc. Class A	1.8
5. Berkshire Hathaway, Inc. Class B	1.7
6. Johnson & Johnson	1.6
7. JPMorgan Chase & Co.	1.6
8. Exxon Mobil Corp.	1.5
9. Alphabet, Inc. Class C	1.4
10. Alphabet, Inc. Class A	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	23.6
Financials	14.7
Health Care	13.6
Consumer Discretionary	12.1
Industrials	10.2
Consumer Staples	8.1
Energy	6.0
Materials	3.0
Utilities	2.9
Real Estate	2.9
Telecommunication Services	2.0

99.1

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 12.1%
Advance Auto Parts, Inc. (Specialty Retail)		3,677	$366,560
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	19,889	23,259,589
Aptiv PLC (Auto Components)		13,223	1,121,707
AutoZone, Inc. (Specialty Retail)	(a)	1,367	972,443
Best Buy Co., Inc. (Specialty Retail)		12,648	866,009
BorgWarner, Inc. (Auto Components)		9,849	503,185
CarMax, Inc. (Specialty Retail)	(a)	9,068	581,531
Carnival Corp. (Hotels, Restaurants & Leisure)		20,280	1,345,984
CBS Corp. Class B (Media)		18,034	1,064,006
Charter Communications, Inc. Class A (Media)	(a)	9,643	3,239,662
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,238	357,819
Comcast Corp. Class A (Media)		231,949	9,289,557
D.R. Horton, Inc. (Household Durables)		16,973	866,811
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		6,149	590,427
Discovery Communications, Inc. Class A (Media)	(a)	7,603	170,155
Discovery Communications, Inc. Class C (Media)	(a)	10,172	215,341
DISH Network Corp. Class A (Media)	(a)	11,327	540,864
Dollar General Corp. (Multiline Retail)		12,954	1,204,852
Dollar Tree, Inc. (Multiline Retail)	(a)	11,790	1,265,185
Expedia, Inc. (Internet & Direct Marketing Retail)		6,114	732,274
Foot Locker, Inc. (Specialty Retail)		6,161	288,828
Ford Motor Co. (Automobiles)		194,051	2,423,697
Gap, Inc. / The (Specialty Retail)		10,812	368,257
Garmin Ltd. (Household Durables)		5,520	328,826
General Motors Co. (Automobiles)		63,578	2,606,062
Genuine Parts Co. (Distributors)		7,296	693,193
Goodyear Tire & Rubber Co. / The (Auto Components)		12,230	395,151
H&R Block, Inc. (Diversified Consumer Svs.)		10,390	272,426
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		18,149	379,496
Harley-Davidson, Inc. (Automobiles)		8,359	425,306
Hasbro, Inc. (Leisure Products)		5,632	511,892
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		10,056	803,072
Home Depot, Inc. / The (Specialty Retail)		58,069	11,005,818
Interpublic Group of Cos., Inc. / The (Media)		19,293	388,947
Kohl’s Corp. (Multiline Retail)		8,398	455,424
L Brands, Inc. (Specialty Retail)		12,281	739,562
Leggett & Platt, Inc. (Household Durables)		6,571	313,634
Lennar Corp. Class A (Household Durables)		10,167	642,961
LKQ Corp. (Distributors)	(a)	15,369	625,057
Lowe’s Cos., Inc. (Specialty Retail)		41,415	3,849,110
Macy’s, Inc. (Multiline Retail)		15,163	381,956
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		15,228	2,066,896
Mattel, Inc. (Leisure Products)		17,055	262,306
McDonald’s Corp. (Hotels, Restaurants & Leisure)		39,641	6,823,009
MGM Resorts International (Hotels, Restaurants & Leisure)		25,339	846,069
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	7,563	476,091
Mohawk Industries, Inc. (Household Durables)	(a)	3,143	867,154
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	21,519	4,130,787
Newell Brands, Inc. (Household Durables)		24,375	753,187
News Corp. Class A (Media)		19,013	308,201
News Corp. Class B (Media)		6,095	101,177
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		65,339	4,086,954
Nordstrom, Inc. (Multiline Retail)		5,792	274,425
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	8,870	472,327
Omnicom Group, Inc. (Media)		11,464	834,923
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	4,229	1,017,244

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,425	$4,214,019
PulteGroup, Inc. (Household Durables)		13,429	446,514
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,849	528,121
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,751	285,251
Ross Stores, Inc. (Specialty Retail)		19,176	1,538,874
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		8,517	1,015,908
Scripps Networks Interactive, Inc. Class A (Media)		4,778	407,946
Signet Jewelers Ltd. (Specialty Retail)		2,998	169,537
Starbucks Corp. (Hotels, Restaurants & Leisure)		70,752	4,063,287
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		14,142	625,501
Target Corp. (Multiline Retail)		27,031	1,763,773
Tiffany & Co. (Specialty Retail)		5,074	527,442
Time Warner, Inc. (Media)		38,719	3,541,627
TJX Cos., Inc. / The (Specialty Retail)		31,642	2,419,347
Tractor Supply Co. (Specialty Retail)		6,238	466,290
TripAdvisor, Inc. (Internet & Direct Marketing Retail)	(a)	5,379	185,360
Twenty-First Century Fox, Inc. Class A (Media)		52,435	1,810,581
Twenty-First Century Fox, Inc. Class B (Media)		21,821	744,533
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,902	649,061
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	9,257	133,579
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	9,155	121,945
V.F. Corp. (Textiles, Apparel & Luxury Goods)		16,309	1,206,866
Viacom, Inc. Class B (Media)		17,536	540,284
Walt Disney Co. / The (Media)		75,105	8,074,539
Whirlpool Corp. (Household Durables)		3,573	602,551
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		5,038	583,753
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,987	672,168
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		16,759	1,367,702

			138,479,745

CONSUMER STAPLES – 8.1%
Altria Group, Inc. (Tobacco)		94,888	6,775,952
Archer-Daniels-Midland Co. (Food Products)		27,812	1,114,705
Brown-Forman Corp. Class B (Beverages)		9,737	668,640
Campbell Soup Co. (Food Products)		9,556	459,739
Church & Dwight Co., Inc. (Household Products)		12,417	622,961
Clorox Co. / The (Household Products)		6,413	953,870
Coca-Cola Co. / The (Beverages)		190,681	8,748,444
Colgate-Palmolive Co. (Household Products)		43,668	3,294,751
Conagra Brands, Inc. (Food Products)		20,318	765,379
Constellation Brands, Inc. Class A (Beverages)		8,567	1,958,159
Costco Wholesale Corp. (Food & Staples Retailing)		21,731	4,044,574
Coty, Inc. Class A (Personal Products)		23,506	467,534
CVS Health Corp. (Food & Staples Retailing)		50,374	3,652,115
Dr Pepper Snapple Group, Inc. (Beverages)		8,980	871,599
Estee Lauder Cos., Inc. / The Class A (Personal Products)		11,131	1,416,308
General Mills, Inc. (Food Products)		28,265	1,675,832
Hershey Co. / The (Food Products)		7,016	796,386
Hormel Foods Corp. (Food Products)		13,377	486,789
J.M. Smucker Co. / The (Food Products)		5,649	701,832
Kellogg Co. (Food Products)		12,372	841,049
Kimberly-Clark Corp. (Household Products)		17,494	2,110,826
Kraft Heinz Co. / The (Food Products)		29,688	2,308,539
Kroger Co. / The (Food & Staples Retailing)		44,238	1,214,333
McCormick & Co., Inc. (Food Products)		5,956	606,976
Molson Coors Brewing Co. Class B (Beverages)		9,189	754,141
Mondelez International, Inc. Class A (Food Products)		74,313	3,180,596

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Monster Beverage Corp. (Beverages)	(a)	20,473	$1,295,736
PepsiCo, Inc. (Beverages)		70,718	8,480,503
Philip Morris International, Inc. (Tobacco)		77,233	8,159,666
Procter & Gamble Co. / The (Household Products)		126,709	11,642,023
Sysco Corp. (Food & Staples Retailing)		23,839	1,447,742
Tyson Foods, Inc. Class A (Food Products)		14,799	1,199,755
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		43,175	3,135,369
Wal-Mart Stores, Inc. (Food & Staples Retailing)		72,786	7,187,617

			93,040,440

ENERGY – 6.0%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		27,214	1,459,759
Andeavor (Oil, Gas & Consumable Fuels)		7,137	816,045
Apache Corp. (Oil, Gas & Consumable Fuels)		18,947	799,942
Baker Hughes, a GE Co. (Energy Equip. & Svs.)		21,293	673,711
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		22,991	657,543
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	45,035	178,339
Chevron Corp. (Oil, Gas & Consumable Fuels)		94,451	11,824,321
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4,734	577,595
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,396	1,111,027
ConocoPhillips (Oil, Gas & Consumable Fuels)		59,453	3,263,375
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		26,139	1,082,155
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		28,756	3,103,060
EQT Corp. (Oil, Gas & Consumable Fuels)		12,173	692,887
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		210,708	17,623,617
Halliburton Co. (Energy Equip. & Svs.)		43,394	2,120,665
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		5,400	349,056
Hess Corp. (Oil, Gas & Consumable Fuels)		13,430	637,522
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		95,514	1,725,938
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		42,250	715,292
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		24,289	1,602,588
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		18,895	680,598
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	9,900	312,147
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		24,194	705,013
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		38,056	2,803,205
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		19,070	1,019,291
Phillips 66 (Oil, Gas & Consumable Fuels)		21,367	2,161,272
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		8,463	1,462,830
Range Resources Corp. (Oil, Gas & Consumable Fuels)		11,206	191,174
Schlumberger Ltd. (Energy Equip. & Svs.)		68,887	4,642,295
TechnipFMC PLC (Energy Equip. & Svs.)		21,806	682,746
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		21,760	1,999,962
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		41,117	1,253,657

			68,928,627

FINANCIALS – 14.7%
Affiliated Managers Group, Inc. (Capital Markets)		2,763	567,106
Aflac, Inc. (Insurance)		19,550	1,716,099

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Allstate Corp. / The (Insurance)		17,843	$1,868,341
American Express Co. (Consumer Finance)		35,823	3,557,582
American International Group, Inc. (Insurance)		44,705	2,663,524
Ameriprise Financial, Inc. (Capital Markets)		7,357	1,246,791
Aon PLC (Insurance)		12,427	1,665,218
Arthur J. Gallagher & Co. (Insurance)		8,993	569,077
Assurant, Inc. (Insurance)		2,677	269,949
Bank of America Corp. (Banks)		482,375	14,239,710
Bank of New York Mellon Corp. / The (Capital Markets)		50,925	2,742,821
BB&T Corp. (Banks)		39,232	1,950,615
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	95,693	18,968,266
BlackRock, Inc. (Capital Markets)		6,139	3,153,666
Brighthouse Financial, Inc. (Insurance)	(a)	4,762	279,244
Capital One Financial Corp. (Consumer Finance)		24,106	2,400,475
CBOE Global Markets, Inc. (Capital Markets)		5,641	702,812
Charles Schwab Corp. / The (Capital Markets)		59,333	3,047,936
Chubb Ltd. (Insurance)		23,084	3,373,265
Cincinnati Financial Corp. (Insurance)		7,421	556,352
Citigroup, Inc. (Banks)		131,478	9,783,278
Citizens Financial Group, Inc. (Banks)		24,470	1,027,251
CME Group, Inc. (Capital Markets)		16,922	2,471,458
Comerica, Inc. (Banks)		8,651	750,993
Discover Financial Services (Consumer Finance)		18,073	1,390,175
E*TRADE Financial Corp. (Capital Markets)	(a)	13,461	667,262
Everest Re Group Ltd. (Insurance)		2,040	451,370
Fifth Third Bancorp (Banks)		35,093	1,064,722
Franklin Resources, Inc. (Capital Markets)		16,256	704,372
Goldman Sachs Group, Inc. / The (Capital Markets)		17,445	4,444,288
Hartford Financial Services Group, Inc. / The (Insurance)		17,741	998,463
Huntington Bancshares, Inc. (Banks)		53,771	782,906
Intercontinental Exchange, Inc. (Capital Markets)		29,093	2,052,802
Invesco Ltd. (Capital Markets)		20,249	739,898
JPMorgan Chase & Co. (Banks)		172,538	18,451,214
KeyCorp (Banks)		53,488	1,078,853
Leucadia National Corp. (Diversified Financial Svs.)		15,569	412,423
Lincoln National Corp. (Insurance)		10,884	836,653
Loews Corp. (Insurance)		13,729	686,862
M&T Bank Corp. (Banks)		7,485	1,279,860
Marsh & McLennan Cos., Inc. (Insurance)		25,379	2,065,597
MetLife, Inc. (Insurance)		52,329	2,645,754
Moody’s Corp. (Capital Markets)		8,268	1,220,439
Morgan Stanley (Capital Markets)		69,227	3,632,341
Nasdaq, Inc. (Capital Markets)		5,779	444,001
Navient Corp. (Consumer Finance)		13,110	174,625
Northern Trust Corp. (Capital Markets)		10,682	1,067,025
People’s United Financial, Inc. (Banks)		17,235	322,295
PNC Financial Services Group, Inc. / The (Banks)		23,659	3,413,757
Principal Financial Group, Inc. (Insurance)		13,355	942,329
Progressive Corp. / The (Insurance)		28,921	1,628,831
Prudential Financial, Inc. (Insurance)		21,085	2,424,353
Raymond James Financial, Inc. (Capital Markets)		6,383	570,002
Regions Financial Corp. (Banks)		57,693	996,935
S&P Global, Inc. (Capital Markets)		12,681	2,148,161
State Street Corp. (Capital Markets)		18,442	1,800,124
SunTrust Banks, Inc. (Banks)		23,674	1,529,104
Synchrony Financial (Consumer Finance)		36,585	1,412,547
T. Rowe Price Group, Inc. (Capital Markets)		12,051	1,264,511
Torchmark Corp. (Insurance)		5,337	484,119
Travelers Cos., Inc. / The (Insurance)		13,611	1,846,196
U.S. Bancorp (Banks)		78,393	4,200,297
Unum Group (Insurance)		11,171	613,176
Wells Fargo & Co. (Banks)		220,383	13,370,637

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Willis Towers Watson PLC (Insurance)		6,566	$989,431
XL Group Ltd. (Insurance)		12,719	447,200
Zions Bancorporation (Banks)		9,927	504,589

			167,772,328

HEALTH CARE – 13.6%
Abbott Laboratories (Health Care Equip. & Supplies)		86,555	4,939,694
AbbVie, Inc. (Biotechnology)		79,270	7,666,202
Aetna, Inc. (Health Care Providers & Svs.)		16,217	2,925,385
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		16,004	1,071,788
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	11,110	1,328,645
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,588	797,218
Allergan PLC (Pharmaceuticals)		16,539	2,705,449
AmerisourceBergen Corp. (Health Care Providers & Svs.)		8,020	736,396
Amgen, Inc. (Biotechnology)		36,098	6,277,442
Anthem, Inc. (Health Care Providers & Svs.)		12,769	2,873,153
Baxter International, Inc. (Health Care Equip. & Supplies)		24,928	1,611,346
Becton Dickinson and Co. (Health Care Equip. & Supplies)		13,177	2,820,648
Biogen, Inc. (Biotechnology)	(a)	10,514	3,349,445
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	68,289	1,692,884
Bristol-Myers Squibb Co. (Pharmaceuticals)		81,391	4,987,640
Cardinal Health, Inc. (Health Care Providers & Svs.)		15,648	958,753
Celgene Corp. (Biotechnology)	(a)	39,152	4,085,903
Centene Corp. (Health Care Providers & Svs.)	(a)	8,578	865,349
Cerner Corp. (Health Care Technology)	(a)	15,705	1,058,360
Cigna Corp. (Health Care Providers & Svs.)		12,261	2,490,086
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		2,436	530,756
Danaher Corp. (Health Care Equip. & Supplies)		30,440	2,825,441
DaVita, Inc. (Health Care Providers & Svs.)	(a)	7,523	543,537
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		11,423	751,976
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	10,524	1,186,160
Eli Lilly & Co. (Pharmaceuticals)		48,181	4,069,367
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	6,003	207,464
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	28,167	2,102,385
Gilead Sciences, Inc. (Biotechnology)		64,958	4,653,591
HCA Healthcare, Inc. (Health Care Providers & Svs.)	(a)	14,088	1,237,490
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	7,800	545,064
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	13,704	585,846
Humana, Inc. (Health Care Providers & Svs.)		7,105	1,762,537
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	4,338	678,376
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	7,260	1,586,237
Incyte Corp. (Biotechnology)	(a)	8,711	825,019
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	5,572	2,033,446
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,241	708,894
Johnson & Johnson (Pharmaceuticals)		133,594	18,665,754
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	5,064	807,759
McKesson Corp. (Health Care Providers & Svs.)		10,368	1,616,889
Medtronic PLC (Health Care Equip. & Supplies)		67,311	5,435,363
Merck & Co., Inc. (Pharmaceuticals)		136,015	7,653,564
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,272	788,029
Mylan N.V. (Pharmaceuticals)	(a)	26,670	1,128,408

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Patterson Cos., Inc. (Health Care Providers & Svs.)		4,083	$147,519
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		5,488	401,282
Perrigo Co. PLC (Pharmaceuticals)		6,511	567,499
Pfizer, Inc. (Pharmaceuticals)		296,412	10,736,043
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		6,781	667,861
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,831	1,440,303
ResMed, Inc. (Health Care Equip. & Supplies)		7,058	597,742
Stryker Corp. (Health Care Equip. & Supplies)		16,005	2,478,214
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		19,941	3,786,397
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		48,190	10,623,967
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		4,354	493,526
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,551	505,844
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,576	1,884,639
Waters Corp. (Life Sciences Tools & Svs.)	(a)	3,951	763,294
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		10,069	1,215,026
Zoetis, Inc. (Pharmaceuticals)		24,233	1,745,745

			156,226,039

INDUSTRIALS – 10.2%
3M Co. (Industrial Conglomerates)		29,676	6,984,840
A.O. Smith Corp. (Building Products)		7,245	443,974
Acuity Brands, Inc. (Electrical Equip.)		2,095	368,720
Alaska Air Group, Inc. (Airlines)		6,112	449,293
Allegion PLC (Building Products)		4,730	376,319
American Airlines Group, Inc. (Airlines)		21,180	1,101,995
AMETEK, Inc. (Electrical Equip.)		11,493	832,898
Arconic, Inc. (Aerospace & Defense)		21,072	574,212
Boeing Co. / The (Aerospace & Defense)		27,839	8,209,999
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,926	617,037
Caterpillar, Inc. (Machinery)		29,585	4,662,004
Cintas Corp. (Commercial Svs. & Supplies)		4,283	667,420
CSX Corp. (Road & Rail)		44,444	2,444,864
Cummins, Inc. (Machinery)		7,759	1,370,550
Deere & Co. (Machinery)		15,907	2,489,605
Delta Air Lines, Inc. (Airlines)		32,622	1,826,832
Dover Corp. (Machinery)		7,749	782,571
Eaton Corp. PLC (Electrical Equip.)		21,911	1,731,188
Emerson Electric Co. (Electrical Equip.)		31,917	2,224,296
Equifax, Inc. (Professional Svs.)		5,968	703,747
Expeditors International of Washington, Inc. (Air Freight & Logistics)		8,834	571,471
Fastenal Co. (Trading Companies & Distributors)		14,293	781,684
FedEx Corp. (Air Freight & Logistics)		12,268	3,061,357
Flowserve Corp. (Machinery)		6,489	273,382
Fluor Corp. (Construction & Engineering)		6,962	359,587
Fortive Corp. (Machinery)		15,211	1,100,516
Fortune Brands Home & Security, Inc. (Building Products)		7,655	523,908
General Dynamics Corp. (Aerospace & Defense)		13,809	2,809,441
General Electric Co. (Industrial Conglomerates)		431,248	7,525,278
Harris Corp. (Aerospace & Defense)		5,929	839,843
Honeywell International, Inc. (Industrial Conglomerates)		37,883	5,809,737
IHS Markit Ltd. (Professional Svs.)	(a)	18,067	815,725
Illinois Tool Works, Inc. (Machinery)		15,334	2,558,478
Ingersoll-Rand PLC (Machinery)		12,427	1,108,364
J.B. Hunt Transport Services, Inc. (Road & Rail)		4,259	489,700
Jacobs Engineering Group, Inc. (Construction & Engineering)		5,992	395,232
Johnson Controls International PLC (Building Products)		46,022	1,753,898

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Kansas City Southern (Road & Rail)		5,146	$541,462
L3 Technologies, Inc. (Aerospace & Defense)		3,887	769,043
Lockheed Martin Corp. (Aerospace & Defense)		12,404	3,982,304
Masco Corp. (Building Products)		15,644	687,397
Nielsen Holdings PLC (Professional Svs.)		16,639	605,660
Norfolk Southern Corp. (Road & Rail)		14,231	2,062,072
Northrop Grumman Corp. (Aerospace & Defense)		8,657	2,656,920
PACCAR, Inc. (Machinery)		17,487	1,242,976
Parker-Hannifin Corp. (Machinery)		6,626	1,322,417
Pentair PLC (Machinery)		8,209	579,720
Quanta Services, Inc. (Construction & Engineering)	(a)	7,678	300,287
Raytheon Co. (Aerospace & Defense)		14,376	2,700,532
Republic Services, Inc. (Commercial Svs. & Supplies)		11,307	764,466
Robert Half International, Inc. (Professional Svs.)		6,249	347,069
Rockwell Automation, Inc. (Electrical Equip.)		6,390	1,254,676
Rockwell Collins, Inc. (Aerospace & Defense)		8,096	1,097,980
Roper Technologies, Inc. (Industrial Conglomerates)		5,091	1,318,569
Snap-on, Inc. (Machinery)		2,832	493,618
Southwest Airlines Co. (Airlines)		27,149	1,776,902
Stanley Black & Decker, Inc. (Machinery)		7,627	1,294,226
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	4,241	288,346
Textron, Inc. (Aerospace & Defense)		13,093	740,933
TransDigm Group, Inc. (Aerospace & Defense)		2,402	659,637
Union Pacific Corp. (Road & Rail)		39,145	5,249,344
United Continental Holdings, Inc. (Airlines)	(a)	12,525	844,185
United Parcel Service, Inc. Class B (Air Freight & Logistics)		34,167	4,070,998
United Rentals, Inc. (Trading Companies & Distributors)	(a)	4,203	722,538
United Technologies Corp. (Aerospace & Defense)		36,932	4,711,415
Verisk Analytics, Inc. (Professional Svs.)	(a)	7,730	742,080
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,577	608,816
Waste Management, Inc. (Commercial Svs. & Supplies)		19,867	1,714,522
Xylem, Inc. (Machinery)		8,928	608,890

			116,399,965

INFORMATION TECHNOLOGY – 23.6%
Accenture PLC Class A (IT Svs.)		30,731	4,704,609
Activision Blizzard, Inc. (Software)		37,600	2,380,832
Adobe Systems, Inc. (Software)	(a)	24,513	4,295,658
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	40,734	418,746
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	8,409	546,921
Alliance Data Systems Corp. (IT Svs.)		2,388	605,310
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	14,820	15,611,388
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	15,012	15,708,557
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		15,188	1,333,506
Analog Devices, Inc. (Semiconductors & Equip.)		18,332	1,632,098
ANSYS, Inc. (Software)	(a)	4,218	622,535
Apple, Inc. (Tech. Hardware, Storage & Periph.)		255,317	43,207,295
Applied Materials, Inc. (Semiconductors & Equip.)		53,035	2,711,149
Autodesk, Inc. (Software)	(a)	10,901	1,142,752
Automatic Data Processing, Inc. (IT Svs.)		22,055	2,584,625
Broadcom Ltd. (Semiconductors & Equip.)		20,219	5,194,261
CA, Inc. (Software)		15,603	519,268
Cadence Design Systems, Inc. (Software)	(a)	14,038	587,069
Cisco Systems, Inc. (Communications Equip.)		245,837	9,415,557
Citrix Systems, Inc. (Software)	(a)	7,124	626,912

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Cognizant Technology Solutions Corp. Class A (IT Svs.)		29,323	$2,082,519
Corning, Inc. (Electronic Equip., Instr. & Comp.)		43,222	1,382,672
CSRA, Inc. (IT Svs.)		8,133	243,339
DXC Technology Co. (IT Svs.)		14,186	1,346,251
eBay, Inc. (Internet Software & Svs.)	(a)	48,311	1,823,257
Electronic Arts, Inc. (Software)	(a)	15,313	1,608,784
F5 Networks, Inc. (Communications Equip.)	(a)	3,110	408,094
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	118,590	20,926,391
Fidelity National Information Services, Inc. (IT Svs.)		16,604	1,562,270
Fiserv, Inc. (IT Svs.)	(a)	10,365	1,359,162
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		6,877	320,606
Gartner, Inc. (IT Svs.)	(a)	4,506	554,914
Global Payments, Inc. (IT Svs.)		7,915	793,400
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		79,327	1,139,136
HP, Inc. (Tech. Hardware, Storage & Periph.)		83,065	1,745,196
Intel Corp. (Semiconductors & Equip.)		232,725	10,742,586
International Business Machines Corp. (IT Svs.)		42,815	6,568,677
Intuit, Inc. (Software)		12,078	1,905,667
Juniper Networks, Inc. (Communications Equip.)		18,636	531,126
KLA-Tencor Corp. (Semiconductors & Equip.)		7,788	818,285
Lam Research Corp. (Semiconductors & Equip.)		8,053	1,482,316
Mastercard, Inc. Class A (IT Svs.)		46,187	6,990,864
Microchip Technology, Inc. (Semiconductors & Equip.)		11,633	1,022,308
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	57,349	2,358,191
Microsoft Corp. (Software)		383,626	32,815,368
Motorola Solutions, Inc. (Communications Equip.)		8,064	728,502
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		13,417	742,228
NVIDIA Corp. (Semiconductors & Equip.)		30,135	5,831,123
Oracle Corp. (Software)		151,502	7,163,015
Paychex, Inc. (IT Svs.)		15,906	1,082,881
PayPal Holdings, Inc. (IT Svs.)	(a)	56,182	4,136,119
Qorvo, Inc. (Semiconductors & Equip.)	(a)	6,339	422,177
QUALCOMM, Inc. (Semiconductors & Equip.)		73,308	4,693,178
Red Hat, Inc. (Software)	(a)	8,800	1,056,880
salesforce.com, Inc. (Software)	(a)	34,122	3,488,292
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		14,371	601,283
Skyworks Solutions, Inc. (Semiconductors & Equip.)		9,138	867,653
Symantec Corp. (Software)		30,834	865,202
Synopsys, Inc. (Software)	(a)	7,471	636,828
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		17,489	1,662,155
Texas Instruments, Inc. (Semiconductors & Equip.)		49,009	5,118,500
Total System Services, Inc. (IT Svs.)		8,321	658,108
VeriSign, Inc. (Internet Software & Svs.)	(a)	4,211	481,907
Visa, Inc. (IT Svs.)		90,178	10,282,096
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		14,710	1,169,886
Western Union Co. / The (IT Svs.)		22,817	433,751
Xerox Corp. (Tech. Hardware, Storage & Periph.)		10,617	309,486
Xilinx, Inc. (Semiconductors & Equip.)		12,481	841,469

			269,653,146

MATERIALS – 3.0%
Air Products & Chemicals, Inc. (Chemicals)		10,840	1,778,627
Albemarle Corp. (Chemicals)		5,495	702,756
Avery Dennison Corp. (Containers & Packaging)		4,392	504,465
Ball Corp. (Containers & Packaging)		17,394	658,363

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
CF Industries Holdings, Inc. (Chemicals)		11,588	$492,954
DowDuPont, Inc. (Chemicals)		116,363	8,287,373
Eastman Chemical Co. (Chemicals)		7,146	662,005
Ecolab, Inc. (Chemicals)		12,932	1,735,216
FMC Corp. (Chemicals)		6,674	631,761
Freeport-McMoRan, Inc. (Metals & Mining)	(a)	66,950	1,269,372
International Flavors & Fragrances, Inc. (Chemicals)		3,925	598,994
International Paper Co. (Containers & Packaging)		20,536	1,189,856
LyondellBasell Industries N.V. Class A (Chemicals)		16,086	1,774,607
Martin Marietta Materials, Inc. (Construction Materials)		3,125	690,750
Monsanto Co. (Chemicals)		21,847	2,551,293
Mosaic Co. / The (Chemicals)		17,428	447,202
Newmont Mining Corp. (Metals & Mining)		26,523	995,143
Nucor Corp. (Metals & Mining)		15,811	1,005,263
Packaging Corp. of America (Containers & Packaging)		4,690	565,379
PPG Industries, Inc. (Chemicals)		12,656	1,478,474
Praxair, Inc. (Chemicals)		14,238	2,202,334
Sealed Air Corp. (Containers & Packaging)		8,987	443,059
Sherwin-Williams Co. / The (Chemicals)		4,092	1,677,884
Vulcan Materials Co. (Construction Materials)		6,580	844,675
WestRock Co. (Containers & Packaging)		12,664	800,491

			33,988,296

REAL ESTATE – 2.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,761	621,739
American Tower Corp. (Equity REIT)		21,326	3,042,580
Apartment Investment & Management Co. Class A (Equity REIT)		7,813	341,506
AvalonBay Communities, Inc. (Equity REIT)		6,867	1,225,142
Boston Properties, Inc. (Equity REIT)		7,671	997,460
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	15,023	650,646
Crown Castle International Corp. (Equity REIT)		20,203	2,242,735
Digital Realty Trust, Inc. (Equity REIT)		10,217	1,163,716
Duke Realty Corp. (Equity REIT)		17,733	482,515
Equinix, Inc. (Equity REIT)		3,890	1,763,026
Equity Residential (Equity REIT)		18,275	1,165,397
Essex Property Trust, Inc. (Equity REIT)		3,284	792,659
Extra Space Storage, Inc. (Equity REIT)		6,259	547,350
Federal Realty Investment Trust (Equity REIT)		3,606	478,913
GGP, Inc. (Equity REIT)		31,051	726,283
HCP, Inc. (Equity REIT)		23,327	608,368
Host Hotels & Resorts, Inc. (Equity REIT)		36,807	730,619
Iron Mountain, Inc. (Equity REIT)		13,995	528,031
Kimco Realty Corp. (Equity REIT)		21,196	384,707
Macerich Co. / The (Equity REIT)		5,380	353,358
Mid-America Apartment Communities, Inc. (Equity REIT)		5,650	568,164
Prologis, Inc. (Equity REIT)		26,459	1,706,870
Public Storage (Equity REIT)		7,443	1,555,587
Realty Income Corp. (Equity REIT)		14,017	799,249
Regency Centers Corp. (Equity REIT)		7,354	508,750
SBA Communications Corp. (Equity REIT)	(a)	5,845	954,839
Simon Property Group, Inc. (Equity REIT)		15,458	2,654,757
SL Green Realty Corp. (Equity REIT)		4,884	492,942

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
UDR, Inc. (Equity REIT)		13,301	$512,355
Ventas, Inc. (Equity REIT)		17,712	1,062,897
Vornado Realty Trust (Equity REIT)		8,576	670,472
Welltower, Inc. (Equity REIT)		18,419	1,174,580
Weyerhaeuser Co. (Equity REIT)		37,537	1,323,555

			32,831,767

TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc. (Diversified Telecom. Svs.)		305,329	11,871,192
CenturyLink, Inc. (Diversified Telecom. Svs.)		48,380	806,978
Verizon Communications, Inc. (Diversified Telecom. Svs.)		202,858	10,737,274

			23,415,444

UTILITIES – 2.9%
AES Corp. (Ind. Power & Renewable Elec.)		32,859	355,863
Alliant Energy Corp. (Electric Utilities)		11,484	489,333
Ameren Corp. (Multi-Utilities)		12,068	711,891
American Electric Power Co., Inc. (Electric Utilities)		24,457	1,799,301
American Water Works Co., Inc. (Water Utilities)		8,869	811,425
CenterPoint Energy, Inc. (Multi-Utilities)		21,435	607,897
CMS Energy Corp. (Multi-Utilities)		14,026	663,430
Consolidated Edison, Inc. (Multi-Utilities)		15,417	1,309,674
Dominion Energy, Inc. (Multi-Utilities)		31,998	2,593,758
DTE Energy Co. (Multi-Utilities)		8,921	976,493
Duke Energy Corp. (Electric Utilities)		34,800	2,927,028
Edison International (Electric Utilities)		16,204	1,024,741
Entergy Corp. (Electric Utilities)		8,967	729,824
Eversource Energy (Electric Utilities)		15,760	995,717
Exelon Corp. (Electric Utilities)		47,744	1,881,591
FirstEnergy Corp. (Electric Utilities)		22,128	677,559
NextEra Energy, Inc. (Electric Utilities)		23,390	3,653,284
NiSource, Inc. (Multi-Utilities)		16,730	429,459
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		14,976	426,516
PG&E Corp. (Electric Utilities)		25,505	1,143,389
Pinnacle West Capital Corp. (Electric Utilities)		5,548	472,579
PPL Corp. (Electric Utilities)		33,980	1,051,681
Public Service Enterprise Group, Inc. (Multi-Utilities)		25,164	1,295,946
SCANA Corp. (Multi-Utilities)		7,106	282,677
Sempra Energy (Multi-Utilities)		12,485	1,334,896
Southern Co. / The (Electric Utilities)		49,909	2,400,124
WEC Energy Group, Inc. (Multi-Utilities)		15,693	1,042,486
Xcel Energy, Inc. (Electric Utilities)		25,252	1,214,874

			33,303,436

Total Common Stocks (Cost $828,446,722)			$1,134,039,233

Money Market Funds – 0.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		6,075,691	$6,075,084

Total Money Market Funds (Cost $6,075,411)			$6,075,084

Total Investments – 99.6% (Cost $834,522,133)	(b)		$1,140,114,317
Other Assets in Excess of Liabilities – 0.4%	(c)		4,041,063

Net Assets – 100.0%			$1,144,155,380

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $238,500 of cash pledged as collateral for the futures contracts outstanding at December 31, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

52

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Open Futures Contracts	December 31, 2017

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	53	March 16, 2018	$7,107,828	$7,091,400	$(16,428)	$3,610

The accompanying notes are an integral part of these financial statements.

53

Ohio National Fund, Inc.	Strategic Value Portfolio (Unaudited)

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

Performance as of December 31, 2017

Average Annual returns
One year	14.62%
Five years	12.50%
Ten years	7.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Strategic Value Portfolio returned 14.62% versus 15.44% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The “risk-on” trade was the dominant theme for the year, as the S&P 500 reached new highs, providing its best year since 2013. Accordingly, low yield and high beta stocks notably outperformed for the year. The DJSDI only had a 19% exposure to the lowest performing, top quintile of yield, versus the Portfolio, which had a 51% exposure, detracting from relative performance. Additionally, the DJSDI had an average weight of 18% in the top performing, highest quintile of beta versus a 4% weight in the Portfolio, further detracting from the Portfolio’s relative performance. In the Portfolio’s favor, high market cap outperformed small market cap in the period. The strategy benefited accordingly, as its mega/large cap tilt added to relative performance versus the mid-cap tilted DJSDI. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The strategy focuses on the dividend-rich segments of the economy, such as Consumer Staples, Health Care, Telecommunication Services and Utilities. Therefore, the strategy has a natural avoidance to the cyclical sectors that afford limited dividend growth opportunities. The strategy has limited, or zero, exposure to Industrial, Information

Technology, Materials, and Consumer Discretionary sectors. Further, the DJSDI has an outsized average weight in the Utilities sector, which creates notable dispersion if the sector greatly underperforms or outperforms in the period. (1)

The Portfolio’s top contributor to relative performance for the year was security selection in Health Care. This outperformance was primarily driven by non-index name, Abbvie, Inc. The Portfolio’s underweight in Financials further contributed to relative performance, as the sector was a laggard for the year. (1)

The primary drivers of the Portfolio’s slight underperformance was the Portfolio’s underweights in Industrials and Materials, which were the best performing sectors in the benchmark. The Portfolio had little, or zero, exposure to these cyclical sectors due to the lack of reliable dividend growth and yield opportunities. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. AbbVie, Inc., a key contributor, was bolstered by the Humira patent challenge denial and pipeline drug success in multiple phase 3 trials. Vodafone Group PLC shares gained after reporting strong operating results for fiscal year 2017 and gave solid Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Free Cash Flow (“FCF”) guidance for fiscal year 2018. Crown Castle International Corp. reported strong earnings during the year and 2018 guidance projected robust growth. (1)

Lockheed Martin Corp. and Caterpillar, Inc. were key detractors from a benchmark-relative basis, as the Portfolio had no exposure to these specific stocks and minimal exposure to Industrials overall due to the lack of reliable dividend growth and yield opportunities. CME Group, Inc., another high-performing stock in the benchmark, was also not represented in the Portfolio due to its uncertain regulatory and business outlook. Holdings in the Portfolio that were key detractors were PPL Corp., Omega Healthcare Investors, Inc., and AT&T, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

54	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Verizon Communications, Inc.	5.3
2. Vodafone Group PLC – ADR	5.1
3. AT&T, Inc.	5.0
4. Altria Group, Inc.	4.9
5. BCE, Inc.	4.4
6. Philip Morris International, Inc.	4.2
7. Coca-Cola Co. / The	4.2
8. Duke Energy Corp.	3.9
9. Exxon Mobil Corp.	3.5
10. Chevron Corp.	3.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	21.6
Telecommunication Services	19.7
Utilities	15.9
Energy	14.9
Health Care	11.3
Real Estate	9.5
Financials	2.9
Industrials	1.3
Information Technology	0.7

97.8

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 97.8%		Shares	Value
CONSUMER STAPLES – 21.6%
Altria Group, Inc. (Tobacco)		407,070	$29,068,868
British American Tobacco PLC (Tobacco)	(a)	117,650	7,953,000
Coca-Cola Co. / The (Beverages)		550,950	25,277,586
General Mills, Inc. (Food Products)		158,800	9,415,252
Imperial Brands PLC (Tobacco)	(a)	181,725	7,751,414
Kimberly-Clark Corp. (Household Products)		76,600	9,242,556
PepsiCo, Inc. (Beverages)		26,650	3,195,868
Philip Morris International, Inc. (Tobacco)		239,920	25,347,548
Procter & Gamble Co. / The (Household Products)		129,065	11,858,492

			129,110,584

ENERGY – 14.9%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	2,543,200	17,841,283
Chevron Corp. (Oil, Gas & Consumable Fuels)		159,905	20,018,507
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		250,325	20,937,183
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		229,775	16,925,226
TOTAL SA (Oil, Gas & Consumable Fuels)	(a)	242,975	13,412,191

			89,134,390

FINANCIALS – 2.9%
Canadian Imperial Bank of Commerce (Banks)		69,625	6,787,468
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	(a)	47,625	10,284,607

			17,072,075

HEALTH CARE – 11.3%
AbbVie, Inc. (Biotechnology)		122,250	11,822,798
AstraZeneca PLC (Pharmaceuticals)	(a)	239,205	16,506,494
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	872,831	15,457,140
Merck & Co., Inc. (Pharmaceuticals)		224,775	12,648,089
Sanofi (Pharmaceuticals)	(a)	125,211	10,779,656

			67,214,177

INDUSTRIALS – 1.3%
United Parcel Service, Inc. Class B (Air Freight & Logistics)		67,250	8,012,838

INFORMATION TECHNOLOGY – 0.7%
Paychex, Inc. (IT Svs.)		60,450	4,115,436

REAL ESTATE – 9.5%
Crown Castle International Corp. (Equity REIT)		176,600	19,604,366

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Digital Realty Trust, Inc. (Equity REIT)		49,670	$5,657,413
National Retail Properties, Inc. (Equity REIT)		116,000	5,003,080
Omega Healthcare Investors, Inc. (Equity REIT)		101,550	2,796,687
Public Storage (Equity REIT)		21,525	4,498,725
Realty Income Corp. (Equity REIT)		73,800	4,208,076
Ventas, Inc. (Equity REIT)		159,330	9,561,393
Welltower, Inc. (Equity REIT)		78,800	5,025,076

			56,354,816

TELECOMMUNICATION SERVICES – 19.7%
AT&T, Inc. (Diversified Telecom. Svs.)		765,848	29,776,170
BCE, Inc. (Diversified Telecom. Svs.)		544,505	26,155,300
Verizon Communications, Inc. (Diversified Telecom. Svs.)		595,951	31,543,687
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		950,868	30,332,689

			117,807,846

UTILITIES – 15.9%
American Electric Power Co., Inc. (Electric Utilities)		46,100	3,391,577
Dominion Energy, Inc. (Multi-Utilities)		244,425	19,813,091
Duke Energy Corp. (Electric Utilities)		276,931	23,292,666
National Grid PLC (Multi-Utilities)	(a)	1,455,850	17,162,325
PPL Corp. (Electric Utilities)		434,925	13,460,929
Public Service Enterprise Group, Inc. (Multi-Utilities)		172,100	8,863,150
Southern Co. / The (Electric Utilities)		181,860	8,745,647

			94,729,385

Total Common Stocks (Cost $543,573,620)			$583,551,547

Money Market Funds – 1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		9,208,913	$9,207,992

Total Money Market Funds (Cost $9,209,352)			$9,207,992

Total Investments – 99.3% (Cost $552,782,972)	(b)		$592,759,539
Other Assets in Excess of Liabilities – 0.7%			3,905,382

Net Assets – 100.0%			$596,664,921

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $117,148,110 or 19.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

56

Ohio National Fund, Inc.	High Income Bond Portfolio (Unaudited)

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2017

Average Annual returns
One year	6.96%
Five years	5.48%
Ten years	7.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.81% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the High Income Bond Portfolio returned 6.96% versus 7.50% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Within the high-yield market, major industry sectors that substantially outperformed the overall benchmark included pharmaceuticals, transportation services, banking, electric utilities and diversified manufacturing. Major industry sectors that substantially underperformed the overall benchmark included wireline telecommunications, retail, consumer products, wireless telecommunications, and media and entertainment. The Portfolio was overweight the strong performing CCC-rated credit universe, aiding performance, although the impact was muted as the Portfolio’s CCC-rated holdings tended to have lower yields than the benchmark’s CCC-rated holdings. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. The Portfolio was positively impacted by its sector allocation during the period under review. This was mainly a result of its substantial underweight to the poor performing wireline telecommunications industry sector. This was partially offset by the Portfolio’s cash holdings and its underweight to the strong performing banking sector. An overweight to the strong performing pharmaceutical sector and an underweight to the poor performing retail sector helped to offset some of the poor security selection in these two sectors. (1)

The Portfolio was negatively impacted by its security selection during the period. This was especially true in the retail, consumer products, pharmaceutical, midstream (oil and gas), and chemicals sectors. The Portfolio was positively impacted by security selection in the healthcare, cable & satellite, automotive, wireless telecommunications, packaging, metals and the media & entertainment sectors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Intelsat Jackson Holdings SA, a global operator of satellites and key contributor to performance, rallied strongly early in the year in response to a recapitalization proposal from OneWeb that was supported by Softbank Group Corp. The Portfolio took the opportunity to sell its most subordinated securities into the rally. (1)

Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, a global diagnostics company, outperformed the market as its operations stabilized after a somewhat rough start subsequent to its leveraged buyout from Johnson & Johnson. (1)

Valeant Pharmaceutical International, Inc., a diversified pharmaceutical company, rallied off of depressed levels as operations met expectations and the company was able to successfully sell assets to pay down debt. (1)

FGI Operating Co. LLC / FGI Financing, Inc., a firearms manufacturer and key detractor, underperformed as a result of volatile sales related to the Presidential election and poor working capital management. (1)

PetSmart, Inc., a leading pet retailer, underperformed based on disappointing results driven by increased competition from online retailers. (1)

Mallinckrodt International Finance SA / Mallinckrodt CB LLC, a pharmaceutical company, underperformed the market because of negative sentiment on the sector and questions about some of its most profitable drugs. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

57	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Corporate Bonds (4)	94.6
Exchange Traded Funds	0.8
Money Market Funds and Other Net Assets	4.6

100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.625%, 05/15/2022	0.9
2. Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025	0.9
3. Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.8
4. Platform Specialty Products Corp. 6.500%, 02/01/2022	0.7
5. MPH Acquisition Holdings LLC 7.125%, 06/01/2024	0.7
6. SFR Group SA 7.375%, 05/01/2026	0.7
7. Sprint Corp. 7.625%, 02/15/2025	0.6
8. First Data Corp. 5.750%, 01/15/2024	0.6
9. Park Aerospace Holdings Ltd. 5.500%, 02/15/2024	0.6
10. Post Holdings, Inc. 5.000%, 08/15/2026	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	24.4
Health Care	14.8
Energy	11.7
Materials	10.7
Information Technology	9.2
Industrials	8.0
Financials	4.7
Telecommunication Services	4.1
Utilities	3.5
Consumer Staples	3.2
Real Estate	0.3

94.6

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2017

Corporate Bonds – 94.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 24.4%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.250%	05/15/2024	$250,000	$249,375
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	1,475,000	1,486,062
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	1,100,000	803,000
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	950,000	976,125
Altice U.S. Finance I Corp. (Media)	(a)	5.375%	07/15/2023	375,000	384,375
AMC Entertainment Holdings, Inc. (Media)		5.875%	11/15/2026	250,000	246,875
AMC Entertainment Holdings, Inc. (Media)		6.125%	05/15/2027	125,000	124,063
AMC Networks, Inc. (Media)		5.000%	04/01/2024	800,000	810,000
AMC Networks, Inc. (Media)		4.750%	08/01/2025	450,000	446,062
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	125,000	129,688
American Axle & Manufacturing, Inc. (Auto Components)	(a)	6.500%	04/01/2027	825,000	873,469
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	550,000	577,225
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	300,000	316,890
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	380,625
Ardonagh Midco 3 PLC (Hotels, Restaurants & Leisure)	(a)	8.625%	07/15/2023	850,000	879,750
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	525,000	556,500
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	650,000	700,375
Cablevision Systems Corp. (Media)		5.875%	09/15/2022	825,000	812,625
Caesars Resort Collection LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	1,625,000	1,641,737
CBS Radio, Inc. (Media)	(a)	7.250%	11/01/2024	600,000	632,625
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.250%	09/30/2022	300,000	307,500
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	153,375
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	333,125
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,313,250
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	05/01/2025	175,000	180,306
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	1,750,000	1,723,750
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	250,000	256,875
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	850,000	826,625
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	391,875
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2027	100,000	105,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	750,000	750,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	100,000	100,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	7.750%	07/15/2025	1,175,000	1,257,250
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	825,000	838,406
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	277,750
CSC Holdings LLC (Media)		5.250%	06/01/2024	975,000	955,500
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,122,000
Dana Financing Luxembourg Sarl (Auto Components)	(a)	5.750%	04/15/2025	175,000	184,406
Dana Financing Luxembourg Sarl (Auto Components)	(a)	6.500%	06/01/2026	800,000	867,000
DISH DBS Corp. (Media)		5.875%	07/15/2022	950,000	954,750
DISH DBS Corp. (Media)		5.875%	11/15/2024	1,200,000	1,167,000
DISH DBS Corp. (Media)		7.750%	07/01/2026	300,000	315,375
E.W. Scripps Co. / The (Media)	(a)	5.125%	05/15/2025	175,000	174,125
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	522,500
EMI Music Publishing Group North America Holdings, Inc. (Media)	(a)	7.625%	06/15/2024	800,000	880,000
FGI Operating Co. LLC / FGI Finance, Inc. (Acquired 04/16/2012 through 11/04/2013, Cost $483,085) (Leisure Products)	(b)	7.875%	05/01/2020	475,000	104,500
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	1,550,000	1,584,875
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	150,000	160,125
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	125,000	134,063
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	313,017
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	200,000	206,220
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	325,000	332,719
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	249,375
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	825,000	845,625
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	475,000	486,875
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.250%	09/01/2024	150,000	151,500
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)		4.625%	04/01/2025	375,000	385,313
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	500,500
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500 PIK	09/15/2026	1,125,000	1,141,875
Intelsat Jackson Holdings SA (Media)		7.500%	04/01/2021	1,525,000	1,387,750
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	449,625
Intelsat Jackson Holdings SA (Media)	(a)	8.000%	02/15/2024	675,000	710,437
Intelsat Jackson Holdings SA (Media)	(a)	9.750%	07/15/2025	350,000	336,875
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	9.000%	04/01/2022	341,000	353,788
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	06/01/2024	150,000	154,688

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	$300,000	$315,750
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	650,000	664,625
Lamar Media Corp. (Media)		5.375%	01/15/2024	275,000	287,375
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	364,000
Live Nation Entertainment, Inc. (Media)	(a)	4.875%	11/01/2024	250,000	256,250
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	50,000	53,250
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	150,000	162,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	225,000	256,500
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,425,000	1,439,250
Michaels Stores, Inc. (Specialty Retail)	(a)	5.875%	12/15/2020	1,275,000	1,292,531
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	925,000	948,125
Nexstar Broadcasting, Inc. (Media)	(a)	6.125%	02/15/2022	475,000	491,625
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	1,025,000	1,058,312
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(a)	5.000%	04/15/2022	1,250,000	1,285,937
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	300,000	307,500
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	300,000	317,250
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	975,000	1,006,687
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	375,000	389,062
PetSmart, Inc. (Specialty Retail)	(a)	7.125%	03/15/2023	1,600,000	948,000
PetSmart, Inc. (Specialty Retail)	(a)	8.875%	06/01/2025	325,000	195,813
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	1,075,000	1,150,250
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	563,750
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	750,000	744,375
RSI Home Products, Inc. (Household Durables)	(a)	6.500%	03/15/2023	975,000	1,021,312
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	875,000	870,625
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2021	1,400,000	1,421,000
Seminole Tribe of Florida, Inc. (Hotels, Restaurants & Leisure)	(a)	7.804%	10/01/2020	400,000	404,000
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	454,401
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)	(a)	5.125%	11/15/2024	700,000	708,750
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	324,750
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	875,000	902,344
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	750,000	780,000
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	247,813
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	1,175,000	1,199,969
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	275,000	290,813
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	150,000	156,188
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	751,281
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	250,000	250,625
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	07/31/2024	350,000	355,250
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	1,475,000	1,526,625
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	380,000	387,600
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	650,000	653,250
Sugarhouse HSP Gaming Prop. Mezz LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	600,000	570,000
TEGNA, Inc. (Media)		6.375%	10/15/2023	700,000	733,250
TEGNA, Inc. (Media)	(a)	5.500%	09/15/2024	225,000	235,969
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	1,200,000	1,197,000
Tenneco, Inc. (Auto Components)		5.000%	07/15/2026	100,000	102,500
TI Group Automotive Systems LLC (Auto Components)	(a)	8.750%	07/15/2023	362,000	388,245
Tribune Media Co. (Media)		5.875%	07/15/2022	1,225,000	1,258,687
Unitymedia GmbH (Media)	(a)	6.125%	01/15/2025	975,000	1,028,625
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	204,500
Urban One, Inc. (Acquired 01/29/2014 through 03/06/2014, Cost $659,220) (Media)	(a)(b)	9.250%	02/15/2020	650,000	611,000
Urban One, Inc. (Media)	(a)	7.375%	04/15/2022	625,000	623,437
Virgin Media Finance PLC (Media)	(a)	6.375%	04/15/2023	475,000	489,844
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	821,000
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	400,000	408,000
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	429,250
Virgin Media Secured Finance PLC (Media)	(a)	5.500%	08/15/2026	200,000	205,000
WMG Acquisition Corp. (Media)	(a)	5.000%	08/01/2023	75,000	77,625
WMG Acquisition Corp. (Media)	(a)	4.875%	11/01/2024	200,000	206,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(a)	5.250%	05/15/2027	325,000	329,469
ZF North America Capital, Inc. (Auto Components)	(a)	4.750%	04/29/2025	191,000	202,221
Ziggo Bond Finance BV (Media)	(a)	6.000%	01/15/2027	775,000	755,625
Ziggo Secured Finance BV (Media)	(a)	5.500%	01/15/2027	925,000	923,844

					77,980,838

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES – 3.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC (Food & Staples Retailing)		6.625%	06/15/2024	$1,025,000	$978,875
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC (Food & Staples Retailing)		5.750%	03/15/2025	525,000	473,812
First Quality Finance Co., Inc. (Personal Products)	(a)	4.625%	05/15/2021	1,450,000	1,460,875
First Quality Finance Co., Inc. (Personal Products)	(a)	5.000%	07/01/2025	100,000	102,000
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(a)	6.500%	05/01/2022	850,000	868,062
Lamb Weston Holdings, Inc. (Food Products)	(a)	4.875%	11/01/2026	500,000	522,500
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	77,438
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		5.875%	01/15/2024	250,000	264,375
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	2,000,000	1,967,500
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	559,625
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	350,000	351,313
Rite Aid Corp. (Food & Staples Retailing)	(a)	6.125%	04/01/2023	550,000	496,375
Spectrum Brands, Inc. (Household Products)		6.125%	12/15/2024	175,000	185,281
Spectrum Brands, Inc. (Household Products)		5.750%	07/15/2025	400,000	421,000
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	1,550,000	1,627,500

					10,356,531

ENERGY – 11.7%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.500%	05/01/2025	625,000	664,062
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	10/15/2019	50,000	51,901
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	28,000	29,707
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	150,000	162,750
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	275,000	289,218
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	900,000	927,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/01/2025	1,050,000	1,071,000
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	10.000%	04/01/2022	775,000	831,187
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	614,000	632,420
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	375,000	382,031
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	103,750
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	494,437
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		7.000%	06/30/2024	550,000	625,969
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	575,000	623,156
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.125%	06/30/2027	225,000	232,740
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	5.250%	10/01/2025	1,150,000	1,170,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	275,000	265,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	345,000	372,169
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	50,000	46,250
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	01/15/2025	175,000	176,531
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	06/15/2027	750,000	720,000
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	475,000	484,500
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	975,000	979,875
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,250,000	1,287,500
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		4.750%	11/01/2024	125,000	125,469
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.500%	01/30/2026	50,000	50,875
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	300,000	308,100
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,275,000	1,341,937
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)		8.500%	11/01/2021	1,025,000	1,091,625
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	150,000	81,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	500,000	516,250
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	275,000	280,500
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	450,000	450,000
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	276,375
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	01/15/2026	125,000	125,938
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	1,025,000	1,068,562
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	150,000	151,500
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	491,767
MPLX LP (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	617,448
NGPL PipeCo, LLC (Oil, Gas & Consumable Fuels)	(a)	4.875%	08/15/2027	100,000	103,750
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	800,000	814,000
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	800,000	821,000
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	06/01/2024	100,000	105,250
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	01/15/2025	175,000	176,750
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	175,000	175,438
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	475,000	485,687
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	350,000	362,250
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	05/15/2026	225,000	230,625
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	03/31/2022	125,000	129,688

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	03/31/2025	$475,000	$494,000
Precision Drilling Corp. (Energy Equip. & Svs.)		6.500%	12/15/2021	34,000	34,638
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	475,000	498,750
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	250,000	255,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	126,483
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	250,000	253,438
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	175,000	174,125
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	579,000
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	325,000	340,844
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	350,000	358,750
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	75,000	76,875
SESI LLC (Energy Equip. & Svs.)	(a)	7.750%	09/15/2024	850,000	903,125
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	375,000	361,641
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	25,000	24,250
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	400,000	412,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.100%	03/15/2022	400,000	394,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.500%	04/01/2026	100,000	106,250
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.750%	10/01/2027	725,000	773,937
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	12/01/2025	575,000	587,937
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	1,400,000	1,400,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	352,937
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	153,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	1,025,000	1,051,906
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	01/15/2028	600,000	598,500
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	150,000	150,375
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	400,000	399,000
Weatherford International LLC (Energy Equip. & Svs.)		6.800%	06/15/2037	500,000	415,000
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	475,000	479,750
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	425,000	357,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	600,000	615,750
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	6.625%	01/15/2026	250,000	255,000
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		4.550%	06/24/2024	250,000	259,375
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		6.000%	01/15/2022	450,000	470,250
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		8.250%	08/01/2023	200,000	227,000
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	09/15/2024	250,000	249,138

					37,194,836

FINANCIALS – 4.7%
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	7.000%	11/15/2025	775,000	746,914
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	875,000	892,500
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	50,000	52,500
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	1,775,000	1,934,750
Alpha 3 BV / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	800,000	820,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	975,000	970,125
BCD Acquisition, Inc. (Diversified Financial Svs.)	(a)	9.625%	09/15/2023	675,000	740,812
HUB International Ltd. (Insurance)	(a)	7.875%	10/01/2021	1,575,000	1,639,969
MSCI, Inc. (Capital Markets)	(a)	5.250%	11/15/2024	150,000	158,063
MSCI, Inc. (Capital Markets)	(a)	5.750%	08/15/2025	325,000	348,969
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	325,000	324,188
Navient Corp. (Consumer Finance)		7.250%	09/25/2023	275,000	292,875
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	775,000	784,687
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	1,050,000	1,042,125
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	1,050,000	1,057,875
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,550,000	1,604,265
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	370,200
USIS Merger Sub, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,075,000	1,085,750

					14,866,567

HEALTH CARE – 14.8%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	1,350,000	1,370,250
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	416,000
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	1,200,000	1,152,000
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	325,000	323,781
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	750,000	738,750
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	270,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,175,000	675,625

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	$650,000	$585,000
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(c)	7.625%, 8.375 PIK	05/15/2022	400,000	407,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	475,000	372,875
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,425,000	1,104,375
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	07/01/2022	925,000	897,250
Envision Healthcare Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	375,000	378,750
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	12/01/2024	900,000	927,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	293,563
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	1,525,000	1,586,000
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,242,000
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	1,775,000	1,877,062
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	1,425,000	1,506,937
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	4.375%	10/15/2025	125,000	126,875
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	2,425,000	2,449,250
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	250,000	255,000
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.375%	05/01/2024	450,000	446,625
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	475,000	372,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,350,000	1,147,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	700,000	570,500
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	5.250%	12/01/2023	125,000	127,188
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	2,150,000	2,289,750
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	2,750,000	2,763,750
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(c)	8.500%, 9.250 PIK	12/01/2022	775,000	804,062
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	1,100,000	1,119,250
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,000,000	1,036,250
Quintiles IMS, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	475,000	486,875
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	900,000	938,250
Sterigenics-Nordion Topco LLC (Health Care Equip. & Supplies)	(a)(c)	8.125%, 8.875 PIK	11/01/2021	1,550,000	1,565,500
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	950,000	897,750
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,925,000	1,718,062
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	286,688
Teleflex, Inc. (Health Care Equip. & Supplies)		4.875%	06/01/2026	100,000	103,250
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	275,000	277,351
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	351,750
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	250,000	249,375
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	01/01/2022	225,000	236,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	1,525,000	1,479,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.625%	07/15/2024	350,000	341,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	05/01/2025	750,000	731,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.000%	08/01/2025	225,000	211,500
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.625%	12/01/2021	100,000	97,750
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	6.500%	03/15/2022	125,000	131,250
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.250%	07/15/2022	475,000	480,344
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	350,000	320,250
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.875%	05/15/2023	900,000	833,625
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	350,000	374,500
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	3,000,000	2,745,000
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	275,000	279,813
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	525,000	547,155
Vizient, Inc. (Health Care Providers & Svs.)	(a)	10.375%	03/01/2024	1,075,000	1,209,375
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	600,000	601,500

					47,128,006

INDUSTRIALS – 8.0%
Allison Transmission, Inc. (Machinery)	(a)	5.000%	10/01/2024	250,000	257,813
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.625%	04/15/2021	340,000	345,950
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	52,625
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	6.375%	04/01/2024	400,000	416,120
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	5.250%	03/15/2025	625,000	618,750
Beacon Escrow Corp. (Trading Companies & Distributors)	(a)	4.875%	11/01/2025	350,000	351,313
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	325,000	329,875
Engility Corp. (Aerospace & Defense)		8.875%	09/01/2024	575,000	614,531
GW Honos Security Corp. (Commercial Svs. & Supplies)	(a)	8.750%	05/15/2025	700,000	752,500
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.750%	04/15/2024	525,000	557,812
Hertz Corp. / The (Road & Rail)	(a)	7.625%	06/01/2022	450,000	471,375
Hertz Corp. / The (Road & Rail)	(a)	5.500%	10/15/2024	725,000	654,312
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	1,500,000	1,496,250
Jeld-Wen, Inc. (Building Products)	(a)	4.625%	12/15/2025	125,000	125,938
Jeld-Wen, Inc. (Building Products)	(a)	4.875%	12/15/2027	125,000	126,250

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
JPW Industries Holding Corp. (Machinery)	(a)	9.000%	10/01/2024	$450,000	$470,250
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	575,000	589,375
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	325,000	339,723
Matthews International Corp. (Commercial Svs. & Supplies)	(a)	5.250%	12/01/2025	325,000	328,250
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	950,000	991,562
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	4.875%	11/01/2025	300,000	301,125
NCI Building Systems, Inc. (Building Products)	(a)	8.250%	01/15/2023	375,000	397,500
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.500%	10/01/2021	625,000	642,187
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	300,000	311,250
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.250%	08/15/2022	175,000	173,906
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	4.500%	03/15/2023	200,000	191,000
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	2,000,000	1,985,000
Ply Gem Industries, Inc. (Building Products)		6.500%	02/01/2022	900,000	929,250
Ritchie Bros. Auctioneers, Inc. (Commercial Svs. & Supplies)	(a)	5.375%	01/15/2025	225,000	232,313
Sensata Technologies BV (Electrical Equip.)	(a)	5.625%	11/01/2024	225,000	247,219
Sensata Technologies BV (Electrical Equip.)	(a)	5.000%	10/01/2025	100,000	105,750
Sensata Technologies U.K. Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	225,000	244,688
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,350,000	1,373,625
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	700,000	701,750
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	278,438
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	562,375
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	775,000	794,375
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	357,875
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	861,687
Trident Merger Sub, Inc. (Machinery)	(a)	6.625%	11/01/2025	650,000	648,375
U.S.G. Corp. (Building Products)	(a)	4.875%	06/01/2027	450,000	466,447
United Rentals North America, Inc. (Trading Companies & Distributors)		4.625%	07/15/2023	225,000	232,621
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	07/15/2025	300,000	318,000
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	325,000	347,750
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	350,000	368,375
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	775,000	778,875
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	435,625
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	1,050,000	1,078,875
Wrangler Buyer Corp. (Commercial Svs. & Supplies)	(a)	6.000%	10/01/2025	325,000	334,750

					25,591,580

INFORMATION TECHNOLOGY – 9.2%
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.500%	03/01/2023	325,000	349,879
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.250%	07/15/2024	950,000	978,500
BMC Software Finance, Inc. (Software)	(a)	8.125%	07/15/2021	1,475,000	1,484,219
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2023	550,000	568,563
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	575,000	625,313
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2025	100,000	103,500
CommScope Technologies LLC (Communications Equip.)	(a)	6.000%	06/15/2025	325,000	345,313
CommScope Technologies LLC (Communications Equip.)	(a)	5.000%	03/15/2027	200,000	200,000
CommScope, Inc. (Communications Equip.)	(a)	5.500%	06/15/2024	375,000	390,000
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	1,375,000	1,505,438
Entegris, Inc. (Semiconductors & Equip.)	(a)	4.625%	02/10/2026	900,000	913,500
First Data Corp. (IT Svs.)	(a)	5.375%	08/15/2023	300,000	312,270
First Data Corp. (IT Svs.)	(a)	7.000%	12/01/2023	675,000	713,812
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	800,000	823,000
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,925,000	1,999,112
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	350,000	365,750
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(a)(c)	7.125%, 7.875 PIK	05/01/2021	1,675,000	1,712,687
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,675,000	1,733,625
Informatica LLC (Software)	(a)	7.125%	07/15/2023	1,100,000	1,124,750
Match Group, Inc. (Internet Software & Svs.)	(a)	5.000%	12/15/2027	675,000	685,125
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	479,156
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	457,875
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	235,688
Nuance Communications, Inc. (Software)	(a)	5.375%	08/15/2020	364,000	369,005
Nuance Communications, Inc. (Software)		6.000%	07/01/2024	300,000	321,750
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	975,000	1,015,219
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	8.625%	11/15/2024	1,550,000	1,654,625
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	1,025,000	967,344
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,100,000	1,152,250
Sabre GLBL, Inc. (IT Svs.)	(a)	5.375%	04/15/2023	450,000	463,500
Solera LLC / Solera Finance, Inc. (Software)	(a)	10.500%	03/01/2024	1,375,000	1,546,847
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	1,025,000	1,083,937
SS&C Technologies Holdings, Inc. (Software)		5.875%	07/15/2023	450,000	474,750
Symantec Corp. (Software)	(a)	5.000%	04/15/2025	400,000	416,000

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	$600,000	$615,000
Vantiv LLC / Vanity Issuer Corp. (IT Svs.)	(a)	4.375%	11/15/2025	200,000	202,536
VeriSign, Inc. (Internet Software & Svs.)		4.750%	07/15/2027	200,000	204,500
Versum Materials, Inc. (Semiconductors & Equip.)	(a)	5.500%	09/30/2024	700,000	749,000

					29,343,338

MATERIALS – 10.7%
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	125,000	143,906
ARD Finance SA (Containers & Packaging)	(c)	7.125%, 7.875 PIK	09/15/2023	1,250,000	1,306,250
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	06/30/2021	150,000	153,938
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	4.625%	05/15/2023	200,000	204,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	7.250%	05/15/2024	1,625,000	1,769,219
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	400,000	421,000
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	125,000	135,938
Berry Global, Inc. (Containers & Packaging)		5.500%	05/15/2022	1,325,000	1,364,750
Berry Global, Inc. (Containers & Packaging)		6.000%	10/15/2022	75,000	78,563
Berry Global, Inc. (Containers & Packaging)		5.125%	07/15/2023	1,025,000	1,066,000
BWAY Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	900,000	936,000
BWAY Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,875,000	1,935,937
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	642,687
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	625,000	628,125
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	675,000	666,562
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	1,000,000	985,000
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,850,000	1,915,860
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	1,175,000	1,169,125
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	1,350,000	1,373,625
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	1,125,000	1,009,687
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	225,000	238,500
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	425,000	465,375
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	275,000	286,000
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	400,000	424,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	242,438
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	325,000	342,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	670,500
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	254,812
Platform Specialty Products Corp. (Chemicals)	(a)	6.500%	02/01/2022	2,300,000	2,377,625
Platform Specialty Products Corp. (Chemicals)	(a)	5.875%	12/01/2025	225,000	223,313
PQ Corp. (Chemicals)	(a)	6.750%	11/15/2022	450,000	480,375
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	100,000	101,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,284,068	1,303,329
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(a)	7.000%	07/15/2024	1,125,000	1,204,875
Scotts Miracle-Gro Co. / The (Chemicals)		5.250%	12/15/2026	50,000	52,375
Sealed Air Corp. (Containers & Packaging)	(a)	4.875%	12/01/2022	225,000	237,656
Sealed Air Corp. (Containers & Packaging)	(a)	5.125%	12/01/2024	350,000	374,500
Sealed Air Corp. (Containers & Packaging)	(a)	5.500%	09/15/2025	400,000	436,000
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(a)	6.375%	05/01/2022	1,625,000	1,698,125
Standard Industries, Inc. (Construction Materials)	(a)	6.000%	10/15/2025	475,000	507,062
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,200,000	1,227,000
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	205,000
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	128,750
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	371,875
Steel Dynamics, Inc. (Metals & Mining)		5.000%	12/15/2026	325,000	343,687
Teck Resources Ltd. (Metals & Mining)	(a)	8.500%	06/01/2024	450,000	508,500
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	775,000	868,000
Teck Resources Ltd. (Metals & Mining)		6.000%	08/15/2040	175,000	194,688
Valvoline, Inc. (Chemicals)		5.500%	07/15/2024	100,000	106,250
W.R. Grace & Co. (Chemicals)	(a)	5.625%	10/01/2024	200,000	215,750

					33,997,157

REAL ESTATE – 0.3%
Hub Holdings LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(a)(c)	8.125%, 8.875 PIK	07/15/2019	975,000	976,219
RHP Hotel Properties LP / RHP Finance Corp. (Equity REIT)		5.000%	04/15/2023	100,000	102,250

					1,078,469

TELECOMMUNICATION SERVICES – 4.1%
Altice Luxembourg SA (Wireless Telecom. Svs.)	(a)	7.625%	02/15/2025	1,575,000	1,508,062
CSC Holdings LLC (Diversified Telecom. Svs.)	(a)	6.625%	10/15/2025	300,000	324,744
Digicel Group Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	09/30/2020	325,000	319,735
SFR Group SA (Diversified Telecom. Svs.)	(a)	6.250%	05/15/2024	400,000	401,000
SFR Group SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	2,075,000	2,137,250

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES (continued)
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	$875,000	$880,469
Sprint Communications, Inc. (Wireless Telecom. Svs.)	(a)	7.000%	03/01/2020	225,000	240,750
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	825,000	825,000
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	975,000	1,038,375
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	375,000	381,563
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,950,000	2,042,625
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	206,300
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	157,050
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	469,125
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	662,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	240,750
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	775,000	805,031
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	354,656
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	213,250

					13,208,235

UTILITIES – 3.5%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	175,000	182,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	275,000	277,750
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	1,200,000	1,236,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	200,000	202,000
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	2,025,000	1,926,281
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	150,000	147,002
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	421,313
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	462,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023	850,000	779,875
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	975,000	1,021,312
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026	1,075,000	1,170,395
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027	250,000	264,375
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	1,150,000	1,138,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	586,500
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	4.250%	01/31/2023	75,000	74,438
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	6.625%	06/15/2025	150,000	163,500
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	1,125,000	1,113,750

					11,167,491

Total Corporate Bonds (Cost $298,426,906)					$301,913,048

Exchange Traded Funds – 0.8%				Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF				14,511	$1,266,230
SPDR Bloomberg Barclays High Yield Bond ETF				34,487	1,266,362

Total Exchange Traded Funds (Cost $2,523,852)					$2,532,592

Money Market Funds – 2.9%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				9,202,233	$9,201,313

Total Money Market Funds (Cost $9,202,419)					$9,201,313

Total Investments – 98.3% (Cost $310,153,177)	(d)				$313,646,953
Other Assets in Excess of Liabilities – 1.7%					5,405,593

Net Assets – 100.0%					$319,052,546

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2017, the value of these securities totaled $183,960,904, or 57.7% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents a security deemed to be illiquid. At December 31, 2017, the value of illiquid securities in the Portfolio totaled $715,500, or 0.2% of the Portfolio’s net assets.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

66

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Unaudited)

Objective/Strategy

The ClearBridge Small Cap Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of December 31, 2017

Average Annual returns
One year	12.20%
Five years	13.33%
Ten years	9.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.24% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the ClearBridge Small Cap Portfolio returned 12.20% versus 14.65% for its benchmark, the Russell 2000 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no unusual conditions, investment strategies, or techniques that materially affected the Portfolio’s relative performance during the year.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. Relative to the benchmark, stock selection and sector allocation effects detracted from the Portfolio’s performance. Stock selection in the Industrials and Consumer Discretionary sectors contributed the most to relative performance. Meanwhile, stock selection in the Health Care and Materials sectors detracted from relative returns, leading to the Portfolio’s underperformance. Overall sector allocation and the Portfolio’s cash position also detracted from relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. 2U, Inc., the Portfolio’s top benchmark-relative contributor, saw its shares extend their gains in the fourth quarter due to continued growth in signings to launch online graduate degree programs for university partners and early indications of success from the GetSmarter (short online courses) acquisition. (1)

Another contributor was Triton International Ltd., a container lessor to the global ocean-shipping industry, which appreciated strongly in 2017, as the industry continued its recovery from poor conditions in 2015 and 2016. With container supply tight, new lease rates have improved dramatically and used container prices have risen, increasing the value of Triton International’s fleet, which is the largest in the world. We expect industry conditions to remain favorable in 2018. (1)

Veeco Instruments, Inc., the Portfolio’s top detractor, saw its shares suffer in the fourth quarter because of an action by Chinese authorities to block sales of a prior generation product in China. Given Veeco Instruments, Inc.’s success in selling its newer generation product, we plan to maintain our position. (1)

Triangle Capital Corp., a business development company that lends to middle-market companies, another Portfolio detractor, fell sharply in 2017, as it suffered a number of credit problems in its portfolio. The stock, which formerly traded at a premium to peers because of Triangle Capital Corp.’s excellent underwriting history, has traded below its written-down book value. We expect better performance in 2018. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period, but invested in five IPOs that contributed 111 basis points in aggregate: Foundation Building Materials, Inc., Cadence BanCorp, REV Group, Inc., ForeScout Technologies, Inc., and Venator Materials PLC. All had positive contributions to Portfolio performance; Cadence BancCorp and REV Group, Inc. contributed the most, adding 36 basis points each. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

67	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.6
Money Market Funds and Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of December 31,

2017 (1) (2) (3)

		% of Net Assets
1.	Gray Television, Inc.	2.5
2.	Service Corp. International	2.3
3.	LegacyTexas Financial Group, Inc.	2.2
4.	Sprouts Farmers Market, Inc.	2.2
5.	First Interstate BancSystem, Inc. Class A	2.0
6.	Washington Federal, Inc.	2.0
7.	2U, Inc.	2.0
8.	WNS Holdings Ltd. – ADR	1.8
9.	Cadence BanCorp	1.7
10.	HealthEquity, Inc.	1.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	20.5
Information Technology	17.3
Industrials	16.4
Consumer Discretionary	13.4
Health Care	13.4
Real Estate	6.0
Materials	3.8
Consumer Staples	3.0
Energy	2.9
Utilities	2.2
Telecommunication Services	0.7

99.6

68

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 13.4%
Aaron’s, Inc. (Specialty Retail)		108,000	$4,303,800
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	109,780	3,079,329
Gentex Corp. (Auto Components)		170,840	3,579,098
Gray Television, Inc. (Media)	(a)	415,700	6,962,975
Horizon Global Corp. (Auto Components)	(a)	167,410	2,347,088
Monro, Inc. (Specialty Retail)		72,160	4,109,512
Murphy U.S.A., Inc. (Specialty Retail)	(a)	55,450	4,455,962
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	50,610	1,752,625
Service Corp. International (Diversified Consumer Svs.)		169,950	6,342,534

			36,932,923

CONSUMER STAPLES – 3.0%
Inter Parfums, Inc. (Personal Products)		52,150	2,265,918
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	245,400	5,975,490

			8,241,408

ENERGY – 2.9%
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	236,720	3,387,463
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	517,790	4,484,062

			7,871,525

FINANCIALS – 20.5%
Assured Guaranty Ltd. (Insurance)		72,730	2,463,365
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)		202,750	3,335,238
Cadence BanCorp (Banks)	(a)	177,360	4,810,003
Encore Capital Group, Inc. (Consumer Finance)	(a)	73,240	3,083,404
First Interstate BancSystem, Inc. Class A (Banks)		135,850	5,440,792
Kinsale Capital Group, Inc. (Insurance)		59,790	2,690,550
LegacyTexas Financial Group, Inc. (Banks)		142,030	5,995,086
Main Street Capital Corp. (Capital Markets)		53,239	2,115,185
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	269,474	4,581,058
OneMain Holdings, Inc. (Consumer Finance)	(a)	176,490	4,586,975
PennantPark Investment Corp. (Capital Markets)		241,769	1,670,624
ProAssurance Corp. (Insurance)		53,520	3,058,668
Radian Group, Inc. (Thrifts & Mortgage Finance)		100,000	2,061,000
Triangle Capital Corp. (Capital Markets)		262,865	2,494,589
TriState Capital Holdings, Inc. (Banks)	(a)	108,070	2,485,610
Washington Federal, Inc. (Thrifts & Mortgage Finance)		158,150	5,416,638

			56,288,785

HEALTH CARE – 13.4%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	993,920	3,985,619
Cotiviti Holdings, Inc. (Health Care Technology)	(a)	83,710	2,696,299
Dynavax Technologies Corp. (Biotechnology)	(a)	110,000	2,057,000
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	100,010	4,666,467
HealthSouth Corp. (Health Care Providers & Svs.)		92,700	4,580,307
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	58,120	2,534,032
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	162,610	2,437,524
Keryx Biopharmaceuticals, Inc. (Biotechnology)	(a)	542,380	2,522,067
Lexicon Pharmaceuticals, Inc. (Biotechnology)	(a)	239,510	2,366,359
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	27,270	3,734,081
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	515,720	2,552,814
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	72,700	2,657,185

			36,789,754

INDUSTRIALS – 16.4%
Allegiant Travel Co. (Airlines)		17,500	2,708,125
Continental Building Products, Inc. (Building Products)	(a)	87,380	2,459,747
Cubic Corp. (Aerospace & Defense)		41,170	2,426,972
EnPro Industries, Inc. (Machinery)		32,020	2,994,190

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	193,830	$2,866,746
GATX Corp. (Trading Companies & Distributors)		38,680	2,404,349
HEICO Corp. (Aerospace & Defense)		37,832	3,569,449
ICF International, Inc. (Professional Svs.)	(a)	58,990	3,096,975
Landstar System, Inc. (Road & Rail)		25,471	2,651,531
Marten Transport Ltd. (Road & Rail)		172,676	3,505,323
MRC Global, Inc. (Trading Companies & Distributors)	(a)	173,250	2,931,390
REV Group, Inc. (Machinery)		78,730	2,561,087
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a)	65,150	3,310,271
Team, Inc. (Commercial Svs. & Supplies)	(a)	152,000	2,264,800
Textainer Group Holdings Ltd. (Trading Companies & Distributors)	(a)	133,600	2,872,400
Triton International Ltd. (Trading Companies & Distributors)		65,170	2,440,616

			45,063,971

INFORMATION TECHNOLOGY – 17.3%
2U, Inc. (Internet Software & Svs.)	(a)	83,120	5,362,071
Blackline, Inc. (Software)	(a)	134,730	4,419,144
EVERTEC, Inc. (IT Svs.)		118,970	1,623,941
ForeScout Technologies, Inc. (Software)	(a)	103,771	3,309,257
Manhattan Associates, Inc. (Software)	(a)	50,768	2,515,047
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		109,780	4,402,178
MTS Systems Corp. (Electronic Equip., Instr. & Comp.)		56,610	3,039,957
Q2 Holdings, Inc. (Internet Software & Svs.)	(a)	87,210	3,213,689
RingCentral, Inc. Class A (Software)	(a)	55,750	2,698,300
Semtech Corp. (Semiconductors & Equip.)	(a)	69,300	2,370,060
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a)	82,330	2,805,806
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	152,660	2,267,001
Web.com Group, Inc. (Internet Software & Svs.)	(a)	210,980	4,599,364
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	125,910	5,052,768

			47,678,583

MATERIALS – 3.8%
Balchem Corp. (Chemicals)		42,540	3,428,724
Clearwater Paper Corp. (Paper & Forest Products)	(a)	76,840	3,488,536
Venator Materials PLC (Chemicals)	(a)	159,690	3,532,343

			10,449,603

REAL ESTATE – 6.0%
American Homes 4 Rent Class A (Equity REIT)		147,520	3,221,837
Lexington Realty Trust (Equity REIT)		274,090	2,644,968
Realogy Holdings Corp. (Real Estate Mgmt. & Development)		123,340	3,268,510
STORE Capital Corp. (Equity REIT)		172,680	4,496,587
Summit Hotel Properties, Inc. (Equity REIT)		190,730	2,904,818

			16,536,720

TELECOMMUNICATION SERVICES – 0.7%
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		43,087	1,951,841

UTILITIES – 2.2%
Black Hills Corp. (Multi-Utilities)		48,440	2,911,728
PNM Resources, Inc. (Electric Utilities)		77,000	3,114,650

			6,026,378

Total Common Stocks (Cost $240,645,511)			$273,831,491

Money Market Funds – 0.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		608,731	$608,670

Total Money Market Funds (Cost $608,731)			$608,670

Total Investments – 99.8% (Cost $241,254,242)	(b)		$274,440,161
Other Assets in Excess of Liabilities – 0.2%			657,406

Net Assets – 100.0%			$275,097,567

69	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

70

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

Performance as of December 31, 2017

Average Annual returns
One year	32.41%
Five years	20.02%
Ten years	12.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.48% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Nasdaq-100® Index Portfolio returned 32.41% versus 32.99% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy for the year that impacted the Portfolio’s relative return. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Information Technology, the heaviest weighted sector in the benchmark, Consumer Discretionary, and Health Care significantly contributed to the strong Portfolio and benchmark returns for the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. These three contributors account for over 27% of the benchmark market capitalization. The largest detractors from the Portfolio and benchmark returns for the period were Walgreens Boots Alliance, Inc., Celgene Corp., and The Kraft Heinz Co. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

71	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.1
Money Market Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	11.8
2. Microsoft Corp.	8.9
3. Amazon.com, Inc.	7.6
4. Facebook, Inc. Class A	5.7
5. Alphabet, Inc. Class C	5.0
6. Alphabet, Inc. Class A	4.3
7. Intel Corp.	2.9
8. Cisco Systems, Inc.	2.6
9. Comcast Corp. Class A	2.5
10. Amgen, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	60.6
Consumer Discretionary	20.6
Health Care	10.1
Consumer Staples	4.7
Industrials	2.2
Telecommunication Services	0.9

99.1

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 20.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	16,783	$19,627,215
Charter Communications, Inc. Class A (Media)	(a)	8,659	2,909,078
Comcast Corp. Class A (Media)		162,448	6,506,042
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	15,954	703,571
DISH Network Corp. Class A (Media)	(a)	7,938	379,039
Dollar Tree, Inc. (Multiline Retail)	(a)	8,258	886,166
Expedia, Inc. (Internet & Direct Marketing Retail)		4,865	582,681
Hasbro, Inc. (Leisure Products)		4,338	394,281
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	32,110	1,329,996
Liberty Global PLC Class A (Media)	(a)	7,700	275,968
Liberty Global PLC Class C (Media)	(a)	20,490	693,382
Liberty Interactive Corp. QVC Group Class A (Internet & Direct Marketing Retail)	(a)	13,969	341,123
Liberty Ventures Class A (Internet & Direct Marketing Retail)	(a)	2,833	153,662
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		12,698	1,723,500
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	15,071	2,893,029
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,961	712,239
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	1,699	2,952,420
Ross Stores, Inc. (Specialty Retail)		13,429	1,077,677
Sirius XM Holdings, Inc. (Media)		160,062	857,932
Starbucks Corp. (Hotels, Restaurants & Leisure)		49,553	2,845,829
Tesla, Inc. (Automobiles)	(a)	5,853	1,822,332
Twenty-First Century Fox, Inc. Class A (Media)		36,709	1,267,562
Twenty-First Century Fox, Inc. Class B (Media)		27,811	948,911
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,124	475,054
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,580	603,552

			52,962,241

CONSUMER STAPLES – 4.7%
Costco Wholesale Corp. (Food & Staples Retailing)		15,219	2,832,560
Kraft Heinz Co. / The (Food Products)		42,437	3,299,901
Mondelez International, Inc. Class A (Food Products)		52,046	2,227,569
Monster Beverage Corp. (Beverages)	(a)	19,642	1,243,142
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		34,492	2,504,809

			12,107,981

HEALTH CARE – 10.1%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	7,781	930,530
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,792	620,354
Amgen, Inc. (Biotechnology)		25,282	4,396,540
Biogen, Inc. (Biotechnology)	(a)	7,365	2,346,268
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	6,116	545,364
Celgene Corp. (Biotechnology)	(a)	27,421	2,861,655
Cerner Corp. (Health Care Technology)	(a)	11,577	780,174
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		7,999	526,574
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	19,726	1,472,349
Gilead Sciences, Inc. (Biotechnology)		45,495	3,259,262
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	5,466	381,964
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	9,601	410,443
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,038	475,082
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,085	1,111,022
Incyte Corp. (Biotechnology)	(a)	7,350	696,118

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	3,902	$1,423,996
Mylan N.V. (Pharmaceuticals)	(a)	18,683	790,478
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,675	1,381,653
Shire PLC – ADR (Biotechnology)		2,581	400,365
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,808	1,319,967

			26,130,158

INDUSTRIALS – 2.2%
American Airlines Group, Inc. (Airlines)		16,665	867,080
Cintas Corp. (Commercial Svs. & Supplies)		3,702	576,883
CSX Corp. (Road & Rail)		31,126	1,712,241
Fastenal Co. (Trading Companies & Distributors)		10,009	547,392
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,822	439,453
PACCAR, Inc. (Machinery)		12,246	870,446
Verisk Analytics, Inc. (Professional Svs.)	(a)	5,736	550,656

			5,564,151

INFORMATION TECHNOLOGY – 60.6%
Activision Blizzard, Inc. (Software)		26,333	1,667,406
Adobe Systems, Inc. (Software)	(a)	17,168	3,008,520
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	10,388	10,942,719
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	12,172	12,736,781
Analog Devices, Inc. (Semiconductors & Equip.)		12,839	1,143,056
Apple, Inc. (Tech. Hardware, Storage & Periph.)		178,817	30,261,201
Applied Materials, Inc. (Semiconductors & Equip.)		37,143	1,898,750
ASML Holding N.V. (Semiconductors & Equip.)		2,504	435,245
Autodesk, Inc. (Software)	(a)	7,634	800,272
Automatic Data Processing, Inc. (IT Svs.)		15,446	1,810,117
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	9,777	2,289,871
Broadcom Ltd. (Semiconductors & Equip.)		14,209	3,650,292
CA, Inc. (Software)		14,577	485,123
Cadence Design Systems, Inc. (Software)	(a)	9,834	411,258
Check Point Software Technologies Ltd. (Software)	(a)	5,692	589,805
Cisco Systems, Inc. (Communications Equip.)		172,176	6,594,341
Citrix Systems, Inc. (Software)	(a)	5,248	461,824
Cognizant Technology Solutions Corp. Class A (IT Svs.)		20,536	1,458,467
eBay, Inc. (Internet Software & Svs.)	(a)	36,380	1,372,981
Electronic Arts, Inc. (Software)	(a)	10,724	1,126,663
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	83,057	14,656,238
Fiserv, Inc. (IT Svs.)	(a)	7,258	951,742
Intel Corp. (Semiconductors & Equip.)		162,994	7,523,803
Intuit, Inc. (Software)		8,904	1,404,873
KLA-Tencor Corp. (Semiconductors & Equip.)		5,458	573,472
Lam Research Corp. (Semiconductors & Equip.)		5,640	1,038,155
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		9,804	512,553
MercadoLibre, Inc. (Internet Software & Svs.)		1,538	483,947
Microchip Technology, Inc. (Semiconductors & Equip.)		8,146	715,870
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	40,165	1,651,585
Microsoft Corp. (Software)		268,682	22,983,058
NetEase, Inc. – ADR (Internet Software & Svs.)		2,642	911,675
NVIDIA Corp. (Semiconductors & Equip.)		21,106	4,084,011
Paychex, Inc. (IT Svs.)		12,503	851,204
PayPal Holdings, Inc. (IT Svs.)	(a)	41,860	3,081,733
QUALCOMM, Inc. (Semiconductors & Equip.)		51,342	3,286,915
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		10,076	421,580
Skyworks Solutions, Inc. (Semiconductors & Equip.)		6,380	605,781

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Symantec Corp. (Software)		21,593	$605,900
Synopsys, Inc. (Software)	(a)	5,233	446,061
Take-Two Interactive Software, Inc. (Software)	(a)	3,972	436,046
Texas Instruments, Inc. (Semiconductors & Equip.)		34,325	3,584,903
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		10,302	819,318
Workday, Inc. Class A (Software)	(a)	4,771	485,402
Xilinx, Inc. (Semiconductors & Equip.)		8,740	589,251

			155,849,768

TELECOMMUNICATION SERVICES – 0.9%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	28,976	1,840,266
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		16,202	516,844

			2,357,110

Total Common Stocks (Cost $152,434,704)			$254,971,409

Money Market Funds – 0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		1,632,652	$1,632,489

Total Money Market Funds (Cost $1,632,716)			$1,632,489

Total Investments – 99.8% (Cost $154,067,420)	(b)		$256,603,898
Other Assets in Excess of Liabilities – 0.2%	(c)		613,611

Net Assets – 100.0%			$257,217,509

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $63,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2017

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	14	March 16, 2018	$1,788,491	$1,794,450	$5,959	$26,650

The accompanying notes are an integral part of these financial statements.

74

Ohio National Fund, Inc.	Bristol Portfolio (Unaudited)

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2017

Average Annual returns
One year	25.81%
Five years	18.67%
Ten years	8.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Bristol Portfolio returned 25.81% versus 21.83% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period. With the Infrastructure Plan up next in the Federal government queue, we expect the market to continue to grind higher, and remain optimistic that our focus on company and industry specific fundamentals will continue to drive outperformance going forward. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. Positive stock selections in Industrials and Consumer Discretionary led to the Portfolio’s outperformance. An overweight to Information Technology also contributed. Top detractors were stock selections within Consumer Staples and Health Care, as well as an underweight to Telecommunication Services. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Amazon.com, Inc., which continued strong trends in Amazon Prime subscriber additions, as well as market share gains from traditional brick and mortar retail. Apple, Inc. had new product introductions at higher prices and higher margins driving upside to earnings expectations. DXC Technology Co. continued successful integration of its Hewlett Packard Enterprise acquisition, driving significant upside to previous earnings expectations. (1)

The key detractor was IMAX Corp. due to its weak box office numbers combined with market share loss to traditional movie screens. Additionally, a slower growth of new theaters internationally caused a revenue miss. Devon Energy Corp. detracted with weak energy prices earlier in the year, and fear that shale growth and general oversupply would keep prices depressed for a prolonged period of time. Envision Healthcare Corp. declined due to a weak earnings report on lower volumes, lower margins and concerns about overbilling of customers. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

75	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.5
Money Market Funds and Other Net Assets	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	3.9
2. Amazon.com, Inc.	3.6
3. Alphabet, Inc. Class C	3.1
4. Microsoft Corp.	2.8
5. FedEx Corp.	2.5
6. Bank of America Corp.	2.5
7. Goldman Sachs Group, Inc. / The	2.5
8. Facebook, Inc. Class A	2.4
9. DXC Technology Co.	2.3
10. Citigroup, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	26.6
Industrials	21.4
Financials	17.0
Consumer Discretionary	16.1
Health Care	9.6
Consumer Staples	5.8
Energy	2.0
Telecommunication Services	1.0

99.5

76

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.5%		Shares	Value
CONSUMER DISCRETIONARY – 16.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	6,964	$8,144,189
CBS Corp. Class B (Media)		74,096	4,371,664
D.R. Horton, Inc. (Household Durables)		88,362	4,512,647
McDonald’s Corp. (Hotels, Restaurants & Leisure)		25,482	4,385,962
MGM Resorts International (Hotels, Restaurants & Leisure)		131,915	4,404,642
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		79,569	3,519,337
Time Warner, Inc. (Media)		24,603	2,250,436
Walt Disney Co. / The (Media)		40,511	4,355,338

			35,944,215

CONSUMER STAPLES – 5.8%
Constellation Brands, Inc. Class A (Beverages)		5,795	1,324,563
Mondelez International, Inc. Class A (Food Products)		101,970	4,364,316
Philip Morris International, Inc. (Tobacco)		38,935	4,113,483
Wal-Mart Stores, Inc. (Food & Staples Retailing)		33,220	3,280,475

			13,082,837

ENERGY – 2.0%
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		65,706	4,383,247

FINANCIALS – 17.0%
Bank of America Corp. (Banks)		188,024	5,550,469
Capital One Financial Corp. (Consumer Finance)		43,676	4,349,256
Citigroup, Inc. (Banks)		67,239	5,003,254
Goldman Sachs Group, Inc. / The (Capital Markets)		21,635	5,511,733
Hartford Financial Services Group, Inc. / The (Insurance)		80,980	4,557,554
JPMorgan Chase & Co. (Banks)		43,776	4,681,405
KeyCorp (Banks)		209,337	4,222,327
Morgan Stanley (Capital Markets)		79,036	4,147,019

			38,023,017

HEALTH CARE – 9.6%
Abbott Laboratories (Health Care Equip. & Supplies)		72,786	4,153,897
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	75,484	4,510,169
Celgene Corp. (Biotechnology)	(a)	42,937	4,480,905
Medtronic PLC (Health Care Equip. & Supplies)		27,656	2,233,222
Sage Therapeutics, Inc. (Biotechnology)	(a)	10,968	1,806,539
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		19,303	4,255,540

			21,440,272

INDUSTRIALS – 21.4%
AECOM (Construction & Engineering)	(a)	116,626	4,332,656
Boeing Co. / The (Aerospace & Defense)		14,668	4,325,740

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Caterpillar, Inc. (Machinery)		15,441	$2,433,193
Delta Air Lines, Inc. (Airlines)		80,050	4,482,800
FedEx Corp. (Air Freight & Logistics)		22,348	5,576,720
Hexcel Corp. (Aerospace & Defense)		44,047	2,724,307
Lockheed Martin Corp. (Aerospace & Defense)		8,163	2,620,731
Quanta Services, Inc. (Construction & Engineering)	(a)	108,251	4,233,697
Raytheon Co. (Aerospace & Defense)		23,477	4,410,154
Rockwell Automation, Inc. (Electrical Equip.)		23,024	4,520,762
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	49,272	4,512,823
Xylem, Inc. (Machinery)		53,997	3,682,595

			47,856,178

INFORMATION TECHNOLOGY – 26.6%
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	23,084	3,980,374
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	693	730,006
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,644	6,952,282
Apple, Inc. (Tech. Hardware, Storage & Periph.)		51,680	8,745,806
Broadcom Ltd. (Semiconductors & Equip.)		12,782	3,283,696
Cisco Systems, Inc. (Communications Equip.)		108,819	4,167,768
CommScope Holding Co., Inc. (Communications Equip.)	(a)	102,408	3,874,095
DXC Technology Co. (IT Svs.)		54,300	5,153,070
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	29,735	5,247,038
First Solar, Inc. (Semiconductors & Equip.)	(a)	32,784	2,213,576
Intel Corp. (Semiconductors & Equip.)		49,845	2,300,845
Marvell Technology Group Ltd. (Semiconductors & Equip.)		201,311	4,322,147
Microsoft Corp. (Software)		73,586	6,294,547
salesforce.com, Inc. (Software)	(a)	21,206	2,167,889

			59,433,139

TELECOMMUNICATION SERVICES – 1.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	35,828	2,275,436

UTILITIES – 0.0%
Evoqua Water Technologies Corp. (Water Utilities)	(a)	2,533	60,057

Total Common Stocks (Cost $191,191,381)			$222,498,398

Money Market Funds – 0.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		773,344	$773,267

Total Money Market Funds (Cost $773,267)			$773,267

Total Investments – 99.8% (Cost $191,964,648)	(b)		$223,271,665
Other Assets in Excess of Liabilities – 0.2%			430,278

Net Assets – 100.0%			$223,701,943

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bryton Growth Portfolio (Unaudited)

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2017

Average Annual returns
One year	21.57%
Five years	12.70%
Ten years	6.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.92% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Bryton Growth Portfolio returned 21.57% versus 22.17% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period. With the Infrastructure Plan up next in the Federal government queue, we expect the market to continue to grind higher, and remain optimistic that our focus on company and industry specific fundamentals will drive outperformance going forward. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. Leading the Portfolio’s sector contributors were positive stock selections in Health Care and Consumer Staples. An overweight to Industrials also contributed. Top detractors were stock selections within Consumer Discretionary and Financials, as well as an underweight to Energy. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Sage Therapeutics, Inc. was a top contributor, due to its positive drug trial result data for postpartum depression (PPD) and major depressive disorder (MDD). These are novel drugs and should take significant market share. AxoGen, Inc. had strength in new products for peripheral nerve reconstruction and regeneration, both of which are unmet needs. Revance Therapeutics, Inc. contributed with positive drug trial result data for its drug that has potential to be a significant competitor to Botox, as the drug has shown greater duration. (1)

The top detractor was Teligent Inc., which had weak earnings due to delays in approvals for new products and pricing pressure in generic drugs. Callon Petroleum Co. detracted due to weak energy prices earlier in the year, and fear that shale growth and general oversupply would keep prices depressed for a prolonged period of time. Superior Industries International, Inc. declined on weak earnings due to market share loss and its poor execution of integrating an acquisition. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

78	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Paratek Pharmaceuticals, Inc.	2.2
2. Aerie Pharmaceuticals, Inc.	2.1
3. Ligand Pharmaceuticals, Inc.	2.0
4. Sage Therapeutics, Inc.	2.0
5. Kornit Digital Ltd.	2.0
6. KEMET Corp.	2.0
7. Rexnord Corp.	1.8
8. Zendesk, Inc.	1.8
9. Covanta Holding Corp.	1.8
10. Badger Meter, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	39.6
Industrials	23.7
Health Care	19.5
Consumer Staples	4.3
Financials	3.4
Real Estate	2.8
Consumer Discretionary	1.6
Telecommunication Services	1.5
Materials	1.4

97.8

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 97.8%		Shares	Value
CONSUMER DISCRETIONARY – 1.6%
Gentherm, Inc. (Auto Components)	(a)	27,775	$881,856

CONSUMER STAPLES – 4.3%
Hostess Brands, Inc. (Food Products)	(a)	49,819	737,819
J&J Snack Foods Corp. (Food Products)		5,726	869,379
MGP Ingredients, Inc. (Beverages)		10,884	836,762

			2,443,960

FINANCIALS – 3.4%
Ameris Bancorp (Banks)		20,354	981,063
Home BancShares, Inc. (Banks)		41,177	957,365

			1,938,428

HEALTH CARE – 19.5%
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	7,158	176,516
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	19,975	1,193,506
AxoGen, Inc. (Health Care Equip. & Supplies)	(a)	31,051	878,743
K2M Group Holdings, Inc. (Health Care Equip. & Supplies)	(a)	33,033	594,594
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	8,264	1,131,590
Loxo Oncology, Inc. (Biotechnology)	(a)	10,637	895,423
Neogen Corp. (Health Care Equip. & Supplies)	(a)	6,762	555,904
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	71,511	633,587
Paratek Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	70,422	1,260,554
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	9,342	879,082
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	19,476	864,929
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	23,661	845,881
Sage Therapeutics, Inc. (Biotechnology)	(a)	6,843	1,127,111

			11,037,420

INDUSTRIALS – 23.7%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	26,713	833,446
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	31,347	830,695
Covanta Holding Corp. (Commercial Svs. & Supplies)		60,214	1,017,617
Cubic Corp. (Aerospace & Defense)		17,123	1,009,401
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		18,893	996,039
Kornit Digital Ltd. (Machinery)	(a)	68,956	1,113,639
Lindsay Corp. (Machinery)		10,099	890,732
MasTec, Inc. (Construction & Engineering)	(a)	14,116	690,978
Matthews International Corp. Class A (Commercial Svs. & Supplies)		15,342	810,058
Mueller Water Products, Inc. Class A (Machinery)		67,562	846,552
Navistar International Corp. (Machinery)	(a)	18,886	809,832
Proto Labs, Inc. (Machinery)	(a)	4,353	448,359
Rexnord Corp. (Machinery)	(a)	40,271	1,047,851
Schneider National, Inc. Class B (Road & Rail)		21,000	599,760
Tetra Tech, Inc. (Commercial Svs. & Supplies)		20,560	989,964
YRC Worldwide, Inc. (Road & Rail)	(a)	36,835	529,687

			13,464,610

INFORMATION TECHNOLOGY – 39.6%
ACI Worldwide, Inc. (Software)	(a)	40,912	927,475
Ambarella, Inc. (Semiconductors & Equip.)	(a)	12,722	747,417
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		21,262	1,016,324

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Callidus Software, Inc. (Software)	(a)	29,902	$856,692
Carbonite, Inc. (Internet Software & Svs.)	(a)	35,519	891,527
Cloudera, Inc. (Internet Software & Svs.)	(a)	45,795	756,533
CommVault Systems, Inc. (Software)	(a)	15,913	835,432
Coupa Software, Inc. (Internet Software & Svs.)	(a)	29,735	928,327
Digimarc Corp. (Software)	(a)	23,394	845,693
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	27,636	793,153
Fair Isaac Corp. (Software)		6,000	919,200
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	20,573	966,931
FormFactor, Inc. (Semiconductors & Equip.)	(a)	32,945	515,589
Hortonworks, Inc. (Internet Software & Svs.)	(a)	46,564	936,402
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	31,096	924,484
KEMET Corp. (Electronic Equip., Instr. & Comp.)	(a)	73,477	1,106,564
Lumentum Holdings, Inc. (Communications Equip.)	(a)	19,284	942,988
Mitel Networks Corp. (Communications Equip.)	(a)	88,635	729,466
Power Integrations, Inc. (Semiconductors & Equip.)		9,753	717,333
Radware Ltd. (Communications Equip.)	(a)	41,067	796,700
Rapid7, Inc. (Software)	(a)	52,892	986,965
Semtech Corp. (Semiconductors & Equip.)	(a)	28,821	985,678
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		12,110	641,346
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	33,217	766,981
Viavi Solutions, Inc. (Communications Equip.)	(a)	103,398	903,699
Zendesk, Inc. (Software)	(a)	30,742	1,040,309

			22,479,208

MATERIALS – 1.4%
PolyOne Corp. (Chemicals)		18,767	816,365

REAL ESTATE – 2.8%
Rexford Industrial Realty, Inc. (Equity REIT)		26,823	782,159
Terreno Realty Corp. (Equity REIT)		23,105	810,061

			1,592,220

TELECOMMUNICATION SERVICES – 1.5%
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	83,288	847,039

UTILITIES – 0.0%
Evoqua Water Technologies Corp. (Water Utilities)	(a)	644	15,269

Total Common Stocks (Cost $52,086,914)			$55,516,375

Money Market Funds – 1.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		1,020,182	$1,020,080

Total Money Market Funds (Cost $1,020,180)			$1,020,080

Total Investments – 99.6% (Cost $53,107,094)	(b)		$56,536,455
Other Assets in Excess of Liabilities – 0.4%			238,129

Net Assets – 100.0%			$56,774,584

80

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

81

Ohio National Fund, Inc.	Balanced Portfolio (Unaudited)

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2017

Average Annual returns
One year	10.93%
Five years	7.54%
Ten years	5.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Balanced Portfolio returned 10.93% versus 14.06% for its benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Bloomberg Barclays U.S. Universal Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Entering 2017, our equity valuation model estimated the overall broad domestic market as trading approximately 4% above our estimate of fair value. Given our valuation model’s estimate for the market, the Portfolio maintained an underweight position in equities relative to the benchmark for the year. While the Portfolio was underweight equities relative to the blended benchmark, security selection within the equity portion of the Portfolio led to a positive overall net effect from an attribution standpoint. In addition to a reduced equity allocation, the Portfolio generally had a larger than normal cash balance during the time frame, which detracted from the Portfolio’s performance relative to the benchmark. (1)

In the fixed income portion of the Portfolio, we continued our focus on credit spread risk with a particular focus on shorter duration. The Portfolio’s fixed income volatility remained relatively low, resulting in positive risk-adjusted returns for the period. The Portfolio’s use of closed end fund arbitrage continued and a number of these positions converted to open-end funds or liquidated, capturing the original discount to net asset value at which they had been acquired.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. Focusing on the equity portion of the Portfolio, some positive sector-level contributions over the course of the year were the stock selections in Industrials and Information Technology sectors and the underweight to Energy. Positions in the Financials, Health Care and Consumer Discretionary sectors detracted from overall performance relative to the benchmark over the time period, due mainly to stock selection. During the first half of 2017, the Portfolio was underweight equities relative to the benchmark and had a significant cash position, both of which detracted from overall performance. Cash was reduced the final six weeks of 2017. In addition, owning put options to reduce volatility was a drag relative to the benchmark. (1)

While sector allocations did not play a significant role in the relative performance of the fixed income portion of the portfolio, we continue to use closed end fund arbitrage and shorter-term yield-to-call bonds, which we view as distinctive fixed income strategies. Securities within these strategies have contributed positively to performance. Our average duration remains below that of the fixed income benchmark, the Bloomberg Barclays U.S. Universal Index. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The three best benchmark-relative equity contributors were Broadcom Ltd. (“Broadcom”), Mastercard, Inc. Class A (“Mastercard”), and IPG Photonics Corp (“IPG”). Both Broadcom & IPG were beneficiaries of the strong rally in the Information Technology sector. Mastercard, also in the Information Technology sector, gained 47.7% for the year. Broadcom and Mastercard remained in the Portfolio at year end, while IPG was sold. (1)

The three equities that detracted the most from benchmark-relative performance were underweights to Apple, Inc., overweights Fabrinet and Newell Brands, Inc. Apple gained 48.5% for 2017, but was underweighted, as it was the largest stock in the benchmark. Fabrinet and Newell Brands, Inc. were sold during the year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio purchased put options on the S&P 500 Index, and its S&P 500 call options written in the prior year expired during the current year. The impact of these options was a 0.61% detraction due to the constantly grinding upward market and low overall volatility. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. Zach Jonson, a portfolio manager to the Portfolio, resigned from ICON Advisers, the Portfolio’s sub-adviser. He was replaced by Craig Callahan and Scott Callahan as co-portfolio managers. Jerry Paul remains as a third co-portfolio manager.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

82	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Unaudited)(Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	54.6
Corporate Bonds (4)	22.6
U.S. Treasury Obligations	12.0
Closed-End Mutual Funds	6.0
Preferred Securities (4)	1.5
Asset-Backed / Mortgage-Backed Securities (4)	0.9
Liquidating Trusts	0.1
Purchased Options	0.0
Money Market Funds and Other Net Assets	2.3

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	U.S. Treasury Note 1.875%, 05/31/2022	3.1
2.	U.S. Treasury Note 1.875%, 01/31/2022	3.1
3.	U.S. Treasury Note 2.250%, 02/15/2027	2.3
4.	Bank of America Corp.	1.6
5.	JPMorgan Chase & Co.	1.6
6.	U.S. Treasury Note 1.625%, 02/15/2026	1.5
7.	Masco Corp.	1.5
8.	Mastercard, Inc. Class A	1.4
9.	Broadcom Ltd.	1.3
10.	CDK Global, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	16.7
Information Technology	16.5
Consumer Discretionary	11.4
Health Care	8.9
Energy	8.6
Industrials	7.2
Consumer Staples	3.9
Materials	2.8
Utilities	2.2
Real Estate	1.2
Telecommunication Services	0.2

79.6

83

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 54.6%		Shares	Value
CONSUMER DISCRETIONARY – 8.7%
AutoZone, Inc. (Specialty Retail)	(a)	4,000	$ 2,845,480
Brunswick Corp. (Leisure Products)		142,000	7,841,240
D.R. Horton, Inc. (Household Durables)		208,896	10,668,319
Lowe’s Cos., Inc. (Specialty Retail)		103,000	9,572,820
Magna International, Inc. (Auto Components)		120,000	6,800,400
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	19,000	4,570,260
PulteGroup, Inc. (Household Durables)		373,974	12,434,635
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		55,000	6,560,400
Thor Industries, Inc. (Automobiles)		62,255	9,383,074
Whirlpool Corp. (Household Durables)		13,000	2,192,320
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		84,631	9,806,194

			82,675,142

CONSUMER STAPLES – 1.7%
Constellation Brands, Inc. Class A (Beverages)		15,000	3,428,550
Monster Beverage Corp. (Beverages)	(a)	50,000	3,164,500
Tyson Foods, Inc. Class A (Food Products)		125,000	10,133,750

			16,726,800

ENERGY – 5.3%
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		82,000	10,004,820
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	90,000	11,362,500
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		131,000	8,643,380
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	150,000	4,416,000
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	1,050,000	8,956,500
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)		235,000	7,651,600

			51,034,800

FINANCIALS – 9.1%
American International Group, Inc. (Insurance)		70,000	4,170,600
Bank of America Corp. (Banks)		519,165	15,325,751
Goldman Sachs Group, Inc. / The (Capital Markets)		34,000	8,661,840
Invesco Ltd. (Capital Markets)		62,900	2,298,366
JPMorgan Chase & Co. (Banks)		141,702	15,153,612
KeyCorp (Banks)		358,325	7,227,415
Lincoln National Corp. (Insurance)		75,000	5,765,250
Signature Bank (Banks)	(a)	91,584	12,570,820
SVB Financial Group (Banks)	(a)	52,369	12,242,301
XL Group Ltd. (Insurance)		100,000	3,516,000

			86,931,955

HEALTH CARE – 7.4%
AbbVie, Inc. (Biotechnology)		15,000	1,450,650
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	366,562	9,087,072
Celgene Corp. (Biotechnology)	(a)	83,199	8,682,648
Cigna Corp. (Health Care Providers & Svs.)		46,409	9,425,204
HCA Healthcare, Inc. (Health Care Providers & Svs.)	(a)	60,000	5,270,400
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	73,427	9,886,945
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	15,000	2,053,950
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		100,889	7,377,004
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	91,197	8,305,311
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		46,890	8,903,473

			70,442,657

INDUSTRIALS – 4.9%
Air Lease Corp. (Trading Companies & Distributors)		63,775	3,066,940
Canadian Pacific Railway Ltd. (Road & Rail)		50,000	9,138,000
Johnson Controls International PLC (Building Products)		170,000	6,478,700
Masco Corp. (Building Products)		316,337	13,899,848
Snap-on, Inc. (Machinery)		15,000	2,614,500
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		33,000	2,879,250
Union Pacific Corp. (Road & Rail)		63,666	8,537,610

			46,614,848

INFORMATION TECHNOLOGY – 14.0%
Adobe Systems, Inc. (Software)	(a)	66,821	11,709,712
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,276	5,520,806
Broadcom Ltd. (Semiconductors & Equip.)		50,000	12,845,000
Cavium, Inc. (Semiconductors & Equip.)	(a)	80,000	6,706,400
CDK Global, Inc. (Software)		178,927	12,753,917

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Cognizant Technology Solutions Corp. Class A (IT Svs.)		138,637	$ 9,846,000
Electronic Arts, Inc. (Software)	(a)	65,021	6,831,106
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	40,000	7,058,400
Logitech International SA (Tech. Hardware, Storage & Periph.)		252,668	8,499,752
LogMeIn, Inc. (Internet Software & Svs.)		40,000	4,580,000
Mastercard, Inc. Class A (IT Svs.)		91,600	13,864,576
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		82,793	9,302,621
Skyworks Solutions, Inc. (Semiconductors & Equip.)		124,210	11,793,739
Visa, Inc. (IT Svs.)		111,400	12,701,828

			134,013,857

MATERIALS – 1.9%
Eagle Materials, Inc. (Construction Materials)		93,734	10,620,062
Graphic Packaging Holding Co. (Containers & Packaging)		500,000	7,725,000

			18,345,062

UTILITIES – 1.6%
CMS Energy Corp. (Multi-Utilities)		159,934	7,564,878
Sempra Energy (Multi-Utilities)		70,000	7,484,400

			15,049,278

Total Common Stocks (Cost $451,543,374)			$521,834,399

Corporate Bonds – 22.6%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 2.7%
CBRE Services, Inc. (Media)		5.000%	03/15/2023	$6,510,000	$6,694,370
Dollar Tree, Inc. (Multiline Retail)		5.750%	03/01/2023	2,500,000	2,618,750
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	1,301,000	1,349,787
Lee Enterprises, Inc. (Media)	(b)	9.500%	03/15/2022	4,680,000	4,843,800
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	1,090,000	1,124,063
Reliance Intermediate Holdings LP (Specialty Retail)	(b)	6.500%	04/01/2023	7,982,000	8,440,965
William Carter Co. / The (Textiles, Apparel & Luxury Goods)		5.250%	08/15/2021	695,000	714,113

					25,785,848

CONSUMER STAPLES – 2.2%
Central Garden & Pet Co. (Household Products)		6.125%	11/15/2023	3,850,000	4,071,375
Darling Ingredients, Inc. (Food Products)		5.375%	01/15/2022	3,000,000	3,067,500
HRG Group, Inc. (Household Products)		7.875%	07/15/2019	2,300,000	2,304,600
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	10,759,000	11,405,455

					20,848,930

ENERGY – 3.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	4,848,000	5,143,583
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	1,845,000	2,001,825
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)	(c)	7.034%	01/15/2068	10,000,000	10,000,000
MPLX LP (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	9,215,000	9,482,972
Overseas Shipholding Group, Inc. (Acquired 07/13/2016 through 10/13/2016, Cost $4,784,275) (Oil, Gas & Consumable Fuels)	(d)	8.125%	03/30/2018	4,630,000	4,676,300

					31,304,680

FINANCIALS – 5.8%
Citigroup, Inc. (Banks)		6.875%	06/01/2025	2,250,000	2,702,879
Credit Acceptance Corp. (Consumer Finance)		6.125%	02/15/2021	2,500,000	2,525,000
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	6,140,000	6,763,835
Ford Motor Credit Co. LLC (Consumer Finance)		3.664%	09/08/2024	4,250,000	4,303,848
GFI Group, Inc. (Capital Markets)		8.375%	07/19/2018	3,850,000	3,946,250
International Lease Finance Corp. (Diversified Financial Svs.)		5.875%	08/15/2022	4,256,000	4,714,495
Nationwide Mutual Insurance Co. (Insurance)	(b)	7.875%	04/01/2033	6,000,000	8,591,487
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,445,145
Prudential Financial, Inc. (Insurance)	(c)	8.875%	06/15/2038	1,000,000	1,027,250
Radian Group, Inc. (Thrifts & Mortgage Finance)		5.500%	06/01/2019	1,266,000	1,313,475
RBC U.S.A. Holdco Corp. (Banks)		5.250%	09/15/2020	1,500,000	1,606,839
SAFG Retirement Services, Inc. (Diversified Financial Svs.)		8.125%	04/28/2023	7,600,000	9,141,810
United Insurance Holdings Corp. (Insurance)		6.250%	12/15/2027	3,000,000	3,046,075

					55,128,388

HEALTH CARE – 1.5%
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.875%	05/15/2024	3,000,000	3,043,250
Catholic Health Initiatives (Health Care Providers & Svs.)		2.950%	11/01/2022	4,000,000	3,964,831
Centene Corp. (Health Care Providers & Svs.)		5.625%	02/15/2021	510,000	524,025

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(b)	5.750%	09/01/2023	$2,190,000	$2,291,287
Molina Healthcare, Inc. (Health Care Providers & Svs.)		5.375%	11/15/2022	3,500,000	3,648,750
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	1,000,000	1,018,750

					14,490,893

INDUSTRIALS – 2.2%
AECOM (Construction & Engineering)		5.750%	10/15/2022	3,700,000	3,857,250
Aircastle Ltd. (Trading Companies & Distributors)		5.000%	04/01/2023	4,400,000	4,636,500
Covanta Holding Corp. (Commercial Svs. & Supplies)		6.375%	10/01/2022	734,000	750,515
EnPro Industries, Inc. (Machinery)		5.875%	09/15/2022	470,000	489,388
Spirit AeroSystems, Inc. (Aerospace & Defense)		5.250%	03/15/2022	11,120,000	11,459,050

					21,192,703

INFORMATION TECHNOLOGY – 2.5%
Activision Blizzard, Inc. (Software)	(b)	6.125%	09/15/2023	8,000,000	8,480,865
Amkor Technology, Inc. (Semiconductors & Equip.)		6.375%	10/01/2022	3,500,000	3,612,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.625%	06/01/2023	6,515,000	6,814,690
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(b)	7.375%	04/01/2023	4,500,000	4,854,375

					23,761,930

MATERIALS – 0.9%
FMG Resources August 2006 Pty. Ltd. (Metals & Mining)	(b)	9.750%	03/01/2022	3,500,000	3,872,750
Mercer International, Inc. (Paper & Forest Products)		7.750%	12/01/2022	750,000	795,000
Standard Industries Inc. (Construction Materials)	(b)	5.500%	02/15/2023	1,185,000	1,235,362
Westlake Chemical Corp. (Chemicals)		4.875%	05/15/2023	2,600,000	2,678,000

					8,581,112

REAL ESTATE – 0.7%
Iron Mountain, Inc. (Equity REIT)		5.750%	08/15/2024	2,000,000	2,025,000
Select Income REIT (Equity REIT)		4.500%	02/01/2025	4,850,000	4,890,399

					6,915,399

TELECOMMUNICATION SERVICES – 0.2%
Level 3 Parent LLC (Diversified Telecom. Svs.)		5.750%	12/01/2022	2,058,000	2,066,335

UTILITIES – 0.6%
AES Corp. (Ind. Power & Renewable Elec.)		5.500%	03/15/2024	1,600,000	1,664,000
DPL, Inc. (Electric Utilities)		6.750%	10/01/2019	4,000,000	4,190,000

					5,854,000

Total Corporate Bonds (Cost $217,211,538)					$215,930,218

U.S. Treasury Obligations – 12.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.250%	08/31/2019	$10,000,000	$9,897,136
U.S. Treasury Note		1.875%	01/31/2022	29,500,000	29,191,527
U.S. Treasury Note		1.875%	05/31/2022	30,000,000	29,653,890
U.S. Treasury Note		1.625%	02/15/2026	15,000,000	14,161,667
U.S. Treasury Note		2.250%	02/15/2027	22,000,000	21,704,727
U.S. Treasury Note		2.250%	11/15/2027	10,000,000	9,855,798

Total U.S. Treasury Obligations (Cost $115,830,708)					$114,464,745

Closed-End Mutual Funds – 6.0%				Shares	Value

Aberdeen Emerging Markets Smaller Co. Opportunities Fund, Inc.				44,937	$653,384
Aberdeen Greater China Fund, Inc.				39,788	495,361
Aberdeen Indonesia Fund, Inc. / The				67,361	514,638
Aberdeen Israel Fund, Inc.				12,975	248,212
Aberdeen Latin America Equity Fund, Inc.				20,120	537,606
Aberdeen Singapore Fund, Inc.				52,928	657,366
Asia Pacific Fund, Inc. / The				145,213	2,075,094
Asia Tigers Fund, Inc.				16,750	207,198
BlackRock Enhanced Government Fund, Inc.				130,931	1,754,475
BlackRock Income Trust, Inc.				884,908	5,459,882
BlackRock Municipal 2018 Term Trust				112,859	1,666,927
Delaware Investments Dividend & Income Fund, Inc.				68,119	733,642
Deutsche High Income Opportunities Fund, Inc.				263,044	3,950,921
Deutsche Multi-Market Income Trust				645,668	5,714,162
Deutsche Strategic Income Trust				122,406	1,526,403
Eaton Vance High Income 2021 Target Term Trust				329,988	3,299,880
Federated Premier Municipal Income Fund				160,584	2,254,599
First Trust Senior Floating Rate 2022 Target Term Fund				116,814	1,066,512

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Closed-End Mutual Funds (Continued)				Shares	Value

Highland Floating Rate Opportunities Fund				30,154	$467,387
Invesco High Income Trust II				30,344	446,360
Madison Covered Call & Equity Strategy Fund				452,321	3,491,918
Madison Strategic Sector Premium Fund				167,646	1,963,135
MFS Investment Grade Municipal Trust				174,103	1,689,670
Morgan Stanley Income Securities, Inc. (Acquired 05/16/2016 through 01/24/2017, Cost $4,481,271)	(d)			244,555	4,487,584
Nuveen High Income December 2018 Target Term Fund				668,511	6,624,944
Nuveen High Income December 2019 Target Term Fund				331,075	3,317,371
Thai Fund, Inc. / The				157,323	1,692,795

Total Closed-End Mutual Funds (Cost $56,791,606)					$56,997,426

Preferred Securities – 1.5%			Rate	Quantity	Value

FINANCIALS – 1.0%
Argo Group U.S., Inc. (Insurance)			6.500%	227,444	$5,745,236
Maiden Holdings North America Ltd. (Insurance)			7.750%	57,391	1,401,775
Main Street Capital Corp. (Capital Markets)			6.125%	87,728	2,216,009

					9,363,020

REAL ESTATE – 0.5%
Equity Commonwealth (Equity REIT)			5.750%	5,343	135,712
Gramercy Property Trust (Acquired 10/07/2014 through 07/26/2017, Cost $4,420,432) (Equity REIT)	(d)		7.125%	169,527	4,538,238

					4,673,950

Total Preferred Securities (Cost $14,082,733)					$14,036,970

Asset-Backed / Mortgage-Backed Securities – 0.9%		Rate	Maturity	Face Amount	Value

FINANCIALS – 0.8%
New Residential Mortgage Loan Trust 2016-3A B3C (Acquired 10/13/2016, Cost $7,870,605)	(b)(d)	4.000%	09/25/2056	$7,754,291	$7,585,039

INDUSTRIALS – 0.1%
UAL 2007-1 Class B Pass Through Trust		7.336%	07/02/2019	875,428	932,331

Total Asset-Backed / Mortgage-Backed Securities (Cost $8,775,934)					$8,517,370

Liquidating Trusts – 0.1%				Shares	Value

BHL Liquidating Trust			(a)(d)(e)	225,251	$3,379
JPMorgan China Region Fund, Inc. Liquidation Trust			(a)(d)(e)	89,958	460,585

Total Liquidating Trusts (Cost $0)					$463,964

Purchased Options – 0.0%	Notional Amount	Expiration	Exercise Price	Contracts (f)	Value

S&P 500 Index Put Option	$106,944,400	January 2018	$2,400	400	$66,000

Total Purchased Options (Cost $657,246)					$66,000

Money Market Funds – 1.7%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				16,653,000	$16,651,334

Total Money Market Funds (Cost $16,652,942)					$16,651,334

Total Investments – 99.4% (Cost $881,546,081)		(g)			$948,962,426
Other Assets in Excess of Liabilities – 0.6%					6,137,575

Net Assets – 100.0%					$955,100,001

87

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2017, the value of these securities totaled $70,784,612, or 7.4% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2017.
(d)	Represents a security deemed to be illiquid. At December 31, 2017, the value of illiquid securities in the Portfolio totaled $21,751,125, or 2.3% of the Portfolio’s net assets.
(e)

Liquidating trusts are organized for the primary purpose of liquidating and distributing the assets transferred to it, and its activities are all reasonably necessary to and consistent with accomplishment of that purpose.

BHL Liquidating Trust was acquired on August 18, 2017 in conjunction with the BlackRock Defined Opportunity Credit Trust’s liquidation plan and liquidating distribution.

JPMorgan China Region Fund, Inc. Liquidation Trust was acquired on July 14, 2017 in conjuction with the JPMorgan China Region Fund, Inc.’s liquidation plan and liquidating distribution.

(f)	100 shares per contract.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

88

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

Performance as of December 31, 2017

Average Annual returns
One year	15.48%
Five years	12.44%
Ten years	4.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the S&P MidCap 400® Index Portfolio returned 15.48% versus 16.24% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P400® Index. There were no material market events or changes in strategy for the one year period that impacted the Portfolio’s relative return.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Information Technology contributed the most to the Portfolio and benchmark returns, returning 25.1%, followed by Industrials, which was up 23.6%. Only two sectors had negative returns for the year, Energy (-15.8%) and Telecommunication Services (-41.1%). (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were NVR, Inc., Take-Two Interactive Software, Inc., and Cognex Corp. The largest detractors from the Portfolio and benchmark returns for the period were Nabors Industries Ltd., Mallinckodt PLC., and Frontier Communications Corp. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

89	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Take-Two Interactive Software, Inc.	0.7
2. SVB Financial Group	0.7
3. NVR, Inc.	0.7
4. MSCI, Inc.	0.6
5. Teleflex, Inc.	0.6
6. Huntington Ingalls Industries, Inc.	0.6
7. Cognex Corp.	0.6
8. Broadridge Financial Solutions, Inc.	0.6
9. Trimble, Inc.	0.6
10. Steel Dynamics, Inc.	0.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	17.3
Financials	17.2
Industrials	15.7
Consumer Discretionary	12.0
Real Estate	9.0
Health Care	7.5
Materials	7.1
Utilities	5.2
Energy	4.2
Consumer Staples	3.8
Telecommunication Services	0.1

99.1

90

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 12.0%
Aaron’s, Inc. (Specialty Retail)		3,071	$122,379
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	2,989	125,687
AMC Networks, Inc. Class A (Media)	(a)	2,481	134,172
American Eagle Outfitters, Inc. (Specialty Retail)		8,289	155,833
AutoNation, Inc. (Specialty Retail)	(a)	2,926	150,192
Bed Bath & Beyond, Inc. (Specialty Retail)		7,055	155,139
Big Lots, Inc. (Multiline Retail)		2,091	117,410
Brinker International, Inc. (Hotels, Restaurants & Leisure)		2,284	88,711
Brunswick Corp. (Leisure Products)		4,321	238,606
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	765	119,608
Cable One, Inc. (Media)		231	162,474
CalAtlantic Group, Inc. (Household Durables)		3,752	211,575
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		2,332	273,987
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		2,097	101,033
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		639	148,695
Cinemark Holdings, Inc. (Media)		5,221	181,795
Cooper Tire & Rubber Co. (Auto Components)		2,526	89,294
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		1,182	187,808
Dana, Inc. (Auto Components)		7,138	228,487
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,572	126,153
Delphi Technologies PLC (Auto Components)	(a)	4,381	229,871
Dick’s Sporting Goods, Inc. (Specialty Retail)		4,073	117,058
Dillard’s, Inc. Class A (Multiline Retail)		1,037	62,272
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		2,154	407,020
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		4,450	286,892
GameStop Corp. Class A (Specialty Retail)		4,996	89,678
Gentex Corp. (Auto Components)		13,990	293,091
Graham Holdings Co. Class B (Diversified Consumer Svs.)		228	127,304
Helen of Troy Ltd. (Household Durables)	(a)	1,343	129,398
ILG, Inc. (Hotels, Restaurants & Leisure)		5,196	147,982
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)		1,205	48,019
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		1,452	142,456
John Wiley & Sons, Inc. Class A (Media)		2,199	144,584
KB Home (Household Durables)		4,146	132,465
Live Nation Entertainment, Inc. (Media)	(a)	6,605	281,175
Meredith Corp. (Media)		1,948	128,665
Michaels Cos., Inc. / The (Specialty Retail)	(a)	5,447	131,763
Murphy U.S.A., Inc. (Specialty Retail)	(a)	1,594	128,094
New York Times Co. / The Class A (Media)		6,202	114,737
NVR, Inc. (Household Durables)	(a)	171	599,906
Office Depot, Inc. (Specialty Retail)		25,264	89,435
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		1,260	70,699
Polaris Industries, Inc. (Leisure Products)		2,866	355,355
Pool Corp. (Distributors)		1,979	256,577
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	6,325	118,657
Service Corp. International (Diversified Consumer Svs.)		9,239	344,800
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		3,839	255,562
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	6,599	249,706
Sotheby’s (Diversified Consumer Svs.)	(a)	1,835	94,686
TEGNA, Inc. (Media)		10,614	149,445
Tempur Sealy International, Inc. (Household Durables)	(a)	2,272	142,432

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		3,224	$169,840
Thor Industries, Inc. (Automobiles)		2,415	363,989
Toll Brothers, Inc. (Household Durables)		7,251	348,193
TRI Pointe Group, Inc. (Household Durables)	(a)	7,409	132,769
Tupperware Brands Corp. (Household Durables)		2,510	157,377
Urban Outfitters, Inc. (Specialty Retail)	(a)	3,946	138,347
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		8,946	146,893
Williams-Sonoma, Inc. (Specialty Retail)		3,829	197,959

			10,644,189

CONSUMER STAPLES – 3.8%
Avon Products, Inc. (Personal Products)	(a)	21,709	46,674
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	427	81,600
Casey’s General Stores, Inc. (Food & Staples Retailing)		1,885	211,007
Dean Foods Co. (Food Products)		4,485	51,847
Edgewell Personal Care Co. (Personal Products)	(a)	2,760	163,916
Energizer Holdings, Inc. (Household Products)		2,992	143,556
Flowers Foods, Inc. (Food Products)		9,090	175,528
Hain Celestial Group, Inc. / The (Food Products)	(a)	5,114	216,783
Ingredion, Inc. (Food Products)		3,535	494,193
Lamb Weston Holdings, Inc. (Food Products)		7,206	406,779
Lancaster Colony Corp. (Food Products)		962	124,300
Nu Skin Enterprises, Inc. Class A (Personal Products)		2,439	166,413
Post Holdings, Inc. (Food Products)	(a)	3,258	258,131
Sanderson Farms, Inc. (Food Products)		987	136,976
Snyder’s-Lance, Inc. (Food Products)		4,225	211,588
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	6,097	148,462
Tootsie Roll Industries, Inc. (Food Products)		931	33,888
TreeHouse Foods, Inc. (Food Products)	(a)	2,822	139,576
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	2,507	123,520

			3,334,737

ENERGY – 4.2%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	9,963	121,050
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	10,213	149,416
Core Laboratories N.V. (Energy Equip. & Svs.)		2,171	237,833
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)	(a)	3,182	59,153
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	1,866	89,008
Energen Corp. (Oil, Gas & Consumable Fuels)	(a)	4,788	275,645
Ensco PLC Class A (Energy Equip. & Svs.)		21,471	126,894
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8,117	103,573
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		8,734	447,356
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a)	4,749	147,836
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		7,991	248,121
Nabors Industries Ltd. (Energy Equip. & Svs.)		15,643	106,842
Oceaneering International, Inc. (Energy Equip. & Svs.)		4,848	102,487
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		10,954	252,052
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		5,421	192,174
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	11,864	113,539
Rowan Cos. PLC Class A (Energy Equip. & Svs.)	(a)	5,605	87,774
SM Energy Co. (Oil, Gas & Consumable Fuels)		5,050	111,504

91	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
ENERGY (continued)
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	25,240	$140,839
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	7,540	72,610
Transocean Ltd. (Energy Equip. & Svs.)	(a)	19,292	206,039
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		3,331	93,734
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	19,588	275,603

			3,761,082

FINANCIALS – 17.2%
Alleghany Corp. (Insurance)	(a)	759	452,432
American Financial Group, Inc. (Insurance)		3,388	367,733
Aspen Insurance Holdings Ltd. (Insurance)		2,926	118,796
Associated Banc-Corp. (Banks)		7,447	189,154
BancorpSouth Bank (Banks)		4,137	130,109
Bank of Hawaii Corp. (Banks)		2,095	179,541
Bank of the Ozarks (Banks)		5,982	289,828
Brown & Brown, Inc. (Insurance)		5,708	293,734
Cathay General Bancorp (Banks)		3,747	158,011
Chemical Financial Corp. (Banks)		3,510	187,680
CNO Financial Group, Inc. (Insurance)		8,266	204,088
Commerce Bancshares, Inc. (Banks)		4,624	258,204
Cullen / Frost Bankers, Inc. (Banks)		2,832	268,049
East West Bancorp, Inc. (Banks)		7,123	433,292
Eaton Vance Corp. (Capital Markets)		5,818	328,077
FactSet Research Systems, Inc. (Capital Markets)		1,927	371,448
Federated Investors, Inc. Class B (Capital Markets)		4,672	168,566
First American Financial Corp. (Insurance)		5,454	305,642
First Horizon National Corp. (Banks)		15,998	319,800
FNB Corp. (Banks)		15,911	219,890
Fulton Financial Corp. (Banks)		8,632	154,513
Genworth Financial, Inc. Class A (Insurance)	(a)	24,628	76,593
Hancock Holding Co. (Banks)		4,197	207,751
Hanover Insurance Group, Inc. / The (Insurance)		2,082	225,023
Home BancShares, Inc. (Banks)		7,798	181,303
Interactive Brokers Group, Inc. Class A (Capital Markets)		3,500	207,235
International Bancshares Corp. (Banks)		2,673	106,118
Janus Henderson Group PLC (Capital Markets)		8,891	340,170
Kemper Corp. (Insurance)		2,405	165,704
Legg Mason, Inc. (Capital Markets)		4,211	176,778
MarketAxess Holdings, Inc. (Capital Markets)		1,848	372,834
MB Financial, Inc. (Banks)		4,136	184,135
Mercury General Corp. (Insurance)		1,801	96,245
MSCI, Inc. (Capital Markets)		4,439	561,711
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		24,100	313,782
Old Republic International Corp. (Insurance)		12,099	258,677
PacWest Bancorp (Banks)		6,353	320,191
Pinnacle Financial Partners, Inc. (Banks)		3,635	241,000
Primerica, Inc. (Insurance)		2,180	221,379
Prosperity Bancshares, Inc. (Banks)		3,423	239,850
Reinsurance Group of America, Inc. (Insurance)		3,173	494,766
RenaissanceRe Holdings Ltd. (Insurance)		1,972	247,663
SEI Investments Co. (Capital Markets)		6,446	463,210
Signature Bank (Banks)	(a)	2,645	363,053
SLM Corp. (Consumer Finance)	(a)	21,276	240,419
Sterling Bancorp (Banks)		11,054	271,928
Stifel Financial Corp. (Capital Markets)		3,372	200,836
SVB Financial Group (Banks)	(a)	2,597	607,101
Synovus Financial Corp. (Banks)		5,872	281,504
TCF Financial Corp. (Banks)		8,468	173,594
Texas Capital Bancshares, Inc. (Banks)	(a)	2,447	217,538
Trustmark Corp. (Banks)		3,343	106,508
UMB Financial Corp. (Banks)		2,162	155,491

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Umpqua Holdings Corp. (Banks)		10,841	$225,493
United Bankshares, Inc. (Banks)		5,172	179,727
Valley National Bancorp (Banks)		13,023	146,118
Washington Federal, Inc. (Thrifts & Mortgage Finance)		4,296	147,138
Webster Financial Corp. (Banks)		4,536	254,742
Wintrust Financial Corp. (Banks)		2,754	226,847
WR Berkley Corp. (Insurance)		4,742	339,764

			15,238,506

HEALTH CARE – 7.5%
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	2,070	387,939
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	4,030	131,499
Akorn, Inc. (Pharmaceuticals)	(a)	4,622	148,967
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	8,911	129,655
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	996	237,715
Bio-Techne Corp. (Life Sciences Tools & Svs.)		1,846	239,149
Bioverativ, Inc. (Biotechnology)	(a)	5,333	287,555
Catalent, Inc. (Pharmaceuticals)	(a)	6,545	268,869
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	2,333	255,347
Endo International PLC (Pharmaceuticals)	(a)	9,916	76,849
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	3,576	146,974
Halyard Health, Inc. (Health Care Equip. & Supplies)	(a)	2,309	106,630
HealthSouth Corp. (Health Care Providers & Svs.)		4,863	240,281
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		3,245	273,521
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	2,774	120,946
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	1,940	96,612
LivaNova PLC (Health Care Equip. & Supplies)	(a)	2,139	170,949
Mallinckrodt PLC (Pharmaceuticals)	(a)	4,680	105,581
Masimo Corp. (Health Care Equip. & Supplies)	(a)	2,342	198,602
Medidata Solutions, Inc. (Health Care Technology)	(a)	2,885	182,822
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	4,617	246,732
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	2,163	165,859
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	2,515	147,102
Owens & Minor, Inc. (Health Care Providers & Svs.)		3,021	57,036
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	2,615	116,132
STERIS PLC (Health Care Equip. & Supplies)		4,190	366,499
Teleflex, Inc. (Health Care Equip. & Supplies)		2,216	551,385
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	3,980	60,337
United Therapeutics Corp. (Biotechnology)	(a)	2,129	314,986
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	2,189	440,230
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		3,658	360,935

			6,633,695

INDUSTRIALS – 15.7%
AECOM (Construction & Engineering)	(a)	7,765	288,470
AGCO Corp. (Machinery)		3,251	232,219
Avis Budget Group, Inc. (Road & Rail)	(a)	3,530	154,896
Brink’s Co. / The (Commercial Svs. & Supplies)		2,489	195,884
Carlisle Cos., Inc. (Industrial Conglomerates)		3,055	347,201
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	2,551	138,264
Copart, Inc. (Commercial Svs. & Supplies)	(a)	9,910	428,013

92	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Crane Co. (Machinery)		2,486	$221,801
Curtiss-Wright Corp. (Aerospace & Defense)		2,173	264,780
Deluxe Corp. (Commercial Svs. & Supplies)		2,369	182,034
Donaldson Co., Inc. (Machinery)		6,403	313,427
Dun & Bradstreet Corp. / The (Professional Svs.)		1,812	214,559
Dycom Industries, Inc. (Construction & Engineering)	(a)	1,524	169,819
EMCOR Group, Inc. (Construction & Engineering)		2,898	236,912
EnerSys (Electrical Equip.)		2,075	144,482
Esterline Technologies Corp. (Aerospace & Defense)	(a)	1,302	97,259
GATX Corp. (Trading Companies & Distributors)		1,886	117,234
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	3,040	239,339
Graco, Inc. (Machinery)		8,300	375,326
Granite Construction, Inc. (Construction & Engineering)		1,966	124,703
Herman Miller, Inc. (Commercial Svs. & Supplies)		2,951	118,188
HNI Corp. (Commercial Svs. & Supplies)		2,138	82,463
Hubbell, Inc. (Electrical Equip.)		2,694	364,606
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		2,237	527,261
IDEX Corp. (Machinery)		3,763	496,603
ITT, Inc. (Machinery)		4,340	231,626
JetBlue Airways Corp. (Airlines)	(a)	15,798	352,927
KBR, Inc. (Construction & Engineering)		6,902	136,867
Kennametal, Inc. (Machinery)		3,993	193,301
Kirby Corp. (Marine)	(a)	2,651	177,087
KLX, Inc. (Aerospace & Defense)	(a)	2,537	173,150
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		6,314	276,048
Landstar System, Inc. (Road & Rail)		2,064	214,862
Lennox International, Inc. (Building Products)		1,853	385,906
Lincoln Electric Holdings, Inc. (Machinery)		3,043	278,678
ManpowerGroup, Inc. (Professional Svs.)		3,265	411,749
MSA Safety, Inc. (Commercial Svs. & Supplies)		1,668	129,303
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		2,194	212,072
Nordson Corp. (Machinery)		2,501	366,146
NOW, Inc. (Trading Companies & Distributors)	(a)	5,313	58,602
Old Dominion Freight Line, Inc. (Road & Rail)		3,368	443,060
Orbital ATK, Inc. (Aerospace & Defense)		2,843	373,855
Oshkosh Corp. (Machinery)		3,704	336,657
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		9,211	102,979
Regal Beloit Corp. (Electrical Equip.)		2,183	167,218
Rollins, Inc. (Commercial Svs. & Supplies)		4,722	219,715
Ryder System, Inc. (Road & Rail)		2,607	219,431
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,746	316,288
Terex Corp. (Machinery)		3,942	190,083
Timken Co. / The (Machinery)		3,365	165,390
Toro Co. / The (Machinery)		5,307	346,176
Trinity Industries, Inc. (Machinery)		7,479	280,163
Valmont Industries, Inc. (Construction & Engineering)		1,115	184,923
Wabtec Corp. (Machinery)		4,195	341,599
Watsco, Inc. (Trading Companies & Distributors)		1,504	255,740
Werner Enterprises, Inc. (Road & Rail)		2,211	85,455
Woodward, Inc. (Machinery)		2,716	207,883

			13,910,682

INFORMATION TECHNOLOGY – 17.3%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	5,615	48,514
ACI Worldwide, Inc. (Software)	(a)	5,848	132,574

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Acxiom Corp. (IT Svs.)	(a)	3,901	$107,512
ARRIS International PLC (Communications Equip.)	(a)	8,697	223,426
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,333	348,417
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		5,958	236,056
Belden, Inc. (Electronic Equip., Instr. & Comp.)		2,077	160,282
Blackbaud, Inc. (Software)		2,361	223,091
Broadridge Financial Solutions, Inc. (IT Svs.)		5,748	520,654
Cars.com, Inc. (Internet Software & Svs.)	(a)	3,531	101,834
CDK Global, Inc. (Software)		6,476	461,609
Ciena Corp. (Communications Equip.)	(a)	7,029	147,117
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	3,137	162,685
Cognex Corp. (Electronic Equip., Instr. & Comp.)		8,519	521,022
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,213	342,333
CommVault Systems, Inc. (Software)	(a)	2,115	111,037
Convergys Corp. (IT Svs.)		4,552	106,972
CoreLogic, Inc. (IT Svs.)	(a)	4,058	187,520
Cree, Inc. (Semiconductors & Equip.)	(a)	4,835	179,572
Cypress Semiconductor Corp. (Semiconductors & Equip.)		16,437	250,500
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		3,726	60,920
DST Systems, Inc. (IT Svs.)		2,967	184,162
Fair Isaac Corp. (Software)		1,477	226,276
First Solar, Inc. (Semiconductors & Equip.)	(a)	4,011	270,823
Fortinet, Inc. (Software)	(a)	7,367	321,864
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	6,544	194,553
InterDigital, Inc. (Communications Equip.)		1,713	130,445
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,851	396,355
j2 Global, Inc. (Internet Software & Svs.)		2,385	178,947
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		8,703	228,454
Jack Henry & Associates, Inc. (IT Svs.)		3,806	445,150
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,134	379,974
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	4,412	64,680
Leidos Holdings, Inc. (IT Svs.)		7,007	452,442
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,120	221,558
LogMeIn, Inc. (Internet Software & Svs.)		2,597	297,356
Manhattan Associates, Inc. (Software)	(a)	3,401	168,486
MAXIMUS, Inc. (IT Svs.)		3,209	229,700
Microsemi Corp. (Semiconductors & Equip.)	(a)	5,793	299,208
MKS Instruments, Inc. (Semiconductors & Equip.)		2,677	252,976
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,875	210,675
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		5,280	219,806
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	6,000	203,940
NetScout Systems, Inc. (Communications Equip.)	(a)	4,292	130,691
Plantronics, Inc. (Communications Equip.)		1,628	82,019
PTC, Inc. (Software)	(a)	5,700	346,389
Sabre Corp. (IT Svs.)		10,281	210,760
Science Applications International Corp. (IT Svs.)		2,130	163,094
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	2,099	185,342
Synaptics, Inc. (Semiconductors & Equip.)	(a)	1,676	66,939
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		1,439	195,632
Take-Two Interactive Software, Inc. (Software)	(a)	5,614	616,305
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,712	167,725
Teradata Corp. (IT Svs.)	(a)	5,961	229,260
Teradyne, Inc. (Semiconductors & Equip.)		9,683	405,427

93	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,412	$504,424
Tyler Technologies, Inc. (Software)	(a)	1,721	304,703
Ultimate Software Group, Inc. / The (Software)	(a)	1,398	305,086
VeriFone Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,518	97,724
Versum Materials, Inc. (Semiconductors & Equip.)		5,339	202,081
ViaSat, Inc. (Communications Equip.)	(a)	2,668	199,700
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		6,496	134,792
WEX, Inc. (IT Svs.)	(a)	1,967	277,799
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	2,621	272,060

			15,309,429

MATERIALS – 7.1%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	6,211	149,934
AptarGroup, Inc. (Containers & Packaging)		3,072	265,052
Ashland Global Holdings, Inc. (Chemicals)		3,059	217,801
Bemis Co., Inc. (Containers & Packaging)		4,474	213,812
Cabot Corp. (Chemicals)		3,052	187,973
Carpenter Technology Corp. (Metals & Mining)		2,307	117,634
Chemours Co. / The (Chemicals)		9,124	456,747
Commercial Metals Co. (Metals & Mining)		5,713	121,801
Compass Minerals International, Inc. (Metals & Mining)		1,669	120,585
Domtar Corp. (Paper & Forest Products)		3,088	152,918
Eagle Materials, Inc. (Construction Materials)		2,395	271,354
Greif, Inc. Class A (Containers & Packaging)		1,275	77,240
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	7,140	187,496
Minerals Technologies, Inc. (Chemicals)		1,741	119,868
NewMarket Corp. (Chemicals)		455	180,812
Olin Corp. (Chemicals)		8,169	290,653
Owens-Illinois, Inc. (Containers & Packaging)	(a)	8,036	178,158
PolyOne Corp. (Chemicals)		3,981	173,174
Reliance Steel & Aluminum Co. (Metals & Mining)		3,590	307,986
Royal Gold, Inc. (Metals & Mining)		3,225	264,837
RPM International, Inc. (Chemicals)		6,579	344,871
Scotts Miracle-Gro Co. / The (Chemicals)		2,015	215,585
Sensient Technologies Corp. (Chemicals)		2,142	156,687
Silgan Holdings, Inc. (Containers & Packaging)		3,647	107,185
Sonoco Products Co. (Containers & Packaging)		4,898	260,280
Steel Dynamics, Inc. (Metals & Mining)		11,672	503,413
United States Steel Corp. (Metals & Mining)		8,614	303,127
Valvoline, Inc. (Chemicals)		9,946	249,247
Worthington Industries, Inc. (Metals & Mining)		2,208	97,284

			6,293,514

REAL ESTATE – 9.0%
Alexander & Baldwin, Inc. (Equity REIT)		2,280	63,247
American Campus Communities, Inc. (Equity REIT)		6,719	275,681
Camden Property Trust (Equity REIT)		4,565	420,254
CoreCivic, Inc. (Equity REIT)		5,831	131,198
CoreSite Realty Corp. (Equity REIT)		1,675	190,783
Corporate Office Properties Trust (Equity REIT)		4,907	143,284
Cousins Properties, Inc. (Equity REIT)		20,721	191,669
CyrusOne, Inc. (Equity REIT)		4,499	267,825
DCT Industrial Trust, Inc. (Equity REIT)		4,591	269,859
Douglas Emmett, Inc. (Equity REIT)		7,848	322,239
Education Realty Trust, Inc. (Equity REIT)		3,729	130,217
EPR Properties (Equity REIT)		3,155	206,526
First Industrial Realty Trust, Inc. (Equity REIT)		5,913	186,082
GEO Group, Inc. / The (Equity REIT)		6,120	144,432

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Healthcare Realty Trust, Inc. (Equity REIT)		6,149	$197,506
Highwoods Properties, Inc. (Equity REIT)		5,084	258,826
Hospitality Properties Trust (Equity REIT)		8,095	241,636
JBG SMITH Properties (Equity REIT)		4,607	160,001
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		2,236	333,007
Kilroy Realty Corp. (Equity REIT)		4,846	361,754
Lamar Advertising Co. Class A (Equity REIT)		4,139	307,279
LaSalle Hotel Properties (Equity REIT)		5,586	156,799
Liberty Property Trust (Equity REIT)		7,262	312,339
Life Storage, Inc. (Equity REIT)		2,295	204,416
Mack-Cali Realty Corp. (Equity REIT)		4,433	95,575
Medical Properties Trust, Inc. (Equity REIT)		17,928	247,048
National Retail Properties, Inc. (Equity REIT)		7,489	323,001
Omega Healthcare Investors, Inc. (Equity REIT)		9,757	268,708
Potlatch Corp. (Equity REIT)		2,004	100,000
Quality Care Properties, Inc. (Equity REIT)	(a)	4,629	63,926
Rayonier, Inc. (Equity REIT)		6,360	201,167
Sabra Health Care REIT, Inc. (Equity REIT)		8,777	164,744
Senior Housing Properties Trust (Equity REIT)		11,703	224,112
Tanger Factory Outlet Centers, Inc. (Equity REIT)		4,654	123,378
Taubman Centers, Inc. (Equity REIT)		2,991	195,701
Uniti Group, Inc. (Equity REIT)	(a)	8,138	144,775
Urban Edge Properties (Equity REIT)		5,223	133,134
Washington Prime Group, Inc. (Equity REIT)		9,166	65,262
Weingarten Realty Investors (Equity REIT)		5,883	193,374

			8,020,764

TELECOMMUNICATION SERVICES – 0.1%
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		4,518	125,601

UTILITIES – 5.2%
Aqua America, Inc. (Water Utilities)		8,753	343,380
Atmos Energy Corp. (Gas Utilities)		5,468	469,647
Black Hills Corp. (Multi-Utilities)		2,638	158,570
Great Plains Energy, Inc. (Electric Utilities)		10,631	342,743
Hawaiian Electric Industries, Inc. (Electric Utilities)		5,354	193,547
IDACORP, Inc. (Electric Utilities)		2,481	226,664
MDU Resources Group, Inc. (Multi-Utilities)		9,629	258,828
National Fuel Gas Co. (Gas Utilities)		4,216	231,501
New Jersey Resources Corp. (Gas Utilities)		4,282	172,136
NorthWestern Corp. (Multi-Utilities)		2,392	142,802
OGE Energy Corp. (Electric Utilities)		9,843	323,933
ONE Gas, Inc. (Gas Utilities)		2,579	188,938
PNM Resources, Inc. (Electric Utilities)		3,930	158,969
Southwest Gas Holdings, Inc. (Gas Utilities)		2,351	189,208
UGI Corp. (Gas Utilities)		8,532	400,577
Vectren Corp. (Multi-Utilities)		4,087	265,737
Westar Energy, Inc. (Electric Utilities)		7,004	369,811
WGL Holdings, Inc. (Gas Utilities)		2,521	216,403

			4,653,394

Total Common Stocks (Cost $82,066,784)			$87,925,593

Money Market Funds – 1.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		910,494	$910,403

Total Money Market Funds (Cost $910,481)			$ 910,403

Total Investments – 100.1% (Cost $82,977,265)	(b)		$88,835,996
Liabilities in Excess of Other Assets – (0.1)%	(c)		(53,259)

Net Assets – 100.0%			$88,782,737

94	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $24,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2017

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P Midcap 400 Index - Long	4	March 16, 2018	$753,207	$760,960	$7,753	$16,113

The accompanying notes are an integral part of these financial statements.

95

Ohio National Fund, Inc.	Bristol Growth Portfolio (Unaudited)

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2017

Average Annual returns
One year	29.71%
Five years	18.06%
Ten years	9.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Bristol Growth Portfolio returned 29.71% versus 30.21% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period. With the Infrastructure Plan up next in the Federal government queue, we expect the market to continue to grind higher, and remain optimistic that our focus on company and industry specific fundamentals will drive outperformance going forward. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. Stock selections in Consumer Discretionary and Health Care contributed to relative performance, as did an overweight to Consumer Staples. Top detractors were stock selections within Consumer Staples and Financials, as well as an underweight to Telecommunication Services. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Amazon.com Inc., which continued strong trends in Amazon Prime subscriber additions as well as market share gains from traditional brick and mortar retail. Apple, Inc. contributed, as it had new product introductions at higher prices and higher margins driving upside to earnings expectations. Facebook, Inc. Class A contributed, as the company continued its growth in advertising as the company takes market share from more traditional advertisers and Instagram becoming a larger contributor and driver for growth. (1)

The key detractor was IMAX Corp., which declined due to weak box office numbers, combined with market share loss to traditional movie screens. Additionally, a slower growth of new theaters internationally caused a revenue miss. Envision Healthcare Corp. detracted with a weak earnings report on lower volumes, lower margins and concerns about overbilling of customers. AT&T, Inc. detracted with a weak earnings report driven by lower video subscribers and concerns regarding price competition in wireless. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

96	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Unaudited) (Continued)

  Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	99.1
Money Market Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	4.8
2.	Apple, Inc.	4.8
3.	Microsoft Corp.	4.7
4.	Alphabet, Inc. Class C	4.2
5.	Facebook, Inc. Class A	3.7
6.	Goldman Sachs Group, Inc. / The	2.5
7.	FedEx Corp.	2.5
8.	Capital One Financial Corp.	2.3
9.	Aerie Pharmaceuticals, Inc.	2.2
10.	Lockheed Martin Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	36.1
Industrials	23.1
Consumer Discretionary	17.3
Health Care	10.8
Financials	6.8
Consumer Staples	4.0
Telecommunication Services	1.0

99.1

97

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 17.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,310	$6,209,886
CBS Corp. Class B (Media)		42,379	2,500,361
D.R. Horton, Inc. (Household Durables)		50,259	2,566,727
McDonald’s Corp. (Hotels, Restaurants & Leisure)		14,494	2,494,707
MGM Resorts International (Hotels, Restaurants & Leisure)		75,060	2,506,253
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		47,884	2,117,909
Time Warner, Inc. (Media)		13,999	1,280,489
Walt Disney Co. / The (Media)		23,060	2,479,181

			22,155,513

CONSUMER STAPLES – 4.0%
Constellation Brands, Inc. Class A (Beverages)		4,947	1,130,736
Mondelez International, Inc. Class A (Food Products)		39,232	1,679,130
Philip Morris International, Inc. (Tobacco)		22,290	2,354,938

			5,164,804

FINANCIALS – 6.8%
Capital One Financial Corp. (Consumer Finance)		29,061	2,893,894
Citigroup, Inc. (Banks)		33,787	2,514,091
Goldman Sachs Group, Inc. / The (Capital Markets)		12,723	3,241,311

			8,649,296

HEALTH CARE – 10.8%
Abbott Laboratories (Health Care Equip. & Supplies)		41,588	2,373,427
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	46,384	2,771,444
Celgene Corp. (Biotechnology)	(a)	24,422	2,548,680
Medtronic PLC (Health Care Equip. & Supplies)		18,197	1,469,408
Sage Therapeutics, Inc. (Biotechnology)	(a)	14,169	2,333,776
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		10,311	2,273,163

			13,769,898

INDUSTRIALS – 23.1%
AECOM (Construction & Engineering)	(a)	67,236	2,497,817
Boeing Co. / The (Aerospace & Defense)		8,773	2,587,246
Caterpillar, Inc. (Machinery)		8,862	1,396,474
Delta Air Lines, Inc. (Airlines)		45,817	2,565,752
FedEx Corp. (Air Freight & Logistics)		12,777	3,188,373
Hexcel Corp. (Aerospace & Defense)		32,342	2,000,353
Lockheed Martin Corp. (Aerospace & Defense)		8,328	2,673,704
Quanta Services, Inc. (Construction & Engineering)	(a)	62,457	2,442,693

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Raytheon Co. (Aerospace & Defense)		14,091	$2,646,994
Rockwell Automation, Inc. (Electrical Equip.)		13,169	2,585,733
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	28,142	2,577,526
Xylem, Inc. (Machinery)		34,374	2,344,307

			29,506,972

INFORMATION TECHNOLOGY – 36.1%
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	13,135	2,264,868
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	1,759	1,852,931
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,170	5,409,888
Apple, Inc. (Tech. Hardware, Storage & Periph.)		36,016	6,094,988
Broadcom Ltd. (Semiconductors & Equip.)		7,307	1,877,168
Cisco Systems, Inc. (Communications Equip.)		61,524	2,356,369
CommScope Holding Co., Inc. (Communications Equip.)	(a)	58,338	2,206,926
DXC Technology Co. (IT Svs.)		25,756	2,444,244
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	27,029	4,769,537
First Solar, Inc. (Semiconductors & Equip.)	(a)	18,725	1,264,312
Intel Corp. (Semiconductors & Equip.)		28,568	1,318,699
Marvell Technology Group Ltd. (Semiconductors & Equip.)		114,872	2,466,302
Mastercard, Inc. Class A (IT Svs.)		10,149	1,536,153
Microsoft Corp. (Software)		69,902	5,979,417
salesforce.com, Inc. (Software)	(a)	23,733	2,426,225
VMware, Inc. Class A (Software)	(a)	15,946	1,998,353

			46,266,380

TELECOMMUNICATION SERVICES – 1.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	20,447	1,298,589

UTILITIES – 0.0%
Evoqua Water Technologies Corp. (Water Utilities)	(a)	1,446	34,285

Total Common Stocks (Cost $106,155,987)			$126,845,737

Money Market Funds – 0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		1,016,458	$1,016,356

Total Money Market Funds (Cost $1,016,374)			$1,016,356

Total Investments – 99.9% (Cost $107,172,361)	(b)		$127,862,093
Other Assets in Excess of Liabilities – 0.1%			186,963

Net Assets – 100.0%			$128,049,056

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

98

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2017

Average Annual returns
One year	17.63%
Since inception (5/1/14)	7.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.04% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2017, the Risk Managed Balanced Portfolio returned 17.63% versus 13.29% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Balanced Component of the Portfolio, sub-advised by Janus Capital Management LLC, seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities. Equities outperformed fixed income during the period, and the Portfolio’s overweight to equity securities was a large driver of the Balanced Component’s outperformance. Our equity allocation may vary based on market conditions, and our positioning reflected our belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the period. (1)

Within the fixed income sleeve of the Balanced Component, our positioning in U.S. Treasury Securities led relative asset class contributors. The Treasury curve flattened, with shorter-dated yields rising and 10- and 30-year yields falling. Our significant underweight allocation to the asset class proved beneficial in a rising rate environment and our bias toward 10- and 30-year Treasuries also aided results. Our corporate credit positioning further contributed to relative performance. Corporate credit spreads tightened dramatically over the period, supported by solid earnings results, a positive U.S. economic outlook and the prospect of U.S. tax reform. As such, our overweight allocation to investment-grade corporates contributed positively to performance. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly beneficial, as “riskier” assets generally performed well during the period. For similar reasons, our out-of-index allocation to high yield was another leading contributor. While our focus on securities that can provide greater spread carry (a measure of excess income) than the index also supported results, our limited exposure to longer-dated corporate credit held back performance during the year. Many benchmark constituents benefited from the decline in long-term rates. A lack of exposure to government-related securities also weighed on results. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. In the equity portion of the Balanced Component, security selection in Industrials and Information Technology led the Portfolio’s outperformance. Our underweight to the Energy and Telecommunication Services sectors also contributed to relative performance, as these were the two worst performing sectors in the S&P 500 Index during the period. Security selection in the Health Care and Consumer Discretionary sectors weighed modestly on relative results. (1)

In the fixed income portion of the Balanced Component, at the credit sector level, banking and brokerage, asset managers and exchanges were among the largest relative contributors. Financials generally performed well throughout the period, benefiting from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Our overweight allocations in both sectors benefited relative results. Security selection in banking was also accretive. An overweight allocation to the Information Technology sector further supported results. Electric utilities led relative sector-level detractors, as our limited exposure to longer-dated securities held back results. Other holdings in pharmaceuticals and independent energy stocks also detracted. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over the year, this allocation ranged between 18.4% and 20.3% of the Portfolio. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. Over the year, compared to the Balanced Component, the Risk Managed Balanced Portfolio’s realized volatility was slightly higher by 0.2%. Also, while the Risk Managed Component contributed 2.9% to the absolute return of the Portfolio, the Portfolio had a slightly lower cumulative return over the year than it would have had if the entire Portfolio had been invested as was the Balanced Component. Due to the slightly higher volatility and slightly lower return achieved, the risk-adjusted return of the Portfolio was not enhanced in comparison to the Balanced Component. However, during a low volatility environment such as 2017, it is not anticipated that the Risk Management Component would have a material impact on the overall Portfolio’s realized volatility or risk-adjusted return. The underperformance of the Risk Management Component on a non-risk adjusted basis was attributable to losses on index-based options resulting from the time decay of premium value, which was somewhat offset by gains on the Treasury-related futures held over the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Unaudited) (Continued)

A. Aerospace company The Boeing Co. was the Portfolio’s top individual contributor to relative performance. Boeing benefited from continued strength in global air traffic and strong demand for its 777 and 787 planes. We also have a favorable opinion of the company’s ambitious goals for growing its newly integrated services business, which combined its defense and commercial servicing facilities. (1)

Mastercard, Inc. Class A (“Mastercard”) also performed well. Our investment theme for Mastercard continues to play out, as the company has benefited from consumers and businesses switching from cash and check to plastic and electronic payments. The company continues to take market share, particularly outside of the U.S., where many markets have a lower penetration of electronic payments and are experiencing significantly faster growth in electronic purchase volume. (1)

Financial services company Raymond James Financial, Inc. (“Raymond James”) was a leading corporate credit contributor. Raymond James received credit ratings upgrades by both Standard & Poor’s and Moody’s over the period, creating positive investor sentiment. We like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet. (1)

Our lack of exposure to Amazon.com, Inc. was the leading benchmark-relative detractor. This Portfolio targets reasonably valued securities, and, while we like the company’s fundamentals, we believe the stock’s valuation is expensive. Similarly, not owning Facebook, Inc. Class A detracted on a relative basis. While we like the company’s fundamentals, we believe the stock is too expensive for the Portfolio’s emphasis on reasonably valued securities. Our lack of exposure to Petroleos Mexicanos was the leading individual detractor in the fixed income sleeve, on a relative basis. Due to the Portfolio’s U.S.-centric approach, we do not typically make meaningful allocations to emerging markets. (1)

Portfolio holdings that significantly underperformed were Allergen PLC, Mattel, Inc., and The Kroger Co. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?

A. The Risk Management Component contributed 2.9% to the absolute return of the aggregate Portfolio during the period, primarily based on the use of derivative instruments. Equity futures contributed 1.7% and purchased index options contributed 0.6% during the year, correlating with the rising value of the S&P 500 Index. The remaining 0.6% of contribution was due to Treasury future and notes, offset by expenses and other items. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

100	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Common Stocks (4)	49.2
Corporate Bonds (4)	13.6
U.S. Government Agency Mortgage-Backed Securities	7.7
U.S. Treasury Obligations	7.1
Purchased Options	6.9
Asset-Backed / Mortgage-Backed Securities (4)	2.2
Master Limited Partnerships (4)	0.5
Preferred Securities (4)	0.2
Money Market Funds Less Net Liabilities	12.6
100.0

Top 10 Portfolio Holdings as of December 31,
2017 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	2.9
2. Mastercard, Inc. Class A	2.1
3. Boeing Co. / The	2.1
4. Fannie Mae TBA 4.000%, 01/15/2048	1.9
5. Alphabet, Inc. Class C	1.8
6. U.S. Treasury Note 1.750%, 11/30/2019	1.7
7. Altria Group, Inc.	1.7
8. CME Group, Inc.	1.6
9. Home Depot, Inc. / The	1.5
10. LyondellBasell Industries N.V. Class A	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage-Backed Securities, Master Limited Partnerships):

% of Net Assets
Information Technology	13.7
Financials	11.7
Consumer Discretionary	9.9
Industrials	8.0
Consumer Staples	7.1
Health Care	6.7
Real Estate	3.1
Materials	2.3
Energy	1.9
Utilities	0.7
Telecommunication Services	0.6

65.7

101

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2017

Common Stocks – 49.2%		Shares	Value
CONSUMER DISCRETIONARY – 7.6%
Comcast Corp. Class A (Media)		108,606	$4,349,670
General Motors Co. (Automobiles)		68,924	2,825,195
Hasbro, Inc. (Leisure Products)		13,957	1,268,552
Home Depot, Inc. / The (Specialty Retail)		27,655	5,241,452
Madison Square Garden Co. / The Class A (Media)	(a)	2,615	551,373
Mattel, Inc. (Leisure Products)		23,299	358,339
McDonald’s Corp. (Hotels, Restaurants & Leisure)		10,290	1,771,115
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		41,426	2,591,196
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	15,942	848,911
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,080	3,614,499
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		16,780	1,117,045
Starbucks Corp. (Hotels, Restaurants & Leisure)		29,570	1,698,205

			26,235,552

CONSUMER STAPLES – 6.0%
Altria Group, Inc. (Tobacco)		81,732	5,836,482
Costco Wholesale Corp. (Food & Staples Retailing)		22,292	4,148,987
Dr Pepper Snapple Group, Inc. (Beverages)		16,722	1,623,037
Estee Lauder Cos., Inc. / The Class A (Personal Products)		16,357	2,081,265
Hershey Co. / The (Food Products)		15,771	1,790,166
Kimberly-Clark Corp. (Household Products)		6,142	741,094
Kroger Co. / The (Food & Staples Retailing)		63,299	1,737,558
Sysco Corp. (Food & Staples Retailing)		43,584	2,646,856

			20,605,445

ENERGY – 1.0%
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		90,087	3,307,995

FINANCIALS – 5.9%
American Express Co. (Consumer Finance)		14,512	1,441,187
CME Group, Inc. (Capital Markets)		37,402	5,462,562
Morgan Stanley (Capital Markets)		17,929	940,734
Progressive Corp. / The (Insurance)		26,384	1,485,947
Synchrony Financial (Consumer Finance)		79,065	3,052,700
TD Ameritrade Holding Corp. (Capital Markets)		53,948	2,758,361
U.S. Bancorp (Banks)		93,448	5,006,944

			20,148,435

HEALTH CARE – 5.7%
Abbott Laboratories (Health Care Equip. & Supplies)		46,872	2,674,985
AbbVie, Inc. (Biotechnology)		6,529	631,420
Aetna, Inc. (Health Care Providers & Svs.)		12,864	2,320,537
Allergan PLC (Pharmaceuticals)		13,746	2,248,571
Amgen, Inc. (Biotechnology)		26,907	4,679,127
Bristol-Myers Squibb Co. (Pharmaceuticals)		21,119	1,294,172
Eli Lilly & Co. (Pharmaceuticals)		18,518	1,564,030
Medtronic PLC (Health Care Equip. & Supplies)		44,399	3,585,219
Merck & Co., Inc. (Pharmaceuticals)		13,722	772,137

			19,770,198

INDUSTRIALS – 6.9%
Boeing Co. / The (Aerospace & Defense)		24,174	7,129,154
CSX Corp. (Road & Rail)		68,686	3,778,417
Deere & Co. (Machinery)		7,538	1,179,773
General Dynamics Corp. (Aerospace & Defense)		11,743	2,389,113
Honeywell International, Inc. (Industrial Conglomerates)		31,978	4,904,146
Northrop Grumman Corp. (Aerospace & Defense)		8,235	2,527,404
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,925	1,778,314

			23,686,321

INFORMATION TECHNOLOGY – 12.7%
Accenture PLC Class A (IT Svs.)		17,080	2,614,777
Activision Blizzard, Inc. (Software)		9,968	631,174
Adobe Systems, Inc. (Software)	(a)	24,973	4,376,269
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,129	6,413,386
Apple, Inc. (Tech. Hardware, Storage & Periph.)		29,606	5,010,223
Automatic Data Processing, Inc. (IT Svs.)		5,970	699,624
Intel Corp. (Semiconductors & Equip.)		77,451	3,575,138
Lam Research Corp. (Semiconductors & Equip.)		12,592	2,317,809
Mastercard, Inc. Class A (IT Svs.)		48,670	7,366,692

102	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		115,283	$9,861,307
salesforce.com, Inc. (Software)	(a)	7,944	812,115

			43,678,514

MATERIALS – 1.5%
LyondellBasell Industries N.V. Class A (Chemicals)		47,018	5,187,026

REAL ESTATE – 1.9%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	54,184	2,346,709
Colony NorthStar, Inc. Class A (Equity REIT)		93,222	1,063,663
Crown Castle International Corp. (Equity REIT)		11,798	1,309,696
Invitation Homes, Inc. (Equity REIT)		12,826	302,309
MGM Growth Properties, LLC Class A (Equity REIT)		27,753	809,000
Outfront Media, Inc. (Equity REIT)		38,441	891,831

			6,723,208

Total Common Stocks (Cost $131,657,081)			$169,342,694

Corporate Bonds – 13.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.7%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	$347,000	$355,241
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/15/2024	258,000	257,355
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(b)	2.800%	08/22/2024	130,000	129,575
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(b)	3.150%	08/22/2027	414,000	414,501
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(b)	4.050%	08/22/2047	154,000	165,807
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.250%	03/15/2021	173,000	175,919
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(b)	5.125%	05/01/2027	75,000	73,875
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(b)	5.000%	02/01/2028	351,000	341,348
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.908%	07/23/2025	305,000	324,198
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		3.750%	02/15/2028	81,000	77,532
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.200%	03/15/2028	172,000	170,253
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.375%	05/01/2047	89,000	91,181
Comcast Corp. (Media)		2.350%	01/15/2027	191,000	180,326
Comcast Corp. (Media)		3.300%	02/01/2027	116,000	118,310
Comcast Corp. (Media)		3.400%	07/15/2046	27,000	25,521
Cox Communications, Inc. (Media)	(b)	3.150%	08/15/2024	196,000	192,994
Cox Communications, Inc. (Media)	(b)	3.350%	09/15/2026	279,000	272,576
Cox Communications, Inc. (Media)	(b)	3.500%	08/15/2027	178,000	175,518
D.R. Horton, Inc. (Household Durables)		3.750%	03/01/2019	231,000	234,091
General Motors Co. (Automobiles)		4.875%	10/02/2023	203,000	219,647
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)		4.625%	04/01/2025	455,000	467,513
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.500%	03/01/2027	439,000	451,352
McDonald’s Corp. (Hotels, Restaurants & Leisure)		4.875%	12/09/2045	151,000	174,770
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	53,000	55,915
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	108,000	115,020
NBCUniversal Media, LLC (Media)		4.450%	01/15/2043	51,000	55,604
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		3.000%	07/15/2022	88,000	87,678
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		4.125%	07/15/2027	88,000	88,644
Time Warner, Inc. (Media)		3.600%	07/15/2025	170,000	170,340
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	144,000	156,960
Toll Brothers Finance Corp. (Household Durables)		4.375%	04/15/2023	63,000	65,363
UBM PLC (Media)	(b)	5.750%	11/03/2020	108,000	112,125

					5,997,052

CONSUMER STAPLES – 1.1%
Anheuser-Busch InBev Finance, Inc. (Beverages)		2.650%	02/01/2021	99,000	99,488
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.300%	02/01/2023	558,000	570,919
Constellation Brands, Inc. (Beverages)		4.250%	05/01/2023	250,000	264,426
Constellation Brands, Inc. (Beverages)		4.750%	12/01/2025	30,000	32,952
CVS Health Corp. (Food & Staples Retailing)		2.800%	07/20/2020	314,000	315,288
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	120,000	128,519
Danone SA (Food Products)	(b)	2.077%	11/02/2021	447,000	437,207
McCormick & Co., Inc. (Food Products)		3.150%	08/15/2024	241,000	242,223
McCormick & Co., Inc. (Food Products)		3.400%	08/15/2027	182,000	184,329
Molson Coors Brewing Co. (Beverages)		3.000%	07/15/2026	356,000	348,350
Post Holdings, Inc. (Food Products)	(b)	5.750%	03/01/2027	112,000	113,960
Post Holdings, Inc. (Food Products)	(b)	5.625%	01/15/2028	55,000	55,206
Reckitt Benckiser Treasury Services PLC (Household Products)	(b)	2.750%	06/26/2024	217,000	212,250
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	73,000	72,795

103	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Sysco Corp. (Food & Staples Retailing)		3.300%	07/15/2026	$166,000	$166,997
Sysco Corp. (Food & Staples Retailing)		3.250%	07/15/2027	99,000	98,637
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	447,000	448,249

					3,791,795

ENERGY – 0.9%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	69,000	72,567
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	92,000	97,934
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.875%	10/15/2025	156,000	176,649
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		4.250%	03/15/2023	146,000	144,905
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	133,667
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	130,000	134,235
Energy Transfer LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	166,000	181,461
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	304,000	323,988
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		3.950%	09/01/2022	159,000	164,072
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	159,000	167,913
NGPL PipeCo, LLC (Oil, Gas & Consumable Fuels)	(b)	4.375%	08/15/2022	34,000	34,574
NGPL PipeCo, LLC (Oil, Gas & Consumable Fuels)	(b)	4.875%	08/15/2027	73,000	75,737
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	198,000	201,465
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	105,000	102,135
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	121,000	121,881
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.750%	03/01/2028	55,000	55,008
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		4.680%	02/15/2045	49,000	50,287
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	64,000	65,936
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	12/15/2026	62,000	62,833
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.000%	03/15/2027	269,000	288,582
TC PipeLines LP (Oil, Gas & Consumable Fuels)		3.900%	05/25/2027	187,000	187,882
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.700%	01/15/2023	74,000	73,630
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	313,000	313,561
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	03/15/2024	15,000	15,675

					3,246,577

FINANCIALS – 3.5%
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	100,000	104,750
Bank of America Corp. (Banks)		2.503%	10/21/2022	569,000	562,869
Bank of America Corp. (Banks)	(c)	3.093%	10/01/2025	133,000	132,664
Bank of America Corp. (Banks)		4.183%	11/25/2027	266,000	277,699
Bank of America Corp. (Banks)	(c)	4.244%	04/24/2038	269,000	291,521
Bank of New York Mellon Corp. / The (Capital Markets)		2.450%	08/17/2026	44,000	41,777
Bank of New York Mellon Corp. / The (Capital Markets)		3.250%	05/16/2027	349,000	352,653
Capital One Financial Corp. (Consumer Finance)		3.300%	10/30/2024	402,000	400,453
CBOE Global Markets, Inc. (Capital Markets)		3.650%	01/12/2027	267,000	274,927
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	127,000	126,549
Charles Schwab Corp. / The (Capital Markets)		3.200%	01/25/2028	158,000	158,200
Citigroup, Inc. (Banks)	(c)	QL + 143	09/01/2023	266,000	273,800
Citigroup, Inc. (Banks)		3.200%	10/21/2026	172,000	170,608
Citigroup, Inc. (Banks)	(c)	3.887%	01/10/2028	448,000	463,587
Citizens Financial Group, Inc. (Banks)		3.750%	07/01/2024	47,000	46,960
Citizens Financial Group, Inc. (Banks)		4.350%	08/01/2025	41,000	42,636
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	355,000	372,262
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	183,000	186,892
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	94,000	94,600
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	263,000	260,746
E*TRADE Financial Corp. (Capital Markets)		3.800%	08/24/2027	229,000	228,187
General Motors Financial Co., Inc. (Consumer Finance)		3.950%	04/13/2024	529,000	544,488
Goldman Sachs Group, Inc. / The (Capital Markets)	(c)	3.272%	09/29/2025	345,000	343,531
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	02/25/2026	204,000	209,270
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	11/16/2026	543,000	546,041
JPMorgan Chase & Co. (Banks)		2.295%	08/15/2021	292,000	289,355
JPMorgan Chase & Co. (Banks)		3.375%	05/01/2023	370,000	376,035
JPMorgan Chase & Co. (Banks)		3.875%	09/10/2024	93,000	96,989
JPMorgan Chase & Co. (Banks)	(c)	3.782%	02/01/2028	374,000	387,448
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	134,000	139,561
LeasePlan Corp. N.V. (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	352,000	352,040
Morgan Stanley (Capital Markets)	(c)	3.591%	07/22/2028	502,000	506,471
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	27,000	27,510
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(b)	5.250%	01/15/2028	269,000	265,557
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	132,000	132,583
Raymond James Financial, Inc. (Capital Markets)		4.950%	07/15/2046	236,000	266,573
Santander U.K. PLC (Banks)	(b)	5.000%	11/07/2023	857,000	915,755

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
SVB Financial Group (Banks)		5.375%	09/15/2020	$139,000	$148,549
Synchrony Financial (Consumer Finance)		4.500%	07/23/2025	291,000	304,027
Synchrony Financial (Consumer Finance)		3.700%	08/04/2026	304,000	299,640
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	146,000	147,731
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	89,000	92,116
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	106,000	103,969
Wells Fargo & Co. (Banks)		4.100%	06/03/2026	287,000	300,876
Wells Fargo & Co. (Banks)		4.300%	07/22/2027	250,000	266,124

					11,926,579

HEALTH CARE – 1.0%
Abbott Laboratories (Health Care Equip. & Supplies)		3.875%	09/15/2025	41,000	42,397
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	66,000	67,755
Aetna, Inc. (Health Care Providers & Svs.)		2.800%	06/15/2023	127,000	124,972
Becton Dickinson and Co. (Health Care Equip. & Supplies)		2.894%	06/06/2022	133,000	132,151
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.363%	06/06/2024	297,000	297,766
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.700%	06/06/2027	210,000	211,559
Celgene Corp. (Biotechnology)		2.750%	02/15/2023	163,000	161,631
Centene Corp. (Health Care Providers & Svs.)		4.750%	05/15/2022	15,000	15,563
Centene Corp. (Health Care Providers & Svs.)		6.125%	02/15/2024	46,000	48,645
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	64,000	65,120
Express Scripts Holding Co. (Health Care Providers & Svs.)		3.500%	06/15/2024	93,000	93,803
Express Scripts Holding Co. (Health Care Providers & Svs.)		3.400%	03/01/2027	111,000	108,895
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	180,000	181,575
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	189,000	196,560
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	145,000	153,700
HCA, Inc. (Health Care Providers & Svs.)		4.500%	02/15/2027	168,000	168,840
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	17,000	17,340
Shire Acquisitions Investments Ireland DAC (Biotechnology)		2.400%	09/23/2021	170,000	167,306
Shire Acquisitions Investments Ireland DAC (Biotechnology)		3.200%	09/23/2026	228,000	222,866
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.375%	10/15/2022	102,000	101,000
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.750%	07/15/2025	185,000	194,948
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.100%	03/15/2026	84,000	84,598
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.450%	01/15/2027	62,000	64,118
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.375%	04/15/2027	42,000	43,147
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.950%	10/15/2027	196,000	195,368
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	159,000	161,981
WellCare Health Plans, Inc. (Health Care Providers & Svs.)		5.250%	04/01/2025	169,000	178,295

					3,501,899

INDUSTRIALS – 1.1%
Cintas Corp. No. 2 (Commercial Svs. & Supplies)		4.300%	06/01/2021	45,000	47,442
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	296,000	297,533
Equifax, Inc. (Professional Svs.)		2.300%	06/01/2021	66,000	64,417
Equifax, Inc. (Professional Svs.)		3.300%	12/15/2022	219,000	217,548
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	5.000%	11/15/2025	59,000	63,130
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	26,000	28,189
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	157,000	165,635
IHS Markit Ltd. (Professional Svs.)	(b)	4.000%	03/01/2026	287,000	286,641
Northrop Grumman Corp. (Aerospace & Defense)		2.550%	10/15/2022	285,000	282,931
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	245,000	243,486
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	301,000	301,345
Northrop Grumman Corp. (Aerospace & Defense)		4.030%	10/15/2047	192,000	200,466
Owens Corning (Building Products)		4.200%	12/01/2024	153,000	160,258
Owens Corning (Building Products)		3.400%	08/15/2026	63,000	61,820
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	237,000	237,704
Rockwell Collins, Inc. (Aerospace & Defense)		3.200%	03/15/2024	114,000	114,850
Rockwell Collins, Inc. (Aerospace & Defense)		3.500%	03/15/2027	195,000	198,489
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	82,000	83,962
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	211,000	229,572
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	184,000	192,068
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	222,000	258,436

					3,735,922

INFORMATION TECHNOLOGY – 1.0%
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)	(b)	3.625%	01/15/2024	188,000	186,906
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)	(b)	3.875%	01/15/2027	755,000	742,749
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	203,000	215,322
First Data Corp. (IT Svs.)	(b)	7.000%	12/01/2023	266,000	281,295
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.125%	06/01/2021	262,000	267,240

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.875%	09/01/2022	$292,000	$295,285
Total System Services, Inc. (IT Svs.)		3.800%	04/01/2021	134,000	137,333
Total System Services, Inc. (IT Svs.)		4.800%	04/01/2026	369,000	399,121
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	270,000	291,330
TSMC Global Ltd. (Semiconductors & Equip.)	(b)	1.625%	04/03/2018	451,000	450,198
VMware, Inc. (Software)		3.900%	08/21/2027	105,000	105,965

					3,372,744

MATERIALS – 0.8%
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	187,000	193,545
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	197,000	205,300
Freeport-McMoRan, Inc. (Metals & Mining)		3.100%	03/15/2020	76,000	75,525
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	100,755
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	386,000	396,612
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	103,000	108,321
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	122,258
Sherwin-Williams Co. / The (Chemicals)		2.750%	06/01/2022	78,000	77,687
Sherwin-Williams Co. / The (Chemicals)		3.125%	06/01/2024	91,000	91,482
Sherwin-Williams Co. / The (Chemicals)		3.450%	06/01/2027	259,000	263,067
Sherwin-Williams Co. / The (Chemicals)		4.500%	06/01/2047	66,000	72,094
Steel Dynamics, Inc. (Metals & Mining)	(b)	4.125%	09/15/2025	197,000	198,478
Steel Dynamics, Inc. (Metals & Mining)		5.000%	12/15/2026	89,000	94,118
Teck Resources Ltd. (Metals & Mining)		4.500%	01/15/2021	82,000	84,558
Teck Resources Ltd. (Metals & Mining)		4.750%	01/15/2022	118,000	123,168
Teck Resources Ltd. (Metals & Mining)	(b)	8.500%	06/01/2024	190,000	214,700
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	223,000	237,577

					2,659,245

REAL ESTATE – 1.2%
Alexandria Real Estate Equities, Inc. (Equity REIT)		2.750%	01/15/2020	152,000	152,633
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.600%	04/01/2022	257,000	272,873
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.500%	07/30/2029	190,000	201,342
American Tower Corp. (Equity REIT)		3.300%	02/15/2021	270,000	274,926
American Tower Corp. (Equity REIT)		3.450%	09/15/2021	26,000	26,571
American Tower Corp. (Equity REIT)		3.500%	01/31/2023	49,000	50,095
American Tower Corp. (Equity REIT)		4.400%	02/15/2026	168,000	176,623
American Tower Corp. (Equity REIT)		3.375%	10/15/2026	318,000	312,344
Crown Castle International Corp. (Equity REIT)		5.250%	01/15/2023	222,000	243,045
Crown Castle International Corp. (Equity REIT)		3.200%	09/01/2024	177,000	175,125
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	321,000	320,119
Digital Realty Trust LP (Equity REIT)		3.700%	08/15/2027	103,000	103,719
Iron Mountain, Inc. (Equity REIT)	(b)	4.875%	09/15/2027	308,000	308,000
Iron Mountain, Inc. (Equity REIT)	(b)	5.250%	03/15/2028	242,000	240,790
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	197,000	207,525
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	601,000	620,533
Senior Housing Properties Trust (Equity REIT)		6.750%	12/15/2021	61,000	67,494
SL Green Realty Corp. (Equity REIT)		5.000%	08/15/2018	85,000	86,041
SL Green Realty Corp. (Equity REIT)		7.750%	03/15/2020	237,000	260,755

					4,100,553

TELECOMMUNICATION SERVICES – 0.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	08/14/2024	187,000	187,919
AT&T, Inc. (Diversified Telecom. Svs.)		4.250%	03/01/2027	93,000	94,780
AT&T, Inc. (Diversified Telecom. Svs.)		3.900%	08/14/2027	154,000	154,985
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	4.100%	02/15/2028	253,000	253,762
AT&T, Inc. (Diversified Telecom. Svs.)		5.250%	03/01/2037	74,000	78,212
AT&T, Inc. (Diversified Telecom. Svs.)		5.150%	02/14/2050	109,000	109,544
AT&T, Inc. (Diversified Telecom. Svs.)		5.300%	08/14/2058	243,000	243,572
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	595,000	560,267
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.125%	03/16/2027	141,000	146,981
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.125%	08/15/2046	201,000	185,517
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.862%	08/21/2046	105,000	109,275

					2,124,814

UTILITIES – 0.7%
Dominion Energy, Inc. (Multi-Utilities)		2.000%	08/15/2021	29,000	28,336
Dominion Energy, Inc. (Multi-Utilities)		2.850%	08/15/2026	48,000	46,343
Duke Energy Corp. (Electric Utilities)		1.800%	09/01/2021	96,000	93,365
Duke Energy Corp. (Electric Utilities)		2.400%	08/15/2022	116,000	113,954
Duke Energy Corp. (Electric Utilities)		2.650%	09/01/2026	249,000	238,517

106	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Duke Energy Corp. (Electric Utilities)		3.150%	08/15/2027	$178,000	$176,660
NextEra Energy Operating Partners LP (Ind. Power & Renewable Elec.)	(b)	4.250%	09/15/2024	37,000	37,647
NextEra Energy Operating Partners LP (Ind. Power & Renewable Elec.)	(b)	4.500%	09/15/2027	73,000	72,635
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	288,000	281,800
PPL WEM Ltd. / Western Power Distribution Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	203,000	217,542
Southern Co. / The (Electric Utilities)		2.350%	07/01/2021	396,000	393,610
Southern Co. / The (Electric Utilities)		2.950%	07/01/2023	192,000	192,064
Southern Co. / The (Electric Utilities)		3.250%	07/01/2026	396,000	388,261

					2,280,734

Total Corporate Bonds (Cost $46,455,888)					$46,737,914

U.S. Government Agency Mortgage-Backed Securities – 7.7%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AB8407		3.500%	02/01/2043	$32,189	$33,194
Fannie Mae Pool FN AE0009		5.500%	04/01/2040	159,638	175,631
Fannie Mae Pool FN AL5310		3.500%	04/01/2044	5,167	5,351
Fannie Mae Pool FN AL5398		5.500%	05/01/2041	4,380	4,828
Fannie Mae Pool FN AL5887		4.500%	10/01/2044	34,941	37,900
Fannie Mae Pool FN AL5942		5.000%	07/01/2044	187,691	206,092
Fannie Mae Pool FN AL5970		5.500%	07/01/2041	24,229	26,681
Fannie Mae Pool FN AL6348		3.500%	02/01/2045	41,977	43,293
Fannie Mae Pool FN AL6542		4.500%	03/01/2045	58,090	63,016
Fannie Mae Pool FN AL6620		4.500%	08/01/2042	346,005	375,270
Fannie Mae Pool FN AL6997		4.500%	11/01/2042	26,176	28,249
Fannie Mae Pool FN AL7343		5.500%	02/01/2042	98,683	108,661
Fannie Mae Pool FN AL7344		5.500%	06/01/2041	24,234	27,042
Fannie Mae Pool FN AL7381		4.500%	06/01/2045	141,473	151,460
Fannie Mae Pool FN AL7668		5.500%	05/01/2044	70,094	77,188
Fannie Mae Pool FN AL7936		4.500%	09/01/2045	748,328	811,799
Fannie Mae Pool FN AL8824		3.500%	07/01/2046	236,666	244,825
Fannie Mae Pool FN AL9366		4.500%	11/01/2046	137,374	148,485
Fannie Mae Pool FN AL9837		4.500%	02/01/2047	461,853	498,180
Fannie Mae Pool FN AR2624		3.500%	02/01/2043	49,421	50,966
Fannie Mae Pool FN AS6474		3.500%	01/01/2046	203,427	210,678
Fannie Mae Pool FN AS6539		3.500%	01/01/2046	202,890	210,122
Fannie Mae Pool FN AS7565		4.500%	07/01/2046	165,360	178,316
Fannie Mae Pool FN AS7587		3.500%	07/01/2046	240,454	248,536
Fannie Mae Pool FN AS7822		3.500%	08/01/2046	687,168	708,370
Fannie Mae Pool FN AS8137		4.000%	10/01/2046	99,457	105,189
Fannie Mae Pool FN AS8510		4.500%	12/01/2046	86,893	93,415
Fannie Mae Pool FN AS9751		4.000%	05/01/2047	59,271	62,057
Fannie Mae Pool FN AS9962		4.000%	07/01/2047	272,320	288,162
Fannie Mae Pool FN AZ9203		3.000%	10/01/2045	87,880	87,943
Fannie Mae Pool FN BA2885		3.000%	10/01/2045	137,727	137,831
Fannie Mae Pool FN BA4752		3.000%	01/01/2046	17,811	17,825
Fannie Mae Pool FN BC2468		3.000%	03/01/2046	398,849	399,131
Fannie Mae Pool FN BC2488		3.000%	03/01/2046	592,680	593,100
Fannie Mae Pool FN BD0667		4.500%	06/01/2047	20,662	22,264
Fannie Mae Pool FN BD5249		4.000%	08/01/2046	12,721	13,465
Fannie Mae Pool FN BD7765		4.000%	08/01/2046	10,854	11,489
Fannie Mae Pool FN BD7794		4.000%	08/01/2046	8,238	8,720
Fannie Mae Pool FN BD8952		3.000%	11/01/2046	47,634	47,761
Fannie Mae Pool FN BD8980		3.000%	11/01/2046	44,779	44,899
Fannie Mae Pool FN BE0633		3.500%	06/01/2047	11,911	12,277
Fannie Mae Pool FN BE0637		4.000%	07/01/2047	8,028	8,435
Fannie Mae Pool FN BE0639		3.500%	08/01/2047	11,957	12,331
Fannie Mae Pool FN BE0640		4.500%	08/01/2047	18,281	19,698
Fannie Mae Pool FN BE2717		4.500%	07/01/2047	13,107	14,123
Fannie Mae Pool FN BE2731		3.500%	07/01/2047	23,008	23,728
Fannie Mae Pool FN BE2732		4.000%	07/01/2047	26,680	28,174
Fannie Mae Pool FN BE2733		4.500%	07/01/2047	14,685	15,823
Fannie Mae Pool FN BE2772		3.500%	10/01/2047	5,983	6,178
Fannie Mae Pool FN BE2773		4.000%	09/01/2047	3,988	4,221
Fannie Mae Pool FN BE2774		4.000%	10/01/2047	58,817	61,816
Fannie Mae Pool FN BE2781		3.500%	11/01/2047	32,830	33,975
Fannie Mae Pool FN BE2783		4.000%	11/01/2047	12,788	13,547
Fannie Mae Pool FN BE2784		4.000%	11/01/2047	78,944	82,949
Fannie Mae Pool FN BE2786		4.500%	11/01/2047	71,766	77,330
Fannie Mae Pool FN BE4479		3.500%	12/01/2046	16,236	16,731

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BE5870	3.500%	01/01/2047	$60,753	$62,604
Fannie Mae Pool FN BE8484	3.500%	01/01/2047	7,344	7,568
Fannie Mae Pool FN BE8515	3.500%	01/01/2047	10,894	11,226
Fannie Mae Pool FN BE8518	4.000%	03/01/2047	16,566	17,529
Fannie Mae Pool FN BE9800	3.500%	12/01/2046	3,780	3,896
Fannie Mae Pool FN BE9802	4.000%	03/01/2047	4,460	4,718
Fannie Mae Pool FN BE9835	4.000%	03/01/2047	4,436	4,693
Fannie Mae Pool FN BF0091	3.500%	05/01/2056	369,573	380,312
Fannie Mae Pool FN BH1612	4.000%	04/01/2047	17,394	18,403
Fannie Mae Pool FN BH1613	4.000%	04/01/2047	21,587	22,802
Fannie Mae Pool FN BH1638	4.000%	05/01/2047	18,188	19,244
Fannie Mae Pool FN BH1639	4.000%	04/01/2047	15,322	16,184
Fannie Mae Pool FN BH2795	3.000%	12/01/2047	100,000	100,071
Fannie Mae Pool FN BH2838	3.000%	12/01/2047	49,000	49,035
Fannie Mae Pool FN BH3301	4.000%	05/01/2047	14,216	15,041
Fannie Mae Pool FN BH3302	4.000%	05/01/2047	23,015	24,310
Fannie Mae Pool FN BH3305	4.500%	05/01/2047	30,362	32,870
Fannie Mae Pool FN BH3306	4.500%	05/01/2047	25,001	26,976
Fannie Mae Pool FN BH3307	4.500%	05/01/2047	24,538	26,440
Fannie Mae Pool FN BH3333	4.000%	06/01/2047	68,816	72,689
Fannie Mae Pool FN BH3336	4.500%	05/01/2047	18,480	20,014
Fannie Mae Pool FN BH3337	4.500%	05/01/2047	15,046	16,281
Fannie Mae Pool FN BH3338	4.500%	05/01/2047	17,195	18,528
Fannie Mae Pool FN BH3538	4.000%	07/01/2047	7,103	7,483
Fannie Mae Pool FN BH3540	4.000%	06/01/2047	7,016	7,347
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	85,546	87,928
Fannie Mae Pool FN BH4345	4.000%	06/01/2047	32,860	34,767
Fannie Mae Pool FN BH4377	4.000%	06/01/2047	25,858	27,397
Fannie Mae Pool FN BH4378	4.000%	06/01/2047	36,848	38,660
Fannie Mae Pool FN BH4380	4.000%	06/01/2047	15,500	16,262
Fannie Mae Pool FN BH4637	4.000%	05/01/2047	5,940	6,289
Fannie Mae Pool FN BH4639	4.500%	06/01/2047	10,615	11,498
Fannie Mae Pool FN BH4640	4.500%	05/01/2047	8,432	9,112
Fannie Mae Pool FN BH4663	4.000%	06/01/2047	11,763	12,459
Fannie Mae Pool FN BH4664	4.000%	06/01/2047	33,814	35,761
Fannie Mae Pool FN BH4667	4.500%	05/01/2047	5,541	5,996
Fannie Mae Pool FN BH4706	4.500%	05/01/2047	6,110	6,618
Fannie Mae Pool FN BH5669	4.000%	06/01/2047	4,203	4,466
Fannie Mae Pool FN BH5671	4.000%	06/01/2047	9,645	10,186
Fannie Mae Pool FN BH5672	4.000%	06/01/2047	15,423	16,181
Fannie Mae Pool FN BH5673	4.000%	07/01/2047	12,591	13,211
Fannie Mae Pool FN BH6162	3.500%	07/01/2047	10,366	10,718
Fannie Mae Pool FN BH6164	4.000%	07/01/2047	12,510	13,245
Fannie Mae Pool FN BH6165	4.000%	07/01/2047	26,221	27,761
Fannie Mae Pool FN BH6166	3.500%	07/01/2047	6,264	6,481
Fannie Mae Pool FN BH6168	4.000%	06/01/2047	31,217	32,800
Fannie Mae Pool FN BH6170	4.500%	07/01/2047	68,887	74,228
Fannie Mae Pool FN BH6231	4.000%	07/01/2047	19,913	21,090
Fannie Mae Pool FN BH6232	4.000%	07/01/2047	48,386	51,172
Fannie Mae Pool FN BH6233	4.000%	07/01/2047	51,779	54,693
Fannie Mae Pool FN BH6234	4.000%	07/01/2047	67,266	71,051
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	54,109	55,781
Fannie Mae Pool FN BH7562	4.000%	08/01/2047	21,161	22,412
Fannie Mae Pool FN BH7563	4.000%	08/01/2047	51,267	54,234
Fannie Mae Pool FN BH7564	4.000%	08/01/2047	68,694	72,560
Fannie Mae Pool FN BH7565	4.000%	08/01/2047	112,800	119,148
Fannie Mae Pool FN BH7924	4.000%	08/01/2047	117,495	123,051
Fannie Mae Pool FN BH8163	3.500%	07/01/2047	6,271	6,477
Fannie Mae Pool FN BH8164	3.500%	07/01/2047	13,855	14,295
Fannie Mae Pool FN BH8167	4.000%	07/01/2047	14,356	15,199
Fannie Mae Pool FN BH8168	4.000%	08/01/2047	29,846	31,437
Fannie Mae Pool FN BH8169	3.500%	08/01/2047	49,476	51,048
Fannie Mae Pool FN BH8170	4.000%	08/01/2047	48,433	50,890
Fannie Mae Pool FN BH8171	4.500%	08/01/2047	95,999	103,442
Fannie Mae Pool FN BH8224	4.000%	08/01/2047	142,454	149,189
Fannie Mae Pool FN BH8357	4.000%	08/01/2047	107,977	114,053
Fannie Mae Pool FN BH8378	4.000%	09/01/2047	79,158	83,613
Fannie Mae Pool FN BH8655	4.000%	08/01/2047	12,604	13,201
Fannie Mae Pool FN BJ0220	4.000%	09/01/2047	123,337	130,278
Fannie Mae Pool FN BJ0241	4.000%	09/01/2047	12,909	13,635
Fannie Mae Pool FN BJ1584	3.500%	10/01/2047	3,988	4,133

108	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

U.S. Government Agency Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BJ1585		3.500%	10/01/2047	$7,975	$8,246
Fannie Mae Pool FN BJ1586		3.500%	10/01/2047	8,974	9,265
Fannie Mae Pool FN BJ1587		4.000%	10/01/2047	13,962	14,782
Fannie Mae Pool FN BJ1588		4.000%	10/01/2047	26,922	28,503
Fannie Mae Pool FN BJ1605		3.500%	10/01/2047	102,851	105,723
Fannie Mae Pool FN BJ1607		3.500%	08/01/2047	4,978	5,136
Fannie Mae Pool FN BJ1735		4.000%	10/01/2047	54,325	57,382
Fannie Mae Pool FN BJ1747		4.000%	10/01/2047	35,004	36,974
Fannie Mae Pool FN BJ1758		4.000%	10/01/2047	52,236	55,176
Fannie Mae Pool FN BJ1912		3.000%	11/01/2047	232,639	232,803
Fannie Mae Pool FN BJ3260		4.500%	10/01/2047	6,719	7,240
Fannie Mae Pool FN BJ3262		3.500%	11/01/2047	20,546	21,263
Fannie Mae Pool FN BJ3265		4.000%	11/01/2047	24,452	25,858
Fannie Mae Pool FN BJ5651		3.500%	12/01/2047	14,000	14,465
Fannie Mae Pool FN BJ5760		3.500%	12/01/2047	68,000	70,257
Fannie Mae Pool FN BM3032		3.000%	02/01/2047	761,459	766,179
Fannie Mae Pool FN CA0399		4.500%	09/01/2047	1,438,561	1,532,345
Fannie Mae Pool FN CA0532		3.500%	10/01/2047	332,898	342,195
Fannie Mae TBA	(d)	3.500%	01/15/2048	949,000	974,908
Fannie Mae TBA	(d)	4.000%	01/15/2048	6,157,000	6,442,069
Fannie Mae TBA	(d)	3.000%	02/15/2048	63,000	62,926
Fannie Mae TBA	(d)	3.500%	02/15/2048	949,000	973,351
Freddie Mac Gold Pool FG G07974		5.500%	08/01/2041	257,786	288,629
Freddie Mac Gold Pool FG G07991		5.000%	03/01/2042	183,598	201,411
Freddie Mac Gold Pool FG G07992		5.500%	08/01/2041	94,904	107,483
Freddie Mac Gold Pool FG G08622		3.000%	01/01/2045	69,130	69,246
Freddie Mac Gold Pool FG G60658		3.500%	07/01/2046	467,441	484,387
Freddie Mac Gold Pool FG G60676		4.500%	06/01/2046	230,521	248,323
Freddie Mac Gold Pool FG G60989		3.000%	12/01/2046	705,341	706,929
Freddie Mac Gold Pool FG Q48695		4.000%	06/01/2047	258,335	273,117
Freddie Mac Gold Pool FG Q51221		3.500%	10/01/2047	154,090	158,552
Freddie Mac Gold Pool FG Q51328		3.500%	10/01/2047	266,441	274,156
Freddie Mac Gold Pool FG U99096		4.500%	05/01/2044	141,030	151,818
Freddie Mac Gold Pool FG U99114		3.500%	02/01/2044	15,134	15,599
Freddie Mac Gold Pool FG V82645		3.000%	10/01/2046	379,150	380,003
Ginnie Mae I Pool GN 784059		4.000%	01/15/2045	317,764	333,764
Ginnie Mae I Pool GN 784182		4.500%	08/15/2046	512,532	551,968
Ginnie Mae I Pool GN BB4357		4.000%	07/15/2047	394,140	413,509
Ginnie Mae I Pool GN BC7161		4.000%	08/15/2047	79,545	83,460
Ginnie Mae II Pool G2 BB9817		4.000%	08/20/2047	33,866	35,572

Total U.S. Government Agency Mortgage-Backed Securities (Cost $26,716,050)					$26,518,062

U.S. Treasury Obligations – 7.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(e)	1.332%	09/13/2018	$380,000	$375,603
U.S. Treasury Note		1.250%	05/31/2019	234,000	232,047
U.S. Treasury Note		1.250%	06/30/2019	630,000	624,367
U.S. Treasury Note		1.375%	07/31/2019	22,000	21,832
U.S. Treasury Note		1.250%	08/31/2019	273,000	270,192
U.S. Treasury Note		1.375%	09/30/2019	279,000	276,564
U.S. Treasury Note		1.500%	10/31/2019	1,356,000	1,346,515
U.S. Treasury Note		1.000%	11/15/2019	1,189,000	1,169,729
U.S. Treasury Note		1.750%	11/30/2019	5,949,000	5,933,414
U.S. Treasury Note		1.500%	04/15/2020	14,000	13,868
U.S. Treasury Note		1.500%	05/15/2020	74,000	73,283
U.S. Treasury Note		1.500%	06/15/2020	85,000	84,134
U.S. Treasury Note		1.625%	10/15/2020	365,000	361,730
U.S. Treasury Note		1.750%	11/15/2020	1,589,000	1,579,742
U.S. Treasury Note		1.250%	10/31/2021	1,207,000	1,169,206
U.S. Treasury Note		1.875%	02/28/2022	293,000	289,809
U.S. Treasury Note		1.875%	03/31/2022	178,000	175,977
U.S. Treasury Note		1.750%	05/31/2022	584,000	573,772
U.S. Treasury Note		1.875%	09/30/2022	392,000	386,272
U.S. Treasury Note		2.000%	11/30/2022	194,000	192,207
U.S. Treasury Note		2.000%	05/31/2024	434,000	425,799
U.S. Treasury Note		2.125%	09/30/2024	146,000	144,129
U.S. Treasury Note	(f)	2.250%	11/15/2024	1,865,000	1,854,936
U.S. Treasury Note		2.250%	08/15/2027	577,000	568,706
U.S. Treasury Note		2.250%	11/15/2027	1,740,000	1,714,909
U.S. Treasury Note		2.250%	08/15/2046	1,081,000	974,006
U.S. Treasury Note		3.000%	02/15/2047	397,000	417,057

109	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		3.000%	05/15/2047	$470,000	$493,598
U.S. Treasury Note		2.750%	08/15/2047	835,000	835,105
U.S. Treasury Note		2.750%	11/15/2047	1,837,000	1,837,946

Total U.S. Treasury Obligations (Cost $24,485,806)					$24,416,454

Purchased Options – 6.9%	Notional Amount	Expiration	Exercise Price	Contracts (g)	Value
S&P 500 Index Call Option	$10,159,718	December 2019	$2,300	38	$1,878,720
S&P 500 Index Call Option	24,597,212	December 2019	$2,350	92	4,207,160
S&P 500 Index Call Option	20,319,436	December 2019	$2,400	76	3,199,600
S&P 500 Index Call Option	4,010,415	December 2019	$2,450	15	578,400
S&P 500 Index Call Option	12,031,245	December 2019	$2,500	45	1,641,150
S&P 500 Index Call Option	3,208,332	December 2019	$2,600	12	343,080
S&P 500 Index Call Option	1,336,805	December 2019	$2,800	5	85,850
S&P 500 Index Put Option	10,159,718	December 2019	$2,300	38	429,020
S&P 500 Index Put Option	24,597,212	December 2019	$2,350	92	1,137,120
S&P 500 Index Put Option	20,319,436	December 2019	$2,400	76	1,029,800
S&P 500 Index Put Option	4,010,415	December 2019	$2,450	15	218,100
S&P 500 Index Put Option	12,031,245	December 2019	$2,500	45	725,850
S&P 500 Index Put Option	3,208,332	December 2019	$2,600	12	226,440
S&P 500 Index Put Option	1,336,805	December 2019	$2,800	5	134,550
SPDR S&P 500 ETF Trust Call Option	2,695,286	December 2019	$230	101	502,071
SPDR S&P 500 ETF Trust Call Option	3,068,890	December 2019	$235	115	524,400
SPDR S&P 500 ETF Trust Call Option	5,177,084	December 2019	$240	194	813,442
SPDR S&P 500 ETF Trust Call Option	5,070,340	December 2019	$245	190	742,330
SPDR S&P 500 ETF Trust Call Option	4,803,480	December 2019	$250	180	634,500
SPDR S&P 500 ETF Trust Call Option	2,535,170	December 2019	$255	95	306,755
SPDR S&P 500 ETF Trust Call Option	4,536,620	December 2019	$260	170	494,870
SPDR S&P 500 ETF Trust Call Option	4,883,538	December 2019	$265	183	474,519
SPDR S&P 500 ETF Trust Call Option	2,268,310	December 2019	$270	85	197,200
SPDR S&P 500 ETF Trust Call Option	2,668,600	December 2019	$275	100	201,100
SPDR S&P 500 ETF Trust Call Option	3,202,320	December 2019	$280	120	197,280
SPDR S&P 500 ETF Trust Call Option	1,040,754	December 2019	$285	39	58,890
SPDR S&P 500 ETF Trust Put Option	2,695,286	December 2019	$230	101	113,524
SPDR S&P 500 ETF Trust Put Option	3,068,890	December 2019	$235	115	143,290
SPDR S&P 500 ETF Trust Put Option	5,177,084	December 2019	$240	194	264,810
SPDR S&P 500 ETF Trust Put Option	5,070,340	December 2019	$245	190	282,150
SPDR S&P 500 ETF Trust Put Option	4,803,480	December 2019	$250	180	297,000
SPDR S&P 500 ETF Trust Put Option	2,535,170	December 2019	$255	95	169,195
SPDR S&P 500 ETF Trust Put Option	4,536,620	December 2019	$260	170	329,800
SPDR S&P 500 ETF Trust Put Option	4,883,538	December 2019	$265	183	389,790
SPDR S&P 500 ETF Trust Put Option	2,268,310	December 2019	$270	85	197,370
SPDR S&P 500 ETF Trust Put Option	2,668,600	December 2019	$275	100	253,000
SPDR S&P 500 ETF Trust Put Option	3,202,320	December 2019	$280	120	327,120
SPDR S&P 500 ETF Trust Put Option	1,040,754	December 2019	$285	39	118,170

Total Purchased Options (Cost $20,747,773)					$23,867,416

Asset-Backed / Mortgage-Backed Securities – 2.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.6%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2		(b) 4.277%	09/05/2044	$6,983	$6,793
CKE Restaurant Holdings, Inc. 2013-1A A2		(b) 4.474%	03/20/2043	821,546	823,152
Coinstar Funding LLC Series 2017-1A A2		(b) 5.216%	04/25/2047	75,620	78,516
DB Master Finance LLC 2017-1A A2I		(b) 3.629%	11/20/2047	78,000	78,508
DB Master Finance LLC 2017-1A A2II		(b) 4.030%	11/20/2047	91,000	92,966
Domino’s Pizza Master Issuer LLC 2015-1A A2I		(b) 3.484%	10/25/2045	122,140	122,565
Domino’s Pizza Master Issuer LLC 2017-1A A23		(b) 4.118%	07/25/2047	209,475	214,016
Domino’s Pizza Master Issuer LLC 2017-1A A2II		(b) 3.082%	07/25/2047	49,875	49,327
Jimmy Johns Funding LLC 2017-1A A2II		(b) 4.846%	07/30/2047	157,605	157,881
Taco Bell Funding, LLC 2016-1A A2I		(b) 3.832%	05/25/2046	131,338	133,120
Wendys Funding LLC 2015-1A A2I		(b) 3.371%	06/15/2045	168,130	168,581
Wendys Funding LLC 2018-1A A2I		(b) 3.573%	03/15/2048	75,000	74,977
Wendys Funding LLC 2018-1A A2II		(b) 3.884%	03/15/2048	106,000	106,074

					2,106,476

FINANCIALS – 1.6%
American Tower Trust I 13 1A		(b) 1.551%	03/15/2018	83,000	82,887
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	20,199
AmeriCredit Automobile Receivables Trust 2015-3 D		3.340%	08/08/2021	383,000	388,312
AmeriCredit Automobile Receivables Trust 2016-1 D		3.590%	02/08/2022	81,000	82,301

110	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
AmeriCredit Automobile Receivables Trust 2016-2 D		3.650%	05/09/2022	$63,000	$64,085
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A	(b)	3.534%	03/10/2037	169,000	171,731
BAMLL Commercial Mortgage Securities Trust 2014-FL1 E	(b)	6.977%	12/15/2031	200,000	190,170
BBCMS Trust 2015-SRCH A2	(b)	4.197%	08/10/2035	210,000	226,446
BXP Trust 2017-GM A	(b)	3.379%	06/13/2039	96,000	98,010
Caesars Palace Las Vegas Trust 2017-VICI C	(b)	4.138%	10/15/2034	135,000	138,648
Caesars Palace Las Vegas Trust 2017-VICI D	(b)	4.354%	10/15/2034	145,000	147,947
Caesars Palace Las Vegas Trust 2017-VICI E	(b)	4.354%	10/15/2034	191,000	185,450
CGMS Commercial Mortgage Trust 2017-MDRB B	(b)	3.227%	07/15/2030	100,000	100,042
Fannie Mae Connecticut Avenue Securities 2014-C03 1M2		4.552%	07/25/2024	232,079	248,070
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		6.452%	11/25/2024	185,463	212,199
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3		6.052%	02/25/2024	338,000	394,836
GS Mortgage Securities Corp. II 2017-375H A	(b)	3.591%	09/10/2037	123,000	125,260
GS Mortgage Securities Trust 2014-GSFL E	(b)	7.427%	07/15/2031	100,000	100,286
GSCCRE Commercial Mortgage Trust 2015-HULA E	(b)	5.877%	08/15/2032	133,000	133,417
Houston Galleria Mall Trust 2015-HGLR A1A2	(b)	3.087%	03/05/2037	100,000	98,990
J.P. Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E	(b)	5.662%	11/15/2043	100,000	100,257
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(b)	3.621%	09/05/2032	44,000	43,885
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI C	(b)	3.554%	10/05/2031	26,000	26,147
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI D	(b)	4.009%	10/05/2031	40,000	40,183
LB-UBS Commercial Mortgage Trust 2006-C1 AJ		5.276%	02/15/2041	480	480
LB-UBS Commercial Mortgage Trust 2008-C1 AM		6.319%	04/15/2041	249,000	247,420
loanDepot Station Place Agency Securitization Trust 2017-LD1 A (Acquired 11/29/2017, Cost $259,000)	(b)(h)	2.352%	11/25/2050	259,000	259,000
loanDepot Station Place Agency Securitization Trust 2017-LD1 B (Acquired 11/29/2017, Cost $65,000)	(b)(h)	2.552%	11/25/2050	65,000	65,000
MAD Mortgage Trust 2017-330M A	(b)	3.294%	08/15/2034	100,000	100,593
MSSG Trust 2017-237P A	(b)	3.397%	09/13/2039	162,000	164,018
MSSG Trust 2017-237P B	(b)	3.690%	09/13/2039	28,000	28,312
OSCAR U.S. Funding Trust V 2016-2A A3	(b)	2.730%	12/15/2020	40,000	39,926
OSCAR U.S. Funding Trust V 2016-2A A4	(b)	2.990%	12/15/2023	67,000	66,722
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	344,560
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	53,913
Shops at Crystals Trust 2016-CSTL A	(b)	3.126%	07/05/2036	142,000	139,505
Station Place Securitization Trust 2017-3 A (Acquired 08/11/2017, Cost $272,000)	(b)(h)	2.294%	07/24/2018	272,000	272,045
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ		5.413%	12/15/2043	111,193	113,421
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	63,726	64,701
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.084%	05/15/2046	30,511	31,287
Worldwide Plaza Trust 2017-WWP A	(b)	3.526%	11/10/2036	112,000	114,992

					5,525,653

Total Asset-Backed / Mortgage-Backed Securities (Cost $7,630,267)					$7,632,129

Master Limited Partnerships – 0.5%				Shares	Value
FINANCIALS – 0.5%
Blackstone Group LP / The (Capital Markets)				52,729	$1,688,383

Total Master Limited Partnerships (Cost $1,334,793)					$1,688,383

Preferred Securities – 0.2%			Rate	Quantity	Value
FINANCIALS – 0.2%
Goldman Sachs Capital I (Capital Markets)			6.345%	497,000	$625,140

Total Preferred Securities (Cost $584,441)					$625,140

Money Market Funds – 14.5%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				42,402,352	$42,398,112
State Street Institutional U.S. Government Money Market Fund Institutional Class				7,370,014	7,370,014

Total Money Market Funds (Cost $49,775,680)					$49,768,126

Total Investments – 101.9% (Cost $309,387,779)	(i)				$350,596,318
Total TBA Sales Commitments – (0.3)% (see following schedule)					(974,908)
Liabilities in Excess of Other Assets – (1.6)%	(f)				(5,450,807)

Net Assets – 100.0%					$344,170,603

111	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2017

Percentages are stated as a percent of net assets.

Abbreviations:

QL:	Quarterly U.S. LIBOR Rate, 1.694% on 12/31/2017

Footnotes:

(a)	Non-income producing security.

(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2017, the value of these securities totaled $16,376,392, or 4.8% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2017.

(d)	To Be Announced purchase commitment; TBAs totaled $8,453,254 (2.5% of net assets) at December 31, 2017 - see Note 2 of the Notes to Financial Statements.

(e)	Represents effective yield as of December 31, 2017.

(f)

Security is fully or partially pledged, in addition to $343,693 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2017. See also the following Schedule of Open Futures Contracts.

(g)	100 shares per contract.

(h)	Represents a security deemed to be illiquid. At December 31, 2017, the value of illiquid securities in the Portfolio totaled $596,045, or 0.2% of the Portfolio’s net assets.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2017

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	150	March 16, 2018	$19,935,889	$20,070,000	$134,111	$7,875
10-Year U.S. Treasury Long Bond - Long	28	March 20, 2018	4,288,835	4,284,000	(4,835)	(72,750)
10-Year U.S. Treasury Note - Long	1,498	March 20, 2018	186,796,552	185,822,219	(974,333)	304,289

			$211,021,276	$210,176,219	$(845,057)	$239,414

The accompanying notes are an integral part of these financial statements.

Schedule of TBA Sales Commitments	December 31, 2017

Description	Rate	Maturity	Face Amount	Value
Fannie Mae TBA Sale Commitment	3.500%	01/15/2048	$949,000	$(974,908)

Total TBA Sales Commitments (Proceeds $975,768)				$(974,908)

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of December 31, 2017

Average Annual returns
Since inception (3/1/17)	5.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.00% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.82% through April 30, 2018.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to December 31, 2017, the ON Conservative Model Portfolio returned 5.30% versus 5.34% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. The yield curve flattened in 2017, as the Federal Reserve increased short-term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap domestic equity and international equity funds aided performance during the period. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Lazard International Equity Class R6, the Ohio National Fund, Inc. - S&P 500® Index Portfolio, and Templeton Foreign Class R6. The top three funds that detracted from performance versus the benchmark were the PIMCO Low Duration Institutional, the PIMCO Real Return Institutional, and the PIMCO Total Return Institutional. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 20%, 40%, 60%, 80%, and 95%, respectively, and the Morningstar® Conservative Target Risk Index Exposure is set at 20%.

113	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Western Asset Core Plus Bond IS	22.0
2. PIMCO Total Return Institutional	17.0
3. PIMCO Real Return Institutional	15.0
4. PIMCO Low Duration Institutional	9.0
5. Ohio National Fund, Inc. - High Income Bond Portfolio	7.0
6. Ohio National Fund, Inc. - Strategic Value Portfolio	7.0
7. Ohio National Fund, Inc. - S&P 500® Index Portfolio	6.5
8. Ohio National Fund, Inc. - Bond Portfolio	6.5
9. Ohio National Fund, Inc. - Balanced Portfolio	6.0
10. Templeton Foreign Class R6	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

114

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2017

Open-End Mutual Funds – 63.1%		Shares	Value
PIMCO Low Duration Institutional		910,503	$8,977,564
PIMCO Real Return Institutional		1,352,421	14,957,772
PIMCO Total Return Institutional		1,652,515	16,971,331
Western Asset Core Plus Bond IS		1,857,705	21,976,653

Total Open-End Mutual Funds			$62,883,320

Total Investments in Securities of Unaffiliated Issuers – 63.1% (Cost $61,968,558)	(a)		$62,883,320
Total Investments in Affiliates – 36.9% (Cost $34,537,961) (see schedule below)	(a)		36,861,060
Liabilities in Excess of Other Assets – 0.0%			(27,073)

Net Assets – 100.0%			$99,717,307

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2017

						Change in
		Value at				Unrealized			Shares at	Value at
		March 1, 2017	Cost of	Proceeds	Net Realized	Appreciation	Income	Capital Gain	December 31,	December 31,
Affiliate		(Inception)	Purchases	from Sales	Gain (Loss)	(Depreciation)	Distributions	Distributions	2017	2017

Open-End Mutual Funds – 36.9%
Lazard International Equity Class R6	(a)	$ —	$2,357,357	$698,640	$65,527	$268,246	$29,385	$—	101,710	$1,992,490
Ohio National Fund, Inc. - Balanced Portfolio	(a)(b)	—	8,110,214	2,573,929	102,300	338,884	—	—	271,333	5,977,469
Ohio National Fund, Inc. - Bond Portfolio	(a)(b)	—	6,531,485	69,107	262	12,951	—	—	368,769	6,475,591
Ohio National Fund, Inc. - High Income Bond Portfolio	(a)(b)	—	7,984,879	1,283,153	29,822	242,166	—	—	360,213	6,973,714
Ohio National Fund, Inc. - S&P 500® Index Portfolio	(a)(b)	—	7,446,672	1,785,659	99,209	715,370	—	—	219,363	6,475,592
Ohio National Fund, Inc. - Strategic Value Portfolio	(a)(b)	—	8,119,821	1,820,994	85,925	588,962	—	—	390,029	6,973,714
Templeton Foreign Class R6	(a)	—	2,448,215	653,942	41,697	156,520	38,527	—	250,943	1,992,490

Total Open-End Mutual Funds					$424,742	$2,323,099	$67,912	$—		$36,861,060

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of December 31, 2017

Average Annual returns
Since inception (3/1/17)	6.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.02% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.87% through April 30, 2018.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to December 31, 2017, the ON Moderately Conservative Model Portfolio returned 6.90% versus 7.79% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. The yield curve flattened in 2017, as the Federal Reserve increased short-term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of fixed income funds, but also equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. A significant amount of the Portfolio’s underperformance relates to equity funds that the Portfolio holds. The Portfolio holds a larger amount of value funds than growth funds, and value funds underperformed growth funds by a large margin in 2017. On the equity side, the Portfolio’s allocation to large cap domestic equity, as well as international equity funds aided performance during the period. The Portfolio’s investment in real estate funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - Bristol Growth Portfolio, Lazard International Equity Class R6, and the Ohio National Fund, Inc. - S&P 500® Index Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Low Duration Institutional, the Fidelity Advisor® Real Estate I, and the PIMCO Real Return Institutional Portfolio. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 20%, 40%, 60%, 80%, and 95%, respectively, and the Morningstar® Moderately Conservative Target Risk Index Exposure is set at 40%.

116	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	17.0
2.	PIMCO Total Return Institutional	13.0
3.	PIMCO Real Return Institutional	10.0
4.	Ohio National Fund, Inc. - Strategic Value Portfolio	8.0
5.	Ohio National Fund, Inc. - Equity Portfolio	7.0
6.	PIMCO Low Duration Institutional	6.0
7.	Lazard International Equity Class R6	6.0
8.	Ohio National Fund, Inc. - Balanced Portfolio	6.0
9.	Ohio National Fund, Inc. - High Income Bond Portfolio	6.0
10.	Ohio National Fund, Inc. - S&P 500® Index Portfolio	5.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

117

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2017

Open-End Mutual Funds – 46.1%		Shares	Value
PIMCO Low Duration Institutional		1,984,334	$19,565,537
PIMCO Real Return Institutional		2,947,406	32,598,309
PIMCO Total Return Institutional		4,131,180	42,427,214
Western Asset Core Plus Bond IS		4,692,794	55,515,756

Total Open-End Mutual Funds			$150,106,816

Total Investments in Securities of Unaffiliated Issuers – 46.1% (Cost $ 147,704,044)	(a)		$150,106,816
Total Investments in Affiliates – 53.9% (Cost $ 163,019,364) (see schedule below)	(a)		175,868,044
Liabilities in Excess of Other Assets – 0.0%			(18,948)

Net Assets – 100.0%			$325,955,912

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2017

Affiliate		Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2017	Value at December 31, 2017
Open-End Mutual Funds – 53.9%
Fidelity Advisor® Mid Cap II Class I	(a)	$—	$7,911,205	$1,848,999	$95,227	$356,198	$33,836	$378,280	301,976	$6,513,631
Fidelity Advisor® Real Estate I	(a)	—	7,867,007	1,099,819	9,045	(262,602)	107,570	310,303	296,209	6,513,631
Lazard International Equity Class R6	(a)	—	21,040,233	4,710,842	433,776	2,777,727	285,245	—	997,493	19,540,894
Ohio National Fund, Inc. - Balanced Portfolio	(a)(b)	—	24,244,856	6,107,390	265,818	1,137,610	—	—	887,013	19,540,894
Ohio National Fund, Inc. - Bond Portfolio	(a)(b)	—	17,967,775	89,025	351	33,385	—	—	1,020,073	17,912,486
Ohio National Fund, Inc. - Bristol Growth Portfolio .	(a)(b)	—	6,994,052	1,685,905	151,803	1,053,681	—	—	269,270	6,513,631
Ohio National Fund, Inc. - Equity Portfolio	(a)(b)	—	25,084,914	4,147,757	138,989	1,721,563	—	—	550,935	22,797,709
Ohio National Fund, Inc. - High Income Bond Portfolio	(a)(b)	—	20,724,349	1,928,199	44,196	700,548	—	—	1,009,344	19,540,894
Ohio National Fund, Inc. - S&P 500® Index Portfolio	(a)(b)	—	18,902,336	3,150,746	182,397	1,978,499	—	—	606,792	17,912,486
Ohio National Fund, Inc. - Strategic Value Portfolio .	(a)(b)	—	27,857,297	4,276,714	212,684	2,261,258	—	—	1,457,188	26,054,525
Templeton Foreign Class R6	(a)	—	14,457,603	2,694,139	172,986	1,090,813	251,921	—	1,640,713	13,027,263

Total Open-End Mutual Funds					$1,707,272	$12,848,680	$678,572	$688,583		$175,868,044

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

 Objective/Strategy

The Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

 Performance as of December 31, 2017

Average Annual returns
Since inception (3/1/17)	8.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.09% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.94% through April 30, 2018.

 Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to December 31, 2017, the ON Balanced Model Portfolio returned 8.10% versus 10.14% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. The yield curve flattened in 2017, as the Federal Reserve increased short-term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised of fixed income funds and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. A significant amount of the Portfolio’s underperformance relates to equity funds that the Portfolio holds. The Portfolio holds a larger amount of value funds than growth funds, and value funds underperformed growth funds by a large margin in 2017. On the equity side, the Portfolio’s allocation to large cap domestic equity, as well as international and emerging market equity funds aided performance during the period. The Portfolio’s allocation to fixed income and real estate funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Lazard Emerging Markets Equity Class R6, the Ohio National Fund, Inc. - Bristol Portfolio, and Lazard International Equity Class R6 Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Low Duration Institutional, the Fidelity Advisor® Real Estate I, and the PIMCO Real Return Institutional Portfolio. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 20%, 40%, 60%, 80%, and 95%, respectively, and the Morningstar® Moderate Target Risk Index Exposure is set at 60%.

119	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	PIMCO Total Return Institutional	10.0
2.	Lazard International Equity Class R6	9.0
3.	Ohio National Fund, Inc. - S&P 500® Index Portfolio	9.0
4.	Ohio National Fund, Inc. - Balanced Portfolio	8.0
5.	Ohio National Fund, Inc. - Strategic Value Portfolio	8.0
6.	PIMCO Real Return Institutional	7.0
7.	Templeton Foreign Class R6	7.0
8.	Western Asset Core Plus Bond IS	6.0
9.	Ohio National Fund, Inc. - Equity Portfolio	6.0
10.	PIMCO Low Duration Institutional	5.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

120

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2017

Open-End Mutual Funds – 31.0%		Shares	Value
DFS Emerging Markets Portfolio Institutional		512,590	$15,618,621
Lazard Emerging Markets Equity Class R6		1,560,302	31,237,243
PIMCO Low Duration Institutional		7,930,128	78,191,065
PIMCO Real Return Institutional		9,894,470	109,432,836
PIMCO Total Return Institutional		15,240,169	156,516,535
Western Asset Core Plus Bond IS		7,942,397	93,958,559

Total Open-End Mutual Funds			$484,954,859

Total Investments in Securities of Unaffiliated Issuers – 31.0% (Cost $ 471,970,012)	(a)		$484,954,859
Total Investments in Affiliates – 69.0% (Cost $ 988,596,332) (see schedule below)	(a)		1,077,684,878
Liabilities in Excess of Other Assets – 0.0%			(63,719)

Net Assets – 100.0%			$1,562,576,018

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2017

Affiliate		Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2017	Value at December 31, 2017
Open-End Mutual Funds – 69.0%
Fidelity Advisor® Mid Cap II Class I	(a)	$ —	$54,096,429	$10,891,868	$652,490	$2,998,813	$241,952	$2,704,894	2,172,270	$46,855,864
Fidelity Advisor® Real Estate I	(a)	—	36,085,373	4,965,460	234,381	(117,051)	506,959	1,480,669	1,420,520	31,237,243
Goldman Sachs Large Cap Value Institutional	(a)	—	63,666,518	63,854,777	188,259	—	—	—	—	—
Lazard International Equity Class R6	(a)	—	143,423,856	25,890,043	2,382,446	20,651,334	2,030,635	—	7,175,477	140,567,593
Ohio National Fund, Inc. - Balanced Portfolio	(a)(b)	—	141,254,138	25,244,008	1,192,904	7,745,937	—	—	5,671,764	124,948,971
Ohio National Fund, Inc. - Bond Portfolio	(a)(b)	—	54,554,250	48,865	191	159,599	—	—	3,113,051	54,665,175
Ohio National Fund, Inc. - Bristol Portfolio	(a)(b)	—	48,092,278	8,920,401	685,801	6,998,186	—	—	1,550,492	46,855,864
Ohio National Fund, Inc. - Capital Appreciation Portfolio	(a)(b)	—	47,886,678	48,831,645	944,967	—	—	—	—	—
Ohio National Fund, Inc. - ClearBridge Small Cap Portfolio	(a)(b)	—	66,834,729	10,888,291	602,729	5,925,319	—	—	1,087,269	62,474,486
Ohio National Fund, Inc. - Equity Portfolio(a)(b)		—	97,837,445	12,216,465	419,516	7,671,233	—	—	2,264,662	93,711,729
Ohio National Fund, Inc. - High Income Bond Portfolio	(a)(b)	—	78,772,654	4,649,076	137,206	3,832,323	—	—	4,033,735	78,093,107
Ohio National Fund, Inc. - Nasdaq-100® Index Portfolio	(a)(b)	—	7,881,285	143,472	2,109	69,389	—	—	468,465	7,809,311
Ohio National Fund, Inc. - S&P 500® Index Portfolio	(a)(b)	—	140,931,763	14,247,144	915,345	12,967,629	—	—	4,761,775	140,567,593
Ohio National Fund, Inc. - S&P MidCap 400® Index Portfolio	(a)(b)	—	15,642,075	86,721	526	62,741	—	—	894,537	15,618,621
Ohio National Fund, Inc. - Strategic Value Portfolio	(a)(b)	—	125,784,587	12,194,586	683,214	10,675,756	—	—	6,988,198	124,948,971
Templeton Foreign Class R6	(a)	—	113,731,645	14,807,710	959,077	9,447,338	2,103,955	—	13,769,566	109,330,350

Total Open-End Mutual Funds					$10,001,161	$89,088,546	$4,883,501	$4,185,563		$1,077,684,878

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of December 31, 2017

Average Annual returns
Since inception (3/1/17)	10.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.14% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.99% through April 30, 2018.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to December 31, 2017, the ON Moderate Growth Model Portfolio returned 10.50% versus 12.89% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. The yield curve flattened in 2017, as the Federal Reserve increased short-term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of equity funds, with a lesser proportion of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. A significant amount of the Portfolio’s underperformance relates to equity funds that the Portfolio holds. The Portfolio holds a larger amount of value funds than growth funds, and value funds underperformed growth funds by a large margin in 2017. On the equity side, the Portfolio’s allocation to large cap domestic equity, as well as emerging market international equity funds aided performance during the period. The Portfolio’s allocation to fixed income and real estate funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected funds, which detracted from performance relative to the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - Bristol Growth Portfolio, the Lazard Emerging Markets Equity Class R6, and the Ohio National Fund, Inc. - Bristol Portfolio. The top three funds that detracted from performance versus the benchmark were Fidelity Advisor® Real Estate I, PIMCO Real Return, and the Ohio National Fund, Inc. - High Income Bond Portfolio. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 20%, 40%, 60%, 80%, and 95%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index Exposure is set at 80%.

122	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

% of Net Assets
1. Western Asset Core Plus Bond IS	11.0
2. Lazard International Equity Class R6	11.0
3. Ohio National Fund, Inc. - S&P 500® Index Portfolio	10.3
4. Ohio National Fund, Inc. - Strategic Value Portfolio	10.0
5. Templeton Foreign Class R6	10.0
6. Ohio National Fund, Inc. - Equity Portfolio	8.0
7. Ohio National Fund, Inc. - Balanced Portfolio	7.0
8. Ohio National Fund, Inc. - Small Cap Growth Portfolio	4.5
9. Fidelity Advisor® Mid Cap II Class I	4.0
10. Ohio National Fund, Inc. - ClearBridge Small Cap Portfolio	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

123

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2017

Open-End Mutual Funds – 17.0%		Shares	Value
DFS Emerging Markets Portfolio Institutional		868,557	$26,464,914
Lazard Emerging Markets Equity Class R6		3,965,771	79,394,741
PIMCO Real Return Institutional		4,790,780	52,986,030
Western Asset Core Plus Bond IS		24,673,700	291,889,872

Total Open-End Mutual Funds			$450,735,557

Total Investments in Securities of Unaffiliated Issuers – 17.0% (Cost $433,023,150)	(a)		$450,735,557
Total Investments in Affiliates – 83.0% (Cost $2,012,637,210) (see schedule below)	(a)		2,196,587,827
Liabilities in Excess of Other Assets – 0.0%			(531,486)

Net Assets – 100.0%			$2,646,791,898

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2017

Affiliate		Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2017	Value at December 31, 2017
Open-End Mutual Funds – 83.0%
Fidelity Advisor® Mid Cap II Class I	(a)	$ —	$119,373,420	$20,769,078	$1,142,445	$6,112,867	$544,118	$6,082,958	4,907,726	$105,859,654
Fidelity Advisor® Real Estate I	(a)	—	59,771,502	5,780,130	146,851	(1,208,396)	849,915	2,501,844	2,406,995	52,929,827
Goldman Sachs Large Cap Value Institutional	(a)	—	131,280,998	132,272,356	991,358	—	—	—	—	—
Lazard International Equity Class R6	(a)	—	290,755,643	39,771,082	2,820,170	37,309,318	4,173,417	—	14,860,339	291,114,049
Ohio National Fund, Inc. - Balanced Portfolio	(a)(b)	—	208,333,258	35,750,400	1,639,448	11,032,089	—	—	8,409,187	185,254,395
Ohio National Fund, Inc. - Bond Portfolio	(a)(b)	—	66,087,394	45,781	141	120,530	—	—	3,767,784	66,162,284
Ohio National Fund, Inc. - Bristol Growth Portfolio	(a)(b)	—	79,057,126	13,567,499	1,141,090	12,764,024	—	—	3,282,131	79,394,741
Ohio National Fund, Inc. - Bristol Portfolio	(a)(b)	—	79,116,623	12,153,315	871,965	11,559,468	—	—	2,627,225	79,394,741
Ohio National Fund, Inc. - Bryton Growth Portfolio	(a)(b)	—	53,376,437	40,294,051	3,012,700	2,430,353	—	—	743,695	18,525,439
Ohio National Fund, Inc. - ClearBridge Small Cap Portfolio	(a)(b)	—	83,135,766	10,073,116	349,609	5,982,482	—	—	1,381,739	79,394,741
Ohio National Fund, Inc. - Equity Portfolio	(a)(b)	—	214,355,172	20,434,279	745,481	17,052,935	—	—	5,116,465	211,719,309
Ohio National Fund, Inc. - High Income Bond Portfolio	(a)(b)	—	80,102,296	4,427,554	99,961	3,620,038	—	—	4,100,968	79,394,741
Ohio National Fund, Inc. - Nasdaq-100® Index Portfolio	(a)(b)	—	26,621,737	396,284	4,054	235,406	—	—	1,587,577	26,464,913
Ohio National Fund, Inc. - S&P 500® Index Portfolio	(a)(b)	—	268,692,002	20,974,578	1,168,410	23,702,776	—	—	9,234,032	272,588,610
Ohio National Fund, Inc. - Small Cap Growth Portfolio	(a)(b)	—	120,071,696	17,931,070	1,300,494	15,650,991	—	—	3,609,946	119,092,111
Ohio National Fund, Inc. - Strategic Value Portfolio	(a)(b)	—	261,984,453	19,112,051	830,828	20,945,906	—	—	14,801,406	264,649,136
Templeton Foreign Class R6	(a)	—	273,415,240	26,606,208	1,200,274	16,639,830	5,087,202	—	33,331,125	264,649,136

Total Open-End Mutual Funds					$17,465,279	$183,950,617	$10,654,652	$8,584,802		$2,196,587,827

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Portfolio is a fund of funds that seeks growth of capital and some current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of December 31, 2017

Average Annual returns
Since inception (3/1/17)	11.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.21% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.03% through April 30, 2018.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to December 31, 2017, the ON Growth Model Portfolio returned 11.50% versus 14.79% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. The yield curve flattened in 2017, as the Federal Reserve increased short-term rates. The 2-year Treasury rate increased 70 basis points, while the 30-year Treasury rate decreased 33 basis points. In this environment, longer duration bonds outperformed shorter duration bonds, in general. In addition, corporate bond credit spreads tightened during the year. Lower quality rated bonds outperformed higher quality rated bonds during the year.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of equity funds, with a lesser proportion of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. A significant amount of the Portfolio’s underperformance relates to equity funds that the Portfolio holds. The Portfolio holds a larger amount of value funds than growth funds, and value funds underperformed growth funds by a large margin in 2017. On the equity side, the Portfolio’s allocation to large cap and small cap domestic equity, as well as emerging market equity funds aided performance during the period. The Portfolio’s allocation to real estate and fixed income funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield funds outperformed inflation protected funds, which detracted from performance relative to the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - Bristol Growth Portfolio, Lazard Emerging Markets Equity Portfolio Class R6, and the Ohio National Fund, Inc. - Small Cap Growth Portfolio. The top three funds that detracted from performance versus the benchmark were the Fidelity Advisor® Real Estate I, PIMCO Real Return Institutional, and the Ohio National Fund, Inc. - High Income Bond Portfolio. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 20%, 40%, 60%, 80%, and 95%, respectively, and the Morningstar® Aggressive Target Risk Index Exposure is set at 95%.

125	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2017 (1) (2) (3)

		% of Net Assets
1.	Lazard International Equity Class R6	13.0
2.	Ohio National Fund, Inc. - S&P 500® Index Portfolio	12.0
3.	Templeton Foreign Class R6	12.0
4.	Ohio National Fund, Inc. - Strategic Value Portfolio	11.0
5.	Ohio National Fund, Inc. - Equity Portfolio	8.0
6.	Ohio National Fund, Inc. - Balanced Portfolio	6.0
7.	Ohio National Fund, Inc. - Small Cap Growth Portfolio	6.0
8.	Ohio National Fund, Inc. - ClearBridge Small Cap Portfolio	5.0
9.	Fidelity Advisor® Mid Cap II Class I	4.0
10.	Lazard Emerging Markets Equity Class R6	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

126

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2017

Open-End Mutual Funds – 7.0%		Shares	Value
DFS Emerging Markets Portfolio Institutional		178,503	$ 5,438,981
Lazard Emerging Markets Equity Class R6		1,086,709	21,755,922
PIMCO Real Return Institutional		984,405	10,887,519

Total Open-End Mutual Funds			$ 38,082,422

Total Investments in Securities of Unaffiliated Issuers – 7.0% (Cost $35,133,072)	(a)		$ 38,082,422
Total Investments in Affiliates – 93.0% (Cost $460,409,802) (see schedule below)	(a)		505,825,183
Liabilities in Excess of Other Assets – 0.0%			(129,855)

Net Assets – 100.0%			$543,777,750

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2017

Affiliate		Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2017	Value at December 31, 2017
Open-End Mutual Funds – 93.0%
Fidelity Advisor® Mid Cap II Class I	(a)	$ —	$22,655,119	$2,298,066	$126,259	$1,272,610	$111,486	$1,246,355	1,008,619	$21,755,922
Fidelity Advisor® Real Estate I	(a)	—	12,115,466	810,053	6,341	(433,793)	172,663	511,908	494,678	10,877,961
Goldman Sachs Large Cap Value Institutional	(a)	—	26,465,496	26,569,103	103,607	—	—	—	—	—
Lazard International Equity Class R6	(a)	—	68,827,730	8,847,085	695,126	10,030,975	1,007,273	—	3,609,328	70,706,746
Ohio National Fund, Inc. - Balanced Portfolio	(a)(b)	—	36,902,761	6,466,338	307,282	1,890,178	—	—	1,481,338	32,633,883
Ohio National Fund, Inc. - Bond Portfolio	(a)(b)	—	2,722,990	12,834	32	9,302	—	—	154,868	2,719,490
Ohio National Fund, Inc. - Bristol Growth Portfolio .	(a)(b)	—	15,717,074	2,260,314	207,165	2,653,016	—	—	674,532	16,316,941
Ohio National Fund, Inc. - Bristol Portfolio	(a)(b)	—	20,931,516	2,505,796	192,106	3,138,096	—	—	719,918	21,755,922
Ohio National Fund, Inc. - Bryton Growth Portfolio .	(a)(b)	—	10,741,610	8,940,307	533,614	384,573	—	—	109,173	2,719,490
Ohio National Fund, Inc. - Capital Appreciation Portfolio	(a)(b)	—	21,315,973	21,843,227	527,254	—	—	—	—	—
Ohio National Fund, Inc. - ClearBridge Small Cap Portfolio	(a)(b)	—	27,627,150	2,530,189	79,113	2,018,828	—	—	473,284	27,194,902
Ohio National Fund, Inc. - Equity Portfolio	(a)(b)	—	43,163,633	3,067,941	88,166	3,327,986	—	—	1,051,519	43,511,844
Ohio National Fund, Inc. - High Income Bond Portfolio	(a)(b)	—	16,400,550	656,354	9,085	563,660	—	—	842,817	16,316,941
Ohio National Fund, Inc. - Nasdaq-100® Index Portfolio	(a)(b)	—	5,471,350	81,792	1,198	48,224	—	—	326,274	5,438,980
Ohio National Fund, Inc. - S&P 500® Index Portfolio	(a)(b)	—	62,551,117	3,302,651	206,226	5,813,074	—	—	2,210,968	65,267,766
Ohio National Fund, Inc. - S&P MidCap 400® Index Portfolio	(a)(b)	—	10,857,236	22,664	39	43,350	—	—	623,022	10,877,961
Ohio National Fund, Inc. - Small Cap Growth Portfolio	(a)(b)	—	31,710,052	3,687,613	273,528	4,337,916	—	—	989,205	32,633,883
Ohio National Fund, Inc. - Strategic Value Portfolio	(a)(b)	—	58,297,336	3,538,498	163,152	4,906,795	—	—	3,346,129	59,828,785
Templeton Foreign Class R6	(a)	—	65,983,085	6,511,588	385,678	5,410,591	1,254,161	—	8,220,122	65,267,766

Total Open-End Mutual Funds					$3,904,971	$45,415,381	$2,545,583	$1,758,263		$505,825,183

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2017

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$573,891,683	$314,148,470	$68,127,350	$125,524,554	$157,942,598	$79,714,905	$60,732,690	$276,384,295	$78,152,058
Cash	—	—	—	—	558	—	—	—	—
Foreign currencies, at value**	—	—	—	—	102,106	33	—	—	—
Receivable for securities sold	—	—	524,543	1,788,832	—	2,649	—	—	—
Receivable for fund shares sold	1,692,030	1,009,086	9,736	8,514	5,111	13,994	86,813	243,321	3,274
Dividends and accrued interest receivable	305,573	2,399,891	187,049	92,991	153,270	99,303	14,388	75,239	29,598
Foreign tax reclaim receivable	—	—	—	50,366	248,955	45,908	2,228	17,904	—
Prepaid expenses and other assets	6,591	1,743	772	1,780	1,820	910	709	3,132	894

Total assets	575,895,877	317,559,190	68,849,450	127,467,037	158,454,418	79,877,702	60,836,828	276,723,891	78,185,824

Liabilities:
Cash overdraft	—	—	91,396	324,057	—	—	99,991	—	—
Payable for securities purchased	—	—	293,513	889,616	157,278	7,857	—	—	48,252
Payable for fund shares redeemed	617,294	92,613	14,912	553,521	55,727	72,800	34,166	302,436	258,136
Payable for investment management services	369,060	121,958	34,858	86,397	111,000	56,890	41,832	182,225	56,242
Accrued custody expense	1,594	599	1,279	3,780	13,878	10,653	574	2,239	1,456
Accrued professional fees	14,986	14,817	14,774	14,809	14,813	14,781	14,773	14,862	14,779
Accrued accounting fees	6,169	3,518	2,336	2,043	3,134	2,583	1,111	3,503	1,331
Accrued printing and filing fees	5,010	2,498	248	809	1,085	349	184	2,225	340
Other fees payable	1,867	1,836	1,839	1,840	1,825	1,825	1,841	1,846	1,837
Withholding tax payable	—	—	—	—	8,933	19,234	—	74	—

Total liabilities	1,015,980	237,839	455,155	1,876,872	367,673	186,972	194,472	509,410	382,373

Net assets	$574,879,897	$317,321,351	$68,394,295	$125,590,165	$158,086,745	$79,690,730	$60,642,356	$276,214,481	$77,803,451

Net assets consist of:
Par value, $1 per share	$13,891,269	$18,067,391	$2,097,897	$2,876,732	$10,483,285	$2,399,234	$3,043,452	$8,372,162	$2,015,784
Paid in capital in excess of par value	486,984,408	293,732,135	58,275,514	103,861,573	129,961,550	73,754,980	45,836,420	201,831,422	58,579,419
Accumulated net realized loss on investments	(548,755)	(21,861)	(133,806)	(631,637)	(2,794)	(226)	(88,473)	(465,104)	(127,652)
Net unrealized appreciation (depreciation) on:
Investments	74,552,975	5,543,686	8,154,690	19,481,489	17,625,479	3,942,009	11,851,066	66,888,757	17,335,900
Foreign currency related transactions	—	—	—	2,008	19,165	(9,919)	(109)	1,224	—
Undistributed net investment income (loss)	—	—	—	—	60	(395,348)	—	(413,980)	—

Net assets	$574,879,897	$317,321,351	$68,394,295	$125,590,165	$158,086,745	$79,690,730	$60,642,356	$276,214,481	$77,803,451

*Investments in securities of unaffiliated issuers, at cost	$499,338,708	$308,604,784	$59,972,660	$106,043,065	$140,317,119	$75,772,896	$48,881,624	$209,495,538	$60,816,158

**Foreign currencies, at cost	$—	$—	$—	$—	$101,413	$5	$—	$—	$—

Shares outstanding	13,891,269	18,067,391	2,097,897	2,876,732	10,483,285	2,399,234	3,043,452	8,372,162	2,015,784

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share	$41.38	$17.56	$32.60	$43.66	$15.08	$33.22	$19.93	$32.99	$38.60

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2017

	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio	Balanced Portfolio	S&P MidCap 400® Index Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$1,140,114,317	$592,759,539	$313,646,953	$274,440,161	$256,603,898	$223,271,665	$56,536,455	$948,962,426	$88,835,996
Cash	6,445	—	125,234	—	—	—	—	—	—
Cash subject to usage restrictions	238,500	—	—	—	63,000	—	—	—	24,000
Foreign currencies, at value**	—	146,001	—	—	—	—	—	—	—
Receivable for securities sold	1,205,999	—	—	—	117,653	1,075,728	694,960	1,203,420	63,631
Receivable for fund shares sold	2,518,352	1,073,020	1,012,317	389,732	588,035	560,446	74,449	1,555,873	128,132
Receivable for variation margin on futures contracts	3,610	—	—	—	26,650	—	—	—	16,113
Dividends and accrued interest receivable	1,141,619	2,963,134	4,875,441	533,286	61,318	210,806	30,992	5,043,461	115,542
Foreign tax reclaim receivable	—	378,641	—	—	—	—	—	—	14,137
Prepaid expenses and other assets	11,548	6,900	3,270	3,174	2,467	2,587	941	11,626	704

Total assets	1,145,240,390	597,327,235	319,663,215	275,366,353	257,463,021	225,121,232	57,337,797	956,776,806	89,198,255

Liabilities:
Cash overdraft	—	—	—	—	—	—	—	7,601	3,424
Payable for securities purchased	398,100	—	125,234	—	—	1,203,978	451,325	715,620	255,603
Payable for fund shares redeemed	319,392	190,006	275,325	49,914	142,935	50,975	48,627	432,948	101,111
Payable for investment management services	323,551	353,393	181,186	195,291	79,423	141,476	43,150	477,631	28,879
Accrued custody expense	5,159	4,621	1,168	1,366	1,698	1,769	2,073	2,766	7,706
Accrued professional fees	15,284	16,189	14,881	14,864	14,832	14,839	14,781	15,164	14,771
Accrued accounting fees	11,355	6,561	8,435	3,293	2,755	2,714	1,277	11,277	1,772
Accrued printing and filing fees	10,331	5,178	2,605	2,224	2,040	1,713	155	8,617	427
Other fees payable	1,838	1,832	1,835	1,834	1,829	1,825	1,825	1,825	1,825
Withholding tax payable	—	84,534	—	—	—	—	—	3,356	—

Total liabilities	1,085,010	662,314	610,669	268,786	245,512	1,419,289	563,213	1,676,805	415,518

Net assets	$1,144,155,380	$596,664,921	$319,052,546	$275,097,567	$257,217,509	$223,701,943	$56,774,584	$955,100,001	$88,782,737

Net assets consist of:
Par value, $1 per share	$38,765,217	$33,373,075	$16,478,160	$4,787,821	$15,431,043	$7,402,725	$2,279,359	$43,354,205	$5,083,864
Paid in capital in excess of par value	805,749,820	523,228,307	303,349,442	237,823,642	139,871,214	185,560,049	51,543,741	843,637,647	78,406,540
Accumulated net realized gain (loss) on investments	(5,935,413)	40,694	(4,276,236)	(741,120)	(627,185)	(567,848)	(477,877)	691,771	(574,151)
Net unrealized appreciation (depreciation) on:
Investments	305,592,184	39,976,567	3,493,776	33,185,919	102,536,478	31,307,017	3,429,361	67,416,345	5,858,731
Futures contracts	(16,428)	—	—	—	5,959	—	—	—	7,753
Foreign currency related transactions	—	46,278	—	—	—	—	—	33	—
Undistributed net investment income	—	—	7,404	41,305	—	—	—	—	—

Net assets	$1,144,155,380	$596,664,921	$319,052,546	$275,097,567	$257,217,509	$223,701,943	$56,774,584	$955,100,001	$88,782,737

*Investments in securities of unaffiliated issuers, at cost	$834,522,133	$552,782,972	$310,153,177	$241,254,242	$154,067,420	$191,964,648	$53,107,094	$881,546,081	$82,977,265

**Foreign currencies, at cost	$—	$145,379	$—	$—	$—	$—	$—	$—	$—

Shares outstanding	38,765,217	33,373,075	16,478,160	4,787,821	15,431,043	7,402,725	2,279,359	43,354,205	5,083,864

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000	90,000,000	30,000,000

Net asset value per share	$29.52	$17.88	$19.36	$57.46	$16.67	$30.22	$24.91	$22.03	$17.46

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2017

	Bristol Growth Portfolio	Risk Managed Balanced Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$127,862,093	$350,596,318	$62,883,320	$150,106,816	$484,954,859	$450,735,557	$38,082,422
Investments in affiliates, at value**	—	—	36,861,060	175,868,044	1,077,684,878	2,196,587,827	505,825,183
Cash subject to usage restrictions	—	343,693	—	—	—	—	—
Receivable for securities sold	434,841	1,280,005	88,323	754,916	3,367,217	9,515,466	1,734,794
Receivable for fund shares sold	485,504	19,315	50	—	348,831	88,006	10,809
Receivable for variation margin on futures contracts	—	239,413	—	—	—	—	—
Receivable for TBA sales commitments	—	975,768	—	—	—	—	—
Dividends and accrued interest receivable	96,345	991,019	—	—	—	—	—
Prepaid expenses and other assets	1,473	3,892	1,204	3,856	18,174	30,413	6,196

Total assets	128,880,256	354,449,423	99,833,957	326,733,632	1,566,373,959	2,656,957,269	545,659,404

Liabilities:
Payable for securities purchased	678,576	8,888,920	73,207	346,572	3,431,309	9,311,592	1,260,826
Payable for fund shares redeemed	47,334	115,348	15,167	408,344	295,759	291,880	484,777
Payable for investment management services	84,498	262,173	8,911	1,005	36,680	517,092	112,027
TBA sales commitments, at value (proceeds $975,768)	—	974,908	—	—	—	—	—
Accrued custody expense	1,620	7,078	204	214	253	283	218
Accrued professional fees	14,799	14,884	13,328	13,422	13,937	14,372	13,506
Accrued accounting fees	1,738	10,850	2,052	2,076	2,099	2,100	2,100
Accrued printing and filing fees	810	2,834	545	2,680	14,303	24,483	4,704
Other fees payable	1,825	1,825	3,236	3,407	3,601	3,569	3,496

Total liabilities	831,200	10,278,820	116,650	777,720	3,797,941	10,165,371	1,881,654

Net assets	$128,049,056	$344,170,603	$99,717,307	$325,955,912	$1,562,576,018	$2,646,791,898	$543,777,750

Net assets consist of:
Par value, $1 per share	$5,293,978	$26,460,553	$9,466,477	$30,502,369	$144,482,295	$239,532,126	$48,776,216
Paid in capital in excess of par value	102,421,503	281,449,615	88,709,632	288,963,463	1,369,182,631	2,323,269,444	473,957,819
Accumulated net realized loss on investments	(356,157)	(4,103,047)	(1,696,663)	(8,761,372)	(53,162,301)	(117,672,696)	(27,321,016)
Net unrealized appreciation (depreciation) on:
Investments	20,689,732	41,208,539	3,237,861	15,251,452	102,073,393	201,663,024	48,364,731
Futures contracts	—	(845,057)	—	—	—	—	—

Net assets	$128,049,056	$344,170,603	$99,717,307	$325,955,912	$1,562,576,018	$2,646,791,898	$543,777,750

*Investments in securities of unaffiliated issuers, at cost	$107,172,361	$309,387,779	$61,968,558	$147,704,044	$471,970,012	$433,023,150	$35,133,072

**Investments in affiliates, at cost	$—	$—	$34,537,961	$163,019,364	$988,596,332	$2,012,637,210	$460,409,802

Shares outstanding	5,293,978	26,460,553	9,466,477	30,502,369	144,482,295	239,532,126	48,776,216

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$24.19	$13.01	$10.53	$10.69	$10.81	$11.05	$11.15

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2017

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio
Investment income:
Interest	$—	$6,565,350	$500,284	$—	$938	$—	$2,313	$12,480	$—
Dividends from unaffiliated issuers, net of taxes withheld*	8,609,940	25,167	631,159	3,214,495	3,572,495	1,694,490	455,058	1,652,769	559,233

Total investment income	8,609,940	6,590,517	1,131,443	3,214,495	3,573,433	1,694,490	457,371	1,665,249	559,233

Expenses:
Management fees	4,313,515	966,220	377,112	1,344,033	1,290,328	682,257	455,426	1,986,746	639,236
Custodian fees	17,607	7,016	13,902	30,577	191,992	124,820	7,641	30,409	12,702
Directors’ fees	39,328	11,606	4,379	11,681	10,878	5,375	3,968	17,724	5,229
Professional fees	33,048	22,909	20,387	23,377	22,675	20,690	20,221	25,053	20,708
Accounting fees	75,166	41,814	27,348	27,789	43,715	32,726	12,780	40,053	15,716
Administration fees	23,657	23,151	23,157	23,284	42,892	33,023	23,178	23,305	23,138
Printing and filing fees	18,310	8,779	6,578	7,268	20,164	11,700	5,632	16,584	4,695
Compliance expense	14,117	14,116	14,117	14,117	14,117	14,117	14,117	14,117	14,117
Other	18,828	4,502	1,953	8,654	5,841	3,214	1,839	8,249	2,540

Total expenses	4,553,576	1,100,113	488,933	1,490,780	1,642,602	927,922	544,802	2,162,240	738,081

Net investment income (loss)	4,056,364	5,490,404	642,510	1,723,715	1,930,831	766,568	(87,431)	(496,991)	(178,848)

Realized/unrealized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	48,627,176	945,221	8,186,809	22,158,899	19,436,486	12,144,910	7,596,740	15,588,860	8,412,020
Futures contracts	—	—	—	—	773,873	—	—	—	—
Foreign currency contracts	—	—	—	—	—	(24,837)	—	—	—
Other foreign currency related transactions	—	—	—	—	(203,244)	105,019	—	(1,196)	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	25,708,456	3,790,719	3,210,023	(851,614)	14,726,453	317,069	6,024,597	40,130,634	9,661,514
Futures contracts	—	—	—	—	(61,320)	—	—	—	—
Foreign currency related transactions	—	—	—	6,180	42,376	1,568	95	2,146	—

Net realized/unrealized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	74,335,632	4,735,940	11,396,832	21,313,465	34,714,624	12,543,729	13,621,432	55,720,444	18,073,534

Change in net assets from operations	$78,391,996	$10,226,344	$12,039,342	$23,037,180	$36,645,455	$13,310,297	$13,534,001	$55,223,453	$17,894,686

*Taxes withheld	$—	$—	$3,686	$7,240	$477,563	$163,874	$840	$10,359	$—

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2017

	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio	Balanced Portfolio	S&P MidCap 400® Index Portfolio
Investment income:
Interest	$1,010	$—	$18,574,013	$—	$474	$—	$—	$13,280,277	$205
Dividends from unaffiliated issuers, net of taxes withheld*	19,005,698	25,000,500	362,668	3,279,812	2,273,072	2,770,786	377,249	11,810,073	935,594

Total investment income	19,006,708	25,000,500	18,936,681	3,279,812	2,273,546	2,770,786	377,249	25,090,350	935,799

Expenses:
Management fees	3,180,019	3,890,489	2,133,262	2,300,180	739,205	1,607,763	741,916	5,759,305	229,292
Custodian fees	66,424	50,763	13,833	16,635	22,758	22,021	23,972	35,931	87,302
Directors’ fees	64,666	37,878	22,232	19,006	13,715	14,936	5,982	69,002	3,871
Professional fees	41,587	35,593	26,744	25,744	23,498	24,138	21,126	43,265	21,521
Accounting fees	129,369	74,617	100,984	40,196	30,528	31,776	16,580	135,259	21,127
Administration fees	23,298	23,181	23,166	23,126	23,063	23,044	23,023	23,281	22,987
Printing and filing fees	23,706	17,650	11,541	10,017	6,947	22,107	8,456	30,392	5,093
Compliance expense	14,117	14,117	14,117	14,117	14,117	14,117	14,117	14,117	14,117
Other	26,284	15,802	8,260	7,668	5,668	7,306	3,865	33,488	1,686

Total expenses	3,569,470	4,160,090	2,354,139	2,456,689	879,499	1,767,208	859,037	6,144,040	406,996

Net investment income (loss)	15,437,238	20,840,410	16,582,542	823,123	1,394,047	1,003,578	(481,788)	18,946,310	528,803

Realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	34,544,922	31,573,945	2,116,365	26,041,485	7,598,860	41,888,166	14,849,635	32,719,707	1,214,241
Futures contracts	1,900,493	—	—	—	496,136	—	—	—	35,708
Foreign currency related transactions	—	(124,284)	—	—	—	—	—	(586)	3
Written options	—	—	—	—	—	—	—	412,834	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	129,441,012	21,662,163	2,626,767	5,031,578	43,354,981	6,677,159	1,760,048	49,632,734	6,248,464
Futures contracts	94,831	—	—	—	21,320	—	—	—	14,586
Foreign currency related transactions	—	61,197	—	—	—	—	—	33	—
Written options	—	—	—	—	—	—	—	(259,478)	—

Net realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and written options	165,981,258	53,173,021	4,743,132	31,073,063	51,471,297	48,565,325	16,609,683	82,505,244	7,513,002

Change in net assets from operations	$181,418,496	$74,013,431	$21,325,674	$31,896,186	$52,865,344	$49,568,903	$16,127,895	$101,451,554	$8,041,805

*Taxes withheld	$—	$501,756	$—	$6,866	$—	$15,993	$—	$38,345	$261

The accompanying notes are an integral part of these financial statements.

132

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2017

	Bristol Growth Portfolio	Risk Managed Balanced Portfolio	ON Conservative Model Portfolio**	ON Moderately Conservative Model Portfolio**	ON Balanced Model Portfolio**	ON Moderate Growth Model Portfolio**	ON Growth Model Portfolio**
Investment income:
Interest	$—	$3,042,383	$—	$—	$—	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	1,389,345	3,970,057	1,620,014	3,844,024	10,987,734	11,118,658	744,417
Dividends from affililiates	—	—	67,912	678,572	4,883,501	10,654,652	2,545,583

Total investment income	1,389,345	7,012,440	1,687,926	4,522,596	15,871,235	21,773,310	3,290,000

Expenses:
Management fees	971,992	2,847,528	343,168	1,096,288	5,009,652	8,134,628	1,717,728
Custodian fees	19,569	73,945	3,362	3,810	4,549	5,189	4,263
Directors’ fees	8,643	22,295	7,273	23,332	108,727	179,529	36,045
Professional fees	21,933	26,506	16,945	21,123	43,379	61,973	24,425
Accounting fees	20,544	123,933	20,093	20,237	20,381	20,381	20,381
Administration fees	23,012	23,051	30,320	32,022	34,035	33,734	33,310
Printing and filing fees	10,179	21,511	7,082	11,461	45,013	72,758	16,563
Compliance expense	14,117	14,117	11,293	11,293	11,293	11,293	11,293
Other	4,142	9,361	1,658	5,354	24,984	41,293	8,203

Total expenses	1,094,131	3,162,247	441,194	1,224,920	5,302,013	8,560,778	1,872,211

Less expenses reduced or reimbursed by advisor	—	—	(225,670)	(546,454)	(2,175,981)	(3,208,708)	(787,420)

Net expenses	1,094,131	3,162,247	215,524	678,466	3,126,032	5,352,070	1,084,791

Net investment income	295,214	3,850,193	1,472,402	3,844,130	12,745,203	16,421,240	2,205,209

Realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	24,580,265	7,325,539	252,194	594,246	4,108,461	4,629,520	887,084
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	29,324	74,036	124,599	385,549	—
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	688,583	4,185,563	8,584,802	1,758,263
Investments in affiliates	—	—	424,742	1,707,272	10,001,161	17,465,279	3,904,971
Futures contracts	—	6,685,970	—	—	—	—	—
Foreign currency related transactions	—	517	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	7,591,502	33,106,774	914,762	2,402,772	12,984,847	17,712,407	2,949,350
Investments in affiliates	—	—	2,323,099	12,848,680	89,088,546	183,950,617	45,415,381
Futures contracts	—	84,780	—	—	—	—	—

Net realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	32,171,767	47,203,580	3,944,121	18,315,589	120,493,177	232,728,174	54,915,049

Change in net assets from operations	$32,466,981	$51,053,773	$5,416,523	$22,159,719	$133,238,380	$249,149,414	$57,120,258

*Taxes withheld	$3,691	$8,049	$—	$—	$—	$—	$—

** For the period from March 1, 2017 (inception) to December 31, 2017

The accompanying notes are an integral part of these financial statements.

133

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Bond Portfolio		Omni Portfolio		Capital Appreciation Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$4,056,364	$5,567,497	$5,490,404	$5,360,664	$642,510	$548,355	$1,723,715	$4,370,483
Net realized gain on investments and foreign currency related transactions	48,627,176	13,905,247	945,221	1,222,360	8,186,809	102,741	22,158,899	3,967,555
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	25,708,456	45,292,838	3,790,719	5,678,977	3,210,023	4,237,353	(845,434)	29,929,870

Change in net assets from operations	78,391,996	64,765,582	10,226,344	12,262,001	12,039,342	4,888,449	23,037,180	38,267,908

Capital transactions:
Received from shares sold	405,044,830	74,625,434	195,349,582	43,120,961	7,854,928	22,508,648	80,306,162	26,186,350
Paid for shares redeemed	(490,371,035)	(92,865,870)	(46,957,435)	(50,720,513)	(9,385,488)	(18,210,716)	(173,461,176)	(299,174,418)

Change in net assets from capital transactions	(85,326,205)	(18,240,436)	148,392,147	(7,599,552)	(1,530,560)	4,297,932	(93,155,014)	(272,988,068)

Change in net assets	(6,934,209)	46,525,146	158,618,491	4,662,449	10,508,782	9,186,381	(70,117,834)	(234,720,160)
Net assets:
Beginning of year	581,814,106	535,288,960	158,702,860	154,040,411	57,885,513	48,699,132	195,707,999	430,428,159

End of year	$574,879,897	$581,814,106	$317,321,351	$158,702,860	$68,394,295	$57,885,513	$125,590,165	$195,707,999

Undistributed net investment income	$—	$5,525,222	$—	$5,360,664	$—	$548,355	$—	$4,376,693

The accompanying notes are an integral part of these financial statements.

134

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON International Equity Portfolio		ON Foreign Portfolio		Aggressive Growth Portfolio		Small Cap Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,930,831	$2,311,311	$766,568	$611,684	$(87,431)	$(48,739)	$(496,991)	$94,462
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	20,007,115	(2,908,384)	12,225,092	1,355,648	7,596,740	3,612,672	15,587,664	4,425,258
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	14,707,509	(7,063,923)	318,637	(7,904,384)	6,024,692	(1,590,805)	40,132,780	9,943,195

Change in net assets from operations	36,645,455	(7,660,996)	13,310,297	(5,937,052)	13,534,001	1,973,128	55,223,453	14,462,915

Capital transactions:
Received from shares sold	14,910,907	18,416,529	19,610,626	15,529,970	12,889,196	17,503,430	177,635,315	35,048,894
Paid for shares redeemed	(34,994,526)	(28,208,183)	(19,903,183)	(21,246,851)	(15,646,575)	(20,962,621)	(188,951,193)	(55,439,909)

Change in net assets from capital transactions	(20,083,619)	(9,791,654)	(292,557)	(5,716,881)	(2,757,379)	(3,459,191)	(11,315,878)	(20,391,015)

Change in net assets	16,561,836	(17,452,650)	13,017,740	(11,653,933)	10,776,622	(1,486,063)	43,907,575	(5,928,100)
Net assets:
Beginning of year	141,524,909	158,977,559	66,672,990	78,326,923	49,865,734	51,351,797	232,306,906	238,235,006

End of year	$158,086,745	$141,524,909	$79,690,730	$66,672,990	$60,642,356	$49,865,734	$276,214,481	$232,306,906

Undistributed net investment income (loss)	$60	$(161,193)	$(395,348)	$511,499	$—	$—	$(413,980)	$(248,899)

The accompanying notes are an integral part of these financial statements.

135

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio		High Income Bond Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(178,848)	$(215,629)	$15,437,238	$9,504,257	$20,840,410	$11,653,440	$16,582,542	$12,498,039
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	8,412,020	(338,817)	36,445,415	7,146,352	31,449,661	25,978,158	2,116,365	(5,416,854)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	9,661,514	1,686,385	129,535,843	44,613,505	21,723,360	(5,901,300)	2,626,767	20,481,746

Change in net assets from operations	17,894,686	1,131,939	181,418,496	61,264,114	74,013,431	31,730,298	21,325,674	27,562,931

Capital transactions:
Received from shares sold	5,911,403	11,015,154	626,563,875	481,935,063	506,307,850	230,579,093	231,572,692	145,585,402
Paid for shares redeemed	(16,200,896)	(20,652,206)	(506,466,387)	(111,283,422)	(459,177,636)	(96,596,881)	(247,603,288)	(53,611,878)

Change in net assets from capital transactions	(10,289,493)	(9,637,052)	120,097,488	370,651,641	47,130,214	133,982,212	(16,030,596)	91,973,524

Change in net assets	7,605,193	(8,505,113)	301,515,984	431,915,755	121,143,645	165,712,510	5,295,078	119,536,455
Net assets:
Beginning of year	70,198,258	78,703,371	842,639,396	410,723,641	475,521,276	309,808,766	313,757,468	194,221,013

End of year	$77,803,451	$70,198,258	$1,144,155,380	$842,639,396	$596,664,921	$475,521,276	$319,052,546	$313,757,468

Undistributed net investment income	$—	$—	$—	$9,260,797	$—	$11,156,521	$7,404	$12,505,541

The accompanying notes are an integral part of these financial statements.

136

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ClearBridge Small Cap Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio		Bryton Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$823,123	$1,201,809	$1,394,047	$1,168,073	$1,003,578	$1,044,015	$(481,788)	$(860,516)
Net realized gain (loss) on investments and futures contracts	26,041,485	9,259,292	8,094,996	3,504,093	41,888,166	5,891,996	14,849,635	(7,638,999)
Change in unrealized appreciation on investments and futures contracts	5,031,578	27,407,702	43,376,301	4,693,663	6,677,159	16,891,694	1,760,048	15,613,273

Change in net assets from operations	31,896,186	37,868,803	52,865,344	9,365,829	49,568,903	23,827,705	16,127,895	7,113,758

Capital transactions:
Received from shares sold	210,858,672	176,227,241	104,350,460	62,657,502	177,409,632	17,790,000	75,485,463	23,716,928
Paid for shares redeemed	(243,371,357)	(32,385,445)	(56,054,728)	(54,533,803)	(211,200,737)	(52,376,277)	(129,426,147)	(98,411,908)

Change in net assets from capital transactions	(32,512,685)	143,841,796	48,295,732	8,123,699	(33,791,105)	(34,586,277)	(53,940,684)	(74,694,980)

Change in net assets	(616,499)	181,710,599	101,161,076	17,489,528	15,777,798	(10,758,572)	(37,812,789)	(67,581,222)
Net assets:
Beginning of year	275,714,066	94,003,467	156,056,433	138,566,905	207,924,145	218,682,717	94,587,373	162,168,595

End of year	$275,097,567	$275,714,066	$257,217,509	$156,056,433	$223,701,943	$207,924,145	$56,774,584	$94,587,373

Undistributed net investment income	$41,305	$1,095,296	$—	$1,168,073	$—	$1,044,016	$—	$—

The accompanying notes are an integral part of these financial statements.

137

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Balanced Portfolio		S&P MidCap 400® Index Portfolio		Bristol Growth Portfolio		Risk Managed Balanced Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$18,946,310	$18,594,618	$528,803	$542,920	$295,214	$424,532	$3,850,193	$2,324,310
Net realized gain on investments, futures contracts, foreign currency related transactions, and written options	33,131,955	1,778,556	1,249,952	3,365,004	24,580,265	4,713,343	14,012,026	149,292
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency related transactions, and written options	49,373,289	22,371,779	6,263,050	(31,624)	7,591,502	3,610,910	33,191,554	5,432,477

Change in net assets from operations	101,451,554	42,744,953	8,041,805	3,876,300	32,466,981	8,748,785	51,053,773	7,906,079

Capital transactions:
Received from shares sold	502,351,143	178,836,349	58,563,238	5,426,998	118,823,309	13,636,740	83,103,619	145,512,489
Paid for shares redeemed	(600,794,651)	(134,411,384)	(25,711,544)	(7,686,316)	(140,799,340)	(21,052,560)	(62,068,377)	(35,661,000)

Change in net assets from capital transactions	(98,443,508)	44,424,965	32,851,694	(2,259,318)	(21,976,031)	(7,415,820)	21,035,242	109,851,489

Change in net assets	3,008,046	87,169,918	40,893,499	1,616,982	10,490,950	1,332,965	72,089,015	117,757,568
Net assets:
Beginning of year	952,091,955	864,922,037	47,889,238	46,272,256	117,558,106	116,225,141	272,081,588	154,324,020

End of year	$955,100,001	$952,091,955	$88,782,737	$47,889,238	$128,049,056	$117,558,106	$344,170,603	$272,081,588

Undistributed net investment income	$—	$16,855,506	$—	$560,876	$—	$424,532	$—	$2,274,441

The accompanying notes are an integral part of these financial statements.

138

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
	Period from March 1, 2017 (inception) to December 31, 2017	Period from March 1, 2017 (inception) to December 31, 2017	Period from March 1, 2017 (inception) to December 31, 2017	Period from March 1, 2017 (inception) to December 31, 2017	Period from March 1, 2017 (inception) to December 31, 2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$1,472,402	$3,844,130	$12,745,203	$16,421,240	$2,205,209
Net realized gain on investments and capital gain distributions received from underlying mutual funds	706,260	3,064,137	18,419,784	31,065,150	6,550,318
Change in unrealized appreciation on investments	3,237,861	15,251,452	102,073,393	201,663,024	48,364,731

Change in net assets from operations	5,416,523	22,159,719	133,238,380	249,149,414	57,120,258

Capital transactions:
Received from shares sold	116,235,409	354,878,115	1,605,179,885	2,645,437,657	539,074,347
Paid for shares redeemed	(21,934,625)	(51,081,922)	(175,842,247)	(247,795,173)	(52,416,855)

Change in net assets from capital transactions	94,300,784	303,796,193	1,429,337,638	2,397,642,484	486,657,492

Change in net assets	99,717,307	325,955,912	1,562,576,018	2,646,791,898	543,777,750
Net assets:
Beginning of period	—	—	—	—	—

End of period	$99,717,307	$325,955,912	$1,562,576,018	$2,646,791,898	$543,777,750

Undistributed net investment income	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

139

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions				Ratios to average net assets
											Ratios assuming
											no expenses
											reduced or
									Ratios net of expenses reduced or		reimbursed by
									reimbursed by adviser		adviser
			Net realized and
			unrealized gain (loss) on		Distributions
			investments and foreign		from net			Net assets at end
	Net asset value,	Net investment	currency related	Total from	investment	Net asset value,		of year		Net investment		Portfolio turnover
	beginning of year	income	transactions	operations	income	end of year	Total Return	(in millions)	Expenses	income	Expenses	rate

Equity Portfolio
Year ended December 31, 2017	$36.09	0.35	4.94	5.29	—	$41.38	14.66%	$574.9	0.80%	0.71%	0.80%	41%
Year ended December 31, 2016	$32.02	0.35	3.72	4.07	—	$36.09	12.71%	$581.8	0.82%	1.05%	0.82%	47%
Year ended December 31, 2015	$33.44	0.21	(1.44)	(1.23)	(0.19)	$32.02	-3.69%	$535.3	0.81%	0.69%	0.81%	47%
Year ended December 31, 2014	$29.41	0.12	4.02	4.14	(0.11)	$33.44	14.07%	$518.7	0.83%	0.69%	0.83%	46%
Year ended December 31, 2013	$21.54	0.27	7.84	8.11	(0.24)	$29.41	37.69%	$221.4	0.87%	0.98%	0.87%	43%

Bond Portfolio
Year ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	$317.3	0.63%	3.16%	0.63%	114%
Year ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	$158.7	0.65%	3.33%	0.65%	88%
Year ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	-2.04%	$154.0	0.64%	3.46%	0.64%	93%
Year ended December 31, 2014	$14.78	0.50	0.37	0.87	—	$15.65	5.89%	$158.7	0.64%	3.34%	0.64%	35%
Year ended December 31, 2013	$15.07	0.56	(0.85)	(0.29)	—	$14.78	-1.92%	$151.6	0.66%	3.34%	0.66%	15%

Omni Portfolio
Year ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	$68.4	0.78%	1.02%	0.78%	187%
Year ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	$57.9	0.80%	1.09%	0.80%	194%
Year ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%	$48.7	0.77%	1.23%	0.77%	186%
Year ended December 31, 2014	$21.74	0.26	2.37	2.63	(0.22)	$24.15	12.12%	$37.2	0.77%	1.06%	0.77%	198%
Year ended December 31, 2013	$16.82	0.24	4.89	5.13	(0.21)	$21.74	30.53%	$37.9	0.79%	1.17%	0.79%	210%

Capital Appreciation Portfolio
Year ended December 31, 2017	$37.70	1.28	4.68	5.96	—	$43.66	15.81%	$125.6	0.86%	1.00%	0.86%	51%
Year ended December 31, 2016	$32.88	0.91	3.91	4.82	—	$37.70	14.66%	$195.7	0.82%	1.21%	0.82%	55%
Year ended December 31, 2015	$33.82	0.29	(0.98)	(0.69)	(0.25)	$32.88	-2.05%	$430.4	0.80%	0.86%	0.80%	69%
Year ended December 31, 2014	$31.24	0.08	2.59	2.67	(0.09)	$33.82	8.54%	$449.4	0.83%	0.56%	0.83%	67%
Year ended December 31, 2013	$23.32	0.13	7.91	8.04	(0.12)	$31.24	34.51%	$138.0	0.88%	0.45%	0.88%	49%

The accompanying notes are an integral part of these financial statements.

140

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations							Ratios to average net assets
									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	Total from operations	Net asset value, end of year	Total Return		Net assets at end of year (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

ON International Equity Portfolio
Year ended December 31, 2017	$11.89	0.18	3.01	3.19	$15.08	26.83%		$158.1	1.06%	1.25%	1.06%	132%	(a)
Year ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	$11.89	-4.88%		$141.5	1.02%	1.57%	1.02%	69%
Year ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	$12.50	-0.40%	(b)	$159.0	1.00%	1.21%	1.00%	72%
Year ended December 31, 2014	$13.85	0.18	(1.48)	(1.30)	$12.55	-9.39%		$174.4	0.84%	1.43%	1.00%	95%
Year ended December 31, 2013	$12.41	0.23	1.21	1.44	$13.85	11.60%		$189.4	0.75%	1.52%	1.01%	53%

ON Foreign Portfolio
Year ended December 31, 2017	$27.72	0.32	5.18	5.50	$33.22	19.84%		$79.7	1.22%	1.01%	1.22%	126%	(a)
Year ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	$27.72	-7.54%		$66.7	1.24%	0.89%	1.24%	51%
Year ended December 31, 2015	$27.39	0.03	2.56	2.59	$29.98	9.46%	(b)	$78.3	1.23%	0.12%	1.23%	58%
Year ended December 31, 2014	$30.03	0.12	(2.76)	(2.64)	$27.39	-8.79%		$67.6	1.18%	0.38%	1.18%	65%
Year ended December 31, 2013	$23.52	0.12	6.39	6.51	$30.03	27.68%		$77.0	1.19%	0.40%	1.19%	51%

Aggressive Growth Portfolio
Year ended December 31, 2017	$15.61	(0.03)	4.35	4.32	$19.93	27.67%		$60.6	0.96%	-0.15%	0.96%	57%
Year ended December 31, 2016	$15.09	(0.02)	0.54	0.52	$15.61	3.45%		$49.9	0.95%	-0.09%	0.95%	63%
Year ended December 31, 2015	$13.70	(0.01)	1.40	1.39	$15.09	10.15%		$51.4	0.93%	-0.10%	0.93%	60%
Year ended December 31, 2014	$12.50	(0.03)	1.23	1.20	$13.70	9.60%		$39.9	0.94%	-0.23%	0.94%	55%
Year ended December 31, 2013	$9.51	(0.02)	3.01	2.99	$12.50	31.44%		$39.4	0.97%	-0.25%	0.97%	60%

Small Cap Growth Portfolio
Year ended December 31, 2017	$26.61	(0.06)	6.44	6.38	$32.99	23.98%		$276.2	0.85%	-0.19%	0.85%	26%
Year ended December 31, 2016	$25.01	0.01	1.59	1.60	$26.61	6.40%		$232.3	0.86%	0.04%	0.86%	25%
Year ended December 31, 2015	$25.07	(0.03)	(0.03)	(0.06)	$25.01	-0.24%	(b)	$238.2	0.85%	-0.12%	0.85%	37%
Year ended December 31, 2014	$22.65	(0.05)	2.47	2.42	$25.07	10.64%		$212.1	0.89%	-0.31%	0.89%	58%
Year ended December 31, 2013	$15.59	(0.03)	7.09	7.06	$22.65	45.29%		$109.5	1.04%	-0.29%	1.04%	69%	(c)

(a)

Effective May 1, 2017, the sub-adviser to the ON International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC and the sub-adviser to the ON Foreign Portfolio changed from Federated Global Investment Management Corp. to Templeton Global Advisors Limited. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2017 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.
(c)

The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

141

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	Total from operations	Distributions from net investment income	Net asset value, end of year	Total Return		Net assets at end of year (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

Mid Cap Opportunity Portfolio
Year ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%		$77.8	0.98%	-0.24%	0.98%	57%
Year ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%		$70.2	0.98%	-0.29%	0.98%	61%
Year ended December 31, 2015	$31.49	(0.07)	(1.52)	(1.59)	—	$29.90	-5.05%	(a)	$78.7	0.94%	-0.21%	0.94%	59%
Year ended December 31, 2014	$28.24	(0.05)	3.30	3.25	—	$31.49	11.51%		$86.7	0.94%	-0.18%	0.94%	61%
Year ended December 31, 2013	$21.32	(0.07)	6.99	6.92	—	$28.24	32.46%		$83.0	0.96%	-0.28%	0.96%	44%

S&P 500® Index Portfolio
Year ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%		$1,144.2	0.38%	1.65%	0.38%	8%
Year ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%		$842.6	0.42%	1.84%	0.42%	8%
Year ended December 31, 2015	$21.93	0.37	(0.17)	0.20	(0.31)	$21.82	0.91%		$410.7	0.41%	1.72%	0.41%	14%
Year ended December 31, 2014	$19.63	0.32	2.25	2.57	(0.27)	$21.93	13.11%		$388.2	0.43%	1.64%	0.43%	11%
Year ended December 31, 2013	$15.08	0.26	4.52	4.78	(0.23)	$19.63	31.74%		$314.9	0.45%	1.68%	0.45%	15%

Strategic Value Portfolio
Year ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%		$596.7	0.75%	3.77%	0.75%	27%
Year ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%		$475.5	0.78%	3.19%	0.78%	32%
Year ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%		$309.8	0.78%	3.47%	0.78%	13%
Year ended December 31, 2014	$13.09	0.93	0.68	1.61	(0.78)	$13.92	12.41%		$332.6	0.78%	5.37%	0.78%	22%
Year ended December 31, 2013	$11.09	0.35	1.97	2.32	(0.32)	$13.09	21.00%		$397.7	0.79%	3.58%	0.79%	22%

High Income Bond Portfolio
Year ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%		$319.1	0.74%	5.21%	0.74%	30%
Year ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%		$313.8	0.80%	5.56%	0.80%	30%
Year ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	-3.06%		$194.2	0.80%	5.65%	0.80%	29%
Year ended December 31, 2014	$15.88	1.57	(1.13)	0.44	—	$16.32	2.77%		$230.1	0.77%	5.73%	0.77%	33%
Year ended December 31, 2013	$14.83	1.10	(0.05)	1.05	—	$15.88	7.08%		$307.9	0.77%	6.36%	0.77%	29%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

142

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions				Ratios to average net assets
									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments and futures contracts	Total from operations	Distributions from net investment income	Net asset value, end of year	Total Return	Net assets at end of year (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

ClearBridge Small Cap Portfolio
Year ended December 31, 2017	$51.21	0.20	6.05	6.25	—	$57.46	12.20%	$275.1	0.89%	0.30%	0.89%	46%
Year ended December 31, 2016	$40.00	0.22	10.99	11.21	—	$51.21	28.03%	$275.7	0.93%	0.92%	0.93%	51%
Year ended December 31, 2015	$41.01	(0.10)	(0.91)	(1.01)	—	$40.00	-2.46%	$94.0	1.01%	-0.29%	1.01%	126%	(a)
Year ended December 31, 2014	$40.03	(0.19)	1.17	0.98	—	$41.01	2.45%	$75.5	1.00%	-0.45%	1.00%	44%
Year ended December 31, 2013	$30.73	(0.15)	9.45	9.30	—	$40.03	30.26%	$80.4	1.01%	-0.44%	1.01%	42%

Nasdaq-100® Index Portfolio
Year ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	$257.2	0.45%	0.71%	0.45%	9%
Year ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	$156.1	0.48%	0.84%	0.48%	13%
Year ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	$138.6	0.46%	0.79%	0.46%	19%
Year ended December 31, 2014	$9.25	0.12	1.62	1.74	(0.11)	$10.88	18.77%	$121.7	0.48%	1.23%	0.48%	23%
Year ended December 31, 2013	$6.85	0.07	2.39	2.46	(0.06)	$9.25	35.98%	$95.8	0.51%	0.94%	0.51%	43%

Bristol Portfolio
Year ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	$223.7	0.82%	0.47%	0.82%	220%
Year ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	$207.9	0.83%	0.49%	0.83%	223%
Year ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	$218.7	0.81%	0.55%	0.81%	228%
Year ended December 31, 2014	$18.29	0.09	2.45	2.54	(0.08)	$20.75	13.88%	$232.0	0.81%	0.42%	0.81%	239%
Year ended December 31, 2013	$13.01	0.09	5.27	5.36	(0.08)	$18.29	41.21%	$231.5	0.82%	0.51%	0.82%	269%

Bryton Growth Portfolio
Year ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	$56.8	0.98%	-0.55%	0.98%	196%
Year ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	$94.6	0.92%	-0.62%	0.92%	188%
Year ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	-4.25%	$162.2	0.88%	-0.53%	0.88%	169%
Year ended December 31, 2014	$19.28	(0.09)	1.28	1.19	—	$20.47	6.17%	$179.1	0.88%	-0.45%	0.88%	178%
Year ended December 31, 2013	$13.70	(0.11)	5.69	5.58	—	$19.28	40.73%	$180.8	0.89%	-0.59%	0.89%	185%

(a)

Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

143

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	Total from operations	Distributions from net investment income	Net asset value, end of year	Total Return		Net assets at end of year (in millions)	Expenses		Net investment income		Expenses	Portfolio turnover rate

Balanced Portfolio
Year ended December 31, 2017	$19.86	0.47	1.70	2.17	—	$22.03	10.93%		$955.1	0.62%		1.93%		0.62%	106%
Year ended December 31, 2016	$18.99	0.39	0.48	0.87	—	$19.86	4.58%		$952.1	0.64%		2.05%		0.64%	99%
Year ended December 31, 2015	$18.96	0.30	(0.02)	0.28	(0.25)	$18.99	1.47%		$864.9	0.64%		1.58%		0.64%	92%
Year ended December 31, 2014	$18.02	0.16	0.92	1.08	(0.14)	$18.96	5.99%		$833.1	0.64%		1.80%		0.68%	94%
Year ended December 31, 2013	$15.76	0.08	2.32	2.40	(0.14)	$18.02	15.26%		$249.1	0.75%		1.45%		0.75%	82%	(a)

S&P MidCap 400® Index Portfolio
Year ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%		$88.8	0.71%		0.92%		0.71%	41%
Year ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%		$47.9	0.79%		1.24%		0.79%	179%	(b)
Year ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	-3.24%		$46.3	0.77%		1.54%		0.77%	72%
Year ended December 31, 2014	$13.70	0.25	0.77	1.02	(0.23)	$14.49	7.44%		$55.1	0.77%		1.77%		0.77%	79%
Year ended December 31, 2013	$10.10	0.09	3.61	3.70	(0.10)	$13.70	36.71%		$53.7	0.82%		0.92%		0.82%	57%	(a)

Bristol Growth Portfolio
Year ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%		$128.0	0.88%		0.24%		0.88%	218%
Year ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%		$117.6	0.89%		0.36%		0.89%	162%
Year ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%		$116.2	0.86%		0.43%		0.86%	168%
Year ended December 31, 2014	$14.72	0.06	1.71	1.77	(0.05)	$16.44	12.01%		$124.1	0.86%		0.34%		0.86%	192%
Year ended December 31, 2013	$10.66	0.06	4.05	4.11	(0.05)	$14.72	38.62%		$122.3	0.88%		0.42%		0.88%	237%

Risk Managed Balanced Portfolio
Year ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%		$344.2	1.00%		1.22%		1.00%	72%	(c)
Year ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%		$272.1	1.03%		1.09%		1.03%	78%
Year ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	-1.32%		$154.3	1.11%		0.81%		1.11%	71%
Period From May 1, 2014 (inception) to December 31, 2014	$10.00	0.03	0.80	0.83	—	$10.83	8.30%	*	$33.8	1.43%	**	0.43%	**	1.43% **	94%	*

*	Not annualized
**	Annualized
(a)

The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89% and 138% for the Balanced and the S&P MidCap 400® Index Portfolios, respectively.

(b)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

(c)	The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2).

The accompanying notes are an integral part of these financial statements.

144

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations							Ratios to average net assets
									Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain on investments and capital gain distributions received from underlying mutual funds	Total from operations	Net asset value, end of year	Total Return		Net assets at end of year (in millions)	Expenses		Net investment income		Expenses		Portfolio turnover rate

ON Conservative Model Portfolio
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.16	0.37	0.53	$10.53	5.30%	*	$ 99.7	0.25	%**,†	1.71	%**,†	0.51	%**,†	29%*

ON Moderately Conservative Model Portfolio
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	$10.69	6.90%	*	$ 326.0	0.25	%**,†	1.40	%**,†	0.45	%**,†	22%*

ON Balanced Model Portfolio
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	$10.81	8.10%	*	$1,562.6	0.25	%**,†	1.01	%**,†	0.42	%**,†	25%*

ON Moderate Growth Model Portfolio
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	$11.05	10.50%	*	$2,646.8	0.26	%**,†	0.80	%**,†	0.42	%**,†	23%*

ON Growth Model Portfolio
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	$11.15	11.50%	*	$ 543.8	0.25	%**,†	0.51	%**,†	0.43	%**,†	24%*

*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

145

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2017

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛	Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

⬛

Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

⬛	Omni Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

Capital Appreciation Portfolio – Long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

⬛

ON International Equity Portfolio (formerly the International Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies. On May 1, 2017, the name, strategy, benchmark, and sub-adviser to this Portfolio were changed. Additional information is included within Note 3.

⬛

ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities. On May 1, 2017, the name, strategy, benchmark, and sub-adviser to this Portfolio were changed. Additional information is included within Note 3.

⬛	Aggressive Growth Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	Small Cap Growth Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

⬛

Mid Cap Opportunity Portfolio – Long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

S&P 500® Index Portfolio – Total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in securities included in the S&P 500® Index.

⬛	Strategic Value Portfolio – Growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

⬛

High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

⬛

ClearBridge Small Cap Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

⬛	Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

⬛	Bristol Portfolio – Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Bryton Growth Portfolio – Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Balanced Portfolio – Capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its total in fixed income securities.

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

⬛

S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

⬛

Bristol Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

⬛

ON Conservative Model Portfolio* – The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

⬛

ON Moderately Conservative Model Portfolio* – The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

⬛

ON Balanced Model Portfolio* – The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

⬛

ON Moderate Growth Model Portfolio* – The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

⬛

ON Growth Model Portfolio* – The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

* Collectively, the “ON Model Portfolios”.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	35,000,000
Bond	30,000,000
Omni	15,000,000
Capital Appreciation	25,000,000
ON International Equity	90,000,000
ON Foreign	32,000,000
Aggressive Growth	24,000,000
Small Cap Growth	30,000,000
Mid Cap Opportunity	21,000,000
S&P 500® Index	90,000,000

Portfolio	Authorized Shares
Strategic Value	75,000,000
High Income Bond	45,000,000
ClearBridge Small Cap	15,000,000
Nasdaq-100® Index	50,000,000
Bristol	23,000,000
Bryton Growth	15,000,000
Balanced	90,000,000
S&P MidCap 400® Index	30,000,000
Bristol Growth	30,000,000
Risk Managed Balanced	85,000,000

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Portfolio	Authorized Shares
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000
ON Balanced Model	200,000,000

Portfolio	Authorized Shares
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2017:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$564,529,211	$—	$—
	Money Market Funds	9,362,472	—	—

		$573,891,683	$—	$—

Bond	Corporate Bonds**	$—	$288,141,205	$—
	U.S. Treasury Obligations	—	9,276,686	—
	Asset-Backed Securities**	—	7,973,784	—
	Money Market Funds	8,756,795	—	—

		$8,756,795	$305,391,675	$—

Omni	Common Stocks**	$54,058,240	$—	$—
	Corporate Bonds**	—	13,223,144	—
	U.S. Treasury Obligations	—	494,326	—
	Asset-Backed Securities**	—	351,640	—

		$54,058,240	$14,069,110	$—

Capital Appreciation	Common Stocks**	$125,524,554	$—	$—

ON International Equity	Common Stocks**	$19,006,197	$137,017,745	$—
	Money Market Funds	1,918,656	—	—

		$20,924,853	$137,017,745	$—

ON Foreign	Common Stocks**	$14,221,068	$63,145,345	$—
	Money Market Funds	2,348,492	—	—

		$16,569,560	$63,145,345	$—

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Aggressive Growth	Common Stocks**	$58,465,729	$—	$—
	U.S. Government Agency Issues	—	99,998	—
	Money Market Funds	2,166,963	—	—

		$60,632,692	$99,998	$—

Small Cap Growth	Common Stocks**	$266,166,673	$1,657,002	$—
	Master Limited Partnerships**	6,149,193	—	—
	Rights**	—	—	253,247
	Money Market Funds	2,158,180	—	—

		$274,474,046	$1,657,002	$253,247

Mid Cap Opportunity	Common Stocks**	$76,851,588	$—	$—
	Money Market Funds	1,300,470	—	—

		$78,152,058	$—	$—

S&P 500® Index	Common Stocks**	$1,134,039,233	$—	$—
	Money Market Funds	6,075,084	—	—

		$1,140,114,317	$—	$—

	Futures Contracts	$(16,428)	$—	$—

Strategic Value	Common Stocks**	$466,403,437	$117,148,110	$—
	Money Market Funds	9,207,992	—	—

		$475,611,429	$117,148,110	$—

High Income Bond	Corporate Bonds**	$—	$301,913,048	$—
	Exchange Traded Funds	2,532,592	—	—
	Money Market Funds	9,201,313	—	—

		$11,733,905	$301,913,048	$—

ClearBridge Small Cap	Common Stocks**	$273,831,491	$—	$—
	Money Market Funds	608,670	—	—

		$274,440,161	$—	$—

Nasdaq-100® Index	Common Stocks**	$254,971,409	$—	$—
	Money Market Funds	1,632,489	—	—

		$256,603,898	$—	$—

	Futures Contracts	$5,959	$—	$—

Bristol	Common Stocks**	$222,498,398	$—	$—
	Money Market Funds	773,267	—	—

		$223,271,665	$—	$—

Bryton Growth	Common Stocks**	$55,516,375	$—	$—
	Money Market Funds	1,020,080	—	—

		$56,536,455	$—	$—

Balanced	Common Stocks**	$521,834,399	$—	$—
	Corporate Bonds**	—	215,930,218	—
	U.S. Treasury Obligations	—	114,464,745	—
	Closed-End Mutual Funds	56,997,426	—	—
	Preferred Securities**	14,036,970	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	8,517,370	—
	Liquidating Trusts	—	463,964	—
	Purchased Options	66,000	—	—
	Money Market Funds	16,651,334	—	—

		$609,586,129	$339,376,297	$—

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
S&P MidCap 400® Index	Common Stocks**	$87,925,593	$—	$—
	Money Market Funds	910,403	—	—

		$88,835,996	$—	$—

	Futures Contracts	$7,753	$—	$—

Bristol Growth	Common Stocks**	$126,845,737	$—	$—
	Money Market Funds	1,016,356	—	—

		$127,862,093	$—	$—

Risk Managed Balanced	Common Stocks**	$169,342,694	$—	$—
	Corporate Bonds**	—	46,737,914	—
	U.S. Government Agency Mortgage-Backed Securities	—	26,518,062	—
	U.S. Treasury Obligations	—	24,416,454	—
	Purchased Options	9,702,526	14,164,890	—
	Asset-Backed / Mortgage-Backed Securities**	—	7,632,129	—
	Master Limited Partnerships**	1,688,383	—	—
	Preferred Securities**	—	625,140	—
	Money Market Funds	49,768,126	—	—

		$230,501,729	$120,094,589	$—
	TBA Sales Commitments	$—	$(974,908)	$—

	Futures Contracts	$(845,057)	$—	$—

ON Conservative Model	Open-End Mutual Funds	$99,744,380	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$325,974,860	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,562,639,737	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$2,647,323,384	$—	$—

ON Growth Model	Open-End Mutual Funds	$543,907,605	$—	$—

** For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the Small Cap Growth Portfolio, there was one transfer of a common stock from Level 2 pricing at December 31, 2016 to Level 1 at December 31, 2017. This security was the Portfolio’s holding of Ontex Group N.V. common stock. The fair valuation service provider reported that this particular security met the minimum predictability threshold to be fair valued at December 31, 2016, whereas in the current period, the security did not meet the threshold to be fair valued. The value of this holding was $2,926,741 and $2,885,909 at December 31, 2017 and December 31, 2016, respectively.

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2017.

Small Cap Growth
Beginning Balance – January 1, 2017	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	$253,247
Issuances	—
Settlements	—
Transfers out of Level 3 (due to availability of acitve market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—

Ending Balance – December 31, 2017	$253,247

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$253,247

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2017:

Instrument	Valuation Technique Used	Unobservable Inputs	Input Values (in millions)
Dyax Corp. - Contingent Value Right (CVR)	Purchase price allocation of consideration paid by Shire PLC upon its acquisition of Dyax Corp.	Net enterprise value	$6,330

		CVR fair value on acquisition date	$396

		CVR maximum payable on acquisition date	$646

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Bond and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

The Fund satisfies its distribution requirements as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board’s intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset or expired.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. The Risk Managed Balanced Portfolio was the only Portfolio to engage in TBA transactions and did not take delivery of individual mortgage-backed securities during the year ended December 31, 2017.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices. The Risk Managed Balanced Portfolio was the only Portfolio to engage in MDR transactions during the year ended December 31, 2017.

New Accounting Pronouncements and Regulations

In March 2017, the FASB issued ASU 2017-18, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s management is currently evaluating the impact of the amendment on the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules, which introduce two new regulatory reporting forms for investment companies – Form N-Port and Form N-CEN – also contain amendments to Regulation S-X that require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Fund has adopted the enhanced disclosures regarding derivatives and investments in affiliates, which had no effect on the Fund’s net assets or results of operations. The Fund’s management is currently evaluating the impact of the new regulatory forms on the Fund’s financial statements.

Subsequent Events

At a meeting held on November 15, 2017, the Board, including a majority of its directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the termination of the sub-adviser to the Mid Cap Opportunity Portfolio, currently Goldman Sachs Asset Management, L.P. The Board, including a majority of the Independent Directors, also approved a new sub-advisory agreement with respect to the Mid Cap Opportunity Portfolio between Ohio National Investments, Inc. (“ONI”), the adviser to the Fund’s Portfolios, and Janus Capital Management LLC. The new sub-advisory agreement will become effective on May 1, 2018.

At a meeting held on February 13, 2018, the Board approved an amendment to the Expense Limitation Agreement, in which ONII contractually agrees to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios exceed pre-determined expense limitations. The amendment is effective May 1, 2018, and its purpose was to revise the expense limitations to the following percentages of average daily net assets:

Portfolio
ON Conservative Model	0.87%
ON Moderately Conservative Model	0.92%
ON Balanced Model	0.99%
ON Moderate Growth Model	1.04%
ON Growth Model	1.08%

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity	Aggressive Growth	Bristol
0.79% of first $200 million	0.80% of first $100 million	0.80% of first $100 million
0.74% of next $800 million	0.75% of next $400 million	0.70% of next $400 million
0.70% over $1 billion	0.70% over $500 million	0.65% over $500 million
Bond	Small Cap Growth	Bryton Growth
0.60% of first $100 million	0.80% of first $150 million	0.85% of first $100 million
0.50% of next $150 million	0.75% of next $150 million	0.75% of next $400 million
0.45% of next $250 million	0.70% of next $300 million	0.70% over $500 million
0.40% of next $500 million	0.65% over $600 million	Balanced
0.30% of next $1 billion	Mid Cap Opportunity	0.65% of first $200 million
0.25% over $2 billion	0.85% of first $100 million	0.60% of next $300 million
Omni	0.80% of next $100 million	0.55% over $500 million
0.60% of first $100 million	0.75% of next $300 million	S&P MidCap 400® Index
0.50% of next $150 million	0.70% over $500 million	0.40% of first $100 million
0.45% of next $250 million	S&P 500® Index	0.35% of next $150 million
0.40% of next $500 million	0.40% of first $100 million	0.33% over $250 million
0.30% of next $1 billion	0.35% of next $150 million	Bristol Growth
0.25% over $2 billion	0.33% over $250 million	0.80% of first $100 million
Capital Appreciation	Strategic Value	0.70% of next $400 million
0.80% of first $100 million	0.75% of first $100 million	0.65% over $500 million
0.75% of next $300 million	0.70% of next $400 million	Risk Managed Balanced
0.65% of next $600 million	0.65% over $500 million	0.90% of first $500 million
0.60% over $1 billion	High Income Bond	0.75% over $500 million
ON International Equity[1]	0.75% of first $75 million	ON Conservative Model
0.85% of first $100 million	0.70% of next $75 million	0.40% of all net assets
0.80% of next $100 million	0.65% of next $75 million	ON Moderately Conservative Model
0.70% of next $800 million	0.60% over $225 million	0.40% of all net assets
0.67% over $1 billion	ClearBridge Small Cap	ON Balanced Model
ON Foreign[2]	0.85% of first $200 million	0.40% of all net assets
0.85% of first $100 million	0.80% of next $300 million	ON Moderate Growth Model
0.80% of next $100 million	0.75% over $500 million	0.40% of all net assets
0.70% of next $800 million	Nasdaq-100® Index	ON Growth Model
0.67% over $1 billion	0.40% of first $100 million	0.40% of all net assets
0.35% of next $150 million
0.33% over $250 million

[1]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2017, Lazard Asset Management, LLC replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Portfolio to ON International Equity Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule shown above, also effective May 1, 2017. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.85% of first $100 million

0.80% of next $100 million

0.70% over $200 million

[2]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Effective May 1, 2017, Templeton Global Advisors Limited replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Small-Mid Company Portfolio to ON Foreign Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule shown above, also effective May 1, 2017. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

1.00% of first $100 million

0.90% of next $100 million

0.85% over $200 million

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Lazard Asset Management, LLC (“Lazard”), Templeton Global Advisors Limited (“Templeton”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Geode Capital Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)	Small Cap Growth (Janus)	Bryton Growth (Suffolk)
0.40% of first $200 million	0.55% of first $150 million	0.50% of first $100 million
0.38% over $200 million	0.45% over $150 million	0.45% of next $400 million
Omni (Suffolk)	Mid Cap Opportunity (Goldman Sachs)	0.40% over $500 million
0.30% of first $100 million	0.60% of first $100 million	Balanced (ICON)
0.25% of next $150 million	0.55% of next $100 million	0.40% of first $200 million
0.225% of next $250 million	0.50% over $200 million	0.35% of next $300 million
0.20% of next $500 million	S&P 500® Index (Geode)[5]	0.30% over $500 million
0.15% of next $1 billion	0.025% of first $100 million	S&P MidCap 400® Index (Geode)[5]
0.125% over 2 billion	0.020% of next $150 million	0.039% of first $100 million
Capital Appreciation (Jennison)	0.015% over $250 million	0.038% of next $150 million
0.75% of first $10 million	Strategic Value (Federated Equity)	0.037% of next $250 million
0.50% of next $30 million	0.50% of first $35 million	0.036% of next $500 million
0.35% of next $25 million	0.35% of next $65 million	0.035% over $1 billion
0.25% of next $335 million	0.25% over $100 million	Bristol Growth (Suffolk)
0.22% of next $600 million	High Income Bond (Federated Investment)	0.45% of first $100 million
0.20% over $1 billion	0.50% of first $30 million	0.40% of next $400 million
ON International Equity (Lazard)[3]	0.40% of next $20 million	0.35% over $500 million
0.40% on first $500 Million	0.30% of next $25 million	Risk Managed Balanced (Janus)
0.35% on next $500 Million	0.25% over $75 million	0.35% of first $500 million
0.32% over $1 Billion	ClearBridge Small Cap (ClearBridge)	0.25% over $500 million
ON Foreign (Templeton)[4]	0.55% of first $200 million	Risk Managed Balanced (AnchorPath)
0.43% on first $500 Million	0.50% over $200 million	0.20% of first $500 million
0.38% on next $500 Million	Nasdaq-100® Index (Geode)[5]	0.15% over $500 million
0.35% over $1 Billion	0.05% of first $100 million
Aggressive Growth (Janus)	0.04% of next $150 million
0.55% of first $100 million	0.03% over $250 million
0.50% of next $400 million	Bristol (Suffolk)
0.45% over $500 million	0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

[3]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

Effective May 1, 2017, Lazard Asset Management, LLC replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Portfolio to ON International Equity Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above, also effective at May 1, 2017. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.40% of first $200 Million

0.35% over $200 Million

[4]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2017, Templeton Global Advisors Limited replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Small-Mid Company Portfolio to ON Foreign Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above, also effective at May 1, 2017. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.75% of first $100 Million

0.65% over $100 Million

[5]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2017, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the fee schedules indicated above.

Prior to December 30, 2016, Suffolk, the sub-adviser to the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios had an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and, until December 30, 2016, also owned 84.698% of the voting interests of Suffolk. On December 30, 2016, a Purchase and Sale Agreement was executed for the purpose of transferring ONLIC’s ownership interests to a Suffolk employee ownership group. There were no Fund liabilities payable to Suffolk at December 31, 2017, as sub-advisory fees are accrued and paid by ONI rather than the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2017.

ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five new ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board of Directors of the Fund; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed the following percentages of the average daily net assets (the “Expense Limitation Agreement.” )

Portfolio
ON Conservative Model	0.82%
ON Moderately Conservative Model	0.87%
ON Balanced Model	0.94%
ON Moderate Growth Model	0.99%
ON Growth Model	1.03%

157	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses (“AFFE”), which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The Expense Limitation Agreement will continue at least through April 30, 2018. The Expense Limitation Agreement may only be terminated with the consent of the Board. Under the Expense Limitation Agreement, ONI is entitled to a reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of the applicable annual expense limitation in effect at the time of the expense payment or the reimbursement. There were no recorded liabilities related to this agreement at December 31, 2017.

For the period from the Model Portfolios’ inception date, March 1, 2017, to December 31, 2017, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio
ON Conservative Model	$225,670
ON Moderately Conservative Model	546,454
ON Balanced Model	2,175,981
ON Moderate Growth Model	3,208,708
ON Growth Model	787,420

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2017, the Fund incurred compliance expenses totaling $338,804, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $140,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2017, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $747,300.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2017, and the year ended December 31, 2016, respectively, were as follows:

	Equity		Bond		Omni
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	10,642,597	2,230,233	11,214,295	2,653,292	266,862	907,980
Capital shares redeemed	(12,872,622)	(2,826,282)	(2,741,090)	(3,109,602)	(318,671)	(751,330)

Net increase/(decrease)	(2,230,025)	(596,049)	8,473,205	(456,310)	(51,809)	156,650

	Capital Appreciation		ON International Equity		ON Foreign
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	2,025,134	792,089	1,144,777	1,559,945	628,575	550,491
Capital shares redeemed	(4,338,944)	(8,694,235)	(2,568,809)	(2,369,033)	(634,666)	(757,661)

Net increase/(decrease)	(2,313,810)	(7,902,146)	(1,424,032)	(809,088)	(6,091)	(207,170)

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	709,785	1,176,118	6,189,442	1,410,206	174,034	367,577
Capital shares redeemed	(860,290)	(1,385,111)	(6,546,021)	(2,206,610)	(469,655)	(688,315)

Net increase/(decrease)	(150,505)	(208,993)	(356,579)	(796,404)	(295,621)	(320,738)

	S&P 500® Index		Strategic Value		High Income Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	23,454,764	20,751,886	30,871,564	14,744,875	12,486,892	8,187,969
Capital shares redeemed	(19,338,265)	(4,923,612)	(27,981,608)	(6,274,225)	(13,338,819)	(3,137,431)

Net increase/(decrease)	4,116,499	15,828,274	2,889,956	8,470,650	(851,927)	5,050,538

	ClearBridge Small Cap		Nasdaq-100® Index		Bristol
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	3,994,874	3,777,046	6,783,625	5,283,661	6,848,458	828,739
Capital shares redeemed	(4,590,517)	(743,571)	(3,749,601)	(4,629,245)	(8,102,589)	(2,348,472)

Net increase/(decrease)	(595,643)	3,033,475	3,034,024	654,416	(1,254,131)	(1,519,733)

	Bryton Growth		Balanced		S&P MidCap 400® Index
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital shares issued on sales	3,478,196	1,339,282	24,217,744	9,384,539	3,514,467	370,339
Capital shares redeemed	(5,814,782)	(4,999,127)	(28,797,829)	(6,988,391)	(1,597,043)	(554,988)

Net increase/(decrease)	(2,336,586)	(3,659,845)	(4,580,085)	2,396,148	1,917,424	(184,649)

	Bristol Growth		Risk Managed Balanced
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Capital shares issued on sales	5,831,380	766,504	7,019,790	13,411,958
Capital shares redeemed	(6,841,925)	(1,174,726)	(5,162,331)	(3,282,546)

Net increase/(decrease)	(1,010,545)	(408,222)	1,857,459	10,129,412

	ON	ON Moderately
	Conservative	Conservative	ON Balanced	ON Moderate	ON Growth
	Model	Model	Model	Growth Model	Model
	Period from	Period from	Period from	Period from	Period from
	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017
	(inception) to	(inception) to	(inception) to	(inception) to	(inception) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2017
Capital shares issued on sales	11,598,693	35,444,144	161,454,788	263,279,015	53,788,591
Capital shares redeemed	(2,132,216)	(4,941,775)	(16,972,493)	(23,746,889)	(5,012,375)

Net increase/(decrease)	9,466,477	30,502,369	144,482,295	239,532,126	48,776,216

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2017 were as follows:

				Capital	ON International
	Equity	Bond	Omni	Appreciation	Equity
Cost of purchases	$231,704,708	$251,782,319	$115,976,171	$ 85,155,105	$195,262,659
Proceeds from sales	$296,981,061	$111,293,846	$115,044,587	$163,696,337	$206,409,215

		Aggressive		Mid Cap
	ON Foreign	Growth	Small Cap Growth	Opportunity	S&P 500® Index
Cost of purchases	$93,326,706	$31,175,087	$65,494,597	$41,688,029	$216,960,145
Proceeds from sales	$91,256,539	$35,139,820	$74,667,418	$51,081,824	$ 77,913,936

			ClearBridge Small	Nasdaq-100®
	Strategic Value	High Income Bond	Cap	Index	Bristol
Cost of purchases	$209,424,066	$93,361,815	$125,434,111	$65,139,703	$473,520,872
Proceeds from sales	$144,335,973	$96,145,840	$134,582,788	$16,536,731	$506,670,213

			S&P MidCap 400®		Risk Managed
	Bryton Growth	Balanced	Index	Bristol Growth	Balanced
Cost of purchases	$167,769,079	$819,964,188	$56,849,125	$269,416,961	$153,138,495
Proceeds from sales	$222,220,748	$882,413,177	$23,337,711	$291,777,424	$136,778,078

		ON Moderately
	ON Conservative	Conservative	ON Balanced	ON Moderate
	Model	Model	Model	Growth Model	ON Growth Model
Cost of purchases	$123,005,916	$374,962,448	$1,808,193,574	$2,968,303,410	$604,915,888
Proceeds from sales	$ 27,176,333	$ 66,540,558	$ 361,736,852	$ 544,737,849	$114,165,069

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2017 were as follows:

					Risk Managed
		Bond	Omni	Balanced	Balanced
Cost of purchases		$91,525,693	$ 795,664	$128,417,539	$69,579,595
Proceeds from sales		$86,568,721	$1,861,508	$ 71,549,609	$58,300,914

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts

160	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio held written call options and purchased put options during the year ended December 31, 2017. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held by the Portfolio’s custodian under an Escrow Deposit Agreement between the custodian and the Options Clearing Corporation (“OCC”). Such collateral holdings are restricted from trading. The cash collateral or borrowings, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral under the Escrow Deposit Agreement are noted as such on the Portfolio’s Schedule of Investments.

Although there were no written options held by the Balanced Portfolio at December 31, 2017, the Portfolio held 400 contracts of written options that were purchased in the previous year. During the year ended December 31, 2017, these contracts were sold, resulting in a net realized gain of $412,834.

Written and purchased options are non-income producing securities.

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2017 were: Cost of purchases: $3.5 million, Expirations: $9.2 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the year ended December 31, 2017. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the year ended ended December 31, 2017 were: Cost of purchases: $22.3 million, Proceeds from sales: $20.0 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial

161	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of the S&P 500® Index, Nasdaq-100® Index, and S&P MidCap 400® Index Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2017 as collateral for the Portfolios’ futures contracts. These futures contracts were used by the Portfolios for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. There were other index futures contracts that were executed and closed in the Portfolios during the year ended December 31, 2017. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2017. For the year ended December 31, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P 500® Index Portfolio were $146.3 million and $148.1 million, respectively. For the year ended December 31, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Nasdaq-100® Index Portfolio were $41.4 million and $40.6 million, respectively. For the year ended December 31, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P MidCap 400® Index Portfolio were $7.3 million and $7.4 million, respectively.

Portions of the Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2017 as collateral for the Portfolio’s futures contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the year ended December 31, 2017. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2017. For the year ended December 31, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $1,097.5 million and $1,069.5 million, respectively.

Although there were no futures contracts in the ON International Equity Portfolio at December 31, 2017, there were index futures contracts that were executed and closed in that Portfolio during the year ended December 31, 2017. Those contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in

162	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. For the year ended December 31, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $17.5 million and $25.4 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The ON International Equity Portfolio, ON Foreign Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline

163	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although there were no forward foreign currency contracts in the Portfolios at December 31, 2017, the ON Foreign Portfolio entered into foreign currency contracts during the year ended December 31, 2017 in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either significantly under-weighted or over-weighted in relation to the Portfolio’s benchmark index. For the year ended December 31, 2017, the notional value of foreign currency contracts executed by the ON Foreign Portfolio were approximately $3.5 million for currencies bought and approximately $3.5 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2017, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
S&P 500® Index	Futures contracts	Equity price	$7,091,400	$7,107,828	(1)

Nasdaq-100® Index	Futures contracts	Equity price	$1,794,450	$1,788,491	(1)

Balanced	Purchased options	Equity price	$66,000	$—	(2)

S&P MidCap 400® Index	Futures contracts	Equity price	$760,960	$753,207	(1)

Risk Managed Balanced	Purchased options	Equity price	$23,867,416	$—	(2)

	Futures contracts	Equity price	$210,176,219	$211,021,276	(1)

(1)

Net unrealized appreciation (depreciation) on futures contracts. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts.

(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON International Equity	Futures contracts	Equity price	$773,873	$(61,320)	(3),(4)

ON Foreign	Foreign currency contracts	Currency exchange rate	$(24,837)	—	(1),(2)

S&P 500® Index	Futures contracts	Equity price	$1,900,493	$94,831	(3),(4)

Nasdaq-100® Index	Futures contracts	Equity price	$496,136	$21,320	(3),(4)

Balanced	Purchased options	Equity price	$(9,230,267)	$3,667,965	(5),(6)

	Written options	Equity price	$412,834	$(259,478)	(7),(8)

S&P MidCap 400® Index	Futures contracts	Equity price	$35,708	$14,586	(3),(4)

Risk Managed Balanced	Futures contracts	Equity price	$6,685,970	$84,780	(3),(4)

	Purchased options	Equity price	$(1,116,237)	$3,802,313	(5),(6)

(1)	Net realized gain (loss) on foreign currency contracts.
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts.
(3)	Net realized gain (loss) on futures contracts.
(4)	Change in unrealized appreciation/depreciation on futures contracts.
(5)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(6)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.
(7)	Net realized gain (loss) on written options.

164	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

(8)	Change in unrealized appreciation/depreciation on written options.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2017, there were no outstanding derivative transactions that were subject to netting arrangements.

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from Real Estate Investment Trusts and Closed End Mutual Funds.

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Unrealized Appreciation (Depreciation) on Foreign Currency, Futures, and Written Options	Total Accumulated Earnings (Deficit)
Equity	$—	$—	$—	$—	$74,004,220	$—	$74,004,220
Bond	—	—	—	—	5,521,825	—	5,521,825
Omni	—	—	—	—	8,020,884	—	8,020,884
Capital Appreciation	—	—	—	—	18,849,852	2,008	18,851,860
ON International Equity	—	—	—	—	17,622,686	18,694	17,641,380
ON Foreign	—	—	—	—	3,546,436	(9,920)	3,536,516
Aggressive Growth	—	—	—	—	11,762,484	—	11,762,484
Small Cap Growth	—	—	—	—	66,009,673	1,224	66,010,897
Mid Cap Opportunity	—	—	—	—	17,208,248	—	17,208,248
S&P 500® Index	—	—	—	—	299,640,343	—	299,640,343
Strategic Value	—	—	—	—	40,017,261	46,278	40,063,539
High Income Bond	—	—	—	(4,244,501)	3,469,445	—	(775,056)
ClearBridge Small Cap	—	—	—	—	32,486,104	—	32,486,104
Nasdaq-100® Index	—	—	—	—	101,915,252	—	101,915,252
Bristol	—	—	—	—	30,739,169	—	30,739,169
Bryton Growth	—	—	—	—	2,951,484	—	2,951,484
Balanced	—	—	—	—	68,108,149	—	68,108,149
S&P MidCap 400® Index	—	—	—	—	5,292,333	—	5,292,333
Bristol Growth	—	—	—	—	20,333,575	—	20,333,575
Risk Managed Balanced	—	—	—	—	36,260,435	—	36,260,435
ON Conservative Model	—	—	—	—	1,541,198	—	1,541,198
ON Moderately Conservative Model	—	—	—	—	6,490,080	—	6,490,080
ON Balanced Model	—	—	—	—	48,911,092	—	48,911,092
ON Moderate Growth Model	—	—	—	—	83,990,328	—	83,990,328
ON Growth Model	—	—	—	—	21,043,715	—	21,043,715

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

165	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2017 that are available to offset future realized gains, if any:

			Expiration
			No	No
	Total Loss		Expiration	Expiration
Portfolio	Carryforward	2018	Short Term	Long Term
High Income Bond	$4,244,501	—	—	$4,244,501

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2017 for federal income tax purposes.

				Capital	ON International
	Equity	Bond	Omni	Appreciation	Equity	ON Foreign
Gross unrealized:
Appreciation	$94,121,731	$6,119,317	$8,160,933	$22,007,202	$18,938,250	$6,682,017
Depreciation	(20,117,511)	(597,492)	(140,049)	(3,157,350)	(1,315,564)	(3,135,581)

Net unrealized appreciation	$74,004,220	$5,521,825	$8,020,884	$18,849,852	$17,622,686	$3,546,436

Aggregate cost of investments:	$499,887,463	$308,626,645	$60,106,466	$106,674,702	$140,319,852	$76,168,469

	Aggressive		Mid Cap			High Income
	Growth	Small Cap Growth	Opportunity	S&P 500® Index	Strategic Value	Bond
Gross unrealized:
Appreciation	$12,816,069	$72,371,535	$17,789,855	$312,844,371	$52,389,294	$8,350,193
Depreciation	(1,053,585)	(6,361,862)	(581,607)	(13,204,028)	(12,372,033)	(4,880,748)

Net unrealized appreciation	$11,762,484	$66,009,673	$17,208,248	$299,640,343	$40,017,261	$3,469,445

Aggregate cost of investments:	$48,970,097	$210,374,622	$60,943,810	$840,457,546	$552,742,278	$310,177,508

	ClearBridge	Nasdaq-100®				S&P MidCap 400®
	Small Cap	Index	Bristol	Bryton Growth	Balanced	Index
Gross unrealized:
Appreciation	$44,932,629	$103,243,561	$31,113,319	$4,181,041	$78,126,476	$7,509,778
Depreciation	(12,446,525)	(1,328,309)	(374,150)	(1,229,557)	(10,018,327)	(2,217,445)

Net unrealized appreciation	$32,486,104	$101,915,252	$30,739,169	$2,951,484	$68,108,149	$5,292,333

Aggregate cost of investments:	$241,954,057	$154,694,605	$192,532,496	$53,584,971	$880,854,310	$83,551,416

				ON Moderately
		Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate
	Bristol Growth	Balanced	Model	Model	Model	Growth Model
Gross unrealized:
Appreciation	$20,607,097	$42,551,612	$1,541,198	$6,752,682	$49,028,143	$85,198,724
Depreciation	(273,522)	(6,291,177)	—	(262,602)	(117,051)	(1,208,396)

Net unrealized appreciation	$20,333,575	$36,260,435	$1,541,198	$6,490,080	$48,911,092	$83,990,328

Aggregate cost of investments:	$107,528,518	$313,490,826	$98,203,182	$319,484,780	$1,513,728,645	$2,563,333,056

166	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

ON Growth Model
Gross unrealized:
Appreciation	$21,477,508
Depreciation	(433,793)

Net unrealized appreciation	$21,043,715

Aggregate cost of investments:	$522,863,890

There were no cash distributions paid to shareholders for the years ended December 31, 2017 and December 31, 2016, as the tax liability of the Fund’s Portfolios is intended to be passed on to shareholders through consent dividends.

The tax character of consent dividend distributions recognized, as well as other reclassifications of capital accounts due to permanent tax differences for the year ended December 31, 2017, were as follows (in aggregate):

	Consent Dividend Distribution Reclassifcations			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Equity	$16,036,363	$54,009,037	$70,045,400	$65,867	$(1,400,133)	$1,334,266
Bond	10,850,877	—	10,850,877	(5,680,452)	(191)	5,680,643
Omni	5,848,765	3,146,283	8,995,048	(2)	(9,067)	9,069
Capital Appreciation	12,682,416	18,669,811	31,352,227	—	(769,159)	769,159
ON International Equity	1,736,626	9,367,588	11,104,214	(65,024,845)	(32,952)	65,057,797
ON Foreign	3,683,235	11,020,053	14,703,288	—	374,202	(374,202)
Aggressive Growth	1,198,047	9,963,668	11,161,715	—	87,431	(87,431)
Small Cap Growth	2,863,238	17,251,414	20,114,652	5,002	331,910	(336,912)
Mid Cap Opportunity	105,406	7,723,928	7,829,334	—	178,848	(178,848)
S&P 500® Index	27,420,977	43,541,114	70,962,091	(95,718)	(477,402)	573,120
Strategic Value	38,490,778	51,247,519	89,738,297	(1)	(518,691)	518,692
High Income Bond	29,080,778	—	29,080,778	1	99	(100)
ClearBridge Small Cap	17,848,662	20,161,756	38,010,418	9,651	(408,371)	398,720
Nasdaq-100® Index	2,706,899	11,562,304	14,269,203	—	(103,569)	103,569
Bristol	25,378,216	20,969,045	46,347,261	—	(47,857)	47,857
Bryton Growth	5,059,647	—	5,059,647	(8,729)	481,788	(473,059)
Balanced	37,610,445	34,848,154	72,458,599	(135)	(603,740)	603,875
S&P MidCap 400® Index	2,759,245	149,729	2,908,974	12,069	(94,377)	82,308
Bristol Growth	12,055,729	16,907,728	28,963,457	—	(21,123)	21,123
Risk Managed Balanced	8,011,845	13,882,298	21,894,143	(3)	(43,602)	43,605
ON Conservative Model	3,120,474	754,851	3,875,325	—	947,300	(947,300)
ON Moderately Conservative Model	10,172,458	5,497,181	15,669,639	—	3,980,798	(3,980,798)
ON Balanced Model	51,382,878	32,944,410	84,327,288	—	24,432,713	(24,432,713)
ON Moderate Growth Model	88,503,679	76,655,407	165,159,086	—	49,936,442	(49,936,442)
ON Growth Model	18,574,602	17,501,941	36,076,543	—	11,558,688	(11,558,688)

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

167	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2017

(8)	Legal Matters

In December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. On September 23, 2013, the Court granted the motion to dismiss the individual creditors’ state-law fraudulent conveyance claim. Subsequently, on January 6, 2017, the Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit Court of Appeals. Because of a procedural issue, however, the plaintiff cannot automatically appeal the decision, but must first obtain permission from the District Court. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the motion to dismiss until certain other pending motions to dismiss are resolved. The timetable for resolution of the pending motions to dismiss remains unclear; the parties involved are currently engaged in discovery. On July 18, 2017, the plaintiff sought permission to amend his complaint to include a constructive fraudulent transfer claim, based on the potential outcome of a case—Merit Management Group, LP v. FTI Consulting, Inc.—that is currently pending in the Supreme Court. The District Court denied the request without prejudice, but noted that plaintiff may have a strong argument that he should be allowed to amend his complaint depending on the outcome of Merit Management.

The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

168

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

    Ohio National Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Bond Portfolio, Omni Portfolio, Capital Appreciation Portfolio, ON International Equity Portfolio (formerly the International Portfolio), ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio), Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, ClearBridge Small Cap Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, S&P MidCap 400 Index Portfolio, Bristol Growth Portfolio, Risk Managed Balanced Portfolio (each a “Portfolio” and collectively the “Portfolios” of Ohio National Fund, Inc.), ON Conservative Model Portfolio, ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio (each a “Model Portfolio” and collectively, the “Model Portfolios” of Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended for the Portfolios and the period from March 1, 2017 to December 31, 2017 for the Model Portfolios, the statements of changes in net assets for each of the years in the two year period then ended for the Portfolios and the period from March 1, 2017 to December 31, 2017 for the Model Portfolios, and the related notes (collectively, the “financial statements”), and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios and Model Portfolios as of December 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ and Model Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios and Model Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians, brokers and transfer agents, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.

Columbus, Ohio

February 20, 2018

169	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2017

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 15, 2017, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Advisory Agreement and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2017, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers and other support to contract owners, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Bond Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. With respect to the Mid Cap Opportunity Portfolio, in the course of their deliberations at the meeting, the Directors determined to replace

170	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

the current Sub-Adviser to the Portfolio with a new sub-adviser as of May 1, 2018. As the respective sub-advisory agreements for the International Equity Portfolio and ON Foreign Portfolio were less than one year into their initial two-year terms, the Directors determined not to consider their renewal at this time. With the exception of the services of the respective Sub-Advisers to the Mid Cap Opportunity Portfolio, the ON Foreign Portfolio, and International Equity Portfolio, it was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2017, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with Adviser representatives the returns of certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion and all funds identified as being funds of funds. The Morningstar Peer Groups also excluded non-index funds for the S&P 500® Index Portfolio, S&P MidCap 400® Index Portfolio, and the Nasdaq-100® Index Portfolio and excluded index funds for all other Portfolios.

In addition, the Board looked at the average net assets for each fund in the respective Morningstar Peer Group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had net assets equal to the Morningstar Peer Group’s average net assets. The Board considered that comparison on an absolute and percentile ranking basis.

For all Portfolios other than the Bond Portfolio the Board also considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

The Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had usually passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from 26.99% to 91.47% with average profitability of 48.25%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser has contractually agreed to limit Portfolio expenses, and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations do not account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions), and that profitability would be much less for each Portfolio if these costs were included. The Directors also pointed out that if an adviser is extremely efficient resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent makes money on the variable products to which the Fund is available as an

171	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. They further considered the breakpoints established in the sub-advisory agreements and considered the impact of these breakpoints on Sub-Adviser profitability. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to peer funds. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase, and that the existing breakpoints are appropriate.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2017.

Equity Portfolio (Adviser – ONI, Sub-Adviser – Clearbridge). The Directors noted that the Portfolio had underperformed its benchmark index for all periods and its peer group average for all periods other than the 5-year period. The Directors acknowledged that the Portfolio is more conservative than its peers, and thus not likely to outperform in strong equity markets. A representative of the Adviser noted that the Adviser views the Portfolio as a consistent investment, well suited for long term investors and in particular noted that for the 5-year period, the Portfolio’s performance ranked in the 28th percentile of its peer group. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio provided returns in line with its peer group average for the 1-and 3-year periods, ranking in the 36th percentile for both periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average. They further noted that the Portfolio’s net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its peer group average and benchmark index over each period shown, ranking in the top 1% of its peer group for the 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio underperformed its peer group and benchmark index for the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser noted that the Portfolio was run in a more conservative fashion, and that it was more likely to underperform in strong equity markets. The Directors considered that the Portfolio’s 5-year relative performance was closer to the peer group average, ranking in the 59th percentile of its peer group. The Directors agreed to continue to monitor the Portfolio’s performance and consider the performance following a full market cycle. The Directors noted that the Portfolio’s advisory fee was higher than the average, but considered that the Portfolio is an all-cap fund, which justifies a higher fee than the large cap funds making up the majority of its peer group. The Board also noted that the Portfolio’s net expense ratio was below the average of the Portfolio’s peer group. Overall, the Board concluded that the Portfolio’s performance was acceptable, and that the advisory and sub-advisory fees were reasonable.

172	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

ON International Equity Portfolio (Adviser – ONI, Sub-Adviser – Lazard). The Directors did not review the comparative performance information for the Portfolio as sub-advised by Lazard, which took over as sub-adviser earlier in the year. They noted that, at the recommendation of the Adviser, they had determined to replace the former sub-adviser for the Portfolio, due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of Lazard as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the advisory fee was reasonable.

ON Foreign Portfolio (Adviser – ONI, Sub-Adviser – Templeton). The Directors did not review the comparative performance information for the Portfolio as sub-advised by Templeton, which took over as sub-adviser earlier in the year. They noted that, at the recommendation of the Adviser, they had determined to replace the former sub-adviser for the Portfolio, due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of Templeton as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee and expense ratio were above the peer group average. Overall, the Board concluded that the advisory fee was reasonable.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its peer group average for each of the periods, ranking in the top 5% of its peer group for the 3-year period. The Board noted that the Portfolio’s advisory fee was above average compared to its peer group, but within the range of the Portfolio’s peers. The Board also noted that the Portfolio’s net expense ratio was below the average of the Portfolio’s peer group. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio’s returns in the year-to-date, 3-year and 5-year periods ranked the Portfolio within or near the top quartile of all peer group funds during the respective periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs, Proposed Sub-Adviser - Janus). The Directors reviewed the comparative performance information for the Portfolio as sub-advised by Goldman Sachs, but noted that, at the recommendation of the Adviser, they had determined to replace the Sub-Adviser for the Portfolio, effective May 1, 2018, due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of Janus as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the Goldman Sachs sub-advisory agreement for the period until Janus assumes the sub-adviser role.

S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). While the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the index when expenses were excluded. The Board did not rely on peer group comparison performance figures for the Portfolio because the Board considers peer group performance data for index funds to be generally irrelevant. The Board noted that, while the advisory fee was above the peer group average, the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was lower than the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio outperformed its peer group average for the year-to-date, and 3-year periods, but underperformed its peer group average for the 1-year and 5-year period and its benchmark index for each of the periods shown except the year-to-date period. Representatives of the Adviser noted that the Fund was ranked in the 18th percentile for the 3-year period relative to its peers. They also discussed a summary of dividend yield and dividend growth for the Portfolio, noting that the Portfolio was meeting its objective of obtaining dividend yield. The Directors noted that the Portfolio’s advisory fee was above average for the peer group, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). Despite underperforming its benchmark and peer group average for each of the periods shown, the Portfolio ranked in the top quartile for the year-to-date, 1-, and 5-year periods, and in the 50th percentile for the 3-year period relative to its peers. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

173	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

ClearBridge Small Cap Portfolio (Adviser – ONI; Sub-Adviser – ClearBridge). The Portfolio outperformed its peer group average for the 1-, 3- and 5-year periods and underperformed its benchmark index for all periods shown except the 3-year period. The Directors noted that the Portfolio performance for the 3-year period was in the 29th percentile of its peer group. The Directors considered that the Portfolio’s advisory fee was above its peer group average, and the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). While the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the index when expenses were excluded. The Board did not rely on peer group comparison performance figures for the Portfolio because the Board considers peer group performance data for index funds to be generally irrelevant. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its peer group average and benchmark index for each of the periods shown. The Directors noted, in particular, that for the 5-year period, the Portfolio’s performance ranked in the 1st percentile of its peer group. The Directors considered that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average for each of the periods shown. The Directors noted the Portfolio’s improved recent performance, ranking in the 52nd percentile of its peer group year-to-date. Representatives of the Adviser noted that, despite the disappointing performance reported at the meeting for the 1-, 3- and 5-year periods, the Sub-Adviser did have a strong 2012 and 2013 and suggested that they expect to see performance improve as growth stocks see rallies in the market. They further noted that the sub-advisor uses a very research intensive process and had hired a new analyst to provide additional research support, which appears to be helping, as evidenced by the improved year-to-date returns. In light of the underperformance, the Directors requested the Advisor continue to carefully monitor the Sub-Adviser to address performance. Directors noted that the Portfolio’s advisory fee was above the peer group average, but the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio underperformed its benchmark index for each of the periods shown and its peer group average for the year-to-date and 5-year periods. The Directors noted that the Portfolio’s performance for the 1- and 3-year periods was in the 48th and 41st percentile, respectively, of its peer group. The Directors considered that the equity portion of the Portfolio is hedged, and that the performance of that portion of the Portfolio has suffered on a relative basis, given the impact of recent strong equity markets. The Directors noted that the Portfolio’s advisory fee and expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors noted that Geode recently assumed responsibility as sub-adviser when the Portfolio was converted to an index fund, and that therefore the only relevant performance was for the year-to-date period. The Board noted that the performance generally was in line with the S&P Mid Cap 400® Index when expenses were excluded. The Board did not rely on peer group comparison performance figures for the Portfolio because the Board considers peer group performance data for index funds to be generally irrelevant. The Board considered that the Portfolio’s advisory fee and net expense ratio were above the peer group averages, but noted that the advisory fee was within the range of fees of its peers. Overall, the Board concluded that the Portfolio’s performance was acceptable, particularly in light of the Sub-Adviser’s abbreviated tenure with the Portfolio, and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index over each period shown and its peer group average over the year-to-date and 1-year periods. The Directors noted that the Portfolio’s performance for the 5-year period was in the 15th percentile of its peer group. The Directors noted that although the Portfolio’s advisory fee was slightly above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Advisers – Janus and AnchorPath). The Portfolio outperformed its peer group average for all periods shown. The Directors noted that much of the Portfolio’s outperformance was attributable to Janus’ management, noting in particular that the performance for which Janus was responsible exceeded the performance of the benchmark and was in the top quartile of its peers for all periods shown. The Directors noted that the AnchorPath component of the Portfolio is a risk management overlay for which there is no comparison data available, but they considered the comment of a representative of the Adviser that AnchorPath had performed well in that it had not detracted from performance (since inception) in

174	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

a generally rising market. The Directors noted that the advisory fee was higher than the peer group average, but the expense ratio was lower than the peer group average. After further discussion, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser(s) had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolio without a Sub-Adviser) and the Sub-Adviser(s) were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Bond Portfolio and the fixed income portion of the Omni Portfolio, for which there is no Sub-Adviser) and the Sub-Adviser(s) were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser(s) maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) for each Portfolio.

Also at the November 15, 2017 meeting, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved a sub-advisory agreement between Ohio National Investments, Inc. (the “Adviser”) and Janus Capital Management LLC (“Janus” or the “Sub-Adviser”) with respect to the Mid Cap Opportunity Portfolio (the “Sub-Advisory Agreement”). The Directors noted that they had determined to replace Goldman Sachs as sub-adviser to the Mid Cap Opportunity Portfolio.

In considering the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for Janus funds employing similar strategies to that of the Portfolio; (4) estimated Adviser profitability information; and (5) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

The Directors met with representatives of the Janus portfolio management team that would be responsible for providing sub-advisory services to the Portfolio. The Janus representatives reviewed the strategy and performance history of the Janus Henderson Mid Cap Growth (the “Janus Fund”) indicating that the Janus Fund’s strategy was proposed to be employed for the Mid Cap Opportunity Portfolio.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreement in private session with such counsel at which no representatives of management or the Adviser or Janus were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by Janus, noting that they had experience with Janus because it serves as a sub-adviser to three other portfolios of the Fund. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance program of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.

175	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

Investment Performance

The Board considered the performance of Janus Fund, which utilizes a strategy similar to that of the Portfolio, relative to that of the Portfolio’s Morningstar peer group and benchmark index. The Directors noted that the Janus Fund outperformed the Portfolio’s Morningstar peer group average and benchmark index for the year-to-date, 1-, 3- and 5-year periods ended September 30, 2017. A representative of the Adviser indicated that the Adviser is recommending Janus because Janus is a sub-adviser that has a repeatable process with a reasonable likelihood of success. They indicated that Janus has been managing the style effectively since 1989, noting that its 3- and 5-year performance was in the 2nd and 4th percentile, respectively, of its peer group, and that its year-to-date and 1- year returns were in the 26th percentile of its peers. The Directors also reviewed materials comparing the Janus Fund performance with that of the Portfolio and its benchmark index for the 5-year period ended September 30, 2017. The Directors noted that the Janus Fund demonstrated lower risk (as measured by standard deviation), higher alpha and better upside/downside capture ratios and risk adjusted returns that the Portfolio and its benchmark index. The Directors concluded that Janus has the ability to manage the Portfolio effectively.

Fees and Expenses, Profitability and Economies of Scale

The Directors noted that the advisory and sub-advisory fee would remain unchanged from the current fees. The Board reviewed charts showing how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser.

The Directors remarked that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolio from the sub-advisory arrangement with the Sub-Adviser should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreement, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreement.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2017 and held through December 31, 2017.

176	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2017	Ending Investment Value 12/31/2017	Expenses Paid During Period* 7/1/2017 – 12/31/2017	Expense Ratio During Period 7/1/2017 – 12/31/2017 (Annualized)
Equity	$1,000.00	$1,074.20	$4.18	0.80%
Bond	$1,000.00	$1,023.90	$3.21	0.63%
Omni	$1,000.00	$1,107.00	$4.14	0.78%
Capital Appreciation	$1,000.00	$1,100.60	$4.71	0.89%
ON International Equity	$1,000.00	$1,092.00	$5.80	1.10%
ON Foreign	$1,000.00	$1,046.30	$6.40	1.24%
Aggressive Growth	$1,000.00	$1,083.20	$5.04	0.96%
Small Cap Growth	$1,000.00	$1,092.70	$4.48	0.85%
Mid Cap Opportunity	$1,000.00	$1,107.00	$5.26	0.99%
S&P 500® Index	$1,000.00	$1,112.30	$2.02	0.38%
Strategic Value	$1,000.00	$1,058.60	$3.89	0.75%
High Income Bond	$1,000.00	$1,018.40	$3.76	0.74%
ClearBridge Small Cap	$1,000.00	$1,053.20	$4.61	0.89%
Nasdaq-100® Index	$1,000.00	$1,136.30	$2.37	0.44%
Bristol	$1,000.00	$1,132.30	$4.41	0.82%
Bryton Growth	$1,000.00	$1,098.80	$5.34	1.01%
Balanced	$1,000.00	$1,042.10	$3.19	0.62%
S&P MidCap 400® Index	$1,000.00	$1,092.60	$3.74	0.71%
Bristol Growth	$1,000.00	$1,140.00	$4.75	0.88%
Risk Managed Balanced	$1,000.00	$1,090.50	$5.32	1.01%
ON Conservative Model	$1,000.00	$1,029.30	$1.13	0.22%
ON Moderately Conservative Model	$1,000.00	$1,041.90	$1.08	0.21%
ON Balanced Model	$1,000.00	$1,052.60	$1.19	0.23%
ON Moderate Growth Model	$1,000.00	$1,067.60	$1.35	0.26%
ON Growth Model	$1,000.00	$1,076.30	$1.31	0.25%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2017	Ending Investment Value 12/31/2017	Expenses Paid During Period* 7/1/2017 – 12/31/2017	Expense Ratio During Period 7/1/2017 – 12/31/2017 (Annualized)
Equity	$1,000.00	$1,021.17	$4.08	0.80%
Bond	$1,000.00	$1,022.03	$3.21	0.63%
Omni	$1,000.00	$1,021.27	$3.97	0.78%
Capital Appreciation	$1,000.00	$1,020.72	$4.53	0.89%
ON International Equity	$1,000.00	$1,019.66	$5.60	1.10%
ON Foreign	$1,000.00	$1,018.95	$6.31	1.24%
Aggressive Growth	$1,000.00	$1,020.37	$4.89	0.96%
Small Cap Growth	$1,000.00	$1,020.92	$4.33	0.85%
Mid Cap Opportunity	$1,000.00	$1,020.21	$5.04	0.99%

177	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

Portfolio	Beginning Investment Value 7/1/2017	Ending Investment Value 12/31/2017	Expenses Paid During Period* 7/1/2017 – 12/31/2017	Expense Ratio During Period 7/1/2017 – 12/31/2017 (Annualized)
S&P 500® Index	$1,000.00	$1,023.29	$1.94	0.38%
Strategic Value	$1,000.00	$1,021.42	$3.82	0.75%
High Income Bond	$1,000.00	$1,021.48	$3.77	0.74%
ClearBridge Small Cap	$1,000.00	$1,020.72	$4.53	0.89%
Nasdaq-100® Index	$1,000.00	$1,022.99	$2.24	0.44%
Bristol	$1,000.00	$1,021.07	$4.18	0.82%
Bryton Growth	$1,000.00	$1,020.11	$5.14	1.01%
Balanced	$1,000.00	$1,022.08	$3.16	0.62%
S&P MidCap 400® Index	$1,000.00	$1,021.63	$3.62	0.71%
Bristol Growth	$1,000.00	$1,020.77	$4.48	0.88%
Risk Managed Balanced	$1,000.00	$1,020.11	$5.14	1.01%
ON Conservative Model	$1,000.00	$1,024.10	$1.12	0.22%
ON Moderately Conservative Model	$1,000.00	$1,024.15	$1.07	0.21%
ON Balanced Model	$1,000.00	$1,024.05	$1.17	0.23%
ON Moderate Growth Model	$1,000.00	$1,023.89	$1.33	0.26%
ON Growth Model	$1,000.00	$1,023.95	$1.28	0.25%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the ordinary income consent dividends that were incurred for the 2017 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	73.63%
Bond	0.00%
Omni	10.07%
Capital Appreciation	50.72%
ON International Equity	0.00%
ON Foreign	0.33%
Aggressive Growth	31.10%
Small Cap Growth	52.11%
Mid Cap Opportunity	100.00%
S&P 500® Index	100.00%
Strategic Value	52.16%
High Income Bond	0.00%
ClearBridge Small Cap	15.04%

Nasdaq-100® Index	100.00%
Bristol	10.13%
Bryton Growth	6.09%
Balanced	27.22%
S&P MidCap 400® Index	29.73%
Bristol Growth	81.42%
Risk Managed Balanced	51.12%
ON Conservative Model	9.06%
ON Moderately Conservative Model	16.75%
ON Balanced Model	15.25%
ON Moderate Growth Model	23.77%
ON Growth Model	25.72%

178	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2017

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2017:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
ON International Equity	$ 475,464	$0.0454	98.69%
ON Foreign	$ 158,884	$0.0662	97.67%
ON Conservative Model	$ 9,452	$0.0009	2.38%
ON Moderately Conservative Model	$ 77,828	$0.0025	5.49%
ON Balanced Model	$ 739,932	$0.0051	10.36%
ON Moderate Growth Model	$1,660,178	$0.0051	13.10%
ON Growth Model	$ 341,448	$0.0070	15.72%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

(4)	Other Disclosures

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

179

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2017

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	75	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	63	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	69	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	President: Goering Center for Family and Private Business (2008-present).

Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	78	Chairman and Director	Indefinite; Since July 1997	25	Insurance industry consultant (April 2010-present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA.

Officers

Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	58	President	Indefinite; Since March 2017		Senior Vice President and Head of Annuities SBU: ONLIC (January 2016-present); Senior Vice PResident, Chief Risk Officer: ONLIC (September 2015-December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012-September 2015); Founder: Chatfield Financial Group (January 2012-December 2012)

Paul J. Gerard One Financial Way Cincinnati, Ohio	58	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

180	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2017

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

R. Todd Brockman One Financial Way Cincinnati, Ohio	49	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	43	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017-present); Second Vice President and Counsel: ONLIC (January 2016-November 2017); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	45	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016-present); Director, Fund Compliance: ONLIC (January 2015-August 2016); Administrator, Fund Compliance: ONLIC (January2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013- January 2014); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016- present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016-December 2017); Chief Compliance Officer: Suffolk (August 2016-December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015-August 2016).

Daniel P. Leming One Financial Way Cincinnati, Ohio	32	Assistant Treasuer	Indefinite; Since March 2016		Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - present); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - Februrary 2016).

181

[THIS PAGE LEFT INTENTIONALLY BLANK]

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-18

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, uponrequest, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios:

Fiscal year ended December 31, 2017:	$328,500
Fiscal year ended December 31, 2016:	$270,500

(b)	Audit-Related Fees.

Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2017:	$8,000
Fiscal year ended December 31, 2016:	$5,000

(c)	Tax Fees.

Fiscal year ended December 31, 2017:	$118,875
Fiscal year ended December 31, 2016:	$92,400

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2017 and 2016, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer) March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer) March 2, 2018

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer) March 2, 2018